     As filed with the Securities and Exchange Commission on August 9, 2005



                                             Securities Act File No. 333-126292

                                       Investment Company Act File No. 811-07398

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                       [X] PRE-EFFECTIVE AMENDMENT NO. 1

                       [ ] POST-EFFECTIVE AMENDMENT NO. __

                        (CHECK APPROPRIATE BOX OR BOXES)

              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)


                                 (800) 341-2929
                        (AREA CODE AND TELEPHONE NUMBER)


                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                              AMY R. DOBERMAN, ESQ.
                                MANAGING DIRECTOR
                           VAN KAMPEN INVESTMENTS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:



                             CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                              333 WEST WACKER DRIVE
                             CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

================================================================================
Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.



===============================================================================================================================
                             CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------------------------------------------------------
          TITLE OF SECURITIES                                      PROPOSED MAXIMUM        PROPOSED MAXIMUM         AMOUNT OF
           BEING REGISTERED                       AMOUNT BEING       OFFERING PRICE        AGGREGATE OFFERING      REGISTRATION
                                                   REGISTERED           PER UNIT                 PRICE                  FEE
-------------------------------------------------------------------------------------------------------------------------------
Common Shares ($0.01 par value)                     24,024,995    $      15.145 (1)     $         363,858,549   $ 42,826 (2)
-------------------------------------------------------------------------------------------------------------------------------
Auction Preferred Shares ($0.01 par value)               7,000    $      25,000         $         175,000,000   $ 20,598 (2)
-------------------------------------------------------------------------------------------------------------------------------



(1) Average of high and low reported price for common shares on August 4, 2005.


(2) Includes registration fee of $117.70 previously paid in connection with the initial filing of the Registration Statement.


         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE

This Registration Statement is organized as follows:

    - Questions and Answers to Shareholders of Van Kampen Advantage Pennsylvania Municipal Income Trust, Van Kampen Pennsylvania Quality Municipal Trust, Van Kampen Trust for Investment Grade Pennsylvania Municipals and Van Kampen Pennsylvania Value Municipal Income Trust

    - Notice of Joint Special Meeting of Shareholders of Van Kampen Advantage Pennsylvania Municipal Income Trust, Van Kampen Pennsylvania Quality Municipal Trust, Van Kampen Trust for Investment Grade Pennsylvania Municipals and Van Kampen Pennsylvania Value Municipal Income Trust

    - Joint Proxy Statement/Prospectus for Van Kampen Advantage Pennsylvania Municipal Income Trust, Van Kampen Pennsylvania Quality Municipal Trust, Van Kampen Trust for Investment Grade Pennsylvania Municipals and Van Kampen Pennsylvania Value Municipal Income Trust

    - Statement of Additional Information regarding the proposed Reorganizations of Van Kampen Advantage Pennsylvania Municipal Income Trust, Van Kampen Pennsylvania Quality Municipal Trust, and Van Kampen Trust for Investment Grade Pennsylvania Municipals into Van Kampen Pennsylvania Value Municipal Income Trust

    -    Part C Information

    -    Exhibits

                               --  AUGUST 2005  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         TO SHAREHOLDERS OF VAN KAMPEN
 ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST, VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST, VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS
            AND VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
    Although we recommend that you read the complete Joint Proxy Statement/ Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?

A      Shareholders of
Van Kampen Advantage Pennsylvania Municipal Income Trust, Van Kampen Pennsylvania Quality Municipal Trust and Van Kampen Trust for Investment Grade Pennsylvania Municipals: You are being asked to vote on a reorganization (each a "Reorganization" and collectively the "Reorganizations") of your fund (each such fund being referred to herein as a "Target Fund" and together as the "Target Funds") into Van Kampen Pennsylvania Value Municipal Income Trust (the "Acquiring Fund"), a closed-end investment company that pursues the same investment objective and has similar investment policies and which is managed by the same investment advisory personnel as the Target Funds.



Shareholders of Van Kampen Pennsylvania Value Municipal Income Trust: You are being asked to vote on the issuance of additional common shares of beneficial interest by the Acquiring Fund in connection with the Reorganizations.

Q      WHY IS EACH
       REORGANIZATION BEING RECOMMENDED?
A      The Board of Trustees of
each Fund has determined that each Reorganization will benefit common shareholders of the respective Target Fund and the Acquiring Fund. The Target Funds and the Acquiring Fund are similar. Each Fund seeks to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital, by investing substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. Each Fund is managed by the same investment advisory personnel. After the Reorganizations, it is anticipated that common shareholders of each Fund will experience a reduced annual operating expense ratio, as certain fixed administrative costs will be spread across the combined fund's larger asset base. It is not anticipated that the Reorganizations will directly benefit preferred shareholders of the Funds; however, the Reorganizations will not adversely affect preferred shareholders, and none of the expenses of the Reorganizations will be borne by preferred shareholders.
Q      HOW WILL THE
       REORGANIZATIONS AFFECT ME?
A      Assuming shareholders
approve the Reorganizations of the Target Funds and shareholders of the Acquiring Fund approve the issuance of additional common shares of the Acquiring Fund, the assets and liabilities of the Target Funds will be combined with those of the Acquiring Fund and the Target Funds will dissolve.

Shareholders of the Target Funds: You will become a shareholder of the Acquiring Fund. If you are a holder of common shares of a Target Fund, you will receive newly-issued common shares of the Acquiring Fund, the aggregate net asset value of which will equal the aggregate net asset value of the common shares you held immediately prior to the Reorganization, less the costs of the Reorganization (though you may receive cash for fractional shares). If you are a holder of preferred shares of a Target Fund, you will receive newly-issued preferred shares of the Acquiring Fund, the aggregate liquidation preference of which will equal the aggregate liquidation preference of the preferred shares you held immediately prior to the Reorganization.

Shareholders of the Acquiring Fund: You will remain a shareholder of the Acquiring Fund.

Q      WILL I HAVE TO PAY ANY
       SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATIONS?
A      You will pay no sales loads
or commissions in connection with the Reorganizations. However, if the Reorganizations are completed, the costs associated with the Reorganizations, including the costs associated with the shareholder meeting, will be borne by common shareholders of the Target Funds and the Acquiring Fund in proportion to their projected annual expense savings as a result of the Reorganizations.
Q      WILL I HAVE TO PAY ANY
       FEDERAL TAXES AS A RESULT OF THE REORGANIZATIONS?
A      Each of the
Reorganizations is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganizations so qualify, in general, shareholders of the Target Funds will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganizations. Additionally, the Target Funds will recognize no gain or loss as a result of the transfer of all of their assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.

Q      WHAT HAPPENS IF
       SHAREHOLDERS OF ONE TARGET FUND DO NOT APPROVE ITS REORGANIZATION BUT SHAREHOLDERS OF THE OTHER TARGET FUNDS DO APPROVE THEIR REORGANIZATIONS?


A      An unfavorable vote on a
proposed Reorganization by the shareholders of one Target Fund will not affect the implementation of a Reorganization by any other Target Fund, if such Reorganization is approved by the shareholders of such Target Fund and the issuance of additional common shares is approved by the shareholders of the Acquiring Fund.

Q      WHY IS THE VOTE OF
       COMMON SHAREHOLDERS OF THE ACQUIRING FUND BEING SOLICITED?

A      Although the Acquiring
Fund will continue its legal existence and operations after the Reorganizations, the rules of the New York Stock Exchange and the Chicago Stock Exchange (on which the Acquiring Fund's common shares are listed) require the Acquiring Fund's common shareholders to approve the issuance of additional common shares in connection with the Reorganizations. If the issuance of additional common shares of the Acquiring Fund is not approved, none of the Reorganizations will occur.

Q      HOW DOES THE BOARD OF
       TRUSTEES OF MY FUND SUGGEST THAT I VOTE?
A      After careful consideration,
the Board of Trustees of your fund recommends that you vote "FOR" the item proposed for your fund.
Q      HOW DO I VOTE MY PROXY?
A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.
Q      WHOM DO I CONTACT FOR
       FURTHER INFORMATION?
A      You can contact your
financial adviser for further information. You may also call Van Kampen's Client Relations Department at (800) 341-2929 (Telecommunication Device for the Deaf users may call (800) 421-2833) or visit our website at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on the proposal(s) applicable to your fund using blue or black ink to mark an X in one of the boxes provided on the proxy card.

SHAREHOLDERS OF VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST, VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST AND VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS:

APPROVAL OF REORGANIZATION -- mark "For," "Against" or "Abstain."

SHAREHOLDERS OF VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST:

APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES -- mark "For," "Against" or "Abstain."

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                          FOR    AGAINST    ABSTAIN
1.   The proposal to      [ ]      [ ]        [ ]      2. The proposal to issue additional
     approve the                                          Common Shares. FOR  AGAINST  ABSTAIN
     Agreement and Plan                                               [ ]  [ ]    [ ]
     of Reorganization.

                                                        3. To transact such other business as may
                                                           properly come before the meeting or any
                                                           adjournment thereof.

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                       VAN KAMPEN ADVANTAGE PENNSYLVANIA
                       MUNICIPAL INCOME TRUST, VAN KAMPEN
  PENNSYLVANIA QUALITY MUNICIPAL TRUST, VAN KAMPEN TRUST FOR INVESTMENT GRADE
                            PENNSYLVANIA MUNICIPALS
                                      AND
                         VAN KAMPEN PENNSYLVANIA VALUE
                             MUNICIPAL INCOME TRUST
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 2005

  Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of Van Kampen Advantage Pennsylvania Municipal Income Trust ("Advantage Pennsylvania Municipal Income Trust"), Van Kampen Pennsylvania Quality Municipal Trust ("Pennsylvania Quality Municipal Trust"), Van Kampen Trust for Investment Grade Pennsylvania Municipals ("Trust for Investment Grade Pennsylvania Municipals") and Van Kampen Pennsylvania Value Municipal Income Trust (the "Acquiring Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on September 23, 2005 at 10:30 a.m. for the following purposes:


1.  Approval of Reorganizations:



    a. For shareholders of Advantage Pennsylvania Municipal Income Trust:



       To approve an Agreement and Plan of Reorganization between Advantage Pennsylvania Municipal Income Trust and the Acquiring Fund, the termination of Advantage Pennsylvania Municipal Income Trust's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of Advantage Pennsylvania Municipal Income Trust under applicable state law;



    b. For shareholders of Pennsylvania Quality Municipal Trust:



       To approve an Agreement and Plan of Reorganization between Pennsylvania Quality Municipal Trust and the Acquiring Fund, the termination of Pennsylvania Quality Municipal Trust's registration under the 1940 Act, and the dissolution of Pennsylvania Quality Municipal Trust under applicable state law;

    c. For shareholders of Trust for Investment Grade Pennsylvania Municipals:



       To approve an Agreement and Plan of Reorganization between Trust for Investment Grade Pennsylvania Municipals and the Acquiring Fund, the termination of Trust for Investment Grade Pennsylvania Municipals' registration under the 1940 Act, and the dissolution of Trust for Investment Grade Pennsylvania Municipals under applicable state law;



2.  Approval of Issuance of Common Shares:


    For common shareholders of the Acquiring Fund:


       To approve the issuance of additional common shares of the Acquiring Fund in connection with each Agreement and Plan of Reorganization; and



3.  Other Business:


    For shareholders of each fund:


       To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.


  Shareholders of record as of the close of business on July 29, 2005 are entitled to vote at the Special Meeting or any adjournment thereof.

  THE BOARD OF TRUSTEES OF ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST, PENNSYLVANIA QUALITY MUNICIPAL TRUST, TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS AND THE ACQUIRING FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  THE BOARD OF TRUSTEES OF ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST, PENNSYLVANIA QUALITY MUNICIPAL TRUST AND TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO AN AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  THE BOARD OF TRUSTEES OF THE ACQUIRING FUND RECOMMENDS THAT YOU CAST YOUR
VOTE:

  - FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND IN CONNECTION WITH EACH AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

                                       For the Board of Trustees,

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen Advantage Pennsylvania
                                        Municipal Income Trust
                                       Van Kampen Pennsylvania Quality
                                         Municipal Trust
                                       Van Kampen Trust for Investment
                                         Grade Pennsylvania Municipals
                                       Van Kampen Pennsylvania Value
                                         Municipal Income Trust

August 9, 2005

                               ------------------

                            YOUR VOTE IS IMPORTANT.
               PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
   ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE
             OR VIA THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

     THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                  SUBJECT TO COMPLETION, DATED AUGUST 9, 2005


                        JOINT PROXY STATEMENT/PROSPECTUS

                       VAN KAMPEN ADVANTAGE PENNSYLVANIA

                            MUNICIPAL INCOME TRUST,

                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST,

                     VAN KAMPEN TRUST FOR INVESTMENT GRADE

                            PENNSYLVANIA MUNICIPALS,

                                      AND

              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

                          1221 AVENUE OF THE AMERICAS

                            NEW YORK, NEW YORK 10020

                                 (800) 341-2929

                     JOINT SPECIAL MEETING OF SHAREHOLDERS


                               SEPTEMBER 23, 2005



  This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Van Kampen Advantage Pennsylvania Municipal Income Trust ("Advantage Pennsylvania Municipal Income Trust"), Van Kampen Pennsylvania Quality Municipal Trust ("Pennsylvania Quality Municipal Trust"), Van Kampen Trust for Investment Grade Pennsylvania Municipals ("Trust for Investment Grade Pennsylvania Municipals") and/or Van Kampen Pennsylvania Value Municipal Income Trust (the "Acquiring Fund"). A joint special meeting of shareholders of Advantage Pennsylvania Municipal Income Trust, Pennsylvania Quality Municipal Trust, Trust for Investment Grade Pennsylvania Municipals and the Acquiring Fund (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on September 23, 2005 at 10:30 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of each fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is August 12, 2005.


  The purposes of the Special Meeting are:


  1.  Approval of Reorganizations:



      a. For shareholders of Advantage Pennsylvania Municipal Income Trust:



          To approve an Agreement and Plan of Reorganization between Advantage Pennsylvania Municipal Income Trust and the Acquiring Fund, the termination of Advantage Pennsylvania Municipal Income Trust's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of Advantage Pennsylvania Municipal Income Trust under applicable state law;

      b. For shareholders of Pennsylvania Quality Municipal Trust:



         To approve an Agreement and Plan of Reorganization between Pennsylvania Quality Municipal Trust and the Acquiring Fund, the termination of Pennsylvania Quality Municipal Trust's registration under the 1940 Act, and the dissolution of Pennsylvania Quality Municipal Trust under applicable state law;



      c. For shareholders of Trust for Investment Grade Pennsylvania Municipals:



         To approve an Agreement and Plan of Reorganization between Trust for Investment Grade Pennsylvania Municipals and the Acquiring Fund, the termination of Trust for Investment Grade Pennsylvania Municipals' registration under the 1940 Act, and the dissolution of Trust for Investment Grade Pennsylvania Municipals under applicable state law;



  2.  Approval of Issuance of Common Shares:


      For common shareholders of the Acquiring Fund:


         To approve the issuance of additional common shares of the Acquiring Fund in connection with each Agreement and Plan of Reorganization; and



  3.  Other Business:


      For shareholders of each fund:


         To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.


  Advantage Pennsylvania Municipal Income Trust, Pennsylvania Quality Municipal Trust and Trust for Investment Grade Pennsylvania Municipals are sometimes referred to herein individually as a "Target Fund" or collectively as the "Target Funds." The Target Funds and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds." Each Agreement and Plan of Reorganization is sometimes referred to herein individually as a "Reorganization Agreement" or collectively as the "Reorganization Agreements." Each Reorganization Agreement that Target Fund shareholders are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement/Prospectus individually as a "Reorganization" and collectively as the "Reorganizations."

  The Reorganizations seek to combine four similar Funds to achieve certain economies of scale and other operational efficiencies. The investment objective of each Fund is to seek to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. Each Fund seeks to achieve its investment objective by investing substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued auction preferred shares of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). Each of the Target Funds will distribute Acquiring Fund Common Shares to common shareholders of such Target Fund and Acquiring Fund APS to preferred shareholders of such Target Fund, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in each Reorganization will equal the aggregate net asset value of Target Fund common shares held immediately prior to such Reorganization, less the costs of such Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in each Reorganization will equal the aggregate liquidation preference of Target Fund preferred shares held immediately prior to such Reorganization. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.


  In connection with the Reorganizations, common shareholders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares.

  The Board of Trustees of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund's shareholders.

  In the event that shareholders of one or more of the Target Funds do not approve the Reorganization(s), such Target Fund(s) will continue to exist and the Board of Trustees of such Target Fund(s) will consider what additional action, if any, to take. In the event Acquiring Fund common shareholders do not approve the issuance of additional Acquiring Fund Common Shares, then all of the Funds will continue to exist and the respective Board of Trustees of each Fund will consider what additional action, if any, to take.


  This Joint Proxy Statement/Prospectus sets forth concisely the information shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Common Shares and Acquiring Fund APS. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated August 9, 2005, relating to this Joint Proxy Statement/Prospectus (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." Copies of each Fund's most recent annual report and semi-annual report can be obtained on a web site maintained by Van Kampen Investments Inc. at www.vankampen.com. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and any more recent semi-annual report to any shareholder upon request. Any such request should be directed to the Van Kampen Client Relations Department by calling (800) 341-2929 (TDD users may call (800) 421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The address of the principal executive offices of the Funds is 1221 Avenue of the Americas, New York, New York 10020, and the telephone number is (800) 341-2929.


  The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.


  The Acquiring Fund Common Shares are listed on the New York Stock Exchange (the "NYSE") and the Chicago Stock Exchange (the "CHX") under the ticker symbol "VPV" and will continue to be so listed subsequent to the Reorganizations. The common shares of Advantage Pennsylvania Municipal Income Trust are listed on the NYSE and CHX under the ticker symbol "VAP." The common shares of Pennsylvania Quality Municipal Trust are listed on the NYSE and the CHX under the ticker symbol "VPQ." The common shares of Trust for Investment Grade Pennsylvania Municipals are listed on the NYSE and the CHX under the ticker symbol "VTP." Reports, proxy statements and other information concerning the Acquiring Fund, Advantage Pennsylvania Municipal Income Trust, Pennsylvania Quality Municipal Trust and Trust for Investment Grade Pennsylvania Municipals may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

  This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Common Shares and Acquiring Fund APS in each Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

  The Board of Trustees of each Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


  The date of this Joint Proxy Statement/Prospectus is August 9, 2005.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY.....................................................    8
PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS.............   17
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................   18
  Market Risk...............................................   18
  Interest Rate Risk........................................   18
  Credit Risk...............................................   18
  Income Risk...............................................   19
  Call Risk.................................................   19
  Non-Diversification Risk..................................   19
  Pennsylvania Municipal Securities Risk....................   20
  Risks of Using Strategic Transactions.....................   20
  Manager Risk..............................................   20
  Market Discount Risk......................................   20
  Leverage Risk.............................................   21
  Anti-Takeover Provisions..................................   23
  Special Risks Related to Preferred Shares.................   23
COMPARISON OF THE FUNDS.....................................   24
  Investment Objective and Policies.........................   24
  Other Investment Practices and Policies...................   28
  Investment Restrictions...................................   31
  Management of the Funds...................................   33
  Other Service Providers...................................   37
  Capitalization............................................   37
  Additional Information about Common Shares of the Funds...   39
  Additional Information about Preferred Shares of the
    Funds...................................................   43
  Governing Law.............................................   48
  Certain Provisions of the Declarations of Trust...........   48
  Conversion to Open-End Funds..............................   50
  Voting Rights.............................................   50
  Financial Highlights......................................   52

                                                              PAGE
                                                              ----
INFORMATION ABOUT THE REORGANIZATIONS.......................   56
  General...................................................   56
  Terms of the Reorganization Agreements....................   57
  Material U.S. Federal Income Tax Consequences of the
    Reorganizations.........................................   59
  Shareholder Approval......................................   61
PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON
  SHARES....................................................   62
  Shareholder Approval......................................   62
OTHER INFORMATION...........................................   63
  Voting Information and Requirements.......................   63
  Shareholder Information...................................   65
  Section 16(a) Beneficial Ownership Reporting Compliance...   65
  Shareholder Proposals.....................................   65
  Solicitation of Proxies...................................   66
  Legal Matters.............................................   66
  Other Matters to Come Before the Meeting..................   66
EXHIBIT I: DESCRIPTION OF SECURITIES RATINGS................  I-1

------------------------------------------------------------------------------
                                    SUMMARY
------------------------------------------------------------------------------

  The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy
Statement/Prospectus and in the Reorganization Statement of Additional Information. Shareholders should read the entire Joint Proxy
Statement/Prospectus carefully.

PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS


  THE PROPOSED REORGANIZATIONS. The Board of Trustees of each Fund, including the trustees who are not "interested persons" of each Fund (as defined in the 1940 Act), has unanimously approved each Reorganization Agreement. If the shareholders of a Target Fund approve their Reorganization Agreement and the common shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares (see Proposal 2: "Issuance of Additional Acquiring Fund Common Shares"), Acquiring Fund Common Shares and Acquiring Fund APS will be issued to the common shareholders and preferred shareholders of such Target Fund, respectively, in exchange for substantially all of the assets of the Target Fund and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though holders of Target Fund common shares may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund preferred shares held immediately prior to the Reorganization.


  BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATIONS. The Reorganizations seek to combine four similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. The investment objective of each Fund is to seek to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. Each Fund seeks to achieve its investment objective, under normal market conditions, by investing substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. Pennsylvania Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in unrated Pennsylvania municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as,

Pennsylvania municipal securities that are rated investment grade. Each Fund may invest all or a substantial portion of its assets in Pennsylvania municipal securities that pay interest that is subject to the federal alternative minimum tax. The Funds are managed by the same investment advisory personnel.



  The proposed Reorganizations will combine the assets of these similar Funds by reorganizing the Target Funds into the Acquiring Fund. The Board of Trustees of each Target Fund (the "Target Fund Board"), based upon its evaluation of all relevant information, anticipates that the common shareholders of each Target Fund will benefit from their Fund's respective Reorganization. The Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board"), based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares. Each Board believes, based on data presented by Van Kampen Asset Management, investment adviser to each of the Funds (the "Adviser"), that common shareholders of each Fund will experience a reduced annual operating expense ratio as a result of their Fund's respective Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

  The table below illustrates the anticipated reduction in operating expenses expected as a result of the Reorganizations. The table sets forth (i) the fees, expenses and distributions to preferred shareholders paid by the Target Funds for the 12-month period ended January 31, 2005, (ii) the fees, expenses and distributions to preferred shareholders paid by the Acquiring Fund for the 12-month period ended January 31, 2005 and (iii) the pro forma fees, expenses and distributions to preferred shareholders for the Acquiring Fund for the 12-month period ended January 31, 2005, assuming all of the Reorganizations had been completed at the beginning of such period. As shown below, the Reorganizations are expected to result in decreased total annual expenses for shareholders of each Fund (although such savings will not be immediately realized (see footnote (c) to the table)). The increase in "Distributions on Preferred Shares" from the actual to the pro forma column for Pennsylvania Quality Municipal Trust is due primarily to changes in the expected preferred share leverage ratio of the combined fund (see footnote (e) to the table).


            FEE, EXPENSE AND DISTRIBUTIONS ON PREFERRED SHARES TABLE
                      FOR COMMON SHAREHOLDERS OF THE FUNDS
                             AS OF JANUARY 31, 2005

                                                                                              PRO
                                                       ACTUAL                               FORMA(F)
                              ---------------------------------------------------------   ------------
                               VAN KAMPEN                    VAN KAMPEN     VAN KAMPEN     VAN KAMPEN
                               ADVANTAGE      VAN KAMPEN     TRUST FOR     PENNSYLVANIA   PENNSYLVANIA
                              PENNSYLVANIA   PENNSYLVANIA    INVESTMENT       VALUE          VALUE
                               MUNICIPAL       QUALITY         GRADE        MUNICIPAL      MUNICIPAL
                                 INCOME       MUNICIPAL     PENNSYLVANIA      INCOME         INCOME
                                 TRUST          TRUST        MUNICIPALS       TRUST          TRUST
                                 (VAP)          (VPQ)          (VTP)          (VPV)          (VPV)
                              ------------   ------------   ------------   ------------   ------------
Common Shareholder
  Transaction Expenses(a):
Maximum Sales Load (as a
  percentage of offering
  price)(b)(c)...............      None           None           None           None           None
Dividend Reinvestment Plan
  Fees.......................      None           None           None           None           None
Annual Expenses (as a
  percentage of net assets
  attributable to common
  shares):
Investment Advisory
  Fees(d)....................     0.85%          0.81%          0.85%          0.89%          0.85%
Interest Payments on Borrowed
  Funds......................     0.00%          0.00%          0.00%          0.00%          0.00%
Other Expenses(c)............     0.45%          0.33%          0.35%          0.47%          0.25%
                                  -----          -----          -----          -----          -----
  Total Annual Expenses(d)...     1.30%          1.14%          1.20%          1.36%          1.10%
                                  -----          -----          -----          -----          -----
Distributions
Distributions on Preferred
  Shares(e)..................     0.77%          0.65%          0.81%          0.81%          0.75%
                                  -----          -----          -----          -----          -----
  Total Annual Expenses and
    Distributions on
    Preferred Shares.........     2.07%          1.79%          2.01%          2.17%          1.85%
                                  -----          -----          -----          -----          -----

---------------

(a)No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any of the Reorganization expenses or any transaction or operating expenses of the combined fund.

(b)Common shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of common shares in the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.


(c)In connection with the Reorganizations, there are certain other transaction expenses which include, but are not limited to: all costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board of Trustees; all expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations. In accordance with applicable SEC rules, the Board of Trustees of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganizations. After considering various alternatives for allocating these costs, the Board of Trustees of each Fund agreed that, in the event the Reorganizations are approved and completed, the expenses of the Reorganizations will be shared by the Target Funds and the Acquiring Fund in proportion to their projected annual expense savings as a result of the Reorganizations. The table below summarizes each Fund's net assets (common shares only) at January 31, 2005, projected annual expense savings to each Fund as a result of the Reorganizations, allocation of Reorganization expenses among the Funds in dollars and percentages, an estimated pay-back period (in years) and the resulting effect on each Fund's net asset value per common share at January 31, 2005. Some Funds will benefit more from projected annual expense savings of the Reorganizations than other Funds. The projected annual expense savings are generally not expected to be immediately realized. If shareholders sell their common shares prior to the estimated pay-back period, then they may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined fund. The net asset value per common share of each Fund will be reduced at the closing date of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in net asset value per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of each Fund involved in the Reorganizations, will be greater in some Funds than others. In the event a Reorganization is not completed, the Adviser will bear the costs associated with such Reorganization. The numbers presented in the table are estimates; actual results may differ.



                                                                                        REDUCTION TO
                                      PROJECTED                            ESTIMATED     NET ASSET
                        NET ASSETS     ANNUAL        REORGANIZATION         PAYBACK      VALUE PER
                         (COMMON       EXPENSE     EXPENSE ALLOCATION       PERIOD         COMMON
FUND                   SHARES ONLY)    SAVINGS    IN DOLLARS/PERCENTAGE   (IN YEARS)       SHARE
----                   ------------   ---------   ---------------------   -----------   ------------
VAP..................  $ 74,734,324   $149,469        $ 167,412/28%          1.12          $0.038
VPQ..................   139,866,648   $ 55,947           62,633/11%          1.12           0.008
VTP..................   126,914,783   $126,915          142,113/24%          1.12           0.019
VPV..................    73,782,638   $191,835          214,842/37%          1.12           0.048
                                                      ------------
Total Expenses.......                                  587,000/100%


(d)Expense information has been restated to reflect permanent reductions made to administrative fees effective as of June 1, 2004 and permanent reductions made to management
   fees effective as of November 1, 2004. If assets attributable to preferred shares were included, the investment advisory fee would be 0.55% for each Fund and for the Acquiring Fund on a pro forma basis.

(e)In seeking to enhance the income for its common shareholders, each of the Funds uses preferred shares as financial leverage. Leverage created by borrowing or other forms of indebtedness would create interest expenses which would, if used by the Funds, be charged to common shareholders (shown above as "Interest Payments on Borrowed Funds"). Leverage created by preferred shares creates dividend payments and/or capital gains distributions to preferred shareholders which are charged to common shareholders (shown above as "Distributions on Preferred Shares"). The dividend rates are based on periodic auctions as described herein and thus will differ based on varying market conditions at the times of such auctions. As of January 31, 2005, VAP had an outstanding preferred share leverage ratio (i.e., the liquidation preference of preferred shares relative to total assets of such Fund) of approximately 35%, VTP had an outstanding preferred share leverage ratio of approximately 36%, VPQ had an outstanding preferred share leverage ratio of approximately 32% and VPV had an outstanding preferred share leverage ratio of approximately 38%. Assuming the Reorganizations were completed as of January 31, 2005, the combined fund on a pro forma basis would have had a preferred share leverage ratio of approximately 35%. Because the line "Distributions on Preferred Shares" shows preferred share distributions as a percentage of net assets attributable to common shares, the amount shown is affected not only by the applicable preferred share dividend rates and capital gain distribution rates but also by the applicable preferred share leverage ratio of each Fund. Funds with higher preferred share leverage ratios, all other things equal, would have higher "Distributions on Preferred Shares" than funds with lower leverage ratios; and, if the leverage is producing its intended results (i.e., providing more income for common shareholders than its costs), funds with higher preferred share leverage ratios, all other things equal, would have higher distributions on common shares than funds with lower leverage ratios. Thus, the increase in "Distributions on Preferred Shares" for VPQ from the actual to the pro forma column is due primarily to changes in the expected leverage ratio of the combined fund. The proposed Reorganizations are intended to combine the Funds with their existing capital structures, which will result in a weighted combined leverage ratio that each Fund's Board and management believe is within an appropriate range under current market conditions; the combined fund may consider changes to its leverage ratio based on varying market conditions in the future.

(f)As described above the table, the pro forma column shown above assumes all of the Reorganizations are completed. As described herein, an unfavorable vote by one or more of the Target Funds will not affect the implementation of the Reorganization by the other Target Funds if approved by such other Target Funds. As such, there could be other combinations of approved Reorganizations, and the pro forma columns below present these various combinations.


                                                            Pro Forma
                                 ---------------------------------------------------------------
ANNUAL EXPENSES                                                     VAP,       VAP,       VPQ,
(as a percentage of net assets   VAP and    VPQ and    VTP and    VPQ and    VTP and    VTP and
attributable to common shares):  VPV Only   VPV Only   VPV Only   VPV Only   VPV Only   VPV Only
-------------------------------  --------   --------   --------   --------   --------   --------
Investment Advisory Fees(d)...    0.87%      0.84%      0.87%      0.84%      0.86%      0.84%
Interest Payments on Borrowed
  Funds....................       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
Other Expenses.............       0.35%      0.30%      0.31%      0.27%      0.28%      0.26%
                                  -----      -----      -----      -----      -----      -----
  Total Annual Expenses(d)...     1.22%      1.14%      1.18%      1.11%      1.14%      1.10%
                                  -----      -----      -----      -----      -----      -----
Distributions
Distributions on Preferred
  Shares(e)................       0.79%      0.71%      0.81%      0.72%      0.80%      0.74%
                                  -----      -----      -----      -----      -----      -----
  Total Annual Expenses and
    Distributions on Preferred
    Shares.................       2.01%      1.85%      1.99%      1.83%      1.94%      1.84%
                                  -----      -----      -----      -----      -----      -----

  EXAMPLE. The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganizations with the costs of investing in the Target Funds and the Acquiring Fund without the Reorganizations. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above and (2) a 5% annual return throughout the period:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
Van Kampen Advantage Pennsylvania
  Municipal Income Trust (VAP)........   $13       $41       $71       $157
Van Kampen Pennsylvania Quality
  Municipal Trust (VPQ)...............   $12       $36       $63       $139
Van Kampen Trust for Investment Grade
  Pennsylvania Municipals (VTP).......   $12       $38       $66       $145
Van Kampen Pennsylvania Value
  Municipal Income Trust (VPV)........   $14       $43       $74       $164
Pro Forma -- Van Kampen Pennsylvania
  Value Municipal Income Trust(a)
  (VTP)...............................   $11       $35       $61       $134

---------------


(a)Consistent with footnote (f) to the preceding table, the pro forma row shown above assumes each of the Reorganizations is completed. As described herein, an unfavorable vote by one of the Target Funds will not affect the implementation of the Reorganizations of the other Target Funds if approved by such other Target Funds. This means that there could be other combinations of approved Reorganizations, and the pro forma rows below present these various combinations:


PRO FORMA                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------                           ------   -------   -------   --------
VAP and VPV only..................   $12       $39       $67       $148
VPQ and VPV only..................   $12       $36       $63       $139
VTP and VPV only..................   $12       $37       $65       $143
VAP, VPQ and VPV only.............   $11       $35       $61       $135
VAP, VTP and VPV only.............   $12       $36       $63       $139
VPQ, VTP and VPV only.............   $11       $35       $61       $134


  The example set forth above assumes the reinvestment of all dividends and distributions. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.


  FURTHER INFORMATION REGARDING THE REORGANIZATIONS. The Target Fund Board has determined that each Reorganization is in the best interests of common shareholders of the respective Target Fund and that the interests of such shareholders will not be diluted as a result of their Fund's Reorganization. Similarly, the Acquiring Fund Board has determined that each Reorganization is in the best interests of common shareholders of the Acquiring Fund and that the interests of such shareholders will not be diluted as a result of any Reorganization. It is not anticipated that any of the Reorganizations will directly benefit preferred shareholders of any of the Funds; however, the Reorganizations will not adversely affect preferred shareholders of any of the Funds, and the expenses of the Reorganizations will not be borne by preferred shareholders of any of the Funds. As a result of the Reorganizations, however, a shareholder of a Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in any of the separate Funds.


  Each of the Reorganizations is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). If the Reorganizations so qualify, in general, shareholders of the Target Funds will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganizations. Additionally, the Target Funds will recognize no gain or loss as a result of the transfer of all of their assets and liabilities in exchange for shares of the Acquiring Fund or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.


  The Target Fund Board requests that shareholders of each Target Fund approve their Fund's proposed Reorganization at the Special Meeting to be held on September 23, 2005. Shareholder approval of each Reorganization requires the affirmative vote of shareholders of the respective Target Fund representing more than 50% of the outstanding common shares and preferred shares of such Target Fund, entitled to vote, each voting separately as a class. Subject to the requisite approval of the shareholders of each Fund with regard to each Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about October 7, 2005, but it may be at a different time as described herein.


  The Target Fund Board recommends that you vote "FOR" your Target Fund's proposed Reorganization.

PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES

  In connection with each proposed Reorganization described under "Proposal 1:
Reorganizations of the Target Funds," the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and CHX. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund APS. The Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganizations. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the

Reorganization. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares. In particular, the Acquiring Fund Board believes, based on data presented by the Adviser, that the Acquiring Fund will experience a reduced annual operating expense ratio as a result of the Reorganizations.



  The Acquiring Fund Board requests that common shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares at the Special Meeting to be held on September 23, 2005. Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents more than 50% in interest of all securities entitled to vote on the proposal. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations, it is expected that the Closing Date will be after the close of business on or about October 7, 2005, but it may be at a different time as described herein.


  The Acquiring Fund Board recommends that you vote "FOR" the issuance of additional Acquiring Fund Common Shares in connection with the Reorganizations.

------------------------------------------------------------------------------
                PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS
------------------------------------------------------------------------------

  The Reorganizations seek to combine four similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. The investment objective of each Fund is to seek to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. Each Fund seeks to achieve its investment objective, under normal market conditions, by investing substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. Pennsylvania Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in unrated Pennsylvania municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, Pennsylvania municipal securities that are rated investment grade. The Funds are managed by the same investment advisory personnel.


  In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of Acquiring Fund Common Shares and Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to common shareholders of the Target Fund and Acquiring Fund APS to preferred shareholders of the Target Fund, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of the Target Fund common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though holders of Target Fund common shares may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund preferred shares held immediately prior to the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.



  The Target Fund Board, based upon its evaluation of all relevant information, anticipates that the common shareholders of each Target Fund will benefit from their Fund's respective Reorganization. In particular, the Target Fund Board believes, based on data presented by the Adviser, that common shareholders of each Target Fund will experience a reduced annual operating expense ratio as a result of their Fund's respective Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS


  Because each Fund, under normal market conditions, invests substantially all of its assets in municipal securities rated investment grade at the time of investment, any risks inherent in such investments are equally applicable to each Fund and will apply to the combined fund after the Reorganizations. The Reorganizations themselves are not expected to adversely affect the rights of shareholders of any of the Funds or to create additional risks.


MARKET RISK

  Market risk is the possibility that the market values of securities owned by each Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Funds to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Funds' outstanding commitments for these securities, the greater the Funds' exposure to market price fluctuations.

INTEREST RATE RISK

  Interest rate risk is the risk that prices of municipal securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.

CREDIT RISK


  Credit risk refers to an issuer's ability to make timely payments of interest and principal. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Each Fund invests substantially all of its assets in municipal securities rated investment grade at the time of investment. However, to the extent that a Fund may hold securities rated below investment grade, it may be subject to a higher level of credit risk than a fund that holds solely investment grade securities. Securities rated BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of non-investment grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. A Fund may incur higher expenditures to protect its interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. Pennsylvania Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in unrated Pennsylvania municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, Pennsylvania municipal securities that are rated investment grade. Pennsylvania Quality Municipal Trust and the Acquiring Fund may therefore be more dependent on the Adviser's investment analysis of unrated Pennsylvania municipal securities than is the case with respect to rated Pennsylvania municipal securities.


INCOME RISK

  The income shareholders receive from their Fund is based primarily on interest rates of securities in that Fund's portfolio, which can vary widely over the short- and long-term. If interest rates drop, the income from the Funds may drop as well.

CALL RISK

  If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Funds' income and distributions to shareholders.


NON-DIVERSIFICATION RISK


  Each Fund is classified as a non-diversified fund, which means each Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, each Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such Fund's shares.

PENNSYLVANIA MUNICIPAL SECURITIES RISK


  Since each Fund, under normal market conditions, invests substantially all of its assets in investment grade Pennsylvania municipal securities, each Fund is more exposed to risks affecting issuers of Pennsylvania municipal securities than is a municipal bond fund that invests more widely. Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions. The yields of Pennsylvania municipal securities may move differently and adversely compared to the yields of overall debt securities markets. Although the interest received from Pennsylvania municipal securities in which the Funds invest generally is exempt from regular federal income tax as well as Pennsylvania personal income taxes, and where possible under local law, local income and personal property taxes, each Fund may invest an unlimited portion of its assets in Pennsylvania municipal securities that pay interest that is subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption generally applicable to interest received on municipal securities or otherwise adversely affect the current federal or state tax status of Pennsylvania municipal securities.

RISKS OF USING STRATEGIC TRANSACTIONS

  Each Fund may engage in certain transactions ("Strategic Transactions") designed to, among other things, reduce its exposure to interest rate movements. For example, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer as a result of its Strategic Transactions. Each Fund also may suffer a loss if the other party to the Strategic Transaction fails to meet its obligations. The Funds are not required to use Strategic Transactions and may choose not to do so.

MANAGER RISK

  As with any managed fund, the investment adviser to each Fund may not be successful in selecting the best-performing securities or investment techniques, and a Fund's performance may lag behind that of similar funds.

MARKET DISCOUNT RISK

  Whether investors will realize gains or losses upon the sale of shares of a Fund will depend upon the market price of the shares at the time of original purchase and subsequent sale, which may be less or more than such Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Funds, the Funds cannot predict whether shares of the Funds will trade at, below or above net asset value. Shares of closed-end funds often trade at a discount to their net asset values, and the Funds' shares may trade at such a discount.

  In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of a Fund may, subject to the terms of its preferred shares, authorize such Fund from time to time to repurchase its common shares in the open market or to tender for its common shares at net asset value. The Board of Trustees of a Fund, in consultation with the Adviser, reviews on a quarterly basis the possibility of open-market repurchases and/or tender offers for such Fund's common shares. Subject to its borrowing restrictions, a Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of a Fund will, in fact, authorize such Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in such Fund's common shares trading at a price which is equal or close to net asset value.

LEVERAGE RISK

  Use of leverage, through the issuance of preferred shares, involves certain risks to holders of common shares of the Funds. For example, each Fund's issuance of preferred shares may result in higher volatility of the net asset value of its common shares and potentially more volatility in the market value of its common shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the preferred shares of a Fund will affect the yield to holders of common shares of such Fund. In certain circumstances, when a Fund is required to allocate taxable income to holders of its preferred shares, such Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from the allocation (an "Additional Dividend"). Leverage will allow holders of each Fund's common shares to realize a higher current rate of return than if a Fund were not leveraged as long as such Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Dividend) paid on its preferred shares. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of a Fund's common shares, the use of leverage will increase the amount of such gains distributed to holders of a Fund's common shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Dividend) on a Fund's preferred shares approaches the net return on such Fund's investment portfolio, the benefit of leverage to holders of common shares of such Fund will be decreased. If the current dividend rate (and any Additional Dividend) on the preferred shares were to exceed the net return on a Fund's portfolio, holders of common shares of such Fund would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing preferred shares and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any preferred shares offering) will be borne entirely by holders of such Fund's common shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common shares than if a Fund were not leveraged. If a Fund is liquidated, holders of that Fund's preferred shares will be entitled to receive liquidating distributions before any distribution is made to holders of common shares of such Fund.

  In an extreme case, a decline in net asset value could affect a Fund's ability to pay dividends on its common shares. Failure to make such dividend payments could adversely affect a Fund's qualification as a regulated investment company under the federal tax laws. However, each Fund intends to take all measures necessary to make required common share dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either its common shares or its preferred shares, such Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its preferred shares for any reason and may be required to redeem all or part of its preferred shares in the following circumstances:

  - if the asset coverage for the preferred shares declines below 200%, either as a result of a decline in the value of a Fund's portfolio investments or as a result of the repurchase of common shares in tender offers or otherwise, or

  - in order to maintain the asset coverage guidelines established by Moody's and S&P in rating the preferred shares.

  Redemption of the preferred shares or insufficient investment income to make dividend payments may reduce the net asset value of a Fund's common shares and require a Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

ANTI-TAKEOVER PROVISIONS

  The Declaration of Trust of each Fund (in each case, the "Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund.

SPECIAL RISKS RELATED TO PREFERRED SHARES

  AUCTION RISK. The dividend rate for the preferred shares of each Fund, including the Acquiring Fund, normally is set through an auction process. These preferred shares are referred to as "auction preferred shares." In the auction, preferred shareholders may indicate the dividend rate at which they would be willing to hold or sell their auction preferred shares or purchase additional shares. An auction fails if there are more auction preferred shares offered for sale than there are buyers, in which case preferred shareholders may not be able to sell their shares. Also, if preferred shareholders place bids to retain shares at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, they will not retain their shares. Additionally, if preferred shareholders buy auction preferred shares or elect to retain shares without specifying a dividend rate below which they would not wish to buy or continue to hold those shares, they could receive a lower rate of return on their auction preferred shares than the market rate. Finally, the dividend period for the auction preferred shares may be changed by the Funds, subject to certain conditions, including notice to preferred shareholders, which could also affect the liquidity of an investment in those shares.


  SECONDARY MARKET RISK. Broker-dealers may maintain a secondary trading market in the preferred shares outside of auctions; however, they are not obligated to do so and there can be no assurance that such a secondary market will develop or, if it does develop, that it will provide preferred shareholders with a liquid trading market. It may not be possible to sell preferred shares between auctions, or it may only be possible to sell them for a price less than their liquidation preference plus any accumulated dividends. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the preferred shares. Auction preferred shares may only be transferred outside of auctions to or through broker-dealers or other persons as the Funds permit.



  RATINGS AND ASSET COVERAGE RISKS. Although the preferred shares of each Fund have been rated "Aaa" by Moody's and "AAA" by S&P, such ratings do not eliminate or necessarily mitigate the risks of investing in preferred shares. Moody's or S&P could downgrade its rating of the preferred shares or withdraw its rating at any time, which may make the preferred shares less liquid at an auction or in the secondary market. If a Fund fails to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of preferred shares in order to return to compliance with the asset coverage ratios. A Fund may voluntarily redeem preferred shares under certain circumstances in order to meet asset coverage tests.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVE AND POLICIES


  The Funds pursue the same investment objective and have similar investment policies. Each Fund's investment objective is to seek to provide common shareholders with a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its assets in Pennsylvania municipal securities.


  Under normal market conditions, each Fund invests substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. Investment grade rated securities are rated BBB or higher by S&P or Baa or higher by Moody's (or comparably rated by any other nationally recognized statistical rating organization) in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Securities rated Baa by Moody's are considered by Moody's as medium-grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Pennsylvania Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in unrated Pennsylvania municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, Pennsylvania municipal securities that are rated investment grade.

  The foregoing policies with respect to credit quality of portfolio investments apply only at the time of purchase of a security, and the Funds are not required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) downgrades its assessment of the credit characteristics of a particular issuer or, in the case of unrated securities in which Pennsylvania Quality Municipal Trust and the Acquiring Fund may invest, in the event the Adviser reassesses its view with respect to the credit quality of the issuer thereof. In determining whether a Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

  Each Fund may invest an unlimited portion of its assets in Pennsylvania municipal securities that pay interest that is subject to the alternative minimum tax provisions of federal tax law. A substantial portion of the income produced by each Fund may be taxable under the alternative minimum tax. The Funds may not be suitable investments for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Funds.

  Each Fund may engage in certain Strategic Transactions. Such transactions are not treated as investments in municipal securities for the purpose of each Fund's policy of investing 80% of its total assets in Pennsylvania municipal securities.

  PENNSYLVANIA MUNICIPAL SECURITIES. Municipal securities are obligations issued by or on behalf of states, certain territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel or other counsel to the issuer of such securities, at the time of issuance, not includable in gross income for regular federal income tax purposes. Pennsylvania municipal securities are municipal securities, the interest on which is, in the opinion of bond counsel or other counsel to the issuer of such securities, at the time of issuance, exempt from Pennsylvania personal income taxes. Under normal market conditions, at least 80% of each Fund's net assets are invested in Pennsylvania municipal securities.

  The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

  Within these principal classifications of municipal securities, there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts, participation certificates and municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Funds may engage. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest and include securities whose rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "nonappropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Advantage Pennsylvania Municipal Income Trust and Trust for Investment Grade Pennsylvania Municipals will invest in lease obligations which contain non-appropriation clauses only if such obligations are rated investment grade at the time of investment, and Pennsylvania Quality Municipal Trust and the Acquiring Fund may invest in investment grade non-appropriation lease obligations and in unrated non-appropriation lease obligations believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be comparable quality as, securities rated investment grade. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer.


  The Funds do not generally invest 25% or more of their respective total assets in any one industry. Governmental issuers of Pennsylvania municipal securities are not considered part of any "industry" and are accordingly not subject to this 25% limitation. However, Pennsylvania municipal securities backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users, and the 25% limitation would apply to such obligations. It is nonetheless possible that a Fund may invest 25% or more of its total assets in a broader segment of the Pennsylvania municipal securities market (if such Fund is a Target Fund) or in one or more broad segments or sectors of the Pennsylvania municipal securities market (if such Fund is the Acquiring Fund), such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, transportation revenue obligations or education related revenue obligations, if the Adviser determines that the yields available from obligations in one or more particular segments or sectors of the market justify the additional risks associated with a large investment in such segments or sectors.


  Each Fund may invest up to 15% of its net assets in "inverse floating rate obligations." Floating rate obligations bear rates of interest that are adjusted periodically to reflect changes in market rates of interest. Inverse floating rate obligations have rates that vary inversely with changes in market rates of interest. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent that the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

  The amount of available information about the financial condition of Pennsylvania municipal securities issuers may be less extensive than that for corporate issuers with publicly traded securities. Pennsylvania municipal securities in which the Funds may each invest include special obligation bonds, lease obligations, participation certificates, variable rate instruments and Pennsylvania municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Funds may engage. Certain of these instruments represent relatively recent innovations in the municipal securities markets. While the markets for such recent innovations progress through stages of development, such markets may be less liquid than more fully developed markets for municipal securities. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. Although it is generally the policy of the Funds to hold Pennsylvania municipal securities until their maturity, the relative illiquidity of some of a Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price.

  TEMPORARY DEFENSIVE STRATEGIES. At times, the Adviser may judge that conditions in the markets for Pennsylvania municipal securities make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies, primarily designed to reduce fluctuations in the value of such Fund's assets. In implementing these "defensive" strategies, a Fund may invest to a substantial degree in other investment grade municipal securities, including liquid, high-quality, short-term municipal securities. If these other municipal securities are not available or, in the Adviser's judgment, do not afford sufficient protection against adverse market conditions, each Fund may invest in investment grade taxable securities. To the extent that a Fund invests in taxable securities for temporary defensive purposes, that Fund will not be invested in a manner primarily designed to achieve its investment objective of seeking to provide common shareholders with a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. Additionally, each of Pennsylvania Quality Municipal Trust and Trust for Investment Grade Pennsylvania Municipals may generally invest up to 20% of its total assets in taxable obligations if such investment is determined by the Adviser to be in the best interest of such Fund, provided, however, that such Fund will not invest in taxable obligations rated below BBB by S&P or below Baa by Moody's, or if such Fund is Pennsylvania Quality Municipal Trust, in taxable obligations regarded as comparable in quality to such rated securities by the Adviser.

OTHER INVESTMENT PRACTICES AND POLICIES

  In connection with the investment objective and policies described above, each Fund may, but is not required to, utilize various other investment strategies as described below to earn income, to facilitate portfolio management and to mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors. These investment practices entail risks. Although the Adviser believes that these investment practices may further the Funds' respective investment objectives, no assurance can be given that these investment practices will achieve this result.

  STRATEGIC TRANSACTIONS. Each Fund may engage in certain Strategic Transactions to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets fluctuations, to protect unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of its portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund complies with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Pennsylvania Quality Municipal Trust and Trust for Investment Grade Pennsylvania Municipals each have certain limits on their use of Strategic Transactions as follows: In general, each such Fund may purchase and sell (write) options on up to 20% of its assets. Each such Fund will only engage in over-the-counter options ("OTC options") transactions with respect to U.S. government securities with primary dealers that have been specifically approved by the Board of Trustees of such Fund. Such Funds will engage in OTC options transactions with respect to municipal securities only with dealers that have been specifically approved by the Board of Trustees. Neither such Fund will engage in interest rate hedging transactions for speculative purposes, but only as a means to hedge risks associated with management of the respective Fund's portfolio. Similarly, neither such Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker, (2) cash or high quality money market instruments set aside in an identifiable manner, and (3) cash proceeds from investments due in 30 days. Such Funds will not sell interest rate caps or floors that the applicable Fund does not own. Such Funds will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the applicable Fund.



  The Acquiring Fund and Advantage Pennsylvania Municipal Income Trust each have certain limits on their use of Strategic Transactions as follows: Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into by such Funds only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Such Funds may use Strategic Transactions, other than Strategic Transactions involving financial futures and options thereon, to enhance potential gain although no more than 5% of such Fund's assets will be committed to such Strategic Transactions for non-hedging purposes. Such Funds will only enter into over-the-counter options ("OTC options") that have a buy-back provision permitting the Fund to require the counterparty to buy back the option at a formula price within seven days. Such Funds will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank in New York as "primary dealers", broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of A-1 from S&P or P-1 from Moody's or any equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). All calls sold by such Funds must be "covered" or meet asset segregation requirements as long as the call is outstanding (i.e., such Funds must own the securities or futures contract subject to the call). Such Funds will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under its hedging, duration management, risk management, and other Strategic Transactions other than those with respect to futures and options thereon. Each of such Funds intends to use interest rate and index swaps and the purchase or sale of related caps, floors and collars as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream that such Fund may be obligated to pay. Such Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser.


  Strategic Transactions have risks associated with them, including possible default by the other party to the transaction, liquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic

Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and the sale of options thereon would create, a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.


  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or gains realized or deemed to be earned or realized, if any, by a Fund from engaging in Strategic Transactions generally will be taxable income of the Fund. Such income is allocated among the common shares and the preferred shares of a Fund on a pro rata basis.


  "WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. Each Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to a Fund on municipal securities in connection with such transactions prior to the date such Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because a Fund engaging in such transactions relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in such Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. A Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for a Fund's portfolio consistent with a Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of a Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

INVESTMENT RESTRICTIONS

  Each Fund's investment objective, each Fund's investment policy with respect to investing at least 80% of its assets in Pennsylvania municipal securities and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of the Fund's outstanding common shares and of its outstanding preferred shares, voting by class, or (ii) 67% of such outstanding common shares and preferred shares, voting by class, present at a meeting at which the holders of more than 50% of the outstanding shares of each such class are present in person or by proxy). All other investment policies or practices are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. With respect to the limitations on borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis.

  The Funds may not:


   1. Invest more than 25% of their total assets in a single industry; however, as described above, the Funds may from time to time invest more than 25% of their total assets in a particular segment of the municipal securities market (if such Fund is a Target Fund) or in one or more particular segments or sectors of the municipal securities market (if such Fund is the Acquiring Fund).



   2. Issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under subparagraph (3) below or with respect to Strategic Transactions (if such Fund is Advantage Pennsylvania Municipal Income Trust or the Acquiring Fund) or with respect to hedging and risk management transactions or the writing of options within limits described in this Proxy Statement/Prospectus (if such Fund is Pennsylvania Quality Municipal Trust or Trust for Investment Grade Pennsylvania Municipals).

   3. Borrow money, except for temporary or emergency purposes from banks or for repurchase of its shares, and then only in an amount not exceeding one-third of a Fund's total assets, including the amount borrowed. The Funds will not mortgage, pledge or hypothecate any assets except in connection with a borrowing or, with respect to Advantage Pennsylvania Municipal Income Trust and the Acquiring Fund only, a Strategic Transaction. The Funds will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of a Fund. Notwithstanding this investment restriction, the Funds may enter into "when-issued" and "delayed delivery" transactions.



   4. Make loans of money or property to any person, except to the extent the securities in which the Funds may invest are considered to be loans and except that the Funds may lend money or property in connection with maintenance of the value of or a Fund's interest with respect to the municipal securities owned by such Fund (if such Fund is a Target Fund) or a Fund's interest with respect to the securities owned by such Fund (if such Fund is the Acquiring Fund).


   5. Buy any securities "on margin." Neither the deposit of initial or variation margin in connection with Strategic Transactions (if such Fund is Advantage Pennsylvania Municipal Income Trust or the Acquiring Fund) or in connection with hedging and risk management transactions (if such Fund is Pennsylvania Quality Municipal Trust or Trust for Investment Grade Pennsylvania Municipals) nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.


   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except in connection with Strategic Transactions (if such Fund is Advantage Pennsylvania Municipal Income Trust or the Acquiring Fund) or except as described in this Proxy Statement/Prospectus (if such Fund is Pennsylvania Quality Municipal Trust or Trust for Investment Grade Pennsylvania Municipals).


   7. Act as an underwriter of securities, except to the extent the Funds may be deemed to be underwriters in connection with the sale of securities held in their portfolios.


   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Funds of their rights under agreements related to municipal securities would be deemed to constitute such control or participation and except that the Funds may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


  10. Invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by the Funds of their rights under agreements relating to municipal securities.


  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in (if such Fund is the Acquiring Fund) or except to the extent the municipal securities the Funds may invest in (if such Fund is a Target Fund) are considered to be interests in real estate, commodities or commodity contracts or to the extent a Fund exercises its rights under agreements relating to such municipal securities (in which case such Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that the Strategic Transactions the Funds may engage in (if such Fund is Advantage Pennsylvania Municipal Income Trust or the Acquiring Fund) and except to the extent that financial futures and related options the Funds may invest in (if such Fund is Pennsylvania Quality Municipal Trust or Trust for Investment Grade Pennsylvania Municipals) are considered to be commodities or commodities contracts.



As a matter of operating policy, each Fund will not invest 25% or more of its assets in a single industry; however, each Fund may from time to time invest 25% or more of its assets in a particular segment of the municipal securities market (if such Fund is a Target Fund) or in one or more particular segments or sectors of the municipal securities market (if such Fund is the Acquiring Fund).


MANAGEMENT OF THE FUNDS


  THE BOARDS. The Board of Trustees of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on trustees of investment companies by the 1940 Act and under applicable state law.


  THE ADVISER. The investment adviser for each Fund is Van Kampen Asset Management. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $103 billion under management or supervision as of July 31, 2005. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.


  Pursuant to separate investment advisory agreements between each Fund and the Adviser, each Fund pays the Adviser a monthly fee at the annual rate of 0.55% of such Fund's average daily net assets, including assets attributable to its preferred shares. Effective November 1, 2004, the investment advisory fee paid by each Fund was reduced from 0.60% to 0.55%. Subsequent to the Reorganizations, the Adviser will continue to receive compensation at the rate of 0.55% of the average daily net assets, including assets attributable to preferred shares, of the combined fund. Because the fees paid to the Adviser are calculated on net assets, including assets attributable to preferred shares, the fees earned by the Adviser will be higher when preferred shares are outstanding.

  Under a separate accounting services and legal services agreement, the Adviser (or its affiliate) provides accounting and legal services to each Fund. The Adviser (or its affiliate) allocates the cost of such services to each Fund.


  PORTFOLIO MANAGEMENT. Each Fund's portfolio is managed by members of the Adviser's Municipal Fixed Income team. Current members of the team jointly and primarily responsible for the day-to-day management of each Fund's portfolio are Dennis Pietrzak, Executive Director of the Adviser; Robert W. Wimmel, Vice President of the Adviser; and John R. Reynoldson, Executive Director of the Adviser.



  Mr. Pietrzak has worked for the Adviser since 1995 and began managing the Funds in 1995. Mr. Wimmel has worked for the Adviser since 1996 and began managing the Funds in 2002. Mr. Reynoldson has worked for the Adviser since 1987 and began managing the Funds in 2002. Prior to 2002, Messrs. Wimmel and Reynoldson worked in an investment management capacity for the Adviser.



  Mr. Pietrzak is the lead portfolio manager of each Fund. Mssrs. Wimmel and Reynoldson are co-portfolio managers of each Fund. All team members are responsible for the execution of the overall strategy of each Fund.



  The Reorganization Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

  PORTFOLIO TRANSACTIONS WITH AFFILIATES. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Adviser, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

  LEGAL PROCEEDINGS INVOLVING THE ADVISER. The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates were named as defendants in a number of similar class action complaints which were consolidated. The amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The defendants' motion to dismiss this action is pending. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.


  The Adviser and one of the investment companies advised by the Adviser were named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleged, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint sought unspecified compensatory damages, punitive damages, fees and costs. The case was recently dismissed with prejudice but remains subject to appeals.



  The Adviser, an affiliate of the Adviser and the individual trustees of certain Van Kampen funds are named as defendants in a recently filed class action complaint that alleges the defendants breached various fiduciary and statutory duties to investors by failing to ensure that the funds participated in securities class action settlements involving securities held in the funds' portfolios. The complaint seeks, among other things, compensatory and punitive damages. None of the funds are named as defendants, and no claims are asserted against them. The court recently granted the Adviser and its affiliate's motion to dismiss the complaint, subject to plaintiffs' right to amend. The trustees' motion to dismiss is pending.


  The Adviser, one of the investment companies advised by the Adviser, and certain officers and directors of the investment company are defendants in a class action filed in 2001 alleging that the defendants issued a series of prospectuses and registration statements that were materially false and misleading. Among other things, the complaint alleges that the prospectuses and registration statements contained misleading descriptions of the method defendants used to value senior loan interests in the fund's portfolio, and that defendants materially overstated the net asset value of the fund. The court has preliminarily approved a settlement agreement, subject to a later hearing on the fairness of the settlement agreement.


OTHER SERVICE PROVIDERS


  State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, is the custodian for each of the Funds. EquiServe Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, is the transfer agent, dividend disbursing agent and registrar for the common shares of each Fund. Deutsche Bank Trust Company Americas ("Deutsche Bank"), 280 Park Avenue, New York, New York 10017, is the auction agent and dividend paying agent for the preferred shares of each Fund.


CAPITALIZATION

  The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the trustees. The following table sets forth the capitalization of the Target Funds and the Acquiring Fund as of January 31, 2005, and the pro forma capitalization of the combined fund as if the Reorganizations had occurred on that date.

               CAPITALIZATION AS OF JANUARY 31, 2005 (UNAUDITED)

                                                ACTUAL                              PRO FORMA
                       ---------------------------------------------------------   ------------
                        VAN KAMPEN                    VAN KAMPEN     VAN KAMPEN     VAN KAMPEN
                        ADVANTAGE      VAN KAMPEN     TRUST FOR     PENNSYLVANIA   PENNSYLVANIA
                       PENNSYLVANIA   PENNSYLVANIA    INVESTMENT       VALUE          VALUE
                        MUNICIPAL       QUALITY         GRADE        MUNICIPAL      MUNICIPAL
                          INCOME       MUNICIPAL     PENNSYLVANIA      INCOME         INCOME
                          TRUST          TRUST        MUNICIPALS       TRUST          TRUST
                       ------------   ------------   ------------   ------------   ------------
NET ASSETS CONSIST OF
  (AMOUNTS IN
  THOUSANDS):
  Common Shares
    ($.01 par
    value)*...........   $     44       $     83       $     74       $     45       $    252
  Paid in surplus.....     64,233        122,587        109,598         64,699        360,524
  Net unrealized
    appreciation......      9,321         15,953         13,832          8,344         47,449
  Accumulated
    undistributed net
    investment
    income............        310            628          2,653            511          4,102
  Accumulated net
    realized gain
    (loss)............        826            616            758            184          2,385
  NET ASSETS
    APPLICABLE TO
    COMMON SHARES.....     74,734        139,867        126,915         73,783        414,712**
  PREFERRED SHARES
  ($.01 par value,
  each with
  liquidation
  preference of
  $25,000)*...........     40,000         65,000         70,000         45,000        220,000
  NET ASSETS INCLUDING
    PREFERRED
    SHARES............    114,734        204,867        196,915        118,783        634,712
NET ASSET VALUE PER
  COMMON SHARE........      17.11          16.92          17.08          16.48          16.43

---------------

 * Based on the number of outstanding shares listed in "Outstanding Securities of the Funds" table below.

** Reflects a non-recurring cost associated with the Reorganizations of approximately $587,000, with $167,400 to be borne by common shareholders of Advantage Pennsylvania Municipal Income Trust, $62,600 to be borne by common shareholders of Pennsylvania Quality Municipal Trust, $142,100 to be borne by common shareholders of Trust for Investment Grade Pennsylvania Municipals and $214,900 to be borne by common shareholders of the Acquiring Fund, assuming each of these Reorganizations is approved and completed.

                      OUTSTANDING SECURITIES OF THE FUNDS
                             AS OF JANUARY 31, 2005

                                                                   AMOUNT
                                                                OUTSTANDING
                                                  AMOUNT HELD   EXCLUSIVE OF
                                                  BY FUND FOR   AMOUNT SHOWN
                                      AMOUNT        ITS OWN     IN PREVIOUS
TITLE OF CLASS                      AUTHORIZED      ACCOUNT        COLUMN
--------------                      ----------    -----------   ------------
VAN KAMPEN ADVANTAGE PENNSYLVANIA
  MUNICIPAL INCOME TRUST
  Common Shares...................    Unlimited        0         4,368,552
  Preferred Shares................  100,000,000        0             1,600
VAN KAMPEN PENNSYLVANIA QUALITY
  MUNICIPAL TRUST
  Common Shares...................    Unlimited        0         8,268,008
  Preferred Shares................  100,000,000        0             2,600
VAN KAMPEN TRUST FOR INVESTMENT
  GRADE PENNSYLVANIA MUNICIPALS
  Common Shares...................    Unlimited        0         7,432,384
  Preferred Shares................  100,000,000        0             2,800
VAN KAMPEN PENNSYLVANIA VALUE
  MUNICIPAL INCOME TRUST
  Common Shares...................    Unlimited        0         4,476,965
  Preferred Shares................  100,000,000        0             1,800

ADDITIONAL INFORMATION ABOUT COMMON SHARES OF THE FUNDS

  GENERAL. Common shareholders of a Fund are entitled to share equally in dividends declared by the Fund's Board of Trustees payable to holders of the common shares and in the net assets of the Fund available for distribution to holders of the common shares after payment of the preferential amounts payable to preferred shareholders. Common shareholders do not have preemptive or conversion rights and a Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable (except as described under "Governing Law" below). So long as any preferred shares of a Fund are outstanding, holders of the Fund's common shares will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund's outstanding preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions.

  PURCHASE AND SALE. Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE or CHX, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

  COMMON SHARE PRICE DATA. The following table sets forth the high and low sales prices for common shares of each Fund on the NYSE, for each full quarterly period within each Fund's two most recent fiscal years and for each full fiscal quarter of the current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

                 ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

                           HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING   PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------   -----    ---------   ----------   -----    ---------   ----------
April 30, 2005..........  $15.40    $17.31      -11.03%     $14.04    $16.50      -14.91%
January 31, 2005........  $15.78    $17.13       -7.88%     $14.80    $16.78      -11.80%
October 31, 2004........  $15.93    $17.21       -7.44%     $15.03    $16.76      -10.32%
July 31, 2004...........  $14.98    $16.57       -9.60%     $13.85    $15.89      -12.84%
April 30, 2004..........  $17.30    $17.36       -0.35%     $14.60    $16.43      -11.14%
January 31, 2004........  $16.84    $17.13       -1.69%     $15.97    $16.94       -5.73%
October 31, 2003........  $16.35    $17.10       -4.39%     $15.45    $16.66       -7.26%
July 31, 2003...........  $17.68    $17.63        0.28%     $16.32    $16.54       -1.33%
April 30, 2003..........  $17.38    $17.17        1.22%     $16.65    $17.12       -2.75%
January 31, 2003........  $16.95    $17.15       -1.17%     $15.70    $17.03       -7.81%

                      PENNSYLVANIA QUALITY MUNICIPAL TRUST

                           HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING   PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------   -----    ---------   ----------   -----    ---------   ----------
April 30, 2005..........  $15.75    $17.05       -7.62%     $14.25    $16.39      -13.06%
January 31, 2005........  $15.65    $16.82       -6.96%     $14.64    $16.60      -11.81%
October 31, 2004........  $15.80    $16.88       -6.40%     $14.93    $16.31       -8.46%
July 31, 2004...........  $15.06    $16.31       -7.66%     $13.97    $15.76      -11.36%
April 30, 2004..........  $17.10    $16.77        1.97%     $14.49    $16.18      -10.44%
January 31, 2004........  $17.41    $16.94        2.77%     $15.96    $16.90       -5.56%
October 31, 2003........  $16.09    $16.33       -1.47%     $15.12    $16.38       -7.69%
July 31, 2003...........  $17.29    $17.22        0.41%     $15.95    $16.49       -3.27%
April 30, 2003..........  $16.81    $17.15       -1.98%     $16.00    $16.75       -4.48%
January 31, 2003........  $16.80    $16.74        0.36%     $15.83    $16.70       -5.21%

               TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

                           HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING   PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------   -----    ---------   ----------   -----    ---------   ----------
April 30, 2005..........  $15.50    $17.27      -10.25%     $14.13    $16.47      -14.21%
January 31, 2005........  $15.96    $17.31       -7.80%     $14.66    $16.80      -12.74%
October 31, 2004........  $15.92    $17.36       -8.29%     $14.86    $16.82      -11.65%
July 31, 2004...........  $14.98    $16.77      -10.67%     $13.74    $16.04      -14.34%
April 30, 2004..........  $17.07    $17.55       -2.74%     $14.38    $16.61      -13.43%
January 31, 2004........  $16.72    $17.44       -4.13%     $15.76    $17.20       -8.37%
October 31, 2003........  $16.36    $17.26       -5.21%     $15.35    $16.77       -8.47%
July 31, 2003...........  $17.48    $18.34       -4.69%     $15.80    $16.64       -5.05%
April 30, 2003..........  $17.30    $17.31       -0.06%     $16.51    $17.38       -5.01%
January 31, 2003........  $16.98    $17.14       -0.93%     $16.11    $17.22       -6.45%

                                 ACQUIRING FUND

                           HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING   PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------   -----    ---------   ----------   -----    ---------   ----------
April 30, 2005..........  $16.20    $16.71       -3.05%     $14.44    $15.86       -8.95%
January 31, 2005........  $16.35    $16.13        1.36%     $14.83    $16.20       -8.46%
October 31, 2004........  $16.05    $16.33       -1.71%     $15.07    $15.89       -5.16%
July 31, 2004...........  $15.00    $15.92       -5.78%     $13.85    $15.31       -9.54%
April 30, 2004..........  $17.16    $16.40        4.63%     $14.55    $15.78       -7.79%
January 31, 2004........  $17.15    $16.60        3.31%     $15.95    $16.23       -1.73%
October 31, 2003........  $16.05    $16.20       -0.93%     $15.00    $15.74       -4.70%
July 31, 2003...........  $17.25    $17.16        0.52%     $15.65    $15.66       -0.06%
April 30, 2003..........  $16.05    $16.30       -1.53%     $15.44    $16.44       -6.08%
January 31, 2003........  $15.98    $16.09       -0.68%     $15.18    $16.26       -6.64%


  As of July 29, 2005, (i) the net asset value per share for common shares of Advantage Pennsylvania Municipal Income Trust was $16.88 and the market price per share was $15.10, representing a discount to net asset value of 10.55%, (ii) the net asset value per share for common shares of Pennsylvania Quality Municipal Trust was $16.80 and the market price per share was $15.11, representing a discount to net asset value of 10.06%, (iii) the net asset value per share for common shares of Trust for Investment Grade Pennsylvania Municipals was $16.89 and the market price per share was $15.43, representing a discount to net asset value of 8.64%, and (iv) the net asset value per share for Acquiring Fund Common Shares was $16.23 and the market price per share was $15.09, representing a discount to net asset value of 7.02%.

  Common shares of each of the Acquiring Fund, Advantage Pennsylvania Municipal Income Trust and Trust for Investment Grade Pennsylvania Municipals have historically traded primarily at a discount to net asset value. Common shares of Pennsylvania Quality Municipal Trust have traded at both a discount and a premium to net asset value for extended periods since such Fund's inception. In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of each Fund may, subject to the terms and conditions of its preferred shares, authorize that Fund from time to time to repurchase the common shares in the open market or to tender for the common shares at net asset value. The Board of Trustees of each Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares. Subject to its borrowing restrictions, each Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of any Fund will, in fact, authorize that Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in the common shares trading at a price which is equal or close to net asset value.


  DIVIDENDS AND DISTRIBUTIONS. The Funds' current policies with respect to dividends and distributions relating to their common shares are similar. It is each Fund's present policy, which may be changed by its Board of Trustees, to make monthly distributions to holders of its common shares of substantially all of a Fund's net investment income remaining after the payment of dividends on any outstanding preferred shares. Net income of each Fund consists of all interest income accrued on portfolio assets less all expenses of such Fund. Each Fund, including the Acquiring Fund, is required to allocate net capital gains and other taxable income, if any, received by the Fund among its common shares and preferred shares on a pro rata basis in the year for which such capital gains and other income is realized.


  Expenses of each Fund are accrued each day. Net realized capital gains, if any, are expected to be distributed to shareholders at least once a year. While there are any preferred shares of a Fund outstanding, such Fund may not declare any cash dividend or other distribution on their common shares, unless at the time of such declaration, (1) all accumulated preferred share dividends have been paid and (2) the value of such Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of such Fund, is at least 200% (as required by the 1940 Act) of the liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accumulated and unpaid dividends thereon, whether or not earned or declared an on a cumulative basis). In addition to the requirements of the 1940 Act, each Fund may be required to comply with other asset coverage requirements as a condition of a Fund obtaining a rating of its preferred shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on a Fund's ability to make distributions on its common shares could in certain circumstances impair the ability of a Fund to maintain its qualification for taxation as a regulated investment company. Each Fund intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of such Fund's status as a regulated investment company.

  For information concerning the manner in which dividends and distributions to holders of a Fund's common shares may be reinvested automatically in such Fund's common shares, see "-- Dividend Reinvestment Plan" below.


  DIVIDEND REINVESTMENT PLAN. Each Fund offers a Dividend Reinvestment Plan (each a "Plan," and collectively the "Plans") pursuant to which holders of common shares may elect to have all distributions of dividends and all capital gains automatically reinvested in common shares pursuant to such Plan. Unless common shareholders elect to participate in a Plan, all common shareholders receive distributions of dividends and capital gains in cash. The Plans for the Target Funds and the Acquiring Fund are similar. EquiServe Trust Company, N.A., as plan agent (the "Plan Agent"), serves as agent for the holders of common shares of each Fund in administering the Plans.


  After the Reorganizations, a holder of shares of a Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all holders who currently elect to participate in the Plan of a Fund will have their dividends automatically reinvested in shares of the combined fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43011, Providence, Rhode Island 02940-3011. Telephone calls concerning the Plan may be directed to the Plan Agent between the hours of 7:30 a.m. and 5:00 p.m. Central Standard Time at (800) 341-2929.

ADDITIONAL INFORMATION ABOUT PREFERRED SHARES OF THE FUNDS

  GENERAL. The preferred shares of each Fund are labeled "auction preferred shares" ("APS"). APS are preferred shares of beneficial interest which entitle their holders to receive dividends when, as and if declared by the Board of Trustees of a Fund, out of funds legally available therefore, at a rate per annum that may vary for the successive dividend periods. The liquidation preference of each Fund's APS is $25,000 per share. APS are not traded on a stock exchange or over-the-counter. Holders of a Fund's preferred shares do not have preemptive rights to purchase any shares of the same series or any other preferred shares that might be issued. The net asset value per share of a Fund's preferred shares equals its liquidation preference plus accumulated but unpaid dividends per share.


  SERIES. Under the 1940 Act, each Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Each Fund currently has only one series of preferred shares outstanding. If the Reorganizations are approved and completed, the combined fund will have four series. The existing series of Acquiring Fund APS will comprise Series A, and the Acquiring Fund will issue Series B APS in exchange for the preferred shares of Advantage Pennsylvania Municipal Income Trust, Series C APS in exchange for the preferred shares of Pennsylvania Quality Municipal Trust and Series D APS in exchange for the preferred shares of Trust for Investment Grade Pennsylvania Municipals. The aggregate liquidation preference of each new series will equal the aggregate liquidation preference of the existing shares that the respective new series replaces. For each series, the number of days in the regular dividend period, the number of shares and the liquidation preference per share will be the same as the existing shares that the respective series replaces.



  PURCHASE AND SALE. Each Fund's APS are purchased and sold at separate auctions conducted on a regular basis (every 7 days for the Acquiring Fund's APS and every 28 days for the APS of Advantage Pennsylvania Municipal Income Trust, Pennsylvania Quality Municipal Trust and Trust for Investment Grade Pennsylvania Municipals, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period) by Deutsche Bank, as the auction agent for each Fund's APS (the "Auction Agent"). Unless otherwise permitted by the Funds, existing and potential holders of each Fund's APS only may participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of APS to the Auction Agent. On or prior to each auction date for the APS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold APS to its broker-dealer. Outside of these auctions, shares of APS may be purchased or sold through broker-dealers for the APS in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or, if it does develop, that it will provide holders with a liquid trading market.


  DIVIDENDS AND DISTRIBUTIONS. The holders of each Fund's preferred shares are entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on each Fund's preferred shares so declared and payable shall be paid in preference to and in priority over any dividends so declared and payable on the Fund's common shares.

  Prior to each dividend payment date, the Funds are required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. The Funds do not intend to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on a Fund's preferred shares which may be in arrears.


  Each Fund, including the Acquiring Fund, is required to allocate net capital gains and other taxable income, if any, proportionately among its common shares and preferred shares. The amount of taxable income allocated to the APS depends upon the amount of such income realized by a Fund.



  In the case of the Acquiring Fund and Advantage Pennsylvania Municipal Income Trust, in normal circumstances, whenever such Fund intends to include any net capital gains or other taxable income in any dividend on APS, such Fund may notify the Auction Agent of the amount to be so included prior to the auction establishing the applicable rate for such dividend. In the case of Pennsylvania Quality Municipal Trust and Trust for Investment Grade Pennsylvania Municipals, in normal circumstances, whenever such Fund intends to include any net capital gains on other taxable income on APS, such Fund will notify the Auction Agent of the amount to be so included prior to the auction establishing the applicable rate for such dividend. The Auction Agent will in turn notify each broker-dealer who will notify existing and potential holders of the APS. As a result, auction participants may, in response to such information, place bids which take account of the inclusion of net capital gains or other taxable income in the dividend. If the Acquiring Fund retroactively allocates any net capital gains or other taxable income to the APS as a result of (1) the realization of net capital gains on other income taxable for federal income tax purposes; (2) the redemption of all or a portion of the outstanding APS or (3) the liquidation of such Fund, such Fund will pay an Additional Dividend to offset substantially the tax effect thereof. If a Target Fund retroactively allocates any net capital gains or other taxable income to the APS without having given notice to the Auction Agent, in the case of Advantage Pennsylvania Municipal Income Trust or Trust for Investment Grade Pennsylvania Municipals, as a result of (1) the realization of net capital gains or other income taxable for federal income tax purposes; (2) the redemption of all or a portion of the outstanding APS or (3) the liquidation of the Fund in question, or in the case of Pennsylvania Quality Municipal Trust, as a result of the redemption of all or a portion of the outstanding APS or the liquidation of the Fund in question, such Target Fund will pay an Additional Dividend to offset substantially the tax effect thereof.

  DIVIDEND RATES. The following table provides information about the dividend rates for each Fund's preferred shares as of a recent auction date:


AUCTION DATE                                FUND                              RATE
------------                                ----                              ----
July 14, 2005   Advantage Pennsylvania Municipal Income Trust...............  2.37%
July 6, 2005    Pennsylvania Quality Municipal Trust........................  2.33%
July 25, 2005   Trust for Investment Grade Pennsylvania Municipals..........  2.30%
July 27, 2005   Acquiring Fund..............................................  2.27%


  The dividend rates in effect at the closing of the Reorganizations will be the rates determined in the auction most recently preceding such closing.

  RATINGS. The Funds' preferred shares have all been assigned a rating of "AAA" from S&P and "Aaa" from Moody's. Each Fund intends that, so long as its preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by S&P and Moody's in connection with each Fund's receipt of a rating for such shares of at least "AAA" from S&P and "Aaa" from Moody's. S&P and Moody's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating such preferred shares have been developed by S&P and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for S&P and Moody's to issue the above-described ratings for the preferred shares, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

  Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for a Fund's preferred shares, at any time, may change or withdraw any such rating. As set forth in the Certificate of Vote of Trustees Establishing Preferred Shares of each Fund (each a "Certificate of Vote"), the Board of Trustees of each Fund, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P and Moody's that any such change would not impair the ratings then assigned by S&P and Moody's to the preferred shares. For so long as any of its preferred shares are rated by S&P or Moody's, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

  REDEMPTIONS. The redemption provisions pertaining to the preferred shares of each Fund are similar. Preferred shares of each Fund are generally redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. Preferred shares of each Fund are also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of a Fund to maintain asset coverage requirements for its preferred shares specified by Moody's and S&P in connection with their issuance of ratings on the preferred shares.

  LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of any of the Funds, whether voluntary or involuntary, the holders of such Fund's preferred shares will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any of the Fund's common shares or any other capital shares of the Fund ranking junior in right of payment upon liquidation to preferred shares, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the preferred shareholders will be entitled to no other payments except for any Additional Dividends. If such assets of the Fund are insufficient to make the full liquidation payment on the preferred shares and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on a parity with the preferred shares as to payment upon liquidation, then such assets will be distributed among the preferred shareholders and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund's preferred shares will not be entitled to any further participation in any distribution of assets by the Fund except for any Additional Dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

  ADDITIONAL INFORMATION. For additional information on Acquiring Fund APS, Target Fund shareholders should consult the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information. APS issued in connection with the Reorganizations will be governed by the Certificate of Vote of the Acquiring Fund, which, upon completion of the Reorganizations, will be amended to reflect the creation of new series and the issuance of additional APS. As a result of the Reorganizations, the last dividend periods for the Target Funds' preferred shares prior to the Closing Date and the initial dividend periods for the Acquiring Fund APS issued in connection with the Reorganizations after the Closing Date may be shorter than the regular dividend periods for such shares.

GOVERNING LAW


  Each Fund is organized as an unincorporated trust under the laws of The Commonwealth of Pennsylvania. Advantage Pennsylvania Municipal Income Trust was organized on July 8, 1992 and commenced investment operations on September 25, 1992; Pennsylvania Quality Municipal Trust was organized on July 26, 1991 and commenced investment operations on September 27, 1991; Trust for Investment Grade Pennsylvania Municipals was organized on January 21, 1992 and commenced investment operations on April 24, 1992; and the Acquiring Fund was organized on December 21, 1992 and commenced investment operations on April 30, 1993.



  Under Pennsylvania law, shareholders of an unincorporated trust may, under certain circumstances, be held personally liable for the obligations of the trust as though they were partners in a partnership. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of counsel to the Funds, the risk to the Funds' respective shareholders is remote.


  Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act.

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST

  Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Trustees of each Fund is divided into three classes, with the term of one class expiring at the annual meeting of shareholders. At each annual meeting, each class whose term is expiring will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such trustee and entitled to vote on the matter.


  In addition, each Fund's Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).



  The Board of Trustees of each Fund has determined that the 75% voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interest of shareholders of each respective Fund generally. Reference should be made to the Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.


  The Declaration of Trust of each Fund further provides that no trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Fund.


CONVERSION TO OPEN-END FUNDS



  Each Fund may be converted to an open-end investment company at any time by an amendment to its Declaration of Trust. Each Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the trustees, including the approval by a majority of the disinterested trustees of the Fund, and (b) the lesser of (i) more than 50% of the Fund's outstanding common and preferred shares, each voting as a class or (ii) 67% of the common and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. If approved in the foregoing manner, conversion of the Fund would require notice to all shareholders within a reasonable period of time. Conversion of a Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund. In the event of conversion, the common shares would cease to be listed on the NYSE, CHX, NASDAQ National Market System or other national securities exchange or national market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If a Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular, the Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objective.


VOTING RIGHTS


  Voting rights are identical for the holders of each Fund's common shares. Common shareholders of each Fund are entitled to one vote for each share held. Except as set forth above under "Certain Provisions of the Declarations of Trust" or "Conversion to Open-End Funds," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's preferred shares, preferred shareholders have no voting rights. When preferred shareholders are entitled to vote, they are also entitled to cast one vote per share held.

  Preferred shareholders of a Fund, voting as a class, are entitled to elect two of the Fund's trustees. Under the 1940 Act, if at any time dividends on a Fund's preferred shares are unpaid in an amount equal to two full years dividends thereon, the holders of all outstanding preferred shares, voting as a class, are entitled to elect a majority of the Fund's trustees until all dividends have been paid or declared and set apart for payment. The Certificate of Vote establishing the preferred shares of each Fund provides that such Fund shall not take certain actions relating to the preferences, rights or powers of holders of such Fund's preferred shares without the affirmative vote of the holders of a majority of the outstanding preferred shares. Additionally, if a Fund has more than one series of preferred shares outstanding, an affirmative vote of a majority of the outstanding shares of each series of preferred shares, each voting separately as a class, is required with respect to any matter that materially affects the series in a manner different from that of other series of such Fund's preferred shares. The specific provisions of each Fund's Certificate of Vote with respect to the voting rights of holders of preferred shares may differ and shareholders of the Target Funds should consult the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information.

FINANCIAL HIGHLIGHTS

  ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                            YEAR ENDED OCTOBER 31,
                                     ---------------------------------------------------------------------
                                      2004      2003     2002(E)    2001       2000      1999       1998
                                      ----      ----     -------    ----       ----      ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 17.15   $ 17.24   $ 17.28   $ 16.40   $  16.18   $ 17.66   $  17.23
                                     -------   -------   -------   -------   --------   -------   --------
 Net Investment Income.............     1.03      1.11      1.19      1.21       1.27      1.24       1.24
 Net Realized and Unrealized
  Gain/Loss........................      .51       .19       .08      1.15        .28     (1.46)       .47
 Common Share Equivalent of
  Distributions Paid to Preferred
  Shareholders:
  Net Investment Income............     (.08)     (.08)     (.12)     (.25)      (.37)     (.30)      (.32)
  Net Realized Gain................     (.03)     (.02)     (.03)     (.09)       -0-       -0-        -0-
                                     -------   -------   -------   -------   --------   -------   --------
Total from Investment Operations...     1.43      1.20      1.12      2.02       1.18      (.52)      1.39
Distributions Paid to Common
 Shareholders:
  Net Investment Income............     (.98)    (1.09)    (1.05)     (.93)      (.96)     (.96)      (.96)
  Net Realized Gain................     (.43)     (.20)     (.11)     (.21)       -0-       -0-        -0-
                                     -------   -------   -------   -------   --------   -------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 17.17   $ 17.15   $ 17.24   $ 17.28   $  16.40   $ 16.18   $  17.66
                                     =======   =======   =======   =======   ========   =======   ========
Common Share Market Price at End of
 the Period........................  $ 15.90   $ 16.23   $ 16.45   $ 15.75   $14.9375   $14.625   $  17.25
Total Return(a)....................    6.95%     6.54%    11.96%    13.31%      9.10%   -10.14%     11.03%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  75.0   $  74.9   $  75.3   $  75.4   $   71.5   $  70.6   $   77.0
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................    1.43%     1.43%     1.50%     1.71%      1.78%     1.69%      1.67%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................    6.13%     6.40%     7.02%     7.12%      7.89%     7.22%      7.11%
Portfolio Turnover.................       8%       31%       19%       17%        31%        7%         3%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................     .93%      .93%      .97%     1.10%      1.13%     1.10%      1.10%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    5.67%     5.95%     6.32%     5.70%      5.59%     5.45%      5.25%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    1,600     1,600     1,600     1,600      1,600     1,600        800
Asset Coverage Per Preferred
 Share(d)..........................  $71,912   $71,846   $72,101   $72,107   $ 69,704   $69,097   $146,292
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $ 25,000   $25,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $ 25,000   $25,000   $ 50,000

                                         YEAR ENDED OCTOBER 31,
                                     ------------------------------
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  16.72   $  16.69   $  14.63
                                     --------   --------   --------
 Net Investment Income.............      1.25       1.24       1.25
 Net Realized and Unrealized
  Gain/Loss........................       .54        .04       2.06
 Common Share Equivalent of
  Distributions Paid to Preferred
  Shareholders:
  Net Investment Income............      (.32)      (.32)      (.36)
  Net Realized Gain................       -0-        -0-        -0-
                                     --------   --------   --------
Total from Investment Operations...      1.47        .96       2.95
Distributions Paid to Common
 Shareholders:
  Net Investment Income............      (.96)      (.93)      (.89)
  Net Realized Gain................       -0-        -0-        -0-
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  17.23   $  16.72   $  16.69
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $16.4375   $ 15.125   $  14.00
Total Return(a)....................    15.38%     14.85%     23.03%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   75.2   $   72.9   $   72.8
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................     1.70%      1.77%      1.77%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................     7.41%      7.48%      7.96%
Portfolio Turnover.................        2%         2%         9%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................     1.10%      1.14%      1.12%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     5.48%      5.52%      5.68%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................       800        800        800
Asset Coverage Per Preferred
 Share(d)..........................  $143,968   $141,175   $141,025
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000



(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.


(b) Ratios do not reflect the effect of dividend payments to preferred shareholders.


(c) Ratios reflect the effect of dividend payments to preferred shareholders.


(d) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


(e) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

  PENNSYLVANIA QUALITY MUNICIPAL TRUST. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                                                                 TWO MONTHS
                                                                                                    ENDED
                                                      YEAR ENDED OCTOBER 31,                     OCTOBER 31,
                                     ---------------------------------------------------------   -----------
                                      2004      2003     2002(A)    2001      2000      1999        1998
                                     -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 16.75   $ 16.86   $ 16.78   $ 16.12   $ 16.07   $ 17.32    $  17.31
                                     -------   -------   -------   -------   -------   -------    --------
 Net Investment Income.............     1.04      1.09      1.13      1.20      1.26      1.27         .21
 Net Realized and Unrealized
  Gain/Loss........................      .41       .06       .22       .87       .11     (1.15)        .02
 Common Share Equivalent of
  Distributions Paid to
 Preferred Shareholders:
  Net Investment Income............     (.08)     (.08)     (.10)     (.22)     (.32)     (.25)       (.05)
  Net Realized Gain................     (.02)     (.01)     (.03)     (.07)      -0-      (.02)        -0-
                                     -------   -------   -------   -------   -------   -------    --------
Total from Investment Operations...     1.35      1.06      1.22      1.78      1.05      (.15)        .18
Distributions Paid to Common
 Shareholders:
  Net Investment Income............     (.98)    (1.02)    (1.02)     (.91)    (1.00)    (1.02)       (.17)
  Net Realized Gain................     (.28)     (.15)     (.12)     (.21)      -0-      (.08)        -0-
                                     -------   -------   -------   -------   -------   -------    --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 16.84   $ 16.75   $ 16.86   $ 16.78   $ 16.12   $ 16.07    $  17.32
                                     =======   =======   =======   =======   =======   =======    ========
Common Share Market Price at End of
 the Period........................  $ 15.55   $ 15.90   $ 16.45   $ 15.67   $ 14.25   $14.9375   $ 17.875
Total Return(b)....................    5.72%     3.80%    12.54%    18.33%     2.09%   -10.76%       0.28%*
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $ 139.2   $ 138.4   $ 139.3   $ 138.4   $ 132.9   $ 132.5    $  142.1
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.26%     1.28%     1.37%     1.58%     1.69%     1.65%       1.67%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    6.27%     6.42%     6.81%     7.35%     7.92%     7.52%       7.23%
Portfolio Turnover.................      14%       17%       29%       20%       29%       15%          4%*
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     .86%      .87%      .93%     1.07%     1.13%     1.12%       1.15%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    5.81%     5.97%     6.21%     5.99%     5.91%     6.03%       5.63%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    2,600     2,600     2,600     2,600     2,600     2,600       1,300
Asset Coverage Per Preferred
 Share(e)..........................  $78,562   $78,236   $78,575   $78,212   $76,124   $75,956    $159,304
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000    $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000    $ 50,000


                                               YEAR ENDED AUGUST 31,
                                     -----------------------------------------
                                       1998       1997       1996       1995
                                     -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  17.06   $  16.55   $  16.71   $  16.43
                                     --------   --------   --------   --------
 Net Investment Income.............      1.30       1.30       1.30       1.33
 Net Realized and Unrealized
  Gain/Loss........................       .28        .59       (.06)       .35
 Common Share Equivalent of
  Distributions Paid to
 Preferred Shareholders:
  Net Investment Income............      (.28)      (.28)      (.30)      (.31)
  Net Realized Gain................      (.01)      (.01)       -0-        -0-
                                     --------   --------   --------   --------
Total from Investment Operations...      1.29       1.60        .94       1.37
Distributions Paid to Common
 Shareholders:
  Net Investment Income............     (1.02)     (1.06)     (1.09)     (1.09)
  Net Realized Gain................      (.02)      (.03)      (.01)       -0-
                                     --------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  17.31   $  17.06   $  16.55   $  16.71
                                     ========   ========   ========   ========
Common Share Market Price at End of
 the Period........................  $  18.00   $ 16.613   $ 17.125   $  16.25
Total Return(b)....................    13.71%      4.72%     12.52%      8.02%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  141.8   $  139.1   $  134.5   $  135.3
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.62%      1.66%      1.67%      1.73%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     7.54%      7.73%      7.74%      8.32%
Portfolio Turnover.................        4%         6%        13%        15%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     1.15%      1.12%      1.13%      1.15%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     5.89%      6.08%      5.99%      6.37%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................     1,300      1,300      1,300      1,300
Asset Coverage Per Preferred
 Share(e)..........................  $159,069   $156,987   $153,449   $154,045
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000   $ 50,000



(*) Non-Annualized



(a) As required, effective October 1, 2001, the Trust has adopted the provisions of the AIPCA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .04%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.



(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.



(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.



(d) Ratios reflect the effect of dividend payments to preferred shareholders.



(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

  TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                             YEAR ENDED OCTOBER 31,
                                     ----------------------------------------------------------------------
                                      2004      2003     2002(A)     2001       2000      1999       1998
                                      ----      ----     -------     ----       ----      ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 17.26   $ 17.36   $ 17.41    $ 16.65   $  16.53   $ 17.89   $  17.47
                                     -------   -------   -------    -------   --------   -------   --------
 Net Investment Income.............     1.05      1.09      1.20       1.25       1.31      1.30       1.30
 Net Realized and Unrealized
  Gain/Loss........................      .44       .20       .14       1.04        .19     (1.36)       .44
 Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
  Net Investment Income............     (.10)     (.09)     (.11)      (.24)      (.39)     (.32)      (.34)
  Net Realized Gain................     (.03)     (.02)     (.04)      (.11)      (.01)      -0-        -0-
                                     -------   -------   -------    -------   --------   -------   --------
Total from Investment Operations...     1.36      1.18      1.19       1.94       1.10      (.38)      1.40
Distributions Paid to Common
 Shareholders:
  Net Investment Income............     (.96)    (1.05)    (1.07)      (.93)      (.96)     (.97)      (.97)
  Net Realized Gain................     (.30)     (.23)     (.17)      (.25)      (.02)     (.01)      (.01)
                                     -------   -------   -------    -------   --------   -------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 17.36   $ 17.26   $ 17.36    $ 17.41   $  16.65   $ 16.53   $  17.89
                                     =======   =======   =======    =======   ========   =======   ========
Common Share Market Price at End of
 the Period........................  $ 15.92   $ 16.16   $ 16.19    $ 16.13   $13.8125   $15.625   $17.3125
Total Return(b)....................    6.66%     7.73%     8.12%     26.03%     -5.37%    -4.27%     11.56%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $ 129.0   $ 128.3   $ 129.0    $ 129.2   $  123.6   $ 122.6   $  132.8
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.34%     1.35%     1.45%      1.64%      1.68%     1.65%      1.63%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    6.15%     6.24%     7.05%      7.39%      7.96%     7.50%      7.38%
Portfolio Turnover.................      18%       21%       32%        15%        28%        3%         1%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     .87%      .88%      .93%      1.05%      1.07%     1.07%      1.06%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    5.59%     5.75%     6.38%      5.97%      5.60%     5.66%      5.48%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    2,800     2,800     2,800      2,800      2,800     2,800      1,400
Asset Coverage Per Preferred
 Share(e)..........................  $71,086   $70,823   $71,082    $71,153   $ 69,133   $68,802   $144,849
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000    $25,000   $ 25,000   $25,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000    $25,000   $ 25,000   $25,000   $ 50,000

                                         YEAR ENDED OCTOBER 31,
                                     ------------------------------
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  16.93   $  16.95   $  15.02
                                     --------   --------   --------
 Net Investment Income.............      1.31       1.31       1.31
 Net Realized and Unrealized
  Gain/Loss........................       .55        .04       2.00
 Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
  Net Investment Income............      (.33)      (.33)      (.38)
  Net Realized Gain................       -0-       (.01)       -0-
                                     --------   --------   --------
Total from Investment Operations...      1.53       1.01       2.93
Distributions Paid to Common
 Shareholders:
  Net Investment Income............      (.99)     (1.00)     (1.00)
  Net Realized Gain................       -0-       (.03)       -0-
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  17.47   $  16.93   $  16.95
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $16.4375   $ 15.625   $  15.00
Total Return(b)....................    11.80%     11.14%     24.53%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  129.7   $  125.7   $  125.8
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.64%      1.69%      1.67%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     7.64%      7.75%      8.17%
Portfolio Turnover.................        2%         4%         5%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     1.06%      1.08%      1.05%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     5.66%      5.76%      5.83%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................     1,400      1,400      1,400
Asset Coverage Per Preferred
 Share(e)..........................  $142,613   $139,756   $139,869
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000



(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets by .04%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.


(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.


(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.


(d) Ratios reflect the effect of dividend payments to preferred shareholders.


(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

  ACQUIRING FUND. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                                YEAR ENDED OCTOBER 31,
                                     ----------------------------------------------------------------------------
                                      2004       2003      2002(B)      2001       2000        1999        1998
                                      ----       ----      -------      ----       ----        ----        ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 16.20    $ 16.12    $ 16.04     $ 14.89    $ 14.42    $  15.98    $  15.48
                                     -------    -------    -------     -------    -------    --------    --------
 Net Investment Income.............     1.06       1.10       1.14        1.21       1.15        1.12        1.13
 Net Realized and Unrealized
  Gain/Loss........................      .39        .12        .08        1.07        .52       (1.57)        .49
 Common Share Equivalent of
  Distributions Paid to Preferred
  Shareholders:
  Net Investment Income............     (.11)      (.10)      (.15)       (.33)      (.42)       (.33)       (.35)
  Net Realized Gain................     (.01)       -0-        -0-         -0-        -0-         -0-         -0-
                                     -------    -------    -------     -------    -------    --------    --------
Total from Investment Operations...     1.33       1.12       1.07        1.95       1.25        (.78)       1.27
Distributions Paid to Common
 Shareholders:
  Net Investment Income............    (1.00)     (1.04)      (.99)       (.80)      (.78)       (.78)       (.77)
  Net Realized Gain................     (.10)       -0-        -0-         -0-        -0-         -0-         -0-
                                     -------    -------    -------     -------    -------    --------    --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 16.43    $ 16.20    $ 16.12     $ 16.04    $ 14.89    $  14.42    $  15.98
                                     =======    =======    =======     =======    =======    ========    ========
Common Share Market Price at End of
 the Period........................  $ 15.58    $ 16.05    $ 15.85     $ 15.11    $ 12.25    $12.4375    $14.9375
Total Return(a)....................    4.15%      8.07%     11.76%      30.60%      4.82%     -11.99%      15.59%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  73.5    $  72.5    $  72.1     $  71.7    $  66.5    $   64.4    $   71.4
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.51%      1.53%      1.60%       1.83%      1.92%       1.87%       1.83%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    6.50%      6.76%      7.22%       7.78%      7.93%       7.23%       7.17%
Portfolio Turnover.................      18%        23%        16%         20%        21%         28%          7%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     .93%       .95%       .98%       1.11%      1.13%       1.13%       1.12%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    5.85%      6.13%      6.26%       5.64%      5.04%       5.13%       4.93%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    1,800      1,800      1,800       1,800      1,800       1,800         900
Asset Coverage Per Preferred
 Share(e)..........................  $65,858    $65,259    $65,061     $64,811    $61,970    $ 60,800    $129,330
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000    $25,000    $25,000     $25,000    $25,000    $ 25,000    $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000    $25,000    $25,000     $25,000    $25,000    $ 25,000    $ 50,000

                                          YEAR ENDED OCTOBER 31,
                                     --------------------------------
                                       1997        1996        1995
                                       ----        ----        ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  14.83    $  14.68    $  12.57
                                     --------    --------    --------
 Net Investment Income.............      1.13        1.13        1.14
 Net Realized and Unrealized
  Gain/Loss........................       .62         .13        2.19
 Common Share Equivalent of
  Distributions Paid to Preferred
  Shareholders:
  Net Investment Income............      (.35)       (.36)       (.40)
  Net Realized Gain................       -0-         -0-         -0-
                                     --------    --------    --------
Total from Investment Operations...      1.40         .90        2.93
Distributions Paid to Common
 Shareholders:
  Net Investment Income............      (.75)       (.75)       (.82)
  Net Realized Gain................       -0-         -0-         -0-
                                     --------    --------    --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  15.48    $  14.83    $  14.68
                                     ========    ========    ========
Common Share Market Price at End of
 the Period........................  $ 13.625    $ 12.625    $  12.50
Total Return(a)....................    14.26%       7.17%      28.60%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   69.2    $   66.3    $   65.6
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.91%       1.97%       2.03%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     7.51%       7.70%       8.27%
Portfolio Turnover.................        9%         27%         43%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     1.14%       1.17%       1.17%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     5.15%       5.24%       5.35%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................       900         900         900
Asset Coverage Per Preferred
 Share(e)..........................  $126,872    $123,646    $122,900
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000    $ 50,000    $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000    $ 50,000    $ 50,000



(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.


(b) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .08%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.


(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.


(d) Ratios reflect the effect of dividend payments to preferred shareholders.


(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                     INFORMATION ABOUT THE REORGANIZATIONS

GENERAL


  Under the Reorganization Agreements (a form of which is included as Appendix A to the Reorganization Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Funds, in exchange for Acquiring Fund Common Shares and Acquiring Fund APS to be issued by the Acquiring Fund. The Acquiring Fund will issue and cause to be listed on the NYSE and CHX additional Acquiring Fund Common Shares. The Acquiring Fund Common Shares issued to the Target Funds will have an aggregate net asset value equal to the aggregate net asset value of the Target Funds' common shares, less the costs of the Reorganizations. The Acquiring Fund APS issued to the Target Funds will have an aggregate liquidation preference equal to the aggregate liquidation preference of the Target Funds' preferred shares. Upon receipt by the Target Funds of such shares, the Target Funds will (i) distribute the Acquiring Fund Common Shares to the Target Funds' common shareholders and (ii) distribute the Acquiring Fund APS to the Target Funds' preferred shareholders. As soon as practicable after the Closing Date for the Reorganizations, the Target Funds will deregister as investment companies under the 1940 Act and dissolve under applicable state law.



  The Target Funds will distribute the Acquiring Fund Common Shares and the Acquiring Fund APS received by them pro rata to the holders of record of their common shares and preferred shares, as applicable, in exchange for such shareholders' shares in the Target Funds. Such distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Target Funds and transferring to those shareholder accounts the Acquiring Fund Common Shares and the Acquiring Fund APS previously credited on those books to the accounts of the Target Funds. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares held other than in a Plan account, to the next largest number of whole shares) due such shareholder. No fractional Acquiring Fund Common Shares will be issued (except for shares held in a Plan account). In the event of fractional shares in an account other than a Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund common share certificates. Similarly, each newly-opened account on the books of the Acquiring Fund for the former preferred shareholders of Target Fund would represent the respective pro rata number of Acquiring Fund APS due such shareholder. See "Terms of the

Reorganization Agreements -- Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by the Target Funds' shareholders to obtain their Acquiring Fund Common Shares or Acquiring Fund APS (and cash in lieu of fractional shares, if any).


  As a result of the Reorganizations, each common shareholder of a Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's Target Fund common shares immediately prior to the Closing Date. Since the Acquiring Fund Common Shares will be issued at net asset value in exchange for the net assets of each Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganizations except for its share of the costs of the Reorganizations. Similarly, the aggregate liquidation preference of the Acquiring Fund APS to be issued to each Target Fund will equal the aggregate liquidation preference of each Target Fund's preferred shares. Each preferred shareholder of a Target Fund will receive Acquiring Fund APS that will have an aggregate liquidation preference immediately after the Closing Date equal to the aggregate liquidation preference of that shareholder's Target Fund preferred shares immediately prior to the Closing Date. The liquidation preference per share of the Acquiring Fund APS will remain unchanged by the Reorganizations. Thus, the Reorganizations will result in no dilution of net asset value of the Acquiring Fund Common Shares or the Target Fund's common shares, other than to reflect the costs of the Reorganizations, and will result in no dilution of the value per share for preferred shareholders of the Acquiring Fund or the Target Funds. However, as a result of the Reorganizations, a shareholder of any of the Funds will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the separate Funds. No sales charge or fee of any kind will be charged to shareholders of the Target Funds in connection with their receipt of Acquiring Fund Common Shares or Acquiring Fund APS in the Reorganizations.


TERMS OF THE REORGANIZATION AGREEMENTS


  The following is a summary of the significant terms of a Reorganization Agreement. The terms of each Reorganization Agreement are similar. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, included as Appendix A to the Reorganization Statement of Additional Information.



  VALUATION OF ASSETS AND LIABILITIES. The assets of each Fund will be valued after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Closing Date. For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding preferred shares of the Fund is divided by the total number of common shares of the Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue on the Closing Date.

  AMENDMENTS AND CONDITIONS. The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of the Target Fund, approval of the issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

  POSTPONEMENT; TERMINATION. Under the Reorganization Agreement, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so.

  The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.


  SURRENDER AND EXCHANGE OF SHARE CERTIFICATES. After the Closing Date, each holder of an outstanding certificate or certificates formerly representing Target Fund common shares will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of Acquiring Fund Common Shares distributable with respect to such holder's Target Fund common shares, together with cash in lieu of any fractional Acquiring Fund Common Shares held other than in a Plan account. Promptly after the Closing Date, the transfer agent for the Acquiring Fund Common Shares will mail to each holder of certificates formerly representing Target Fund common shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund Common Shares and cash in lieu of any fractional shares held in an account other than a Plan account.


  Please do not send in any share certificates at this time. Upon consummation of the Reorganization, holders of Target Fund common shares will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional shares.


  From and after the Closing Date, certificates formerly representing Target Fund common shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund Common Shares distributable with respect to the Target Fund common shares held before the Reorganization as described above, provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of Target Fund common shares as of any date subsequent to the Closing Date will be reinvested pursuant to the Acquiring Fund's Plan, but will instead be paid in cash. Once such Target Fund share certificates have been surrendered, participants in the Target Fund's Plan will automatically be enrolled in the Plan of the Acquiring Fund.



  From and after the Closing Date, there will be no transfers on the share transfer books of the Target Fund. If, after the Closing Date, certificates representing Target Fund common shares are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Common Shares, as applicable, and cash in lieu of fractional shares, if any, distributable with respect to such Target Fund common shares in the Reorganization.


  Preferred shares are held in "street name" by the Depository Trust Company and all transfers will be accomplished by book entry.

  EXPENSES OF THE REORGANIZATION. In the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their respective projected annual expense savings as a result of the Reorganization. The expenses of the Reorganization will not be borne by the preferred shareholders of either Fund. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Internal Revenue Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of such Reorganization as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. As such a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

  - No gain or loss will be recognized by a Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.

  - No gain or loss will be recognized by a shareholder of a Target Fund who exchanges, as the case may be, all of his, her or its Target Fund common shares for Acquiring Fund Common Shares pursuant to a Reorganization (except with respect to cash received in lieu of a fractional share, as discussed below) or all of his, her or its Target Fund preferred shares solely for Acquiring Fund APS pursuant to a Reorganization.

  - The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of a Target Fund pursuant to a Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share for which cash is received).

  - The holding period of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of a Target Fund pursuant to a Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.


  - A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund Common Share pursuant to a Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder's tax basis in its Target Fund common shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Target Fund common shares is more than one year as of the date of the exchange.

  - The Acquiring Fund's tax basis in a Target Fund's assets received by the Acquiring Fund pursuant to a Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to such Reorganization, and the Acquiring Fund's holding period of such assets will, in each instance, include the period during which the assets were held by such Target Fund.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Internal Revenue Code, which are the same rules currently applicable to each of the Target Funds and their shareholders.

  The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Funds and assume, among other things, that the Reorganizations will be consummated in accordance with the Reorganization Agreements and as described herein. An opinion of counsel is not binding on the IRS or any court.

SHAREHOLDER APPROVAL

  Under the Declaration of Trust of each Target Fund (as amended to date and including the Certificate of Vote of each Target Fund), relevant Pennsylvania law and the rules of the NYSE and CHX, shareholder approval of each Reorganization Agreement requires the affirmative vote of shareholders of the respective Target Fund representing more than 50% of the outstanding common shares and preferred shares of such Target Fund entitled to vote, each voting separately as a class.

------------------------------------------------------------------------------
              PROPOSAL 2: ISSUANCE OF ACQUIRING FUND COMMON SHARES
------------------------------------------------------------------------------

  Pursuant to the Reorganization Agreements, which are described more fully under "Proposal 1: Reorganizations of the Target Funds" herein, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS. Each Target Fund will distribute Acquiring Fund Common Shares to its common shareholders and Acquiring Fund APS to its preferred shareholders, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares.


  The aggregate net asset value of Acquiring Fund Common Shares received in each Reorganization will equal the aggregate net asset value of the Target Fund's common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though holders of Target Fund common shares may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in each Reorganization will equal the aggregate liquidation preference of the Target Fund's preferred shares held immediately prior to the Reorganization. The Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of each Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with each Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.



  In connection with the Reorganizations and as contemplated by the Reorganization Agreements, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and the CHX. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganizations, applicable NYSE and CHX rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganizations.


SHAREHOLDER APPROVAL


  Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents more than 50% in interest of all securities entitled to vote on the proposal. For more information regarding voting requirements, see the section entitled "Other Information -- Voting Information and Requirements" below.

------------------------------------------------------------------------------
                               OTHER INFORMATION
------------------------------------------------------------------------------

VOTING INFORMATION AND REQUIREMENTS

  GENERAL. A list of shareholders of each Fund entitled to be present and vote at the Special Meeting will be available at the offices of the Funds, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Special Meeting.


  RECORD DATE. The Board of Trustees of each Fund has fixed the close of business on July 29, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, Advantage Pennsylvania Municipal Income Trust had outstanding 4,368,552 common shares and 1,600 preferred shares, Pennsylvania Quality Municipal Trust had outstanding 8,268,008 common shares and 2,600 preferred shares, Trust for Investment Grade Pennsylvania Municipals had outstanding 7,432,384 common shares and 2,800 preferred shares and the Acquiring Fund had outstanding 4,476,965 common shares and 1,800 preferred shares.



  PROXIES. Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of each Fund have the opportunity to submit their voting instructions via the internet by utilizing a program provided by a third-party vendor hired by the Funds, or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the internet, please access the internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the internet should understand that there may be costs associated with internet access, such as usage charges from internet access providers and telephone companies, that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Funds at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of each proposal. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not treated as votes "FOR" a proposal.

  With respect to Proposal 1, abstentions and broker non-votes have the same effect as votes "AGAINST" the proposals since their approvals are based on the affirmative vote of a majority of each Target Fund's outstanding common shares and preferred shares, each voting as a separate class. With respect to Proposal 2, abstentions will not be treated as votes "FOR" the proposal but will be counted as votes cast on the proposal and will therefore have the same effect as votes "AGAINST" the proposal. Broker non-votes will not be treated as votes "FOR" the proposal and will not be counted as votes cast on the proposal and will therefore have the effect of reducing the aggregate number of shares voting on the proposal and reducing the number of votes "FOR" required to approve the proposal.

  With respect to each proposal, a majority of the outstanding shares of each class entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  CERTAIN VOTING INFORMATION REGARDING PREFERRED SHARES OF THE TARGET FUNDS. Pursuant to the rules of the NYSE, preferred shares of each Target Fund held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Special Meeting or, if adjourned, one business day before the day to which the Special Meeting is adjourned. These conditions include, among others, that (i) at least 30% of a Target Fund's preferred shares outstanding have voted on such Fund's Reorganization and (ii) less than 10% of a Target Fund's preferred shares outstanding have voted against such Fund's Reorganization. In such instance, the broker-dealer firm will vote such uninstructed Target Fund's preferred shares on such Reorganization in the same proportion as the votes cast by all Target Fund preferred shareholders who voted on such Reorganization. Each Target Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of such Fund exists.

SHAREHOLDER INFORMATION


  As of July 29, 2005, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of the outstanding common shares of any Fund.



  To the knowledge of the Funds, no trustee or executive officer owned, directly or beneficially, common shares of the Funds as of July 29, 2005, and no trustee or executive officer owned preferred shares of the Funds as of that date.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Funds' trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms with the SEC and the NYSE reporting their affiliation with such Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish a Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.


SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the relevant Fund at the principal executive offices of the Fund at 1221 Avenue of the Americas, New York, New York 10020.


  Information regarding the deadline for timely submission of proposals intended to be presented at the year 2006 Annual Meeting of the Funds will be provided in the proxy statement relating to the 2005 Annual Meeting of the Funds, which is expected to take place later this year. Shareholder proposals intended to be presented at the 2005 Annual Meeting of the Funds pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the respective Fund at such Fund's principal executive offices by August 16, 2005. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the respective Fund at such Fund's principal executive offices by August 16, 2005. If the Reorganizations of the Target Funds are approved and completed prior to their 2005 Annual

Meeting, the Target Funds will cease to exist and will not hold their 2005 Annual Meeting.


SOLICITATION OF PROXIES


  Solicitation of proxies on behalf of the Funds is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about August 12, 2005. Shareholders of the Target Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds have retained Computershare Fund Services ("CFS") to make telephone calls to shareholders to remind them to vote. CFS will be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management estimates that the telephone solicitation by CFS will cost approximately $10,537 for Advantage Pennsylvania Municipal Income Trust, $17,761 for Pennsylvania Quality Municipal Trust, $15,061 for Trust for Investment Grade Pennsylvania Municipals and $10,511 for the Acquiring Fund. Proxy solicitation expenses are an expense of the Reorganizations which will be borne by the Target Funds and the Acquiring Fund in proportion to their projected annual expense savings as a result of the Reorganizations.


LEGAL MATTERS


  Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of Acquiring Fund Common Shares and Acquiring Fund APS will be passed upon by Skadden Arps, which serves as counsel to the Target Funds and the Acquiring Fund, and concerning matters of Pennsylvania law will be passed upon by Saul Ewing LLP. Wayne W. Whalen, a partner of Skadden Arps, is a trustee of both the Target Funds and the Acquiring Fund.


OTHER MATTERS TO COME BEFORE THE MEETING

  The Board of Trustees of each Fund knows of no business other than that described in this Joint Proxy Statement/Prospectus which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.

  In the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on such proposals, provided that the Board of Trustees of each Fund determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares of the respective Fund voted at the session of the Special Meeting to be adjourned.

  If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen Advantage Pennsylvania
                                         Municipal Income Trust
                                       Van Kampen Pennsylvania Quality
                                         Municipal Trust
                                       Van Kampen Trust for Investment Grade
                                         Pennsylvania Municipals
                                       Van Kampen Pennsylvania Value
                                         Municipal Income Trust

August 9, 2005

                                   EXHIBIT I

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

  A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based, in varying degrees, on the following considerations:

        - Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

        - Nature of and provisions of the obligation;

        - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

  BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

  C: A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

                        SHORT-TERM ISSUE CREDIT RATINGS

  A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

  Aaa: Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

  Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

  A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

  Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

  Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

  B: Obligations rated B are considered speculative and are subject to high credit risk.

  Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

  Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

  C: Obligations rated C are the lowest rated class of bonds, and are typically in default, with little prospect for recovery of principal or interest.

  Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

  Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

        -- Notes containing features that link interest or principal to the credit performance of any third party or parties.

        -- Notes allowing for negative coupons, or negative principal.

        -- Notes containing any provision that could obligate the investor to make any additional payments.

        -- Notes containing provisions that subordinate the claim.

  For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

                               SHORT-TERM RATINGS

  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

                                      P-1

  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                                      P-2

  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

                                      P-3

  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

                                       NP

  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

  NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                         [VAN KAMPEN INVESTMENTS LOGO]

     THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                  SUBJECT TO COMPLETION, DATED AUGUST 9, 2005


                      STATEMENT OF ADDITIONAL INFORMATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

           VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST,

                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

                                      AND

         VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

                        BY AND IN EXCHANGE FOR SHARES OF

              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST


                              DATED AUGUST 9, 2005



     This Statement of Additional Information is available to the shareholders of Van Kampen Advantage Pennsylvania Municipal Income Trust ("Advantage Pennsylvania Municipal Income Trust"), Van Kampen Pennsylvania Quality Municipal Trust ("Pennsylvania Quality Municipal Trust") and Van Kampen Trust for Investment Grade Pennsylvania Municipals ("Trust for Investment Grade Pennsylvania Municipals") (each a "Target Fund" and collectively the "Target Funds") in connection with proposed reorganizations (each a "Reorganization" and collectively the "Reorganizations") whereby Van Kampen Pennsylvania Value Municipal Income Trust (the "Acquiring Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Funds in exchange for an equal aggregate value of newly-issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued auction preferred shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Funds will distribute Acquiring Fund Common Shares to common shareholders of the Target Funds and Acquiring Fund APS to preferred shareholders of the Target Funds, and will then terminate their registrations under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve under applicable state law. A copy of a form of the Agreement and Plan of Reorganization between each Target Fund and the Acquiring Fund is included as Appendix A hereto. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated August 9, 2005 relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling (800) 341-2929 (TDD users may call (800) 421-2833).


     The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

                               TABLE OF CONTENTS


Trustees and Officers.......................................  S-3
Investment Advisory Agreement...............................  S-15
Other Agreements............................................  S-17
Fund Management.............................................  S-18
Code of Ethics..............................................  S-20
Portfolio Transactions and Brokerage Allocation.............  S-21
Other Information...........................................  S-24
Financial Statements........................................  S-24
Pro Forma Financial Statements..............................  S-24
Appendix A -- Form of Agreement and Plan of
  Reorganization............................................  A-1
Appendix B -- Certificate of Vote of Trustees Establishing
  Preferred Shares..........................................  B-1
Appendix C -- Annual Report of the Acquiring Fund...........  C-1
Appendix D -- Semi-Annual Report of Acquiring Fund..........  D-1
Appendix E -- Annual Report of Advantage Pennsylvania
  Municipal Income Trust....................................  E-1
Appendix F -- Semi-Annual Report of Advantage Pennsylvania
  Municipal Income Trust....................................  F-1
Appendix G -- Annual Report of Pennsylvania Quality
  Municipal Trust...........................................  G-1
Appendix H -- Semi-Annual Report of Pennsylvania Quality
  Municipal Trust...........................................  H-1
Appendix I -- Annual Report of Trust for Investment Grade
  Pennsylvania Municipals...................................  I-1
Appendix J -- Semi-Annual Report of Trust for Investment
  Grade Pennsylvania Municipals.............................  J-1
Appendix K -- Proxy Voting Policy and Procedures............  K-1
Appendix L -- Pro Forma Financial Statements................  L-1

                             TRUSTEES AND OFFICERS

GENERAL

     The business and affairs of each Fund are managed under the direction of each Fund's Board of Trustees and each Fund's officers appointed by the Board of Trustees. The Acquiring Fund and the Target Funds share the same Board of Trustees and executive officers. The tables below list the trustees and executive officers of the Funds and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Administrator"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES


                                                                                            NUMBER OF
                                                 TERM OF                                     FUNDS IN
                                               OFFICE AND                                      FUND
                                 POSITION(S)    LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH       TIME       PRINCIPAL OCCUPATION(S)         OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS        SERVED      DURING PAST 5 YEARS            BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (60)               Trustee      Trustee since  Chairman and Chief Executive       79       Trustee/Director/
Blistex Inc.                                  1991 for       Officer of Blistex Inc., a                  Managing General
1800 Swift Drive                              Pennsylvania   consumer health care products               Partner of funds in
Oak Brook, IL 60523                           Quality        manufacturer. Director of the               the Fund Complex.
                                              Municipal      Heartland Alliance, a
                                              Trust; 1992    nonprofit organization
                                              for Advantage  serving human needs based in
                                              Pennsylvania   Chicago. Director of St.
                                              Municipal      Vincent de Paul Center, a
                                              Income Trust   Chicago based day care
                                              and Trust for  facility serving the children
                                              Investment     of low income families. Board
                                              Grade          member of the Illinois
                                              Pennsylvania   Manufacturers' Association.
                                              Municipals;
                                              and 1993 for
                                              the Acquiring
                                              Fund

Jerry D. Choate (66)             Trustee      Trustee of     Prior to January 1999,             77       Trustee/Director/
33971 Selva Road                              the Funds      Chairman and Chief Executive                Managing General
Suite 130                                     since 2003     Officer of the Allstate                     Partner of funds in
Dana Point, CA 92629                                         Corporation ("Allstate") and                the Fund Complex.
                                                             Allstate Insurance Company.                 Director of Amgen
                                                             Prior to January 1995,                      Inc., a
                                                             President and Chief Executive               biotechnological
                                                             Officer of Allstate. Prior to               company, and Director
                                                             August 1994, various                        of Valero Energy
                                                             management positions at                     Corporation, an
                                                             Allstate.                                   independent refining
                                                                                                         company.

                                                                                            NUMBER OF
                                                 TERM OF                                     FUNDS IN
                                               OFFICE AND                                      FUND
                                 POSITION(S)    LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH       TIME       PRINCIPAL OCCUPATION(S)         OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS        SERVED      DURING PAST 5 YEARS            BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer+ (64)               Trustee      Trustee since  President of CAC, L.L.C., a        79       Trustee/Director/
CAC, L.L.C.                                   1991 for       private company offering                    Managing General
4350 LaJolla Village Drive                    Pennsylvania   capital investment and                      Partner of funds in
Suite 980                                     Quality        management advisory services.               the Fund Complex.
San Diego, CA 92122-6223                      Municipal      Prior to February 2001, Vice                Director of
                                              Trust; 1992    Chairman and Director of                    Stericycle, Inc.,
                                              for Advantage  Anixter International, Inc.,                Ventana Medical
                                              Pennsylvania   a global distributor of wire,               Systems, Inc., and
                                              Municipal      cable and communications                    GATX Corporation, and
                                              Income Trust   connectivity products. Prior                Trustee of The
                                              and Trust for  to July 2000, Managing                      Scripps Research
                                              Investment     Partner of Equity Group                     Institute. Prior to
                                              Grade          Corporate Investment (EGI), a               January 2005, Trustee
                                              Pennsylvania   company that makes private                  of the University of
                                              Municipals;    investments in other                        Chicago Hospitals and
                                              and 1993 for   companies.                                  Health Systems. Prior
                                              the Acquiring                                              to April 2004,
                                              Fund                                                       Director of
                                                                                                         TheraSense, Inc.
                                                                                                         Prior to January
                                                                                                         2004, Director of
                                                                                                         TeleTech Holdings
                                                                                                         Inc. and Arris Group,
                                                                                                         Inc. Prior to May
                                                                                                         2002, Director of
                                                                                                         Peregrine Systems
                                                                                                         Inc. Prior to
                                                                                                         February 2001,
                                                                                                         Director of IMC
                                                                                                         Global Inc. Prior to
                                                                                                         July 2000, Director
                                                                                                         of Allied Riser
                                                                                                         Communications Corp.,
                                                                                                         Matria Healthcare
                                                                                                         Inc., Transmedia
                                                                                                         Networks, Inc., CNA
                                                                                                         Surety, Corp. and
                                                                                                         Grupo Azcarero Mexico
                                                                                                         (GAM).

Linda Hutton Heagy (57)          Trustee      Trustee of     Managing Partner of Heidrick       77       Trustee/Director/
Heidrick & Struggles                          the Funds      & Struggles, an executive                   Managing General
233 South Wacker Drive                        since 2003     search firm. Trustee on the                 Partner of funds in
Suite 7000                                                   University of Chicago                       the Fund Complex.
Chicago, IL 60606                                            Hospitals Board, Vice Chair
                                                             of the Board of the YMCA of
                                                             Metropolitan Chicago and a
                                                             member of the Women's Board
                                                             of the University of Chicago.
                                                             Prior to 1997, Partner of Ray
                                                             & Berndtson, Inc., an
                                                             executive recruiting firm.
                                                             Prior to 1996, Trustee of The
                                                             International House Board, a
                                                             fellowship and housing
                                                             organization for
                                                             international graduate
                                                             students. Prior to 1995,
                                                             Executive Vice President of
                                                             ABN AMRO, N.A., a bank
                                                             holding company. Prior to
                                                             1990, Executive Vice
                                                             President of The Exchange
                                                             National Bank.

                                                                                            NUMBER OF
                                                 TERM OF                                     FUNDS IN
                                               OFFICE AND                                      FUND
                                 POSITION(S)    LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH       TIME       PRINCIPAL OCCUPATION(S)         OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS        SERVED      DURING PAST 5 YEARS            BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (53)            Trustee      Trustee of     Director and President of the      77       Trustee/Director/
1744 R Street, NW                             the Funds      German Marshall Fund of the                 Managing General
Washington, DC 20009                          since 2003     United States, an independent               Partner of funds in
                                                             U.S. foundation created to                  the Fund Complex.
                                                             deepen understanding, promote
                                                             collaboration and stimulate
                                                             exchanges of practical
                                                             experience between Americans
                                                             and Europeans. Formerly,
                                                             advisor to the Dennis Trading
                                                             Group Inc., a managed futures
                                                             and option company that
                                                             invests money for individuals
                                                             and institutions. Prior to
                                                             1992, President and Chief
                                                             Executive Officer, Director
                                                             and member of the Investment
                                                             Committee of the Joyce
                                                             Foundation, a private
                                                             foundation.

Howard J Kerr (69)               Trustee      Trustee since  Prior to 1998, President and       79       Trustee/Director/
736 North Western Avenue                      1992 Target    Chief Executive Officer of                  Managing General
P.O. Box 317                                  Funds; 1993    Pocklington Corporation,                    Partner of funds in
Lake Forest, IL 60045                         Acquiring      Inc., an investment holding                 the Fund Complex.
                                              Fund           company. Director of the                    Director of the Lake
                                                             Marrow Foundation.                          Forest Bank & Trust.

Jack E. Nelson (69)              Trustee      Trustee of     President of Nelson                77       Trustee/Director/
423 Country Club Drive                        the Funds      Investment Planning Services,               Managing General
Winter Park, FL 32789                         since 2003     Inc., a financial planning                  Partner of funds in
                                                             company and registered                      the Fund Complex.
                                                             investment adviser in the
                                                             State of Florida. President
                                                             of Nelson Ivest Brokerage
                                                             Services Inc., a member of
                                                             the NASD, Securities
                                                             Investors Protection Corp.
                                                             and the Municipal Securities
                                                             Rulemaking Board. President
                                                             of Nelson Sales and Services
                                                             Corporation, a marketing and
                                                             services company to support
                                                             affiliated companies.

Hugo F. Sonnenschein+ (64)       Trustee      Trustee of     President Emeritus and             79       Trustee/Director/
1126 E. 59th Street                           the Funds      Honorary Trustee of the                     Managing General
Chicago, IL 60637                             since 1994     University of Chicago and the               Partner of funds in
                                                             Adam Smith Distinguished                    the Fund Complex.
                                                             Service Professor in the                    Director of Winston
                                                             Department of Economics at                  Laboratories, Inc.
                                                             the University of Chicago.
                                                             Prior to July 2000, President
                                                             of the University of Chicago.
                                                             Trustee of the University of
                                                             Rochester and a member of its
                                                             investment committee. Member
                                                             of the National Academy of
                                                             Sciences, the American
                                                             Philosophical Society and a
                                                             fellow of the American
                                                             Academy of Arts and Sciences.

                                                                                            NUMBER OF
                                                 TERM OF                                     FUNDS IN
                                               OFFICE AND                                      FUND
                                 POSITION(S)    LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH       TIME       PRINCIPAL OCCUPATION(S)         OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS        SERVED      DURING PAST 5 YEARS            BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (63)   Trustee      Trustee of     Chief Communications Officer       77       Trustee/Director/
815 Cumberstone Road                          the Funds      of the National Academy of                  Managing General
Harwood, MD 20776                             since 2003     Sciences/National Research                  Partner of funds in
                                                             Council, an independent,                    the Fund Complex.
                                                             federally chartered policy                  Director of Fluor
                                                             institution, from 2001 to                   Corp., an
                                                             November 2003 and Chief                     engineering,
                                                             Operating Officer from 1993                 procurement and
                                                             to 2001. Director of the                    construction
                                                             Institute for Defense                       organization, since
                                                             Analyses, a federally funded                January 2004 and
                                                             research and development                    Director of Neurogen
                                                             center, Director of the                     Corporation, a
                                                             German Marshall Fund of the                 pharmaceutical
                                                             United States, Director of                  company, since
                                                             the Rocky Mountain Institute                January 1998.
                                                             and Trustee of Colorado
                                                             College. Prior to 1993,
                                                             Executive Director of the
                                                             Commission on Behavioral and
                                                             Social Sciences and Education
                                                             at the National Academy of
                                                             Sciences/National Research
                                                             Council. From 1980 through
                                                             1989, Partner of Coopers &
                                                             Lybrand.

                              INTERESTED TRUSTEES*


                                                                                          NUMBER OF
                                             TERM OF                                       FUNDS IN
                                            OFFICE AND                                       FUND
                              POSITION(S)   LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS          HELD WITH       TIME      PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUNDS        SERVED     DURING PAST 5 YEARS              BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee and  Trustee of    President of funds in the Fund       77       Trustee/Director/
1221 Avenue of the Americas   President    the Funds     Complex. Chairman, President,                 Managing General
New York, NY 10020                         since 2003;   Chief Executive Officer and                   Partner of funds in
                                           President of  Director of the Adviser and Van               the Fund Complex.
                                           the Funds     Kampen Advisors Inc. since
                                           since 2002    December 2002. Chairman,
                                                         President and Chief Executive
                                                         Officer of Van Kampen
                                                         Investments since December
                                                         2002. Director of Van Kampen
                                                         Investments since December
                                                         1999. Chairman and Director of
                                                         Van Kampen Funds Inc. since
                                                         December 2002. President,
                                                         Director and Chief Operating
                                                         Officer of Morgan Stanley
                                                         Investment Management since
                                                         December 1998. President and
                                                         Director since April 1997 and
                                                         Chief Executive Officer since
                                                         June 1998 of Morgan Stanley
                                                         Investment Advisors Inc. and
                                                         Morgan Stanley Services Company
                                                         Inc. Chairman, Chief Executive
                                                         Officer and Director of Morgan
                                                         Stanley Distributors Inc. since
                                                         June 1998. Chairman since June
                                                         1998, and Director since
                                                         January 1998 of Morgan Stanley
                                                         Trust. Director of various
                                                         Morgan Stanley subsidiaries.
                                                         President of the Morgan Stanley
                                                         Funds since May 1999.
                                                         Previously Chief Executive
                                                         Officer of Van Kampen Funds
                                                         Inc. from December 2002 to July
                                                         2003, Chief Strategic Officer
                                                         of Morgan Stanley Investment
                                                         Advisors Inc. and Morgan
                                                         Stanley Services Company Inc.
                                                         and Executive Vice President of
                                                         Morgan Stanley Distributors
                                                         Inc. from April 1997 to June
                                                         1998. Chief Executive Officer
                                                         from September 2002 to April
                                                         2003 and Vice President from
                                                         May 1997 to April 1999 of the
                                                         Morgan Stanley Funds.

                                                                                          NUMBER OF
                                             TERM OF                                       FUNDS IN
                                            OFFICE AND                                       FUND
                              POSITION(S)   LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS          HELD WITH       TIME      PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUNDS        SERVED     DURING PAST 5 YEARS              BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (59)  Trustee      Trustee of    Advisory Director of Morgan          79       Trustee/Director/
1221 Avenue of the Americas                the Funds     Stanley. Prior to December                    Managing General
New York, NY 10020                         since 1999    2002, Chairman, Director,                     Partner of funds in
                                                         President, Chief Executive                    the Fund Complex.
                                                         Officer and Managing Director
                                                         of Van Kampen Investments and
                                                         its investment advisory,
                                                         distribution and other
                                                         subsidiaries. Prior to December
                                                         2002, President and Chief
                                                         Executive Officer of funds in
                                                         the Fund Complex. Prior to May
                                                         1998, Executive Vice President
                                                         and Director of Marketing at
                                                         Morgan Stanley and Director of
                                                         Dean Witter, Discover & Co. and
                                                         Dean Witter Realty. Prior to
                                                         1996, Director of Dean Witter
                                                         Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee       Partner in the law firm of           79       Trustee/Director/
333 West Wacker Drive                      since 1991    Skadden, Arps, Slate, Meagher &               Managing General
Chicago, IL 60606                          for           Flom LLP, legal counsel to                    Partner of funds in
                                           Pennsylvania  funds in the Fund Complex.                    the Fund Complex.
                                           Quality                                                     Director of the
                                           Municipal                                                   Abraham Lincoln
                                           Trust; 1992                                                 Presidential Library
                                           for                                                         Foundation.
                                           Advantage
                                           Pennsylvania
                                           Municipal
                                           Income Trust
                                           and Trust
                                           for
                                           Investment
                                           Grade
                                           Pennsylvania
                                           Municipals;
                                           and 1993 for
                                           the
                                           Acquiring
                                           Fund


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

+ Designated as Preferred Shares Trustee.

                                    OFFICERS

                                                      TERM OF
                                                     OFFICE AND
                                   POSITION(S)       LENGTH OF
NAME, AGE AND                       HELD WITH           TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUNDS            SERVED     DURING PAST 5 YEARS

Ronald E. Robison (66)          Executive Vice      Officer of    Executive Vice President and Principal Executive Officer
1221 Avenue of the Americas     President and       the Funds     of Funds in the Fund Complex since May 2003. Chief
New York, NY 10020              Principal           since 2003    Executive Officer and Chairman of Investor Services.
                                Executive                         Managing Director of Morgan Stanley. Chief Administrative
                                Officer                           Officer, Managing Director and Director of Morgan Stanley
                                                                  Investment Advisors Inc., Morgan Stanley Services Company
                                                                  Inc. and Managing Director and Director of Morgan Stanley
                                                                  Distributors Inc. Chief Executive Officer and Director of
                                                                  Morgan Stanley Trust. Executive Vice President and
                                                                  Principal Executive Officer of the Institutional and
                                                                  Retail Morgan Stanley Funds; Director of Morgan Stanley
                                                                  SICAV; previously Chief Global Operations Officer and
                                                                  Managing Director of Morgan Stanley Investment Management
                                                                  Inc.

Joseph J. McAlinden (62)        Executive Vice      Officer of    Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       the Funds     Stanley Investment Advisors Inc., Morgan Stanley
New York, NY 10020              Chief Investment    since 2002    Investment Management Inc. and Morgan Stanley Investments
                                Officer                           LP and Director of Morgan Stanley Trust for over 5 years.
                                                                  Executive Vice President and Chief Investment Officer of
                                                                  funds in the Fund Complex. Managing Director and Chief
                                                                  Investment Officer of Van Kampen Investments, the Adviser
                                                                  and Van Kampen Advisors Inc. since December 2002.

Amy R. Doberman (43)            Vice President      Officer of    Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         the Funds     Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                  since 2004    Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                  and the Adviser. Vice President of the Morgan Stanley
                                                                  Institutional and Retail Funds since July 2004 and Vice
                                                                  President of funds in the Fund Complex as of August 2004.
                                                                  Previously, Managing Director and General Counsel of
                                                                  Americas, UBS Global Asset Management from July 2000 to
                                                                  July 2004 and General Counsel of Aeltus Investment
                                                                  Management, Inc from January 1997 to July 2000.

Stefanie V. Chang Yu (38)       Vice President      Officer of    Executive Director of Morgan Stanley Investment
1221 Avenue of the Americas     and Secretary       the Funds     Management. Vice President and Secretary of funds in the
New York, NY 10020                                  since 2003    Fund Complex.

John L. Sullivan (49)           Chief Compliance    Officer       Chief Compliance Officer of funds in the Fund Complex
1 Parkview Plaza                Officer             since 1991    since August 2004. Prior to August 2004, Director and
Oakbrook Terrace, IL 60181                          for           Managing Director of Van Kampen Investments, the Adviser,
                                                    Pennsylvania  Van Kampen Advisors Inc. and certain other subsidiaries of
                                                    Quality       Van Kampen Investments, Vice President, Chief Financial
                                                    Municipal     Officer and Treasurer of funds in the Fund Complex and
                                                    Trust; 1992   head of Fund Accounting for Morgan Stanley Investment
                                                    for           Management. Prior to December 2002, Executive Director of
                                                    Advantage     Van Kampen Investments, the Adviser and Van Kampen
                                                    Pennsylvania  Advisors Inc.
                                                    Municipal
                                                    Income Trust
                                                    and Trust
                                                    for
                                                    Investment
                                                    Grade
                                                    Pennsylvania
                                                    Municipals;
                                                    and 1993 for
                                                    the
                                                    Acquiring
                                                    Fund

                                                      TERM OF
                                                     OFFICE AND
                                   POSITION(S)       LENGTH OF
NAME, AGE AND                       HELD WITH           TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUNDS            SERVED     DURING PAST 5 YEARS

James W. Garrett (36)           Chief Financial     Officer of    Executive Director of Morgan Stanley Investment
1221 Avenue of the Americas     Officer and         the Funds     Management. Chief Financial Officer and Treasurer of
New York, NY 10020              Treasurer           since 2005    Morgan Stanley Institutional Funds since 2002 and of funds in the Fund Complex since January 2005.


COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Administrator (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Funds and earn a rate of return determined by reference to the return on the common shares of the Funds or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Funds. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the Funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Funds prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Funds. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Funds.

     Additional information regarding compensation and benefits for trustees of each Fund is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                                                 Fund Complex
                                                                                -----------------------------------------------
                                   Aggregate Compensation from:                  Aggregate        Aggregate
                      -------------------------------------------------------   Pension or        Estimated           Total
                       Advantage                      Trust for                 Retirement     Maximum Annual     Compensation
                      Pennsylvania   Pennsylvania    Investment                  Benefits     Benefits from the      before
                       Municipal       Quality          Grade                   Accrued as      Fund Complex      Deferral from
                         Income       Municipal     Pennsylvania    Acquiring     Part of           Upon              Fund
       Name(1)          Trust(2)       Trust(3)     Municipals(4)    Fund(5)    Expenses(6)     Retirement(7)      Complex(8)
       -------        ------------   ------------   -------------   ---------   -----------   -----------------   -------------
INDEPENDENT TRUSTEES
David C. Arch            $1,921         $2,466         $2,437        $1,943      $ 35,277         $147,500          $192,530
Jerry D. Choate           2,444          3,237          3,192         2,472        82,527          126,000           200,002
Rod Dammeyer              1,927          2,472          2,443         1,949        63,782          147,500           208,000
Linda Hutton Heagy        2,243          3,036          2,991         2,271        24,465          142,500           184,784
R. Craig Kennedy          2,444          3,237          3,192         2,472        16,911          142,500           200,002
Howard J Kerr             2,127          2,672          2,643         2,149       140,743          146,250           208,000
Jack E. Nelson            2,444          3,237          3,192         2,472        97,294          109,500           200,002
Hugo F. Sonnenschein      2,127          2,672          2,643         2,149        64,476          147,500           208,000
Suzanne H. Woolsey        2,444          3,237          3,192         2,472        58,450          142,500           200,002

INTERESTED TRUSTEE
Wayne W. Whalen(1)        2,127          2,672          2,643         2,149        72,001          147,500           208,000

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of each Fund and certain other funds in the Fund Complex. Theodore A. Myers retired as a member of the Board of Trustees of each Fund and other funds in the Fund Complex on December 31, 2003. J. Miles Branagan retired as a member of the Board of Trustees of each Fund and other funds in the Fund Complex on December 31, 2004.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to Advantage Pennsylvania Municipal Income Trust's fiscal year ended October 31, 2004. The following trustees deferred compensation from Advantage Pennsylvania Municipal Income Trust during the fiscal year ended October 31, 2004: Mr. Choate, $2,444; Mr. Dammeyer, $1,927; Ms. Heagy, $2,243; Mr. Nelson, $2,444; Mr. Sonnenschein, $2,127; and
    Mr. Whalen, $2,127. The cumulative deferred compensation (including interest) accrued with respect to each trustee from Advantage Pennsylvania Municipal Income Trust as of October 31, 2004 is as follows: Mr. Choate, $3,247; Mr. Dammeyer, $40,187; Ms. Heagy, $3,089; Mr. Kerr, $27,798; Mr.
    Nelson, $3,219; Mr. Sonnenschein, $35,224; and Mr. Whalen, $34,364. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the aggregate compensation before deferral with respect to Pennsylvania Quality Municipal Trust's fiscal year ended October 31, 2004. The following trustees deferred compensation from Pennsylvania Quality Municipal Trust during the fiscal year ended October 31, 2004: Mr. Choate, $3,237; Mr. Dammeyer, $2,472; Ms. Heagy, $3,036; Mr.
    Nelson, $3,237; Mr. Sonnenschein, $2,672; and Mr. Whalen, $2,672. The cumulative deferred compensation (including interest) accrued with respect to each trustee from

    Pennsylvania Quality Municipal Trust as of October 31, 2004 is as follows:
    Mr. Choate, $4,284; Mr. Dammeyer, $44,973; Ms. Heagy, $4,139; Mr. Kerr, $28,208; Mr. Nelson, $4,246; Mr. Sonnenschein, $39,350; and Mr. Whalen, $38,851. The deferred compensation plan is described above the Compensation Table.

(4) The amounts shown in this column represent the aggregate compensation before deferral with respect to Trust for Investment Grade Pennsylvania Municipals' fiscal year ended October 31, 2004. The following trustees deferred compensation from Trust for Investment Grade Pennsylvania Municipals during the fiscal year ended October 31, 2004: Mr. Choate, $3,192; Mr. Dammeyer, $2,443; Ms. Heagy, $2,991; Mr. Nelson, $3,192; Mr. Sonnenschein, $2,643; and
    Mr. Whalen, $2,643. The cumulative deferred compensation (including interest) accrued with respect to each trustee from Trust for Investment Grade Pennsylvania Municipals as of October 31, 2004 is as follows: Mr. Choate, $4,225; Mr. Dammeyer, $44,834; Ms. Heagy, $4,080; Mr. Kerr, $28,187;
    Mr. Nelson, $4,188; Mr. Sonnenschein, $39,219; and Mr. Whalen, $38,710. The deferred compensation plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Acquiring Fund's fiscal year ended October 31, 2004. The following trustees deferred compensation from the Acquiring Fund during the fiscal year ended October 31, 2004: Mr. Choate, $2,472; Mr. Dammeyer, $1,949; Ms. Heagy, $2,271; Mr. Nelson, $2,472; Mr. Sonnenschein, $2,149; and Mr. Whalen, $2,149. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Acquiring Fund as of October 31, 2004 is as follows: Mr. Choate, $3,285; Mr. Dammeyer, $40,254; Ms. Heagy, $3,128; Mr. Kerr, $27,797; Mr. Nelson, $3,257; Mr.
    Sonnenschein, $35,303; and Mr. Whalen, $34,424. The deferred compensation plan is described above the Compensation Table.

(6) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2004. The retirement plan is described above the Compensation Table.

(7) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the Compensation Table.

(8) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2004 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES

     The Board of Trustees of each Fund has the same three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees," which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Funds as defined by the 1940 Act and (2) are "independent" of the Funds as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     Each Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. Each audit committee makes recommendations to its Board of Trustees concerning the selection of its Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of its Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding its Fund's financial statements, books of account or internal controls. Each Board of Trustees has adopted a formal written charter for its audit committee which sets forth the audit committee's responsibilities. Each audit committee has reviewed and discussed the financial statements of its Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. Each audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, each audit committee recommended to its Board of Trustees that its Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     Each Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. Each brokerage and services committee reviews its Fund's allocation of brokerage transactions and soft-dollar practices.


     Each Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. Each governance committee identifies individuals qualified to serve as Independent Trustees on its Board and on committees of the Board, advises its Board with respect to Board composition, procedures and committees, develops and recommends to its Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to its Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of each Fund select and nominate any other nominee Independent Trustees for each Fund. While the Independent Trustees of each Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Board of Trustees as they deem appropriate, they will consider nominations from shareholders to each Board. Nominations from shareholders should be in writing and sent to the Independent Trustees of the Funds at the Funds' offices at 1221 Avenue of the Americas, New York, New York 10020 or directly to the Independent Trustees at the address specified above for each trustee.


     During each Fund's last fiscal year, each Board of Trustees held 16 meetings. During each Fund's last fiscal year, the audit committee of each Board held five meetings, the brokerage and services committee of each Board held four meetings and the governance committee of each Board held five meetings.

SHARE OWNERSHIP

     Excluding any deferred compensation balances as described in the Compensation Table, as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of Advantage Pennsylvania Municipal Income Trust, Pennsylvania Quality Municipal Trust, Trust for Investment Grade Pennsylvania Municipals and the Acquiring Fund beneficially owned equity securities of each such Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2004 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES


                                                                              TRUSTEE
                                     -----------------------------------------------------------------------------------------
                                       ARCH    CHOATE   DAMMEYER   HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
                                     --------  -------  --------  --------  --------  -------  -------  ------------  --------
Dollar range of equity securities
 in Advantage Pennsylvania
 Municipal Income Trust............    None     None      None      None      None     None     None        None        None
Dollar range of equity securities
 in Pennsylvania Quality Municipal
 Trust.............................    None     None      None      None      None     None     None        None        None
Dollar range of equity securities
 in Trust for Investment Grade
 Pennsylvania Municipals...........    None     None      None      None      None     None     None        None        None
Dollar range of equity securities
 in the Acquiring Fund.............    None     None      None      None      None     None     None        None        None
Aggregate dollar range of equity
 securities in all registered
 investment companies overseen by
 trustee in the Fund Complex.......  $50,001-    $1-      over    $50,001-    over      $1-      $1-      $10,001-    $10,001-
                                     $100,000  $10,000  $100,000  $100,000  $100,000  $10,000  $10,000    $50,000     $50,000


INTERESTED TRUSTEES


                                                                        TRUSTEE
                                                              ----------------------------
                                                               MERIN     POWERS    WHALEN
                                                              --------  --------  --------
Dollar range of equity securities in Advantage Pennsylvania
 Municipal Income Trust.....................................    None      None      None
Dollar range of equity securities in Pennsylvania Quality
 Municipal Trust............................................    None      None      None
Dollar range of equity securities in Trust for Investment
 Grade Pennsylvania Municipals..............................    None      None      None
Dollar range of equity securities in the Acquiring Fund.....    None      None      None
Aggregate dollar range of equity securities in all
 registered investment companies overseen by trustee in the
 Fund Complex...............................................    over      over      over
                                                              $100,000  $100,000  $100,000

     Including deferred compensation balances (which are amounts deferred and thus retained by the Funds as described in the Compensation Table), as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of the Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range of amounts specified below.

          2004 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES


                                                                            TRUSTEE
                                  --------------------------------------------------------------------------------------------
                                    ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                  --------  --------  --------  --------  --------  --------  --------  ------------  --------
Dollar range of equity
 securities and deferred
 compensation in Advantage
 Pennsylvania Municipal Income
 Trust..........................    None      None      None      None      None      None      None        None        None
Dollar range of equity
 securities and deferred
 compensation in Pennsylvania
 Quality Municipal Trust........    None      None      None      None      None      None      None        None        None
Dollar range of equity
 securities and deferred
 compensation in Trust for
 Investment Grade Pennsylvania
 Municipals.....................    None      None      None      None      None      None      None        None        None
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................    None      None      None      None      None      None      None        None        None
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in Fund Complex.....  $50,001-    over      over      over      over      over      over        over      $10,000-
                                  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,001


INTERESTED TRUSTEES


                                             TRUSTEE
                                  ------------------------------
                                   MERIN      POWERS     WHALEN
                                   -----      ------     ------
Dollar range of equity
 securities and deferred
 compensation in Advantage
 Pennsylvania Municipal Income
 Trust..........................    None       None       None
Dollar range of equity
 securities and deferred
 compensation in Pennsylvania
 Quality Municipal Trust........    None       None       None
Dollar range of equity
 securities and deferred
 compensation in Trust for
 Investment Grade Pennsylvania
 Municipals.....................    None       None       None
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................    None       None       None
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in the Fund
 Complex........................    over       over       over
                                  $100,000   $100,000   $100,000


                         INVESTMENT ADVISORY AGREEMENT

     Each Fund and the Adviser are parties to an investment advisory agreement (each an "Advisory Agreement"). Under each Advisory Agreement, a Fund retains the Adviser to manage the investment of such Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement such Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to such Fund, renders periodic reports to such Fund's

Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of such Fund if elected to such positions. A Fund, however, bears the costs of its day-to-day operations, including auction agent fees, fees for broker-dealers participating in auctions of such Fund's APS, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of such Fund (other than those who are affiliated persons of Van Kampen Investments, the Adviser or the Administrator) and all other ordinary business expenses not specifically assumed by the Adviser. Each Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under such Advisory Agreement.

     Each Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by a Fund's Board of Trustees or (ii) by a vote of a majority of a Fund's outstanding voting securities and (b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     In approving each Advisory Agreement, the Board of Trustees of each Fund, including the non-interested trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of a Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees of each Fund also reviewed the benefit to the Adviser of receiving research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with a Fund. The Board of Trustees of each Fund considered the extent to which any economies of scale experienced by the Adviser are shared with a Fund's shareholders, and the propriety of alternative breakpoints in a Fund's advisory fee schedule. The Board of Trustees of each Fund considered comparative advisory fees of a Fund and other investment companies at different asset levels. The Board of Trustees of each Fund reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees of each Fund discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees of each Fund reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees of each Fund, including the non-interested trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of each Advisory Agreement was in the best interests of the respective Fund and its shareholders.

ADVISORY FEES

                                                      FISCAL YEAR ENDED OCTOBER 31,
                                                   ------------------------------------
                                                      2004         2003         2002
                                                   ----------   ----------   ----------
The Adviser received the approximate advisory
  fees from each Fund as follows:
Advantage Pennsylvania Municipal Income Trust....  $  683,500   $  692,000   $  684,000
Pennsylvania Quality Municipal Trust.............   1,213,200    1,227,600    1,208,500
Trust for Investment Grade Pennsylvania
  Municipals.....................................   1,183,000    1,194,400    1,179,700
Acquiring Fund...................................     704,600      708,200      695,500

                                OTHER AGREEMENTS

ADMINISTRATIVE SERVICES AGREEMENT

     Each Fund was a party to an administrative services agreement. The administrative services provided by the Administrator to each Fund included record keeping and reporting responsibilities with respect to each Fund's portfolio and preferred shares and providing certain services to shareholders. Prior to May 14, 2002, each Fund paid the Administrator a monthly administrative services fee at the annual rate of 0.20% of the average net assets of each Fund. Prior to June 1, 2004, each Fund paid the Administrator a monthly administrative services fee at the annual rate of 0.05% of the average net assets of each Fund. Effective June 1, 2004, the administrative services fee was reduced from 0.05% to 0.00%. The administrative services agreement for each Fund was terminated effective May 26, 2005.

ADMINISTRATIVE SERVICES FEES

                                                         FISCAL YEAR ENDED OCTOBER 31,
                                                         -----------------------------
                                                          2004       2003       2002
                                                         -------   --------   --------
Van Kampen Funds Inc. received the approximate
  administrative services fees from each Fund as
  follows:
Advantage Pennsylvania Municipal Income Trust..........  $33,400   $ 57,700   $147,600
Pennsylvania Quality Municipal Trust...................   59,100    102,300    260,600
Trust for Investment Grade Pennsylvania Municipals.....   57,700     99,500    254,600
Acquiring Fund.........................................   34,300     59,000    150,129

ACCOUNTING SERVICES AGREEMENT

     Each Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to each Fund supplementary to those provided by the custodian. Such services are expected to enable each Fund to more closely monitor and maintain its accounts and records. Each Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

ACCOUNTING SERVICES FEES

                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                           ------------------------------
                                                             2004       2003       2002
                                                           --------   --------   --------
The Adviser received the approximate accounting services
  fees from each Fund as follows:
Advantage Pennsylvania Municipal Income Trust............  $13,500    $14,200    $15,400
Pennsylvania Quality Municipal Trust.....................   16,600     18,100     19,200
Trust for Investment Grade Pennsylvania Municipals.......   16,300     16,700     19,200
Acquiring Fund...........................................   13,500     14,400     15,400

LEGAL SERVICES AGREEMENT

     Each Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation, accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Of the total costs for legal services provided to the funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

LEGAL SERVICES FEES

                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                           ------------------------------
                                                             2004       2003       2002
                                                           --------   --------   --------
Van Kampen Investments received the approximate legal
  services fees from each Fund as follows:
Advantage Pennsylvania Municipal Income Trust............  $13,100    $13,100    $10,200
Pennsylvania Quality Municipal Trust.....................   13,200     14,800     10,700
Trust for Investment Grade Pennsylvania Municipals.......   14,600     14,800     10,700
Acquiring Fund...........................................   12,800     13,400      9,800

                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of October 31, 2004, Dennis Pietrzak managed 16 registered investment companies with a total of approximately $4.4 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.



     As of October 31, 2004, Robert W. Wimmel managed 36 registered investment companies with a total of approximately $11.0 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.



     As of October 31, 2004, John R. Reynoldson managed 33 registered investment companies with a total of approximately $7.8 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The portfolio managers of the Funds do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu;


     - Select Employees' Capital Accumulation Program (SECAP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and


     - Voluntary Equity Incentive Compensation Program (VEICP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary year-end compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


     As of each Fund's fiscal year end, none of the portfolio managers owned equity securities in any of the Funds.


                                 CODE OF ETHICS


     The Funds and the Adviser have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Funds. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Funds or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by each Fund's Board of Trustees.

     As most transactions made by a Fund are principal transactions at net prices, a Fund generally incurs little or no brokerage costs. The portfolio securities in which a Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. A Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to each Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and

(c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with a Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with a Fund and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of such Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which a Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of a Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. Each Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     No Fund paid commissions to affiliated brokers during the last three fiscal years. The Funds paid the following commissions to brokers during the fiscal years shown:

                                                           AFFILIATED BROKERS
                                           ALL BROKERS   MORGAN STANLEY DW INC.
                                           -----------   ----------------------
ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST
  Commissions Paid:
     Fiscal year ended October 31,
       2004..............................       0                  0
     Fiscal year ended October 31,
       2003..............................       0                  0
     Fiscal year ended October 31,
       2002..............................       0                  0




PENNSYLVANIA QUALITY MUNICIPAL TRUST
  Commissions Paid:
     Fiscal year ended October 31,
       2004..............................       0                  0
     Fiscal year ended October 31,
       2003..............................       0                  0
     Fiscal year ended October 31,
       2002..............................       0                  0
TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS
  Commissions Paid:
     Fiscal year ended October 31,
       2004..............................       0                  0
     Fiscal year ended October 31,
       2003..............................       0                  0
     Fiscal year ended October 31,
       2002..............................       0                  0
ACQUIRING FUND
  Commissions Paid:
     Fiscal year ended October 31,
       2004..............................       0                  0
     Fiscal year ended October 31,
       2003..............................       0                  0
     Fiscal year ended October 31,
       2002..............................       0                  0
FISCAL YEAR 2004 PERCENTAGES:
  Acquiring Fund
     Commissions with affiliate to total
       commissions.......................       0%
     Value of brokerage transactions with
       affiliate to total transactions...       0%
  Advantage Pennsylvania Municipal Income
     Trust
     Commissions with affiliate to total
       commissions.......................       0%
     Value of brokerage transactions with
       affiliate to total transactions...       0%
  Pennsylvania Quality Municipal Trust
     Commissions with affiliate to total
       commissions.......................       0%
     Value of brokerage transactions with
       affiliate to total transactions...       0%
  Trust for Investment Grade Pennsylvania
     Municipals
     Commissions with affiliate to total
       commissions.......................       0%
     Value of brokerage transactions with
       affiliate to total transactions...       0%


     During the fiscal year ended October 31, 2004, none of the Funds paid brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Funds.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD


     The Funds' Proxy Voting Policy and Procedures are included as Appendix K to this Statement of Additional Information. A copy of each Fund's most recent proxy voting record filed with the SEC is available (i) without charge on our web site at www.vankampen.com and (ii) on the SEC's web site at www.sec.gov.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     An independent registered public accounting firm for the Funds performs an annual audit of each Fund's financial statements. Each Fund's Board of Trustees has engaged Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606, to be each Fund's independent registered public accounting firm.


                              FINANCIAL STATEMENTS

     Incorporated herein by reference and included in their respective entireties are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2004, as included in Appendix C hereto, (ii) the unaudited financial statements of the Acquiring Fund for the six-month period ended April 30, 2005, as included as Appendix D hereto, (iii) the audited financial statements of Advantage Pennsylvania Municipal Income Trust, dated October 31, 2004, as included as Appendix E hereto; (iv) the unaudited financial statements of Advantage Pennsylvania Municipal Income Trust for the six-month period ended April 30, 2005, as included as Appendix F hereto; (v) the audited financial statements of Pennsylvania Quality Municipal Trust, dated October 31, 2004, as included as Appendix G hereto; (vi) the unaudited financial statements of Pennsylvania Quality Municipal Trust for the six-month period ended April 30, 2005, as included as Appendix H hereto; (vii) the audited financial statements of Trust for Investment Grade Pennsylvania Municipals, dated October 31, 2004, as included as Appendix I hereto; and the unaudited financial statements of Trust for Investment Grade Pennsylvania Municipals for the six-month period ended April 30, 2005, as included as Appendix J hereto.

                         PRO FORMA FINANCIAL STATEMENTS


     Set forth in Appendix L hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganizations which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at January 31, 2005,
(ii) Pro Forma Condensed Statement of Operations for the one year period ended January 31, 2005 and (iii) Pro Forma Portfolio of Investments at January 31, 2005.

                                   APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Van Kampen XXXXXX, a registered closed-end investment company, File No. 811-XXXX (the "Target Fund") and Van Kampen XXXXXX (the "Acquiring Fund"), a registered closed-end investment company, File No. 811-XXXX, each hereby agree as follows:

1.       Representations and Warranties of the Acquiring Fund.

         The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

         (a) The Acquiring Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a [non-]diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Section 851 of the Internal Revenue Code (the "Code") at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby (the "Reorganization") and thereafter.


         (c) The Target Fund has been furnished with the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.


         (d) An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) of this Agreement), will be furnished to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares and Acquiring Fund APS to be issued pursuant to Section 3(a) of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (e) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (g) The Acquiring Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

         (i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.

         (j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

         (k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 8(a) and Section 9(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

         (l)      The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Acquiring Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Auction Preferred Shares ("Acquiring Fund APS"). Each outstanding Acquiring Fund Common Share and each Acquiring Fund APS of the Acquiring Fund is fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable, and has full voting rights.

         (m) The Acquiring Fund Common Shares and the Acquiring Fund APS to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

         (n) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (o) At or prior to the Closing Date, the Acquiring Fund APS to be transferred to the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of APS of the Target Fund presently are qualified, and there are a sufficient number of Acquiring Fund APS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares and the Acquiring Fund APS to the Target Fund.


         (q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (r) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

2.       Representations and Warranties of the Target Fund.

         The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

         (a) The Target Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of the jurisdiction of its organization, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Target Fund is duly registered under the 1940 Act as a [non-]diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund has elected and qualified for the special tax treatment afforded RICs under
                  Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

         (c) As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time.

         (d) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.


         (e) The Acquiring Fund has been furnished with the Target Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.


         (f) An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common Shares and Acquiring Fund APS to be issued to the Target Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (h) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

         (i) The Target Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (j) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

         (k) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (l) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

         (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

         (n) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
                  (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

         (o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Target Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Target Fund Preferred Shares (the "Target Fund Preferred Shares"). Each outstanding Target Fund Common Share and each of the outstanding Target Fund Preferred Shares is fully paid and, except as provided in Section 5.1 of the Target Fund's Declaration of Trust, nonassessable, and has full voting rights.

         (p) All of the issued and outstanding Target Fund Common Shares and Target Fund Preferred Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

         (q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

         (r) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares or Acquiring Fund APS to be received in the Reorganization, except in distribution to the shareholders of the Target Fund, as provided in Section 3 of this Agreement.

         (s) The Target Fund has elected to qualify and has qualified as a "RIC" under the Code as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

3.       The Reorganization.

         (a) Subject to receiving the requisite approvals of the shareholders of the Target Fund, and to the other terms and conditions contained herein, (i) the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Target Fund Common Shares and Target Fund Preferred Shares provided in
                  Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund APS received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund Preferred Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.

         (b) If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Target Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund, and
                  (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

         (c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective shareholders all of their respective net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for the Target Fund Preferred Shares prior to the Closing Date may be shorter than the dividend period for such Target Fund Preferred Shares determined as set forth in the applicable Certificate of Vote pertaining to such Target Fund Preferred Shares.

         (d) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

         (e) The Valuation Time shall be 4:00 p.m., Eastern time, on XXXX, 2005, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

         (f) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(j) of this Agreement.

         (g) The Target Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Pennsylvania law and will withdraw its authority to do business in any state where it is required to do so.


4. Issuance and Valuation of Acquiring Fund Common Shares and Acquiring Fund APS in the Reorganization.

Acquiring Fund Common Shares and Acquiring Fund APS of an aggregate net asset value or aggregate liquidation preference, as the case may be, equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund. The Acquiring Fund will issue to the Target Fund (i) a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth below, and (ii) a number of Acquiring Fund APS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Target Fund Preferred Shares, determined as set forth below.

The net asset value of each of the Funds and the liquidation preference and value of each of the Target Fund Preferred Shares and the Acquiring Fund APS shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined pursuant to the regular procedures of the investment adviser.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference and value per share of the Acquiring Fund APS shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value of each of a Target Fund Common Share and an Acquiring Fund Common Share, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of Target Fund Preferred Shares or Acquiring Fund APS, as the case may be, is divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

 The Acquiring Fund shall issue to the Target Fund separate certificates or share deposit receipts for the Acquiring Fund Common Shares and the Acquiring Fund APS, each registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares and the Acquiring Fund APS to the holders of Target Fund Common Shares and Target Fund Preferred Shares by redelivering the certificates or share deposit receipts evidencing ownership of
(i) the Acquiring Fund Common Shares to EquiServe Trust Company, N.A., as the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares and (ii) the Acquiring Fund APS to Deutsche Bank Trust Company Americas, as the transfer agent and registrar for the Acquiring Fund APS, for distribution to the holders of Target Fund Preferred Shares on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the Target Fund Preferred Shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares or Acquiring Fund APS, exchange Acquiring Fund Common Shares or Acquiring Fund APS credited to such shareholder's account for shares of other investment companies managed by the Adviser or any of its affiliates, or pledge or redeem such Acquiring Fund Common Shares or Acquiring Fund APS, in any case, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares, as the case may be, or post adequate bond therefor.

         No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund's transfer agent, EquiServe Trust Company, N.A., will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

5.      Payment of Expenses.

         (a) With respect to expenses incurred in connection with the Reorganization, the Target Fund and the Acquiring Fund will share, in proportion to their respective projected annual expense savings, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees; expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; costs of printing and distributing the Joint Proxy Statement/ Prospectus; legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.

         (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and the investment adviser shall pay all expenses incurred by each Fund in connection with the Reorganization.

6.      Covenants of the Funds.

         (a) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

         (b) The Target Fund agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Pennsylvania and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares or Acquiring Fund APS other than to its respective shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

         (c) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

         (d) The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

         (e) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

         (f) Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

                           The intention of the parties is that the transaction
                  contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden.

                           In connection with this covenant, the Funds agree to
                  cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable period first ending after the Closing Date and for all prior taxable periods.

                           After the Closing Date, the Target Fund shall
                  prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

         (g) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.



         (h) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a [non-] diversified, closed-end management investment company registered under the 1940 Act.


7.      Closing Date.

         (a) Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, and the Acquiring Fund Common Shares and Acquiring Fund APS to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

         (b) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

         (c) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares and Target Fund Preferred Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

8.    Conditions of the Target Fund.

         The obligations of the Target Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Target Fund and by the affirmative vote of the holders of a majority of each of the outstanding Target Fund Common Shares and Target Fund Preferred Shares, each voting separately as a class; and that the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, and a certificate setting forth the vote of holders of Acquiring Fund Common Shares approving the issuance of additional Acquiring Fund Common Shares, each certified by its Secretary.

         (b) That the Target Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund's investments, all as of the Valuation Time, certified on the Target Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

         (c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) The Target Fund shall have received the opinion(s) of Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

                  (i) the Acquiring Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Acquiring Fund is registered as a closed-end, management investment company under the 1940 Act;

                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund, and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

                  (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated hereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

                  (v) the Acquiring Fund Common Shares and Acquiring Fund APS have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable; and

                  (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of this Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;

         (f) The Target Fund shall have obtained an opinion from Skadden, Arps, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Internal Revenue Code.

         (g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

         (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.       Acquiring Fund Conditions.

         The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquiring Fund and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote; and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund's Board of Trustees, and a certificate setting forth the vote of the holders of Target Fund Common Shares and Target Fund Preferred Shares obtained, each certified by its Secretary.

         (b) That the Target Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund's President

                  (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

         (c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by such Fund's President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) That the Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

                  (i) the Target Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Target Fund is registered as a closed-end, management investment company under the 1940 Act;

                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund, and this Agreement has been duly executed and delivered by the Target Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Target Fund;

                  (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated hereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; and

                  (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Target Fund of the Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;


         (f) That the Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         (g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

         (h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

         (i) That prior to the Closing Date the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard, the last dividend period for the Target Fund Preferred Shares may be shorter than the dividend period for such APS determined as set forth in the applicable Certificate of Vote.

10.      Termination, Postponement and Waivers.

         (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the

                  Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in
                  Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement have not been fulfilled or waived by such Board.

         (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2005, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.

         (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

         (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

         (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

         (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares or Acquiring Fund APS to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.      Indemnification.

         (a) Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified

                  Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      Other Matters.

         (a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

         (b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

         (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in said state.

         (d) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund's Declaration of Trust. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Funds' Declaration of Trust.

         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                   APPENDIX B
                        CERTIFICATE OF VOTE OF TRUSTEES
                    ESTABLISHING A CLASS OF PREFERRED SHARES

                                           Federal Identification No. 36-7017427



                        THE COMMONWEALTH OF PENNSYLVANIA

             CERTIFICATE OF VOTE OF TRUSTEES ESTABLISHING A CLASS OF
                                PREFERRED SHARES

         I, Weston B. Wetherell, Assistant Secretary, of Van Kampen Merritt Pennsylvania Value Municipal Income Trust (the "Fund") located at One Parkview Plaza, Oakbrook Terrace, IL 60181, do hereby certify that at a meeting of the trustees of the Fund held on June 28, 1993, the following vote establishing and designating a class of preferred shares of beneficial interest and determining the relative rights and preferences thereof was duly adopted:

         First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time, is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of a series of 900 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $50,000 per share, designated, Auction Preferred Shares (the "APS").

         Second: The preferences, voting powers, qualifications, and special or relative rights or privileges of the preferred shares of beneficial interest are as follows:

                                   DESIGNATION

         APS: The 900 preferred shares of beneficial interest, $.01 par value, liquidation preference $50,000 per shares, is hereby designated "Auction Preferred Shares" (hereinafter, "APS"). Each share of APS shall be issued on July 21, 1993; have an Applicable Rate for its Initial Dividend Period (which period shall continue to and including Wednesday, July 28, 1993) equal to 2.15% per annum; have an initial Dividend Payment Date of Thursday, July 29, 1993; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         No holder of APS shall have, solely by reason of being such a holder of APS, any right to acquire, purchase or subscribe for any APS, common shares of beneficial interest, par value $.01 per share, of the Fund or other securities of the Fund which it may hereafter issue or sell (whether out of the number of shares authorized by the Declaration of Trust, or out of any shares acquired by the Fund after the issuance thereof, or otherwise).

                                     PART I

         1. Number of Shares; Ranking. (a) No fractional APS shall be issued.

                  (b) Any APS which at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares.

                  (c) The APS shall rank on a parity with shares of any other series of Preferred Shares (including any other series of APS) as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

         2. Dividends. (a) The Holder of any of the APS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum thereof, determined as set forth in paragraph (c) of this Section 2, and no more (except to the extent set forth in Section 12 of this Part I), payable on the respective dates (each a "Dividend Payment Date") determined as set forth in paragraph (b) of this Section 2. Dividends on the APS shall accumulate at the Applicable Rate per annum from the Date of Original Issue thereof.

                  (b) (i) Dividends shall be payable subject to subparagraph
(b)(ii) of this Section 2, on Thursday, July 29, 1993 and each Thursday thereafter, provided that if the Fund, subject to the conditions set forth in
Section 4 of this Part I, designates any Subsequent Dividend Period as a Special Dividend Period, dividends will be payable: (1) with respect to a Special Dividend Period of less than 35 days, the day after the last day thereof and (2) with respect to a Special Dividend Period of 35 days or more, the first Business Day of each calendar month thereafter provided that, in any calendar month in which an Auction Date is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date.

After any Special Dividend Period, dividends on the APS shall be payable, subject to subparagraph (b)(ii) of this Section 2, on each fourth succeeding Thursday, subject to the options of the Fund to further designate from time to time any Subsequent Dividend Period as a Special Dividend Period.

                           (ii) In the case of dividends that would otherwise be payable on a Monday, Tuesday, Wednesday, Thursday or Friday as determined by subparagraph (b)(i) of this Section 2, including clause
         (1), (2) or (3) of the proviso thereto, if (i) the Monday or Tuesday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls after such Monday or Tuesday, or (ii) the Wednesday, Thursday or Friday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls prior to such Wednesday, Thursday or Friday.

                           (iii) The Fund shall pay to the Auction Agent not later than 12:00 noon, New York City time, on the Business Day next preceding each Dividend Payment Date of the APS, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares on such Dividend Payment Date.

                           (iv) All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any late charges pursuant to subparagraph (c)(i) of this Section 2) shall be held in trust for the payment of such dividends (and any such late charge) by the Auction Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any late charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

                           (v) Each dividend on the APS shall be paid on the Dividend Payment Date therefor to the Holders as their names appear on the share books of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

                  (c) (i) The dividend rate on the APS during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Dividend Period therefor shall be equal to the rate per annum set forth with respect to such APS under "Designation," above. For each Subsequent Dividend Period of any of the APS outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction for such APS on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if an Auction for any Subsequent Dividend Period of the APS is not held for any reason or if a Failure to Deposit occurs with respect to the Initial Dividend Period or any Subsequent Dividend Period and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period thereof, then, subject to the next succeeding provision, the dividend rate on the APS for the Initial Dividend Period or any such Subsequent Dividend Period shall be the Maximum Rate (as defined herein) on the Auction Date for such Subsequent

Dividend Period; provided, further, however, that if any Failure to Deposit shall have occurred with respect to the APS during any Rate Period thereof, and prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding sentence or the Fund shall not have paid to the Auction Agent a late charge equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period on the APS, an amount computed by multiplying (x) 200% of the Reference Rate (or Treasury Rate, if applicable) for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding APS and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I, an amount computed by multiplying
(x) 200% of the Reference Rate (or Treasury Rate, if applicable) for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such failure is not cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the Outstanding APS to be redeemed, and such failure shall not have been cured as described herein, Auctions will be suspended until such failure is so cured and the dividend rate for the APS for each Subsequent Dividend Period thereof commencing after such failure to and including the Subsequent Dividend Period, if any, during which such Failure to Deposit is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-") (the rate per annum at which dividends are payable on the APS for any Rate Period being herein referred to as the "Applicable Rate"). A Failure to Deposit with respect to the APS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period if, not later than 12:00 noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on the APS and (B) without duplication, the Redemption Price for the APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I.

                           (ii) The amount of dividends per share payable on the APS on any date on which dividends shall be payable on shares shall be computed by multiplying the respective Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than one year and 360 for all other Dividend Periods, and applying the rate obtained against $50,000.

                  (d) Any dividend payment made on the APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such APS.

                  (e) Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the APS through the most recent Dividend Payment Date. When dividends are not paid in full upon the APS through their most recent respective Dividend Payment Dates or upon the shares for any other class or series of shares ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares ranking on a parity as to the payment of dividends with the APS shall be declared pro rata so that the amount of dividends declared per share on the APS and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other (for purposes of this sentence, the amount of dividends declared per share shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends were not paid in full). Holders of the APS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on the APS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the APS which may be in arrears, and, except to the extent set forth in subsection (c)(i) of this
Section 2, no additional sum of money shall be payable in respect of any such arrearage.

                  (f) Dividends on the APS shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Internal Revenue Code of 1986, as amended from time to time.

                  (g) The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the APS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

         3. Redemption. (a) (i) After the Initial Dividend Period with respect to the APS and upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem the APS, in whole or in part, on the second Business Day next preceding any Dividend Payment Date applicable to those APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no APS will be subject to optional redemption during any Non-Call Period; provided, that the APS may not be redeemed in part if after such partial redemption fewer than 250 shares remain outstanding.

                           (ii) If fewer than all of the outstanding APS are to be redeemed pursuant to subparagraph (a)(i) of this Section 3, the number of APS to be redeemed shall be determined by the Board of Trustees, and such APS shall be redeemed pro rata from the Holders in proportion to the number of such APS held by such Holders.

                           (iii) No APS shall be redeemed pursuant to subparagraphs (a)(i) or (a)(ii) of this Section 3 unless, on the date on which the Fund intends to give notice of such redemption pursuant to paragraph (b) of this Section 3, (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including the applicable premium, if any) due to Holders of the APS by reason of the redemption of such shares on such redemption date and (b) a Discounted Value of Moody's Eligible Assets (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating the APS) each at least equal the APS Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, and on the date of redemption.

                           (iv) Subject to Section 3(g), the Fund shall redeem at the Mandatory Redemption Price certain of the APS if the Fund fails to maintain a Discounted Value of Moody's Eligible Assets or S&P Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount or fails to maintain 1940 Act APS Asset Coverage in accordance with the requirements of the rating agency or agencies when rating the APS and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of APS to be redeemed shall be equal to the lesser of (i) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred Shares subject to redemption or retirement, would result in the satisfaction of the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of APS and other Preferred Shares the redemption of which would have such result, all the APS and preferred then outstanding shall be redeemed), and (ii) the maximum number of APS, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, pro rata among the APS and other Preferred Shares subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3. The Fund shall effect such redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS and other Preferred Shares which are subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3 or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those APS and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding APS are to be redeemed pursuant to this Section 3(a)(iv), the number of APS to be redeemed shall be redeemed pro rata from the Holders of such APS in proportion to the number of shares held by such Holders.

                  (b) The Fund is required to give 30 days Notice of Redemption. In the event the Fund obtains appropriate exemptive or no-action relief from the Securities and Exchange Commission, the number of days' notice required for a mandatory redemption may be reduced by the Board of Trustees of the Fund to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then-current ratings of the APS. The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of APS called for redemption not later than the close of business on the Business Day on which the Auction Agent determines the shares to be redeemed (as described above) (or, during the occurrence of a Failure to Deposit with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Auction Agent to each holder of record of the APS called for redemption, the Broker-Dealers and the Securities Depository. Every Notice of Redemption and other redemption notice with respect to APS will state: (1) the redemption date, (2) the number of APS to be redeemed, (3) the redemption price, (4) that dividends on the APS to be redeemed will cease to accumulate as of such redemption date and (5) the provision of the APS Provisions pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all of the APS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of APS to be redeemed from such Holder.

                  (c) Notwithstanding the provisions of paragraph (a) of this
Section 3, if any dividends on the APS are in arrears, none of the APS shall be redeemed unless all outstanding shares of the APS are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any such APS; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding APS.

                  (d) Upon the deposit of funds sufficient to redeem the APS with the Auction Agent and the giving of Notice of Redemption under Paragraph
(b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount, except as provided in Section 2(c)(i) and in Section 12. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Optional Redemption Price or Mandatory Redemption Price, as the case may be, shall be paid by the Auction Agent to the Holders of the APS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Optional Redemption Price of the APS called for redemption on such date and (ii) all other amounts to which Holders of the APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of the APS so called for redemption may look only to the Fund for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

                  (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem the APS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed the APS for which a Notice of Redemption has been given, dividends may be declared and paid on the APS and shall include those APS for which a Notice of Redemption has been given.

                  (f) All moneys paid to the Auction Agent for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, of the

APS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

                  (g) In effecting any redemption pursuant to this Section 3, the Fund shall use its best efforts to comply with all applicable procedural conditions precedent to effecting such redemption under the 1940 Act and Pennsylvania law, but shall effect no redemption except to the extent permitted by the 1940 Act and Pennsylvania law.

                  (h) In the case of any redemption pursuant to this Section 3, only whole APS shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

         4. Designation of Special Dividend Periods. (a) The Fund, at its option, may designate any succeeding Subsequent Dividend Period of the APS as a Special Rate Period; provided, however, that such designation shall be effective only if (A) notice thereof shall have been given in accordance with paragraph
(b) and clause (i) of paragraph (c) of this Section 4, (B) any Failure to Deposit that shall have occurred with respect to the APS during any Dividend Period shall have been cured in accordance with the provisions of the third sentence of paragraph (c)(i) of Section 2 of this Part I, (C) Sufficient Clearing Bids (as defined in Section 1 of Part II hereof) for such APS shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (D) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (b) of
Section 3 of this Part I with respect to any of the APS, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent and
(E) in the event the Fund wishes to designate any succeeding Subsequent Dividend Period for such APS as a Special Dividend Period consisting of more than 28 Rate Period Days, the Fund has provided notice and an APS Basic Maintenance Report that states that the Discounted Value of S&P Eligible Assets or Moody's Eligible Assets, as the case may be is greater than or equal to the APS Basic Maintenance Amount to S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS).

                  (b) If the Fund proposes to designate any succeeding Subsequent Dividend Period of the APS as a Special Dividend Period of more than 28 Rate Period Days pursuant to paragraph (a) of this Section 4, not less than 20 nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Dividend Period (which shall be such day that would otherwise be the first day of a Minimum Dividend Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Dividend Period of such APS as a Special Dividend Period, specifying the first day thereof and (B) that the Fund will by 11:00 a.m., New York City time, on the second Business Day next preceding such date notify the Auction

Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Dividend Period designated and the terms of the Specific Redemption Provisions, if any, or (y) its determination not to exercise such option.

                  (c) No later than 11:00 a.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period the Fund shall delivery to the Auction Agent either:

                           (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Dividend Period, (C) the terms of the Specific Redemption Provisions, if any,
         (D) that such Special Dividend Period shall not commence if (1) on such Auction Date Sufficient Clearing Bids shall not exist (in which case the succeeding Rate Period shall be a Minimum Dividend Period) or (2) a Failure to Deposit shall have occurred prior to the first day of such Special Dividend Period and (E) the scheduled Dividend Payment Dates for such APS during such Special Dividend Period; provided - -------- that, if such Special Dividend Period consists of more than 28 Rate Period Days, such notice will be accompanied by an APS Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Dividend Period, (1) a Discounted Value of Moody's Eligible Assets, assuming for the purposes of calculating Moody's Eligible Assets, in connection with an APS Basic Maintenance Report required to be prepared pursuant to this Section 4(c)(i), a Moody's Exposure Period of "eight weeks or less but greater than seven weeks" (if Moody's is then rating such APS) and (2) a Discounted Value of S&P Eligible Assets (if S&P is then rating such APS) each at least equal the APS Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Dividend Period); or

                           (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period for such APS and that the next succeeding Dividend Period of such APS shall be a Minimum Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 11:00 a.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Dividend Period of the effect such forth in clause (ii) of the preceding sentence.

         5. Voting Rights. (a) Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each holder of APS shall be entitled to one vote for each of the APS held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including APS, and of Common Shares shall vote together as a single class; provided that, at a meeting of the shareholders of the Fund held for the election of the trustees, the holders of outstanding Preferred Shares, including APS, represented in person or by proxy at said meeting, shall elect two trustees of the Fund, each Preferred Share, including each of the APS, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares shall elect the balance of the trustees.

                  (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including APS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of Preferred Shares, including APS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and class of capital shares of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                           (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares, including any outstanding APS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                           (ii) if at any time holders of any other Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Such Voting Period shall terminate if (i) the Fund thereafter shall pay, or declare a dividend and deposit cash or securities with the Auction Agent, equal to accumulated dividends payable on outstanding Preferred Shares; or (ii) such voting right to the holders of any other Preferred Shares to elect a majority of the trustees of the Fund shall cease. Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 5 shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph (b) of Section 5.

                  (c) (i) As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice if mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital shares of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 5 on a one-vote-per-share basis.

                           (ii) For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Certificate of Vote, by the other provisions of the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote and no APS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the Redemption Price for the redemption of such shares has been deposited in trust with the Auction Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3 of this Part I. None of the APS held by the Fund or any affiliate of the Fund shall have any voting rights or be deemed to be outstanding for voting or other purposes.

                           (iii) The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares, shall constitute the duly elected trustees of the Fund.

                           (iv) Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 5.

                  (d) (i) So long as any of the APS are Outstanding, the Fund shall not, without the affirmative vote of the Holders of the Outstanding APS determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act (voting separately as one class): (a) authorize, create or issue any class or series of shares of beneficial interest ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or increase the authorized amount of APS (except that, notwithstanding the foregoing, but subject to the provisions of Section 13, the Board of Trustees, without the vote or consent of the Holders of APS, may from time to time authorize and create, and the Fund may from time to time issue, classes or series of Preferred Shares, including APS, ranking on a parity with the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act APS Asset Coverage and APS Basic Maintenance Amount requirements, provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating
APS) and S&P (if S&P is then rating APS) that the issuance of such class or series would not impair the rating then assigned by such rating agency to the
APS), (b) amend, alter or repeal the provisions of the Declaration of Trust, including this Certificate of Vote, whether by merger, consolidation or otherwise, so as to affect any preferences, right or power of such APS or the Holders thereof; provided that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act APS Asset Coverage or the APS Basic Maintenance Amount, or (c) file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

                           (ii) The Board of Trustees, without the vote or consent of the Holders of APS, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the APS or the Holders thereof, provided the Board of Trustee receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the APS and in no event being required to be obtained in the case of the definitions of Deposit Securities, Discounted Value and Receivables for Pennsylvania Municipal Securities Sold as such terms apply to S&P Eligible Assets, Dividend Coverage Amount, Dividend Coverage Assets, Minimum Liquidity Level, S&P Discount Factor, S&P Eligible Assets, S&P Exposure Period and Valuation Date as such term applies to the definitions of Dividend Coverage Amount, Dividend Coverage Assets and Minimum Liquidity Level) and S&P (such confirmation being required to be obtained only in the event S&P is rating the APS and in no event being required to be obtained in the case of the definitions of Discounted Value and Receivables for Pennsylvania Municipal Securities Sold as such terms apply to Moody's Eligible Assets, Moody's Discount Factor, Moody's Eligible Asset and Moody's Exposure Period) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the APS (provided that, with respect to the Maximum Rate, such amendment or alteration shall not, in any event, cause the Maximum Rate to fall below the Maximum Rate that would have resulted absent such amendment or alteration):

              APS Basic
                Maintenance Amount
              APS Basic
                Maintenance Cure Date
              APS Basic
                Maintenance Report
              Deposit Securities
              Discounted Value
              Dividend Coverage Amount
              Dividend Coverage Assets
              Market Value
              Maximum Potential
              Additional Dividends
              Liability
              Maximum Rate
              Minimum Liquidity Level
              Moody's Discount Factor
              Moody's Eligible Asset
              Moody's Exposure Period
              1940 Act Cure Date
              1940 Act APS
                Asset Coverage
              Quarterly Valuation Date
              Receivables for Pennsylvania
                Municipal Securities Sold
              S&P Discount Factor
              S&P Eligible Asset
              S&P Exposure Period
              Valuation Date

                  (e) Unless otherwise required by law, the Holders of the APS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of the APS shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

                  (f) Unless a higher percentage is provided for in the Declaration of Trust, the affirmative vote of the Holders of a majority of the outstanding APS, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of APS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. In addition, the Fund shall notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) of the results of any vote described in the proceeding sentence.

         6. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $50,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 12 in connection with the liquidation of the Fund.

                  (b) Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 6.

                  (c) After the payment to the Holders of the APS of the full preferential amounts provided for in this Section 6, the Holders of the APS as such shall have no right or claim to any of the remaining assets of the Fund.

                  (d) In the event the assets of the Fund available for distribution to the Holders of the APS upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 6, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the APS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

                  (e) Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the APS as provided in paragraph (a) of this Section 6, but not prior thereto, any other series or class or classes of shares ranking junior to the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the APS shall not be entitled to share therein.

         7. Auction Agent. For so long as any of the APS is outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which, however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any of the APS is outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

         8. 1940 Act APS Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any of the APS is outstanding, the 1940 Act APS Asset Coverage.

         9. APS Basic Maintenance Amount. (a) So long as APS are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if S&P is then rating the APS) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if Moody's is then rating the APS). In managing the Fund's portfolio, the Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the APS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the APS Basic Maintenance Amount by five percent of less, the Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund's Eligible Assets would exceed the APS Basic Maintenance Amount.

                  (b) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to maintain a Discounted

Value of Moody's Eligible Assets or S&P Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount, and on the third Business Day after the APS Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the date of such failure or such APS Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full APS Basic Maintenance Report. The Fund will also deliver an APS Basic Maintenance Report to Moody's and S&P on any Valuation Date that (i) the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets, as the case may be, is greater than the APS Basic Maintenance Amount by 5% or less or (ii) on any date which the Fund redeems Common Shares. The Fund will also deliver an APS Basic Maintenance Report to S&P upon its request. A failure by the Fund to deliver an APS Basic Maintenance Report under subparagraph (b) of this Section 9 shall be deemed to be delivery of an APS Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the APS Basic Maintenance Amount, as of the relevant Valuation Date.

                  (c) Within ten Business Days after a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in the APS Basic Maintenance Report prepared by the Fund on such date (and in any other APS Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

                  (d) Within ten Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to any Valuation Date on which the Fund failed to maintain a Discounted Value of Moody's Eligible Assets or S&P Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount, and relating to the APS Basic Maintenance Cure Date with respect to such failure to exceed or equal the APS Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an Accountant's Confirmation as to such APS Basic Maintenance Report.

                  (e) If any Accountant's Confirmation delivered pursuant to subparagraph (c) or (d) of this Section 9 shows that an error was made in the APS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the APS) or Moody's Eligible Assets (if Moody's is then rating the APS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the APS Basic Maintenance Report to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) promptly following receipt by the Fund of such Accountant's Confirmation.

                  (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the APS, the Fund shall complete and deliver to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS), an APS Basic Maintenance Report as of the close of business of such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets or Moody's Eligible Assets, as the case may be, reflected thereon equals or exceeds the APS Basic Maintenance Amount reflected thereon.

         10. Minimum Liquidity Level. So long as S&P is rating the APS, the Fund shall have, as of each Valuation Date, Dividend Coverage Assets, with respect to each then Outstanding APS, having a value not less than the Dividend Coverage Amount with respect to such share (the "Minimum Liquidity Level"). If, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level, but only so long as S&P is rating the APS. So long as S&P is rating the APS, the Fund shall notify S&P on any Valuation Date which the Fund does not have the required Dividend Coverage Assets and does not adjust its portfolio as described in the immediately preceding sentence.

         11. Restrictions on Certain Distributions. For as long as any of the APS is Outstanding, and except as set forth in Sections 2(e) and 6(d) of this
Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of APS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) if either Moody's or S&P is rating the APS, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets and S&P Eligible Assets would each at least equal the APS Basic Maintenance Amount.

         12. Additional Dividends. If the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS or
(iii) the liquidation of the Fund (such allocation being referred to herein as a "Retroactive Taxable Allocation"), the Fund will simultaneously, if practicable, with such allocation but in no event later than 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each Holder of such shares during such taxable year at such Holder's address as the same appears or last appeared on the share books of the Fund. Such Holders of such shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Additional Dividends with respect to all Retroactive Taxable Allocations made to such shares during the taxable year in question, such dividends to be payable by the Fund to the Auction Agent, for distribution to such Holders, within 30 days after the notice described above is given to the Auction Agent.

         13. Certain Other Restrictions. (a) For so long as any of the APS is outstanding and Moody's is then rating such shares, the Fund will not, unless it has received written confirmation from Moody's that any such action would not impair the ratings then assigned by Moody's to the APS, engage in any one or more of the following transactions:

                           (i) transactions in options on securities, futures contracts or options on futures contracts except as necessary to effect

         Closing Transactions and except that in connection with Moody's Hedging
         Transactions: (A) the Fund may buy call or put option contracts on securities; (B) the Fund may write covered call options on securities; and (C) the Fund may write put options on securities. For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires within the Moody's Exposure Period, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Fund buys have no value. For so long as any APS are rated by
         Moody's: (A) the Fund will not engage in options and futures transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; (D) for purposes of the APS Basic Maintenance Amount, assets in margin accounts are not Moody's Eligible Assets; (E) the Fund shall enter into only exchange-traded futures and shall write only exchange-traded options on exchanges approved by Moody's; (F) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the APS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (G) the Fund will not engage in forward contracts; and (H) there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards;

                           (ii) incur any indebtedness, without prior written approval of Moody's that such indebtedness would not adversely affect the then current rating by Moody's of the APS except that the Fund may, without obtaining the written confirmation described above, incur indebtedness for the purpose of clearing securities transactions if the Discounted Value of Moody's Eligible Assets would equal or exceed the APS Basic Maintenance Amount after giving effect to such indebtedness; provided, however, that any such indebtedness shall be repaid within 60 days and will not be extended or renewed;

                           (iii) issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund; or

                           (iv) engage in short sale transactions;

                  (b) For so long as any of the APS is Outstanding and S&P is rating such shares, the Fund will not, unless the Fund has received written confirmation from S&P that any such action would not impair the rating then assigned by such rating agency to the APS, engage in any one or more of the following transactions:

                           (i) transactions in any reverse repurchase agreements;

                           (ii) lend portfolio securities;

                           (iii) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purposes of clearing securities transactions if the Discounted Value of S&P Eligible Assets would equal or exceed the APS Basic Maintenance Amount after giving effect to such borrowing;

                           (iv) issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund, or merge or consolidate with any corporation;

                           (v) engage in repurchase agreement transactions in which the term of such repurchase obligation is longer than 90 days, in which the underlying security is a security other than United States treasury securities (not inclusive of zero-coupon securities), demand deposits, certificates of deposits or bankers acceptance and in which the counter-party or its affiliates have unsecured debt rated A-1+ by S&P with respect to such underlying security;

                           (vi) engage in short sale transactions; or

                           (vii) purchase or sell futures contracts or options thereon or write uncovered put or uncovered call options on portfolio securities except that (A) the Fund may engage in any S&P Hedging Transactions based on the Municipal Index, provided that the Fund shall not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the least of (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on the Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (3) outstanding futures contract based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal and (B) the Fund may engage in S&P Hedging Transactions based on Treasury Bonds, provided that the Fund shall not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of
         (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as the APS are rated by S&P, the Fund will engage in Closing Transactions to close out any outstanding futures contracts which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date. For so long as the APS are rated by S&P, the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the APS Basic Maintenance Amount, no amounts on deposit with the Fund's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as the APS are rated by S&P, when the Fund writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, money market securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Fund's broker equals the fair market value of the futures contract, except that in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, the Fund shall hold such underlying security.

         14. Notice. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Certificate of Vote, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

         15. Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         "'AA' Composite Commercial Paper Rate," on any date for any Rate Period, shall mean (i) (A) in the case of any Minimum Dividend Period or any Rate Period between 7 and 28 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, in the case of any Minimum Dividend Period of 7 days or any Rate Period with 7 Rate Period Days and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the Outstanding APS are subject to Submitted Hold Orders, then the interest equivalent of the 7-day rate, and (B) in the case of any Rate Period with more than 28 Rate Period Days, the interest equivalent of the 180-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

         "Accountant's Confirmation" shall have the meaning set forth in paragraph (c) of Section 9 of this Part I.

         "Additional Dividends" means payment to a Holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal and Pennsylvania income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such Holder. State taxes imposed on the Additional Dividends, however, may reduce the amount of after tax cash a holder would have had if there were no Retroactive Taxable Allocations. Such Additional Dividends shall be calculated (i) without consideration being given to the time value of money;
(ii) assuming that no Holder of APS is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each Holder of APS at the maximum marginal combined regular federal and Pennsylvania individual income tax rate applicable to ordinary income or net capital gains, as applicable (taking into account the federal income tax deductibility of state and local income tax paid or incurred),or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.

         "Anticipation Notes" means the following Pennsylvania municipal securities: tax anticipation notes, revenue anticipation notes and tax and revenue anticipation notes.

         "Applicable Rate" shall have the meaning specified in subparagraph
(c)(i) of Section 2 of this Part I.

         "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i) (A) the product of the number of APS outstanding on such date multiplied by $50,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each of the APS outstanding that follow such Valuation Date (or to the 47th day after such Valuation Date, if such 47th day is earlier than the first following Dividend Payment Date); (C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less (ii) either (A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of
(i)(A) through (i)(G) if such assets mature prior to or on the date of payment of the liability for which such assets are deposited and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or
(B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

         "APS Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the APS Basic Maintenance Amount (as required by paragraph (a) of Section 9 of this Part I) as of a given Valuation Date, shall mean the third Business Day following such Valuation Date.

         "APS Basic Maintenance Report" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the APS Basic Maintenance Amount.

         "Auction" shall mean each periodic implementation of the Auction Procedures.

         "Auction Agency Agreement" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for APS so long as the Applicable Rate is to be based on the results of an Auction.

         "Auction Agent" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 7 of this Part I.

         "Auction Date," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period; initially Wednesday, July 28, 1993, and thereafter each Wednesday, subject to change as set forth herein.

         "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II hereof.

         "Board of Trustees" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

         "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in the City of New York, New York, are authorized by law to close.

         "Closing Transactions" means the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

         "Commercial Paper Dealers" shall mean Goldman, Sachs & Co., Smith Barney, Harris Upham & Co. Incorporated, Lehman Commercial Paper Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

         "Common Shares" shall mean the common shares of beneficial interest, par value $.01 per share, of the Fund.

         "Cure Date" shall mean the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

         "Date of Original Issue," with respect to the APS, shall mean the date on which the Fund initially issued shares of such APS.

         "Deposit Securities" shall mean cash and Pennsylvania municipal securities rated at least A-1+ or SP-1+ by S&P, except that, for purposes of
Section 3(a)(iii) of this Part I, such Pennsylvania municipal securities shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

         "Discounted Value" shall mean (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, provided that with respect to a Moody's Eligible Asset, Discounted Value shall not exceed the par value of such Asset at any time.

         "Dividend Coverage Amount," as of any Valuation Date, shall mean, with respect to each of the APS, (i) the aggregate amount of dividends that will accumulate on such APS to (but not including) the first Dividend Payment Date for such share that follows such Valuation Date plus any liabilities that will become payable prior to or on such payment date, less (ii) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on such APS and Receivables for Pennsylvania Municipal Securities Sold which become due prior to the Dividend Payment Date and interest with respect to Pennsylvania municipal securities which is payable to the Fund prior to the Dividend Payment Date.

         "Dividend Coverage Assets," as of any Valuation Date, shall mean, with respect to each of the APS, Deposit Securities with maturity or tender dates not later than the day preceding the first Dividend Payment Date for such share that follows such Valuation Date and having a value not less than the Dividend Coverage Amount with respect to such share.

         "Dividend Payment Date," with respect to the APS, shall mean any date on which dividends on shares of such APS are payable pursuant to the provisions of paragraph (b) of Section 2 of this Part I.

         "Dividend Period," with respect to the APS, shall mean the period from and including the Date of Original Issue to but excluding the initial Dividend Payment Date and any period thereafter from and including one Dividend Payment Date to but excluding the next succeeding Dividend Payment Date.

         "Failure to Deposit," with respect to the APS, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for such APS, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend

Payment Date on any share of such APS or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for such APS in The City of New York, New York, the Redemption Price to be paid on such redemption date for such APS after notice of redemption is given pursuant to paragraph (b) of Section 3 of this Part I.

         "Fund" shall mean Van Kampen Merritt Pennsylvania Value Municipal Income Trust, a Pennsylvania trust, which is the issuer of the APS.

         "Holder," with respect to the APS, shall mean the registered holder of shares of such APS as the same appears on the share books of the Fund.

         "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

         "Initial Dividend Period," with respect to the APS, shall mean the period from and including the Date of Original Issue thereof to but excluding the initial Dividend Payment Date which occurs in a month which contains the first scheduled Auction Date for such APS.

         "Initial Margin" means the amount of cash or securities deposited with a custodian for the benefit of a futures commission merchant as a good-faith deposit at the time of the initiation of a purchase or sale position with respect to a futures contract or a sale position with respect to an option position thereon.

         "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

         "Mandatory Redemption Price" means $50,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

         "Marginal Tax Rate" means the marginal combined regular federal and Pennsylvania income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local income tax paid or incurred) or the maximum marginal regular federal corporate income tax rate, whichever is greater.

         "Market Value" of any asset of the Fund shall mean the market value thereof determined by the Pricing Service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The Pricing Service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the Pricing Service using methods which include consideration of yields or prices or municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event that the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids, at least one of which shall be in writing, obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and make a market in the security.

         "Master Purchaser's Letter" has the meaning specified in Section 1 of
Part II hereof.

         "Maximum Potential Additional Dividends Liability," as of any Valuation Date, shall mean the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

         "Minimum Dividend Period" shall mean with respect to the APS any Rate Period consisting of 28 Rate Period Days.

         "Minimum Liquidity Level" shall have meaning set forth in Section 10 of this Part I.

         "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

         "Moody's Discount Factor" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                        RATING CATEGORY
                                   ----------------------------------------------------------------------------------
EXPOSURE PERIOD                    Aaa1       AA1     A1         BAA1       OTHER2     (V)MIG-11, 3,4    SP-1+3, 4
                                   ----       ---     --         ----                                    ---------
---------------------------------- ---------- ------- ---------- ---------- ---------- ----------------- ------------
7 weeks......................      151%       159%    168%       202%       229%       136%              148%
8 weeks or less but greater        154        164     173        205        235        137               149
  than seven weeks...........
9 weeks or less but greater        158        169     179        209        242        138               150
  than eight weeks...........
-------------------------------

1        Moody's rating.
2        Pennsylvania Municipal securities not rated by Moody's but rated BBB or
         BBB+ by S&P.
3        Pennsylvania Municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating.
4        For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.


         Notwithstanding the foregoing, (i) no Moody's Discount Factor will be applied to short-term Pennsylvania municipal securities so long as such Pennsylvania municipal securities are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period and the Moody's Discount Factor for such Pennsylvania municipal securities will be 125% as long as such Pennsylvania municipal securities are rated at least A-1-/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Pennsylvania Municipal Securities Sold.

         "Moody's Eligible Asset" shall mean cash, Receivables for Pennsylvania Municipal Securities Sold or a Pennsylvania municipal security that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated municipal security, such Pennsylvania municipal security (excluding any short-term Pennsylvania municipal security) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating),
(iii) does not have its Moody's rating suspended by Moody's; and (iv) is part of an issue of municipal securities of at least $10,000,000. Pennsylvania municipal securities issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated Pennsylvania municipal securities, if any, together with any Pennsylvania municipal securities issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated Pennsylvania municipal securities, if any, together with any Pennsylvania municipal securities issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Pennsylvania municipal securities, if any, together with any Pennsylvania municipal securities issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Pennsylvania municipal security backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Pennsylvania municipal security. Pennsylvania municipal securities classified within one issue type concentration and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated Pennsylvania municipal securities, if any, together with any Pennsylvania municipal securities in the same issue type and rated Baa by Moody's or A by S&P may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated Pennsylvania municipal securities, if any, together with any Pennsylvania municipal securities in the same issue type and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Pennsylvania municipal securities, if any, together with any Pennsylvania municipal securities in the same issue type and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of the issue type concentration requirement described above, Pennsylvania municipal securities will be classified within one of the following categories: health care issues (teaching and non-teaching hospitals, public and private), housing issues (single-and multi-family), educational facilities issues (public and private schools), student loan issues, resource recovery issues, transportation issues (mass transit, airport and highway bonds), industrial development bond issues/pollution control bonds, utility issues (water, sewer and electricity), general obligation issues, lease obligations, escrowed bonds and other issues/certificates of participation ("Other Issues") (includes special obligations to crossover, excise and sales tax revenue, recreation revenue, special assessment and telephone revenue bonds only) not falling within one of the aforementioned categories. In no event shall
(a) more than 10% of Moody's Eligible Assets consist of student loan issues, (b) more than 10% of Moody's Eligible Assets consist of resource recovery issues or
(c) more than 10% of Moody's Eligible Assets consist of Other Issues. Pennsylvania municipal securities issued by issuers located within a single county and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated Pennsylvania municipal securities, if any, together with any Pennsylvania municipal securities issued by issuers located within the same county and rated Baa by Moody's or A by S&P may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated Pennsylvania municipal securities, if any, together with any Pennsylvania municipal securities issued by issuers located within the same county and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Pennsylvania municipal securities, if any, together with any Pennsylvania municipal securities issued by issuers located within the same county and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. The single county limitations set forth in the immediately preceding sentence apply to general obligation bonds only. For purposes of applying the foregoing requirements, a Pennsylvania municipal security shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. For purposes of minimum issue size, maximum underlying obligor, maximum issue type concentration and maximum county concentration, Moody's Eligible Assets shall be calculated without including cash and Pennsylvania municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which either mature or have a demand feature at par exercisable within the Moody's Exposure Period. In the event any of the Moody's Eligible Assets in the Fund's portfolio consist of municipal securities of issuers other than Pennsylvania municipal securities, then such municipal securities shall be subject to the following requirements regarding the maximum percentage of Moody's Eligible Assets that may be invested in municipal securities of issuers located in a particular state or United States territory: such municipal securities rated BBB or BBB+ by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB or BBB+ rated municipal securities, if any, together with any such municipal securities rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, BBB+, Baa and A-rated municipal securities, if any, together with any such municipal securities rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; such BBB, BBB+, Baa, A and AA-rated municipal securities, if any, together with any such municipal securities rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets; and such municipal securities rated Aaa by Moody's may comprise 100% of Moody's Eligible Assets; provided, however, that notwithstanding the foregoing no more than an aggregate of 10% of Moody's Eligible Assets may consist of municipal securities of issuers located in United States territories, other than Puerto Rico. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, Pennsylvania municipal securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such Pennsylvania municipal securities.

Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(G) under the definition of APS Basic Maintenance Amount or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for
(a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Van Kampen Merritt Investment Advisory Corp., the Administrator, State Street Bank and Trust Company or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

         "Moody's Exposure Period" shall mean the period commencing on a given Valuation Date and ending 46 days thereafter.

         "Moody's Hedging Transactions" shall mean transactions in options on securities.

         "Moody's Volatility Factor" means 272% (or 302% where notice of a Special Dividend Period of greater than 28 days but less than 50 days has been given but not yet exercised), as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:

                     % Change in                                Moody's                 Moody's
                  Marginal Tax Rate                        Volatility Factor       Volatility Factor*
                  -----------------                        -----------------       -----------------
Less than or equal to 5%...............................           292%                    323%
Greater than 5% but less than 10%......................           313%                    347%
Greater than 10% but less than 15%.....................           338%                    373%
Greater than 15% but less than 20%.....................           364%                    402%
Greater than 20% but less than 25%.....................           396%                    436%
Greater than 25% but less than 30%.....................           432%                    474%
Greater than 30% but less than 35%.....................           472%                    518%
Greater than 35% but less than 40%.....................           520%                    570%

* Applicable where a notice of Special Dividend Period of greater than 28 days but less than 50 days has been given but not yet exercised.

         "Municipal Index" shall mean The Bond Buyer Municipal Bond Index.

         "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time.

         "1940 Act APS Asset Coverage" shall mean asset coverage, as defined in
Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

         "1940 Act Cure Date," with respect to the failure by the Fund to maintain the 1940 Act APS Asset Coverage (as required by Section 8 of this Part
I) as of the last Business Day of each month, shall mean the last Business Day of the following month.

         "Non-Call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

         "Notice of Redemption" shall mean any notice with respect to the redemption of the APS pursuant to Section 3 of this Part I.

         "Optional Redemption Price" shall mean (i) $50,000 per share of APS in the case of a Rate Period less than one year, including any Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

         "Preferred Shares" shall mean the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, and includes the APS.

         "Premium Call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

         "Pricing Service" means Van Kampen Merritt Investment Advisory Corp. and any successor pricing service approved in writing by Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS).

         "Projected Dividend Amount" means, with respect to the APS, on any Valuation Date, an amount equal to (i) the number of days, if any, from and after the last day of the then current Rate Period, until 48 calendar days from such Valuation Date, multiplied by (ii) a rate equal to the Maximum Rate for a Minimum Dividend Period multiplied by the larger of (A) the applicable Moody's Volatility Factor or (B) the applicable S&P Volatility Factor.

         "Quarterly Valuation Date" shall mean the last Business Day of each calendar quarter, commencing September 30, 1993.

         "Rate Period," with respect to APS, shall mean the Initial Dividend Period thereof and any Subsequent Dividend Period, including any Special Dividend Period.

         "Rate Period Days," for any Rate Period, if such Rate Period is less than one year, shall mean the number of days (without giving effect to subparagraph (b)(ii) of Section 2 of this Part I) in such Rate Period.

         "Receivables for Pennsylvania Municipal Securities Sold" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Pennsylvania municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Pennsylvania municipal securities sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within the Moody's Exposure Period but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Pennsylvania municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business of such Valuation Date.

         "Redemption Price" shall mean the Optional Redemption Price or the Mandatory Redemption Price, as applicable.

         "Reference Rate" is, with respect to any Rate Period of less than one year, the higher of (i) the "AA" Composite Commercial Paper Rate and (ii) the Taxable Equivalent of the Short-Term Municipal Bond Rate.

         "Retroactive Taxable Allocation" shall have the meaning set forth in
Section 12 hereof.

         "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

         "S&P Discount Factor" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                                                          Rating Category
                                                        -----------------------------------------------------
Exposure Period                                         AAA*            AA*          A*           BBB*
                                                        ----            ---          --           ----
40 Business Days..................................      210%            215%         230%         270%


22 Business Days..................................      190             195          210          240
10 Business Days..................................      175             180          195          225
7 Business Days...................................      170             175          190          220
3 Business Days...................................      150             155          170          210


-------------------------------
*        S&P rating.


         Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Pennsylvania municipal securities will be 115%, so long as such Pennsylvania municipal securities are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Pennsylvania municipal securities are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's rated short-term Pennsylvania municipal securities which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term Pennsylvania municipal securities may comprise no more than 50% of short-term Pennsylvania municipal securities that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Pennsylvania Municipal Securities Sold. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Pennsylvania municipal securities.

         "S&P Eligible Asset" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of APS Basic Maintenance Amount), Receivables for Pennsylvania Municipal Securities Sold or a Pennsylvania municipal security owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated by least A by Moody's (provided that such Moody's-rated Pennsylvania municipal securities will be included in S&P Eligible Assets only to the extent the Market Value of such Pennsylvania municipal securities does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated Pennsylvania municipal security, such Pennsylvania municipal security will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (iv) is not part of a private placement of municipal securities; and (v) is part of an issue of Pennsylvania municipal securities with an original issue size of at least $10 million or, if an issue with an original issue size below $10 million (but in no event below $5 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "municipal securities" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

         1. Pennsylvania municipal securities of any one issuer or guarantor (excluding bond issuers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Pennsylvania municipal securities does not exceed 10% of the aggregate Market Value of S&P Eligible Assets provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Pennsylvania municipal securities exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

         2. Pennsylvania municipal securities guaranteed or insured by any one bond issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Pennsylvania municipal securities does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; and

         3. Pennsylvania municipal securities of any one issue type category will be considered S&P Eligible Assets only to the extent the fair market value of such Pennsylvania municipal securities does not exceed 20% of the aggregate fair market value of S&P Eligible Assets. For purposes of this requirement, Pennsylvania municipal securities will be classified into one of the following categories: health care issues, housing issues, educational issues, facilities issues, student loan issues, transportation issues, industrial development bond issues, public power utilities issues, water and sewer utilities issues, special utilities issues, general obligation issues, lease obligations, escrowed bonds and other issues not falling within one of the aforementioned categories. Furthermore, special utilities issues that are not rated by S&P will not be considered S&P Eligible Assets.

         In the event any of the S&P Eligible Assets in the Fund's portfolio consist of municipal securities other than Pennsylvania municipal securities, then such municipal securities shall be S&P Eligible Assets only to the extent the fair market value of such securities does not exceed 20% of the aggregate fair market value of the S&P Eligible Assets and to the extent the Fund shall have received written confirmation from S&P that such municipal securities held by the Fund would not adversely affect the then current rating on the APS.

         "S&P Exposure Period" shall mean the maximum period of time following a Valuation Date (currently, three Business Days) that the Fund has under this Certificate of Vote to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount (as described in paragraph (a) of Section 9 of this Part I).

         "S&P Hedging Transactions" means futures contracts based on the Municipal Index or Treasury Bonds, put and call options on such contracts purchased by the Fund and covered call options and secured put options on portfolio securities written by the Fund.

         "S&P Volatility Factor" shall mean, for the of APS, (i) during the Initial Dividend Period, 277%; and (ii) thereafter, depending on the applicable Reference Rate or Treasury Rate, the following percentages:

                                  Rate                                           Percentage
                                  ----                                           ----------
Taxable Equivalent of the Short-Term Municipal Bond Rate...............             277%
30-day "AA" Composite Commercial Paper Rate............................             228%
180-day "AA" Composite Commercial Paper Rate...........................             217%
1-year U.S. Treasury Bill Rate.........................................             198%
2-year U.S. Treasury Note Rate.........................................             185%
3-year U.S. Treasury Note Rate.........................................             178%
4-year U.S. Treasury Note Rate.........................................             171%
5-year U.S. Treasury Note Rate.........................................             169%

         Notwithstanding the foregoing, the S&P Volatility Factor may mean such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.

         "Special Dividend Period," with respect to the APS, shall mean any Subsequent Dividend Period commencing on the date designated by the Fund in accordance with Section 4 of this Part I and ending on the last day of the last Dividend Period thereof, with such number of consecutive days or whole years as the Board of Trustees shall specify, including the terms of any Specific Redemption Provisions, if any.

         "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided that during any Special Dividend Period of 365 or more days if on the date of determination of the Applicable Rate, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

         "Subsequent Dividend Period," with respect to the APS, shall mean the period from and including the first day following the Initial Dividend Period thereof to but excluding the next Dividend Payment Date which follows a scheduled Auction and any period thereafter from and including one Dividend Payment Date which follows a scheduled Auction to but excluding the next succeeding Dividend Payment Date which follows a scheduled Auction; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

         "Substitute Commercial Paper Dealer" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a Commercial Paper Dealer; provided that none of such entities shall be a Commercial Paper Dealer.

         "Substitute U.S. Government Securities Dealer" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided that none of such entities shall be a U.S. Government Securities Dealer.

         "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (a) the per annum rate expressed on an Interest Equivalent basis equal to the Kenney S&P 30-day High Grade Index or any successor index (the "Kenney Index"), made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenney Information Systems Inc. or any successor thereto (provided that the use of such successor will not result in a reduction or withdrawal of the rating of the APS by Moody's, if Moody's is then rating the APS, or by S&P, if S&P is then rating the APS), based on 30-day yield evaluations at par of bonds, the interest on which is excludable for regular federal income tax purposes, of "high grade" component issuers selected by Kenney Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligations bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under section 57(a)(5) of the Internal Revenue Code or successor provisions, for purposes of the AMT, divided by (b)
1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenney Index is not made so available by 8:30 a.m., New York City time, on such date by Kenney Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (i) the per annum rate expressed on an Interest Equivalent basis equal to the most recent Kenney Index so made available for any preceding Business Day, divided by (ii) 1.00 minus the Marginal Tax Rate (expressed as a decimal). For purposes of the foregoing, for so long as the APS are rated by S&P, the Fund will obtain written confirmation from S&P that the appointment of a successor to Kenney Information Systems Inc. would not impair the rating assigned to the APS by S&P.

         "Treasury Bonds" shall mean United States Treasury Bonds backed by the full faith and credit of the United States government with remaining maturities of 10 years or more.

         "Treasury Rate," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published by The Wall Street Journal, then the arithmetic average of the yields (expressed as an interest equivalent in the case of a Rate Period which is one year or less and expressed as a bond equivalent in the case of any longer Rate Period) on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period as quoted on a discount basis or otherwise by the U.S. Government Securities Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

         "U.S. Government Securities Dealer" shall mean Goldman, Sachs & Co., Smith Barney, Harris Upham & Co. Incorporated and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

         "Valuation Date" shall mean, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount and the Minimum Liquidity Level, each Business Day.

         "Variation Margin" shall mean, in connection with outstanding purchase or sale positions in futures contracts and outstanding sales positions with respect to options thereon, the amount of cash and securities paid to and received from a futures commission merchant (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.

         "Voting Period" shall have the meaning set forth in paragraph (b) of
Section 5 of this Part I.

                                    PART II

         1.Certain Definitions. Capitalized terms not defined in Section 1 of this Part II shall have the respective meaning specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires:

         "Affiliate" shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any fund or any Person controlled by, in control of or under common control with such fund, one of the trustees or executive officers of which is also a trustee of the Fund be deemed to be an Affiliate solely because such trustee or executive officer is also a trustee of the Fund.

         "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's letter.

         "Applicable Percentage" on any Auction Date shall mean the percentage, determined as set forth below, based on the prevailing rating of such APS in effect at the close of business on the Business Day next preceding such Auction Date.

Prevailing Rating                                                      Percentage
-----------------                                                      ----------
"aa3/AA- or higher............................................            110%
"a3"/A-.......................................................            125%
"baa3"/BBB-...................................................            150%
"ba3"/BB-.....................................................            200%
Below "ba3"/BB-...............................................            250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for federal income tax purposes to the APS prior to the Auction establishing the Applicable Rate for such shares the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal combined regular federal and Pennsylvania individual income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local income tax paid or incurred) or the maximum marginal regular federal corporate income tax paid or rate, whichever is greater, provided further, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent of the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to the APS.

         For purposes of this definition, the "prevailing rating" shall be (i) "aa3"/AA- or higher if the APS have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if the APS have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if the APS have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if the APS have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB- or "ba3"/BB-, then Below "ba3"/BB-, provided, however, that if the APS are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for the APS. If neither S&P nor Moody's shall make such a rating available, Goldman, Sachs & Co. or Smith Barney, Harris Upham & Co. Incorporated or their successors as Broker-Dealers shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of the APS and the Fund shall take all reasonable action to enable such rating agency or agencies to provide a rating for such APS.

         "Available APS" shall have the meaning specified in paragraph (a) of
Section 4 of this Part II.

         "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member of participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

         "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this Part II.

         "Existing Holder" shall mean a Person who has signed a Master Purchaser's Letter and is listed as a beneficial owner of such APS in the records of the Auction Agent.

         "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Master Purchaser's Letter" shall mean a letter, addressed to the Fund, the Auction Agent, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell APS as set forth in this Part II.

         "Maximum Rate," on any Auction Date, shall mean:

                           (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 days designated by the Fund pursuant to
         Section 4 of Part I of the Certificate of Vote, the product of (A) the Reference Rate on such Auction Date for the next Rate Period and (B) the Applicable Percentage on such Auction Date, unless the APS has or had a Special Dividend Period (other than a Special Dividend Period of 28 Rate Period Days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period after such Special Dividend Period, in which case the higher of:

                           (ii) the dividend rate on the APS for the then-ending Rate Period, and

                           (iii) the product of (1) the higher of (x) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, and (y) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is one year or greater and (2) the Applicable Percentage on such Auction Date; or

                           (iv) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 Rate Period Days designated by the Fund pursuant to Section 4 of Part I of the Certificate of Vote, the product of (A) the highest of (1) the Reference Rate on such Auction Date for the then-ending Rate Period, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, (2) the Reference Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is less than one year or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is one year or greater, and (3) the Reference Rate on such Auction Date for Minimum Dividend Periods and (B) the Applicable Percentage on such Auction Date.

         "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Outstanding" shall mean, as of any Auction Date of APS, the number of shares theretofore issued by the Fund except, without duplication, (i) any APS theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund or as to which a notice of redemption shall have been given by the Fund, (ii) any APS as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any APS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

         "Person" shall mean and include an individual, a partnership, a fund, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         "Potential Holder," with respect to the APS, shall mean any Person, including any Existing Holder of the APS, (i) who shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring any APS (or, in the case of an Existing Holder of the APS, additional APS).

         "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

         "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Service" means the Internal Revenue Service of the United States.

         "Submission Deadline" shall mean 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Brokers-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         "Winning Bid Rate" shall have the meaning specified in paragraph (a) of
Section 4 of this Part II.

         2. Orders by Existing Holders and Potential Holders. (a) Prior to the Submission Deadline on each Auction Date:

                           (i) each Existing Holder of the APS subject to an Auction on such Auction Date may submit to a Broker-Dealer by telephone or otherwise information as to:

                                    (A) the number of Outstanding shares, if
                  any, of APS held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Rate Period;

                                    (B) the number of Outstanding shares, if
                  any, of APS which such Existing Holder offers to sell if the Applicable Rate for the next succeeding Rate Period shall be less than the rate per annum specified by such Existing Holder; and/or

                                    (C) the number of Outstanding shares, if
                  any, of APS held by such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for the next succeeding Rate Period;

and

                           (ii) one or more Broker-Dealers, using lists of Potential Holders, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders (by telephone or otherwise), including Persons that are not Existing Holders, on such lists to determine the number of shares, if any, of APS which each such Potential Holder offers to purchase if the Applicable Rate for the next succeeding Rate Period shall not be less than the rate per annum specified by such Potential Holder.

For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                  (b) (i) A bid by an Existing Holder of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                    (A) the number of Outstanding APS specified
                  in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate specified therein:

                                    (B) such number or a lesser number of
                  Outstanding APS to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for such APS determined on such Auction Date shall be equal to the rate specified therein; or

                                    (C) the number of Outstanding APS specified
                  in such Bid if the rate specified therein shall be higher than the Maximum Rate, or such number or a lesser number of Outstanding APS to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

                           (ii) A Sell Order by an Existing Holder of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                    (A) the number of Outstanding APS specified
                  in such Sell Order; or

                                    (B) such number or a lesser number of
                  Outstanding APS as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids do not exist.

                           (iii) A Bid by a Potential Holder of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                                    (A) the number of Outstanding APS specified
                  in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate specified therein; or

                                    (B) such number or a lesser number of
                  Outstanding APS as set forth in clause (v) of paragraph (a) of
                  Section 5 of this Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein.

                  (c) No Order for any number of APS other than whole shares shall be valid.

         3. Submission of Orders by Broker-Dealers to Auction Agent. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for APS subject to an Auction on such Auction

Date obtained by such Broker-Dealer and shall specify with respect to each Order for such shares:

                           (i) the name of the Bidder placing such Order;

                           (ii) the aggregate number of APS that are the subject of such Order;

                           (iii) to the extent that such Bidder is an Existing Holder of APS:

                                    (A) the number of shares, if any, of APS
                  subject to any Hold Order placed by such Existing Holder;

                                    (B) the number of shares, if any, of APS
                  subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                                    (C) the number of shares, if any, of APS
                  subject to any Sell Order placed by such Existing Holder; and

                           (iv) to the extent such Bidder is a Potential Holder of shares of APS, the rate and number of APS specified in such Potential Holder's Bid.

                  (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                  (c) If an Order or Orders covering all of the Outstanding APS held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                  (d) If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the number of Outstanding APS subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                           (i) all Hold Orders for APS shall be considered valid, but only up to and including in the aggregate the number of Outstanding APS held by such Existing Holder, and if the number of APS subject to such Hold Orders exceeds the number of Outstanding APS held by such Existing Holder, the number of shares subject to each such Hold

         Order shall be reduced pro rata to cover the number of Outstanding APS held by such Existing Holder;

                           (ii) (A) any Bid for APS shall be considered valid up to and including the excess of the number of Outstanding APS held by such Existing Holder over the number of APS subject to any Hold Orders referred to in clause (i) above;

                                    (B) subject to subclause (A), if more than
                  one Bid for APS with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding APS subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of APS subject to each Bid with the same rate shall be reduced pro rata to cover the number of APS equal to such excess;

                                    (C) subject to subclauses (A) and (B), if
                  more than one Bid for the APS with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                                    (D) in any such event, the number, if any,
                  of such Outstanding APS subject to any portion of Bids considered not valid in whole or in part under the clause (ii) shall be treated as the subject of a Bid for APS by a Potential Holder at the rate therein specified; and

                           (iii) all Sell Orders for the APS shall be considered valid up to and including the excess of the number of Outstanding APS held by such Existing Holder over the sum of the APS subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

                  (e) If more than one Bid for APS is submitted on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

                  (f) An Order submitted by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

         4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders" and shall for APS for which an Auction is being held determine:

                           (i) the excess of the number of Outstanding APS over the number of Outstanding APS subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");

                           (ii) from the Submitted Orders whether:

                                    (A) the number of Outstanding APS subject to
                  Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate exceeds or is equal to the sum of

                                    (B) the number of Outstanding APS subject to
                  Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate; and

                                    (C) the number of Outstanding APS subject to
                  Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of APS in subclauses (B) and (C) above is zero because all of the Outstanding APS are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                           (iii) if Sufficient Clearing Bids exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate") which if:

                                    (A) (I) each such Submitted Bid from
                  Existing Holders specifying such lowest rate and (II) all other such Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the APS that are subject to such Submitted Bids; and

                                    (B) (I) each such Submitted Bid from
                  Potential Holders specifying such lowest rate and (II) all other such Submitted Bids from Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding APS which, when added to the number of Outstanding APS to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available APS.

                  (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Fund of the Maximum Rate for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for the next succeeding Rate Period thereof as follows:

                           (i) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate so determined;

                           (ii) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding APS are subject to Submitted Hold Orders), that the Applicable Rate for the next succeeding Rate Period, which shall be a Minimum Dividend Period, thereof shall be equal to the Maximum Rate; or

                           (iii) if all of the Outstanding APS are subject to Submitted Hold Orders, that the Applicable Rate for such APS for the next succeeding Rate Period thereof shall be equal to the product of
         (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period is less than one year or (II) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater and (B) 1 minus the maximum combined marginal regular federal and Pennsylvania individual income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local income tax paid or incurred) or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income taxable for federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for federal income tax purposes will be the rate described in the preceding clause (A)(I) or
         (II), as applicable, without being multiplied by the factor set forth in the preceding clause (B).

         5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

                  (a) If Sufficient Clearing Bids for APS have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                           (i) Existing Holders' Submitted Bids for APS specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

                           (ii) Existing Holders' Submitted Bids for APS specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

                           (iii) Potential Holders' Submitted Bids for APS specifying any rate that is lower than the Winning Bid Rate shall be accepted;

                           (iv) each Existing Holder's Submitted Bid for APS specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding APS subject to all such Submitted Bids shall be greater than the number of APS ("remaining shares") in the excess of the Available APS over the number of the APS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold APS subject to such Submitted Bid, but only in an amount equal to the number of APS obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

                           (v) each Potential Holder's Submitted Bid for APS specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of APS obtained by multiplying the number of shares in the excess of the Available APS over the number of the APS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate; and

                  (b) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding APS are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                           (i) Existing Holders' Submitted Bids for APS specifying any rate that is equal to or lower than the Maximum Rate shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

                           (ii) Potential Holders' Submitted Bids for APS specifying any rate that is equal to or lower than the Maximum Rate shall be accepted; and

                           (iii) Each Existing Holder's Submitted Bid for APS specifying any rate that is higher than the Maximum Rate and the Submitted Sell Orders for APS of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the APS subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of APS obtained by multiplying the number of APS subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding APS subject to all such Submitted Bids and Submitted Sell Orders.

                  (c) If all of the Outstanding APS are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

                  (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of APS.

                  (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole share of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of APS for purchase among Potential Holders so that only whole shares of APS are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing the APS on such Auction Date.

                  (f) Based on the results of each Auction, the Auction Agent shall determine the aggregate number of APS to be purchased and the aggregate number of APS to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers of APS such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers of APS such Broker-Dealer shall receive, as the case may be, of APS.

         6. Notification of Allocations. In normal circumstances, whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on the APS, the Fund may notify the Auction Agent of the amount to be so included 15 days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

         7. Miscellaneous. (a) To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Certificate of Vote to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Certificate of Vote with respect to the APS prior to the issuance of the APS.

                  (b) An Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II or to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Auction Agent; provided that, in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer.

                  (c) All of the APS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee.

                  (d) Neither the Fund nor any affiliate thereof may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of July 15, 1993.



                                        --------------------------------
                                        Weston B. Wetherell
                                        Assistant Secretary



State of    )
            )  ss
County of   )

         Then personally appeared before me Weston B. Wetherell, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Assistant Secretary of Van Kampen Merritt Value Pennsylvania Municipal Income Trust.

                                        Before me,


                                        ---------------------------
                                        Notary Public


My commission expires:
                      ------------------

                          ARTICLES OF AMENDMENT TO THE
                         CERTIFICATE OF VOTE OF TRUSTEES
                   ESTABLISHING A CLASS OF PREFERRED SHARES OF
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

     Van Kampen Pennsylvania Value Municipal Income Trust, a trust with preferred shares organized and existing under and by virtue of the laws of the Commonwealth of Pennsylvania (the "Fund"), certifies as follows:

     FIRST: On October 8, 1998, the Board of Trustees, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I and Section 7 of
Part II of the Certificate of Vote of Trustees Establishing a Class of Preferred Shares (the "Certificate of Vote") of the Fund, authorized and declared a 2-for-1 split of the preferred shares of beneficial interest of the Fund, par value $.01 per share, liquidation preference $50,000 per share, designated Auction Preferred Shares (the "APS"). The stock split is to be effected by means of a division of each outstanding share of APS into two preferred shares of beneficial interest, par value $.01 per share, liquidation preference $25,000 per share.

     SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I and Section 7 of Part II of the Certificate of Vote, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

     a. The first paragraph of the vote establishing a class of preferred shares of beneficial interest is hereby amended by replacing such paragraph with the following:

     First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of a series of 1,800 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $25,000 per share, designated Auction Preferred Shares ("APS").

     b. The first paragraph under the heading "DESIGNATION" of the Certificate of Vote is hereby amended by replacing such paragraph with the following paragraph.

     APS: The series of 1,800 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares" (hereinafter, "APS"). Each APS shall be issued on July 21, 1993; have an Applicable Rate for its Initial Dividend Period (which period shall continue to and include Wednesday, July 28, 1993) equal to 2.15% per annum; have an Initial Dividend Payment Date of Thursday, July 29, 1993; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

     c. Section 2(c)(ii) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

     The amount of dividends per share payable on the APS on any date on which dividends shall be payable on shares shall be computed by multiplying the respective Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less that one year and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

     d. Section 3(a)(i) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

     After the Initial Dividend Period with respect to any series of APS and upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem shares of any series of APS, in whole or in part, on the second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no share of APS will be subject to optional redemption during any Non-Call Period; provided, that shares of any series of APS may not be redeemed in part of any such partial redemption fewer than 500 shares of such series remain outstanding.

     e. Section 5 of Part I of the Certificate of Vote is hereby amended to add to such section as Section 5(g) the following :

     Right to Vote with Respect to Certain Other Matters. If the Fund has more than one series of APS outstanding, the affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding shares of each series of APS, each voting as a separate class, is required with respect to any matter that materially affects the series in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect any exchange, reclassification, or cancellation of all or part of the shares of the series; (3) effect an exchange, or create a right of exchange, of all or any part of the shares of the series;
(4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interest of a series of APS affected by a matter are substantially identical to the interests of another series of APS affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one class. The vote of holders of each series of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

     f. Section 6(a) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

     Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 12 in connection with the liquidation of the Fund.

     g. Section 15 of Part I of the Certificate of Vote is hereby amended to replace the definition of "APS Basic Maintenance Amount" with the following:

     "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of APS Outstanding on such date multiplied by $25,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each of the APS Outstanding that follow such Valuation Date (or to the 47th day after such Valuation Date, if such 47th day is earlier than the first following Dividend payment Date); (C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less (ii) either (A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of
(i)(A) through (i)(G) if such assets mature prior to or on the date of payment of the liability for which such assets are deposited and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

     h. Section 15 of Part I of the Certificate of Vote is hereby amended to replace the definition of "Mandatory Redemption Price" with the following:

     "Mandatory Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

     f. Section 15 of Part I of the Certificate of Vote is hereby amended to replace the definition of "Optional Redemption Price" with the following:

     "Optional Redemption Price" shall mean (i) $25,000 per share of APS in the case of a Rate Period less than one year, including any Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

     j. Section 15 of Part I of the Certificate of Vote is hereby amended to replace the definition of "Specific Redemption Provisions" with the following:

     "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund, and
(ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided, that during any Special Dividend Period of 365 or more days if, on the date of determination of the Applicable Rate, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

                            ARTICLES OF AMENDMENT TO
                       THE CERTIFICATE OF VOTE OF TRUSTEES
            CHANGING THE TIMING OF CERTAIN REPORTS TO RATING AGENCIES

     Van Kampen Pennsylvania Value Municipal Income Trust, a common law trust (the "Fund"), certifies to the Department of State of the Commonwealth of Pennsylvania as follows:

     FIRST: On September 25, 2003, the Board of Trustees of the Fund, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I of the Certificate of Vote of Trustees Establishing a Class of Preferred Shares (the "Certificate of Vote") of the Fund, authorized an amendment to the Certificate of Vote to change the timing of filing certain reports with rating agencies from quarterly to annually and to make conforming changes to the Certificate of Vote.

     SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I of the Certificate of Vote of the Fund, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

          a. Section 5(d)(ii) of Part I of the Certificate of Vote is hereby amended to replace the term "Quarterly Valuation Date" with the term "Annual Valuation Date."

          b. Section 9(b) of Part I of the Certificate of Vote is hereby amended to replace the second sentence and third sentence with the following sentences:

               The Fund shall also deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the last Valuation Date of each month on or before the third Business Day after such day. The Fund shall also deliver to S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) an APS Basic Maintenance Report whenever (i) the Fund shall have redeemed APS or Common Shares, (ii) the Fund shall fail to have S&P Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to 105% of the APS Basic Maintenance Amount, or (iii) whenever requested by Moody's or S&P, in each case on or before the third Business Day after such day.

          c. Section 9(c) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

               Within ten Business Days after an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in the APS Basic Maintenance Report prepared by the Fund on such date and (ii) that, in such Report, the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Annual Valuation Date, S&P Eligible Assets (if S&P is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

          d. The final clause of Section 13(a)(i) of Part I of the Certificate of Vote, which read "there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards;" is hereby amended to replace such clause with the following:

               there shall be an annual audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards;

          e.   The defined term "APS Basic Maintenance Report" in Section 15 of
               Part I of the Certificate of Vote is hereby amended to replace such definition with the following:

               "APS Basic Maintenance Report" shall mean a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), the APS Basic Maintenance Amount, the net asset value and market trading price per Common Share, and the total return percentage for the relevant valuation period.

          f. The defined term "Quarterly Valuation Date" in Section 15 of Part 1 of the Certificate of Vote and the listed definition for "Quarterly Valuation Date" are hereby amended to replace such defined term and definition with the following:

               "Annual Valuation Date" shall mean the last Business Day of each fiscal year of the Fund.

               IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of March 8, 2004.


                                            /s/ A. Thomas Smith III
                                            ----------------------------------
                                            A. Thomas Smith III
                                            Vice President and Secretary

State of New York  )
                   ) ss
County of New York )


               Then personally appeared before me A. Thomas Smith III, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Vice President and Secretary of Van Kampen Pennsylvania Value Municipal Income Trust.


                                            Before me,


                                            /s/ Rosemarie Costagliola
                                            ----------------------------------
                                            Notary Public


My commission expires: Nov. 9, 2006
                       ------------

                                   APPENDIX C

          ANNUAL REPORT OF THE ACQUIRING FUND, DATED OCTOBER 31, 2004

Item 1. Report to Shareholders

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Pennsylvania Value Municipal Income Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
SYMBOL: VPV
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (4/30/93)         7.10%          6.54%

10-year                           9.16          10.68

5-year                            9.39          11.48

1-year                            8.81           4.15
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Pennsylvania Municipal Bond Index is a broad-based statistical composite of Pennsylvania municipal bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen Pennsylvania Value Municipal Income Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Dennis Pietrzak, Executive Director; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the Fed) caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial-revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first ten months of 2004 (the final ten months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change without notice at any time.

In keeping with national patterns, issuance in the Pennsylvania market fell by
17.6 percent for the first nine months of 2004 compared to the same period one year earlier. Many local municipalities moved to take advantage of relatively low interest rates during the period by refinancing their existing debt. The state's economy remained one of the most solid in the country, and its credit ratings remained strong.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark, the Lehman Brothers Pennsylvania Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds we invested in, leading to the trust's outperformance versus its benchmark, which is unleveraged.

Interest rates spent much of the period at or near historic lows. Given these levels, our analysis indicated that there was little room for rates to fall further, and that as a result rates were more likely to go up than down over the intermediate term. This analysis led us to reduce the trust's interest-rate sensitivity to a level that was near that of its benchmark. While this approach served the trust well when rates declined during the summer, it was an overall drag on performance for the one-year period.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

-----------------------------------------------------------------------
        BASED ON       BASED ON     LEHMAN BROTHERS PENNSYLVANIA
          NAV        MARKET PRICE       MUNICIPAL BOND INDEX

         8.81%          4.15%                   5.63%
-----------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

With interest rates at such low levels, several of the trust's holdings were called away by issuers seeking to refinance their bonds at lower yields. Several of the trust's shorter maturity bonds were also prerefunded, and we sold many of these securities to take advantage of more compelling opportunities elsewhere. We reinvested the proceeds into securities that we believed had attractive total-return prospects, emphasizing bonds in the 13- to 18-year portion of the yield curve, especially those with the relatively lower interest-rate sensitivity. These bonds offer the dual benefit of a strong income stream and moderate vulnerability to shifting interest rates.

We continued to pursue relative-value opportunities at the long end of the market, buying securities when they offered attractive value and selling them once they met our performance targets in order to reinvest the proceeds elsewhere. As part of our conservative approach to interest-rate positioning, we also trimmed the trust's holdings of highly rate-sensitive zero coupon bonds.

We remained focused on keeping the trust's risk profile within a reasonable range through attention to credit quality and diversification. By the end of the 12-month period, more than 77 percent of the trust's total investments were invested in bonds rated AAA and AA; these represent the two highest tiers of credit ratings. The portfolio was also well diversified across the major sectors of the municipal bond market. Its three largest sector exposures were higher education, public education, and health care.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to comb the municipal bond markets for interesting opportunities.

There is no guarantee that any securities mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                              71.6%
AA/Aa                                                                 5.6
A/A                                                                   8.5
BBB/Baa                                                              14.3
TOP 5 SECTORS AS OF 10/31/04
Higher Education                                                     25.1%
Public Education                                                     16.2
Health Care                                                          12.8
Transportation                                                        9.2
General Purpose                                                       8.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                        COUPON   MATURITY      VALUE
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  159.8%
          PENNSYLVANIA  149.0%
$1,000    Allegheny Cnty, PA Arpt Auth Pittsburgh Intl Arpt
          Rfdg (AMT) (FGIC Insd)............................ 5.750%   01/01/18   $  1,074,800
 1,360    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys Ser
          A (MBIA Insd)..................................... 6.500    11/15/30      1,596,939
 2,000    Allegheny Cnty, PA Port Auth Spl Rev Trans
          (Prerefunded @ 03/01/09) (MBIA Insd).............. 6.000    03/01/24      2,300,900
   905    Allegheny Cnty, PA Residential Mtg Single Family
          Ser KK-2 (AMT) (GNMA Collateralized).............. 5.750    05/01/33        940,096
 1,525    Allegheny Cnty, PA Residential Mtg Single Family
          Ser MM (AMT) (GNMA Collateralized)................ 5.200    05/01/33      1,555,698
 1,000    Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd)... 5.500    12/01/24      1,107,140
 2,600    Allentown, PA Area Hosp Auth Rev Sacred Heart Hosp
          of Allentown Ser A Rfdg........................... 6.750    11/15/14      2,629,796
 1,000    Ambridge, PA Area Sch Dist (MBIA Insd) (a)........ 5.500    11/01/31      1,088,680
 2,775    Bensalem Twp, PA Sch Dist (FGIC Insd) (b)......... 5.000    08/15/20      2,963,894
 1,695    Berks Cnty, PA Muni Auth Albright College Proj
          (b)............................................... 5.500    10/01/16      1,844,957
 1,800    Berks Cnty, PA Muni Auth Albright College Proj
          (b)............................................... 5.500    10/01/17      1,945,710
 2,000    Berks Cnty, PA Muni Auth Hosp Rev Reading Hosp &
          Med Ctr Proj (Prerefunded @ 11/01/09) (FSA
          Insd)............................................. 6.000    11/01/29      2,349,060
 1,000    Bethlehem, PA Auth Wtr Gtd (FSA Insd)............. 5.000    11/15/19      1,091,980
 1,000    Canon McMillan Sch Dist PA Ser B (FGIC Insd)...... 5.500    12/01/29      1,090,240
   870    Carbon Cnty, PA Indl Dev Auth Panther Creek Partn
          Proj Rfdg (AMT) (LOC: Paribas & Union Bk of CA
          Intl)............................................. 6.650    05/01/10        944,133
 1,000    Central Dauphin, PA Sch Dist (FSA Insd)........... 5.000    12/01/19      1,086,850
 1,000    Chester Cnty, PA Indl Dev Auth Rev Collegium
          Charter Sch Proj Ser A (ACA Insd)................. 5.500    04/15/31      1,042,750
 1,000    Cumberland Cnty, PA Muni Auth Dickinson College
          Ser A (AMBAC Insd)................................ 5.500    11/01/30      1,090,350
 1,000    Delaware Cnty, PA Auth College Neumann College
          Rfdg.............................................. 6.000    10/01/31      1,031,080
 1,000    Delaware Cnty, PA Auth Hosp Rev Crozer Chester Med
          Ctr............................................... 6.000    12/15/09      1,021,630
 1,500    Delaware Vly, PA Regl Fin Auth.................... 5.750    07/01/17      1,781,100
 1,010    Erie, PA Ser A (FSA Insd)......................... 5.000    11/15/18      1,107,303
 1,000    Harrisburg, PA Auth Res Gtd Sub Ser D-2 (FSA
          Insd)............................................. 5.000    12/01/33      1,097,110
 1,575    Harrisburg, PA Auth Wtr Rev Rfdg (FSA Insd)....... 5.000    07/15/21      1,689,471
 2,000    Lehigh Cnty, PA Gen Purp Auth Cedar Crest College
          Rfdg.............................................. 6.700    04/01/26      2,097,160
 1,000    Luzerne Cnty, PA Ser A (MBIA Insd)................ 5.250    11/15/25      1,071,590
 5,000    Lycoming Cnty, PA Auth College Rev PA College of
          Technology (AMBAC Insd)........................... 5.375    07/01/30      5,350,150
 1,000    Mercer Cnty, PA (FGIC Insd)....................... 5.500    10/01/15      1,129,850
 1,000    Mifflin Cnty, PA Hosp Auth (Radian Insd).......... 6.200    07/01/25      1,126,050
 1,000    Monroe Cnty, PA Hosp Auth Rev Hosp Pocono
          Med Ctr........................................... 6.000    01/01/43      1,031,550

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                        COUPON   MATURITY      VALUE
---------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,150    Monroeville, PA Muni Auth San Swr Rev Ser B (MBIA
          Insd) (b)......................................... 5.250%   12/01/17   $  1,285,861
 1,000    Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp Rev
          Abington Mem Hosp Ser A........................... 5.125    06/01/32      1,007,970
   900    Montgomery Cnty, PA Indl Dev Auth Rev Res Rec
          Montenay Proj Ser A (MBIA Insd)................... 5.250    11/01/14      1,026,846
 1,225    Northampton Twp, PA (FGIC Insd) (b)............... 5.375    05/15/15      1,362,825
 1,500    Pennsylvania Intergvtl Coop Auth Spl Tax Rev
          Philadelphia Fdg Pgm Rfdg (FGIC Insd)............. 5.500    06/15/20      1,573,455
 1,000    Pennsylvania St Higher Ed Fac Auth College & Univ
          Rev Bryn Mawr College (MBIA Insd)................. 5.625    12/01/17      1,101,000
 1,000    Pennsylvania St Higher Ed Fac Auth Rev Drexel
          Univ.............................................. 5.500    05/01/17      1,117,640
 1,000    Pennsylvania St Higher Ed Fac Auth Rev
          La Salle Univ..................................... 5.500    05/01/34      1,029,550
 1,000    Pennsylvania St Higher Ed Fac Auth Rev Thomas
          Jefferson Univ.................................... 5.375    01/01/25      1,069,800
 1,000    Pennsylvania St Higher Ed Fac Messiah College Ser
          AA3 (Radian Insd)................................. 5.500    11/01/22      1,076,440
 1,645    Pennsylvania St Higher Ed Fac Philadelphia College
          Osteopathic Med (b)............................... 5.000    12/01/17      1,766,746
 1,725    Pennsylvania St Higher Ed Fac Philadelphia College
          Osteopathic Med (b)............................... 5.000    12/01/18      1,841,368
 2,000    Pennsylvania St Higher Ed UPMC Hlth Sys Ser A..... 6.000    01/15/31      2,138,420
 1,000    Pennsylvania St Indl Dev Auth Econ Dev
          (AMBAC Insd)...................................... 5.500    07/01/14      1,137,540
 3,015    Pennsylvania St Tpk Commn Ser T Rfdg (FGIC
          Insd)............................................. 5.500    12/01/10      3,448,316
 1,000    Philadelphia, PA Auth Indl Dev Amern College Of
          Physicians........................................ 5.500    06/15/27      1,047,710
 1,500    Philadelphia, PA Gas Wks Rev 1975 Gen Ordinance
          17th Ser (FSA Insd)............................... 5.375    07/01/19      1,652,685
 1,000    Philadelphia, PA Hosp & Higher Ed Fac Auth Hosp
          Rev PA Hosp Rfdg (Escrowed to Maturity)........... 6.250    07/01/06      1,067,720
 1,455    Philadelphia, PA Hosp & Higher Ed Fac Auth Rev
          Cmnty College Ser B Rfdg (MBIA Insd) (b).......... 6.500    05/01/09      1,685,996
 2,000    Philadelphia, PA Sch Dist Ser B (Prerefunded @
          09/01/05) (AMBAC Insd)............................ 5.500    09/01/18      2,081,980
 3,675    Philadelphia, PA Wtr & Wastewtr Rev Rfdg (AMBAC
          Insd)............................................. 5.500    06/15/07      3,992,924
 4,500    Pittsburgh & Allegheny Cnty, PA Pub Aud Regl Asset
          Dist Sales Tax (AMBAC Insd)....................... 5.000    02/01/24      4,685,805
 1,000    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser C Rfdg
          (AMT)............................................. 6.500    10/01/23      1,039,850
 1,570    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser C Rfdg
          (AMT) (GNMA Collateralized)....................... 5.700    04/01/30      1,611,731
 1,765    Quaker Valley, PA Sch Dist (FSA Insd) (b)......... 5.375    04/01/20      1,964,904

                                               See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                        COUPON   MATURITY      VALUE
---------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,000    Southcentral, PA Gen Auth Rev Wellspan Hlth Oblig
          (MBIA Insd)....................................... 5.375%   05/15/28   $  1,056,610
 1,500    Springfield, PA Sch Dist Delaware Cnty Ser A (FGIC
          Insd)............................................. 5.000    03/15/19      1,627,875
 1,000    State Pub Sch Bldg Auth PA Delaware Cnty College
          Proj (MBIA Insd).................................. 5.750    10/01/16      1,142,630
   360    State Pub Sch Bldg Auth PA Sch Conneaut Sch Dist
          Proj (FGIC Insd).................................. 5.250    11/01/19        397,328
 2,480    State Pub Sch Bldg Auth PA Sch Conneaut Sch Dist
          Proj (FGIC Insd) (b).............................. 5.250    11/01/23      2,682,269
   640    State Pub Sch Bldg Auth PA Sch Conneaut Sch Dist
          Proj (Prerefunded @ 11/01/13) (FGIC Insd)......... 5.250    11/01/19        733,753
 1,000    Susquehanna Area Regl Arpt Auth PA Ser A (AMT)
          (AMBAC Insd)...................................... 5.375    01/01/21      1,068,660
 1,000    Susquehanna Area Regl Arpt Auth PA Ser D.......... 5.375    01/01/18      1,031,600
 1,000    Union Cnty, PA Higher Edl Bucknell Univ Ser A..... 5.250    04/01/21      1,087,480
   500    Union Cnty, PA Higher Edl Bucknell Univ Ser A..... 5.250    04/01/22        541,140
 1,500    Washington Cnty, PA Auth Rev Cap Fdg Proj & Equip
          Pgm (AMBAC Insd).................................. 6.150    12/01/29      1,573,965
 1,350    Washington Cnty, PA Ser A (AMBAC Insd)............ 5.125    09/01/27      1,409,846
 1,000    Wayne Highlands, PA Sch Dist (FSA Insd)........... 5.375    04/01/14      1,134,530
 1,000    Wilson, PA Area Sch Dist (FGIC Insd).............. 5.125    03/15/16      1,097,640
 1,100    York Cnty, PA (AMBAC Insd)........................ 5.000    06/01/19      1,187,142
   500    York Cnty, PA Sch Technology Auth Lease Rev (FGIC
          Insd)............................................. 5.500    02/15/22        559,090
 1,000    York Cnty, PA Sch Technology Auth Lease Rev (FGIC
          Insd)............................................. 5.500    02/15/23      1,113,220
                                                                                 ------------
                                                                                  109,537,877
                                                                                 ------------
          GUAM  2.3%
 1,585    Guam Intl Arpt Auth Gen Ser B (MBIA Insd)......... 5.250    10/01/21      1,725,558
                                                                                 ------------

          PUERTO RICO  6.9%
 4,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
          Rfdg (FSA Insd)................................... 6.250    07/01/21      5,073,040
                                                                                 ------------

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                        COUPON   MATURITY      VALUE
---------------------------------------------------------------------------------------------
          U.S. VIRGIN ISLANDS  1.6%
$1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes
          Nt Ser A.......................................... 6.375%   10/01/19   $  1,158,180
                                                                                 ------------

TOTAL LONG-TERM INVESTMENTS  159.8%
  (Cost $109,595,572).........................................................    117,494,655
SHORT-TERM INVESTMENT  0.7%
  (Cost $500,000).............................................................        500,000
                                                                                 ------------
TOTAL INVESTMENTS  160.5%
  (Cost $110,095,572).........................................................    117,994,655
OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%...................................        549,831
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (61.2%)...................    (45,008,383)
                                                                                 ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%................................   $ 73,536,103
                                                                                 ============

Percentages are calculated as a percentage of net assets applicable to common shares.

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) The Trust owns 100% of the bond issuance.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

                                               See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $110,095,572).......................  $117,994,655
Cash........................................................        98,341
Interest Receivable.........................................     1,861,576
Other.......................................................         2,996
                                                              ------------
    Total Assets............................................   119,957,568
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,061,370
  Investment Advisory Fee...................................        60,034
  Income Distributions--Common Shares.......................        12,494
  Other Affiliates..........................................         6,324
Trustees' Deferred Compensation and Retirement Plans........       209,870
Accrued Expenses............................................        62,990
                                                              ------------
    Total Liabilities.......................................     1,413,082
Preferred Shares (including accrued distributions)..........    45,008,383
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 73,536,103
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($73,536,103 divided by
  4,476,965 shares outstanding).............................  $      16.43
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,476,965 shares issued and
  outstanding)..............................................  $     44,770
Paid in Surplus.............................................    64,698,968
Net Unrealized Appreciation.................................     7,899,083
Accumulated Undistributed Net Investment Income.............       563,335
Accumulated Net Realized Gain...............................       329,947
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 73,536,103
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 45,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $118,536,103
                                                              ============

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $5,800,209
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     704,634
Preferred Share Maintenance.................................     132,483
Trustees' Fees and Related Expenses.........................      61,950
Administrative Fee..........................................      34,337
Legal.......................................................      20,818
Custody.....................................................       7,896
Other.......................................................     130,567
                                                              ----------
    Total Expenses..........................................   1,092,685
                                                              ----------
NET INVESTMENT INCOME.......................................  $4,707,524
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  330,297
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   6,449,705
  End of the Period.........................................   7,899,083
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,449,378
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,779,675
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (518,485)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $5,968,714
                                                              ==========

                                               See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                FOR THE            FOR THE
                                                               YEAR ENDED         YEAR ENDED
                                                            OCTOBER 31, 2004   OCTOBER 31, 2003
                                                            -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................    $ 4,707,524        $ 4,936,473
Net Realized Gain.........................................        330,297          2,358,286
Net Unrealized Appreciation/Depreciation During the
  Period..................................................      1,449,378         (1,857,446)
Distributions to Preferred Shareholders:
  Net Investment Income...................................       (471,305)          (458,900)
  Net Realized Gain.......................................        (47,180)               -0-
                                                              -----------        -----------
Change in Net Assets Applicable to Common Shares from
  Operations..............................................      5,968,714          4,978,413

Distributions to Common Shareholders:
  Net Investment Income...................................     (4,484,412)        (4,640,249)
  Net Realized Gain.......................................       (466,557)               -0-
                                                              -----------        -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES...................................      1,017,745            338,164

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment............................................         54,749             17,374
                                                              -----------        -----------
TOTAL INCREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES..................................................      1,072,494            355,538
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period...................................     72,463,609         72,108,071
                                                              -----------        -----------
End of the Period (Including accumulated undistributed net
  investment income of $563,335 and $811,533,
  respectively)...........................................    $73,536,103        $72,463,609
                                                              ===========        ===========

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              ------------------------------
                                                               2004       2003      2002 (b)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 16.20    $ 16.12    $ 16.04
                                                              -------    -------    -------
  Net Investment Income.....................................     1.06       1.10       1.14
  Net Realized and Unrealized Gain/Loss.....................      .39        .12        .08
  Common Share Equivalent of Distributions Paid to Preferred
    Shareholders:
    Net Investment Income...................................     (.11)      (.10)      (.15)
    Net Realized Gain.......................................     (.01)       -0-        -0-
                                                              -------    -------    -------
Total from Investment Operations............................     1.33       1.12       1.07
Distributions Paid to Common Shareholders:
    Net Investment Income...................................    (1.00)     (1.04)      (.99)
    Net Realized Gain.......................................     (.10)       -0-        -0-
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 16.43    $ 16.20    $ 16.12
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 15.58    $ 16.05    $ 15.85
Total Return (a)............................................    4.15%      8.07%     11.76%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $  73.5    $  72.5    $  72.1
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.51%      1.53%      1.60%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.50%      6.76%      7.22%
Portfolio Turnover..........................................      18%        23%        16%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .93%       .95%       .98%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.85%      6.13%      6.26%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    1,800      1,800      1,800
Asset Coverage Per Preferred Share (e)......................  $65,858    $65,259    $65,061
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

(a)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .08%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------
      2001      2000       1999       1998       1997       1996       1995
-----------------------------------------------------------------------------
     $ 14.89   $ 14.42   $  15.98   $  15.48   $  14.83   $  14.68   $  12.57
     -------   -------   --------   --------   --------   --------   --------
        1.21      1.15       1.12       1.13       1.13       1.13       1.14
        1.07       .52      (1.57)       .49        .62        .13       2.19
        (.33)     (.42)      (.33)      (.35)      (.35)      (.36)      (.40)
         -0-       -0-        -0-        -0-        -0-        -0-        -0-
     -------   -------   --------   --------   --------   --------   --------
        1.95      1.25       (.78)      1.27       1.40        .90       2.93
        (.80)     (.78)      (.78)      (.77)      (.75)      (.75)      (.82)
         -0-       -0-        -0-        -0-        -0-        -0-        -0-
     -------   -------   --------   --------   --------   --------   --------
     $ 16.04   $ 14.89   $  14.42   $  15.98   $  15.48   $  14.83   $  14.68
     =======   =======   ========   ========   ========   ========   ========

     $ 15.11   $ 12.25   $12.4375   $14.9375   $ 13.625   $ 12.625   $  12.50
      30.60%     4.82%    -11.99%     15.59%     14.26%      7.17%     28.60%
     $  71.7   $  66.5   $   64.4   $   71.4   $   69.2   $   66.3   $   65.6
       1.83%     1.92%      1.87%      1.83%      1.91%      1.97%      2.03%
       7.78%     7.93%      7.23%      7.17%      7.51%      7.70%      8.27%
         20%       21%        28%         7%         9%        27%        43%

       1.11%     1.13%      1.13%      1.12%      1.14%      1.17%      1.17%
       5.64%     5.04%      5.13%      4.93%      5.15%      5.24%      5.35%

       1,800     1,800      1,800        900        900        900        900
     $64,811   $61,970   $ 60,800   $129,330   $126,872   $123,646   $122,900
     $25,000   $25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. As of October 31, 2004, the Trust had $1,061,370 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    At October 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $109,939,547
                                                              ============
Gross tax unrealized appreciation...........................  $  8,064,296
Gross tax unrealized depreciation...........................        (9,188)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  8,055,108
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                2004       2003
Distributions paid from:
  Ordinary income...........................................  $255,535    $15,447
  Long-Term Capital Gain....................................   513,737        -0-
                                                              --------    -------
                                                              $769,272    $15,447
                                                              ========    =======

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2004 fiscal year have been identified and appropriately reclassified. A permanent difference of $5 relating to book to tax accretion differences was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gain........................  $329,947

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%. In addition, the Trust paid a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to .00%.

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $8,000 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom LLP,

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $26,300 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2004 and October 31, 2003, paid in surplus related to common shares aggregated $64,698,968 and $64,644,252, respectively.

    Transactions in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
Beginning Shares........................................     4,473,660           4,472,625
Shares Issued Through Dividend Reinvestment.............         3,305               1,035
                                                             ---------           ---------
Ending Shares...........................................     4,476,965           4,473,660
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $22,076,581 and $21,140,801, respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 2004 was 1.700%. During the year ended October 31, 2004, the rates ranged from 0.800% to 1.950%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Pennsylvania Value Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Pennsylvania Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Pennsylvania Value Municipal Income Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 94.8% of the income distributions as a tax-exempt income distribution. The Trust designated and paid $513,737 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
J. Miles Branagan..........................................  4,096,598             43,863
Linda Hutton Heagy.........................................  4,103,028             37,433
Mitchell M. Merin..........................................  4,105,826             34,635
Wayne W. Whalen............................................  4,106,226             34,235

With regards to the election of the following trustee by preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Rod Dammeyer................................................   1,115                303

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, Jerry D. Choate, R. Craig Kennedy, Howard J Kerr, Jack E. Nelson, Richard
F. Powers, III, Hugo F. Sonnenschein, and Suzanne H. Woolsey.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1993  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1993  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1993  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE



Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1993  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                Van Kampen Funds Inc.
                                                1 Parkview Plaza, P.O. Box 5555
                                                Oakbrook Terrace, IL 60181-5555
                                                www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                Copyright (C)2004 Van Kampen
                                                Funds Inc. All rights reserved.
                                                Member NASD/SIPC.
                                                VPV ANR 12/04 RN04-02833P-Y10/04

                                   APPENDIX D

         SEMI-ANNUAL REPORT OF THE ACQUIRING FUND, DATED APRIL 30, 2005

Item 1. Report to Shareholders

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Pennsylvania Value Municipal Income Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
SYMBOL: VPV
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (4/30/93)             7.02%         6.11%

10-year                               8.04          7.88

5-year                                9.46         10.74

1-year                               10.32          8.47

6-month                               2.58         -1.65
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Pennsylvania Municipal Bond Index is a broad-based statistical composite of Pennsylvania municipal bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen Pennsylvania Value Municipal Income Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Dennis Pietrzak and John Reynoldson, Executive Directors of the Adviser; and Robert Wimmel, Vice President of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

The most significant development in the Pennsylvania municipal market during the period was the ongoing trend of refundings of municipal securities by issuers. Municipal borrowers were able to take advantage of rising short-term rates and relatively stable long-term rates, which in turn allowed them to refund outstanding debt. As a result, the Pennsylvania market saw a wave of refinancings, especially in education-related sectors.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers Pennsylvania Municipal Bond Index. On a market price basis, the trust underperformed its benchmark.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

------------------------------------------------------------
                                   LEHMAN BROTHERS
      BASED ON     BASED ON     PENNSYLVANIA MUNICIPAL
        NAV      MARKET PRICE         BOND INDEX

       2.58%        -1.65%              1.82%
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds held by the trust.

One of our key strategies in managing the trust during the period was to position it for rising interest rates. This approach was largely the result of our analysis of interest rates, which remained relatively low by historical standards even after rising from their multi-decade lows earlier. First, we kept the trust's duration (a measure of interest-rate sensitivity) below that of its benchmark. Second, to limit the trust's exposure to areas of the market that would be most likely susceptible to rising rates, we trimmed the trust's shorter-maturity bonds. We reinvested the proceeds from those sales into bonds with premium coupons and maturities between 20 and 30 years. In addition to offering relatively attractive income streams, these securities positioned the trust to benefit from any future flattening of the yield curve.

We kept the trust's exposure well diversified across the major sectors of the Pennsylvania municipal market. Much of our relative-value trading activity was focused on selling issues that had been pre-refunded, many of which were in the public education sector; and purchasing what we believed to be more attractive securities in the public education sector. The trust remained focused on investment-grade securities, with 100 percent of the portfolio rated BBB or higher at the end of the period.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

TOP 5 SECTORS AS OF 4/30/05                 RATINGS ALLOCATION AS OF 4/30/05
Higher Education              25.9%         AAA/Aaa                        68.3%
Health Care                   14.3          AA/Aa                           6.0
Public Education              13.6          A/A                            11.2
Transportation                 9.1          BBB/Baa                        14.5
General Purpose                8.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  160.9%
          PENNSYLVANIA  150.0%
$1,000    Allegheny Cnty, PA Arpt Auth Pittsburgh Intl
          Arpt Rfdg (AMT) (FGIC Insd)..................... 5.750%   01/01/18   $  1,069,130
 1,360    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys
          Ser A (MBIA Insd)............................... 6.500    11/15/30      1,573,330
 2,000    Allegheny Cnty, PA Port Auth Spl Rev Trans
          (Prerefunded @ 03/01/09) (MBIA Insd)............ 6.000    03/01/24      2,235,940
   905    Allegheny Cnty, PA Residential Mtg Single Family
          Ser KK-2 (AMT) (GNMA Collateralized)............ 5.750    05/01/33        941,535
 1,525    Allegheny Cnty, PA Residential Mtg Single Family
          Ser MM (AMT) (GNMA Collateralized).............. 5.200    05/01/33      1,560,837
 1,000    Allegheny Cnty, PA San Auth Swr Rev (Prerefunded
          @ 12/01/10) (MBIA Insd)......................... 5.500    12/01/24      1,118,930
 2,600    Allentown, PA Area Hosp Auth Rev Sacred Heart
          Hosp of Allentown Ser A Rfdg.................... 6.750    11/15/14      2,733,120
 1,695    Berks Cnty, PA Muni Auth Albright College Proj
          (a)............................................. 5.500    10/01/16      1,821,244
 1,800    Berks Cnty, PA Muni Auth Albright College Proj
          (a)............................................. 5.500    10/01/17      1,924,092
 2,000    Berks Cnty, PA Muni Auth Hosp Rev Reading Hosp &
          Med Ctr Proj (Prerefunded @ 11/01/09) (FSA
          Insd)........................................... 6.000    11/01/29      2,281,700
 1,000    Bethlehem, PA Auth Wtr Gtd (FSA Insd)........... 5.000    11/15/19      1,083,550
 1,000    Canon McMillan Sch Dist PA Ser B (FGIC Insd).... 5.500    12/01/29      1,090,090
   785    Carbon Cnty, PA Indl Dev Auth Panther Creek
          Partn Proj Rfdg (AMT) (LOC: Paribas & Union Bk
          of CA).......................................... 6.650    05/01/10        851,592
 1,000    Central Dauphin, PA Sch Dist (FSA Insd)......... 5.000    12/01/19      1,078,780
 1,000    Cheltenham Twp, PA (AMBAC Insd) (b)............. 5.000    01/01/28      1,056,700
 1,000    Chester Cnty, PA Indl Dev Auth Rev Collegium
          Charter Sch Proj Ser A (ACA Insd)............... 5.500    04/15/31      1,062,650
 1,000    Cumberland Cnty, PA Muni Auth Dickinson College
          Ser A (AMBAC Insd).............................. 5.500    11/01/30      1,088,920
 1,000    Delaware Cnty, PA Auth College Neumann College
          Rfdg............................................ 6.000    10/01/31      1,052,910
 1,500    Delaware Vly, PA Regl Fin Auth.................. 5.750    07/01/17      1,729,770
 1,010    Erie, PA Ser A (FSA Insd)....................... 5.000    11/15/18      1,094,385
 1,000    Harrisburg, PA Auth Res Gtd Sub Ser D-2 (FSA
          Insd)........................................... 5.000    12/01/33      1,088,890
 1,575    Harrisburg, PA Auth Wtr Rev Rfdg (FSA Insd)..... 5.000    07/15/21      1,682,982
 1,000    Jenkintown, PA Sch Dist Ser A (FGIC Insd)....... 5.000    05/15/28      1,042,510
 2,000    Lehigh Cnty, PA Gen Purp Auth Cedar Crest
          College Rfdg.................................... 6.700    04/01/26      2,082,640
 1,000    Luzerne Cnty, PA Ser A (MBIA Insd).............. 5.250    11/15/25      1,085,440
 5,000    Lycoming Cnty, PA Auth College Rev PA College of
          Technology (AMBAC Insd)......................... 5.375    07/01/30      5,371,750

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,000    Mercer Cnty, PA (FGIC Insd)..................... 5.500%   10/01/15   $  1,113,810
 1,000    Mifflin Cnty, PA Hosp Auth (Radian Insd)........ 6.200    07/01/25      1,114,540
 1,000    Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med
          Ctr............................................. 6.000    01/01/43      1,054,830
 1,150    Monroeville, PA Muni Auth San Swr Rev Ser B
          (MBIA Insd) (a)................................. 5.250    12/01/17      1,268,162
 1,000    Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp
          Rev Abington Mem Hosp Ser A..................... 5.125    06/01/32      1,013,830
   900    Montgomery Cnty, PA Indl Dev Auth Rev Res Rec
          Montenay Proj Ser A (MBIA Insd)................. 5.250    11/01/14      1,008,792
 1,000    Moon Area Sch Dist PA (FSA Insd)................ 5.000    11/15/25      1,067,480
 1,225    Northampton Twp, PA (FGIC Insd) (a)............. 5.375    05/15/15      1,347,733
 1,500    Pennsylvania Intergvtl Coop Auth Spl Tax Rev
          Philadelphia Fdg Pgm Rfdg (FGIC Insd)........... 5.500    06/15/20      1,540,035
 1,000    Pennsylvania St Higher Ed Fac Auth Rev Drexel
          Univ............................................ 5.500    05/01/17      1,106,390
 1,000    Pennsylvania St Higher Ed Fac Auth Rev La Salle
          Univ............................................ 5.500    05/01/34      1,046,950
 1,000    Pennsylvania St Higher Ed Fac Auth Rev Thomas
          Jefferson Univ.................................. 5.375    01/01/25      1,076,330
 1,500    Pennsylvania St Higher Ed Fac Auth Rev Univ
          Sciences Philadelphia Ser A (XLCA Insd)......... 5.000    11/01/36      1,564,680
 1,000    Pennsylvania St Higher Ed Fac Messiah College
          Ser AA3 (Radian Insd)........................... 5.500    11/01/22      1,083,990
 1,645    Pennsylvania St Higher Ed Fac Philadelphia
          College Osteopathic Med (a)..................... 5.000    12/01/17      1,757,617
 1,725    Pennsylvania St Higher Ed Fac Philadelphia
          College Osteopathic Med (a)..................... 5.000    12/01/18      1,833,675
 1,000    Pennsylvania St Higher Ed UPMC Hlth Sys Ser A... 6.250    01/15/17      1,129,140
 2,000    Pennsylvania St Higher Ed UPMC Hlth Sys Ser A... 6.000    01/15/31      2,200,800
 1,000    Pennsylvania St Indl Dev Auth Econ Dev (AMBAC
          Insd)........................................... 5.500    07/01/14      1,119,780
 3,015    Pennsylvania St Tpk Commn Ser T Rfdg (FGIC
          Insd)........................................... 5.500    12/01/10      3,362,810
 1,500    Pennsylvania St Univ............................ 5.000    09/01/35      1,578,495
 1,000    Philadelphia, PA Auth Indl Dev Amern College of
          Physicians...................................... 5.500    06/15/27      1,051,350
 1,500    Philadelphia, PA Gas Wks Rev 1975 Gen Ordinance
          17th Ser (FSA Insd)............................. 5.375    07/01/19      1,641,390
 1,000    Philadelphia, PA Hosp & Higher Ed Fac Auth Hosp
          Rev PA Hosp Rfdg (Escrowed to Maturity)......... 6.250    07/01/06      1,037,760
 1,455    Philadelphia, PA Hosp & Higher Ed Fac Auth Rev
          Cmnty College Ser B Rfdg (MBIA Insd) (a)........ 6.500    05/01/09      1,636,439
 3,675    Philadelphia, PA Wtr & Wastewtr Rev Rfdg (AMBAC
          Insd)........................................... 5.500    06/15/07      3,873,854

                                               See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$4,500    Pittsburgh & Allegheny Cnty, PA Pub Aud Regl
          Asset Dist Sales Tax (AMBAC Insd)............... 5.000%   02/01/24   $  4,756,950
 2,215    Pittsburgh, PA Pub Pkg Auth Rev Ser A Rfdg (FGIC
          Insd) (b)....................................... 5.000    12/01/25      2,332,196
 1,495    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser C
          Rfdg (AMT) (GNMA Collateralized)................ 5.700    04/01/30      1,534,408
 1,765    Quaker Vly, PA Sch Dist (Prerefunded @ 04/01/14)
          (FSA Insd) (a).................................. 5.375    04/01/20      2,007,264
 1,375    Red Lion, PA Area Sch Dist Ser A (FSA Insd)
          (a)............................................. 5.000    02/01/20      1,479,211
 1,000    Southcentral, PA Gen Auth Rev Wellspan Hlth
          Oblig (MBIA Insd)............................... 5.375    05/15/28      1,067,150
 1,000    State Pub Sch Bldg Auth PA Delaware Cnty College
          Proj (Prerefunded @ 10/01/10) (MBIA Insd)....... 5.750    10/01/16      1,127,840
   360    State Pub Sch Bldg Auth PA Sch Conneaut Sch Dist
          Proj (FGIC Insd)................................ 5.250    11/01/19        397,084
 2,480    State Pub Sch Bldg Auth PA Sch Conneaut Sch Dist
          Proj (FGIC Insd) (a)............................ 5.250    11/01/23      2,732,067
   640    State Pub Sch Bldg Auth PA Sch Conneaut Sch Dist
          Proj (Prerefunded @ 11/01/13) (FGIC Insd)....... 5.250    11/01/19        721,376
 1,000    Susquehanna Area Regl Arpt Auth PA Ser A (AMT)
          (AMBAC Insd).................................... 5.375    01/01/21      1,071,110
 1,000    Susquehanna Area Regl Arpt Auth PA Ser D........ 5.375    01/01/18      1,026,140
 1,000    Union Cnty, PA Higher Edl Bucknell Univ Ser A... 5.250    04/01/21      1,098,360
   500    Union Cnty, PA Higher Edl Bucknell Univ Ser A... 5.250    04/01/22        549,180
 1,350    Washington Cnty, PA Ser A (AMBAC Insd).......... 5.125    09/01/27      1,423,548
 1,000    Wayne Highlands, PA Sch Dist (FSA Insd)......... 5.375    04/01/14      1,117,480
 1,500    West Shore, PA Area Hosp Auth Holy Spirit Hosp
          Proj............................................ 6.250    01/01/32      1,603,830
 1,000    Wilson, PA Area Sch Dist (FGIC Insd)............ 5.125    03/15/16      1,088,130
 1,100    York Cnty, PA (AMBAC Insd)...................... 5.000    06/01/19      1,185,899
   500    York Cnty, PA Sch Technology Auth Lease Rev
          (FGIC Insd)..................................... 5.500    02/15/22        556,490
 1,000    York Cnty, PA Sch Technology Auth Lease Rev
          (FGIC Insd)..................................... 5.500    02/15/23      1,112,980
                                                                               ------------
                                                                                109,422,772
                                                                               ------------
          GUAM  2.4%
 1,585    Guam Intl Arpt Auth Gen Ser B (MBIA Insd)....... 5.250    10/01/21      1,746,876
                                                                               ------------

          PUERTO RICO  6.9%
 4,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          Y Rfdg (FSA Insd)............................... 6.250    07/01/21      5,077,720
                                                                               ------------

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          U. S. VIRGIN ISLANDS  1.6%
$1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Nt Ser A.................................. 6.375%   10/01/19   $  1,140,350
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  160.9%
  (Cost $110,110,891).......................................................    117,387,718
SHORT-TERM INVESTMENTS  2.9%
  (Cost $2,100,000).........................................................      2,100,000
                                                                               ------------
TOTAL INVESTMENTS  163.8%
  (Cost $112,210,891).......................................................    119,487,718
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1%)...............................     (1,548,084)
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (61.7%).................    (45,010,538)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $ 72,929,096
                                                                               ============

Percentages are calculated as a percentage of net assets applicable to common shares.

(a) The Trust owns 100% of the bond issuance.

(b) Securities purchased on a when-issued or delayed delivery basis.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $112,210,891).......................  $119,487,718
Cash........................................................       194,025
Receivables:
  Interest..................................................     1,863,507
  Investments Sold..........................................        85,000
Other.......................................................         1,185
                                                              ------------
    Total Assets............................................   121,631,435
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,354,723
  Investment Advisory Fee...................................        52,916
  Income Distributions--Common Shares.......................        10,465
  Other Affiliates..........................................         8,845
Trustees' Deferred Compensation and Retirement Plans........       220,432
Accrued Expenses............................................        44,420
                                                              ------------
    Total Liabilities.......................................     3,691,801
Preferred Shares (including accrued distributions)..........    45,010,538
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 72,929,096
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($72,929,096 divided by
  4,476,965 shares outstanding).............................  $      16.29
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,476,965 shares issued and
  outstanding)..............................................  $     44,770
Paid in Surplus.............................................    64,698,968
Net Unrealized Appreciation.................................     7,276,827
Accumulated Net Realized Gain...............................       472,680
Accumulated Undistributed Net Investment Income.............       435,851
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 72,929,096
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 45,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $117,929,096
                                                              ============

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $2,847,914
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     320,919
Preferred Share Maintenance.................................      66,377
Trustees' Fees and Related Expenses.........................      17,569
Legal.......................................................      16,621
Custody.....................................................       5,807
Other.......................................................      64,531
                                                              ----------
    Total Expenses..........................................     491,824
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,356,090
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  473,045
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   7,899,083
  End of the Period.........................................   7,276,827
                                                              ----------
Net Unrealized Depreciation During the Period...............    (622,256)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (149,211)
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (426,559)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $1,780,320
                                                              ==========

                                               See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                               FOR THE            FOR THE
                                                           SIX MONTHS ENDED      YEAR ENDED
                                                            APRIL 30, 2005    OCTOBER 31, 2004
                                                           -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $ 2,356,090        $ 4,707,524
Net Realized Gain........................................        473,045            330,297
Net Unrealized Appreciation/Depreciation During the
  Period.................................................       (622,256)         1,449,378
Distributions to Preferred Shareholders:
  Net Investment Income..................................       (395,279)          (471,305)
  Net Realized Gain......................................        (31,280)           (47,180)
                                                             -----------        -----------
Change in Net Assets Applicable to Common Shares from
  Operations.............................................      1,780,320          5,968,714
Distributions to Common Shareholders:
  Net Investment Income..................................     (2,088,295)        (4,484,412)
  Net Realized Gain......................................       (299,032)          (466,557)
                                                             -----------        -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES..................................       (607,007)         1,017,745

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment...........................................            -0-             54,749
                                                             -----------        -----------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES..........................................       (607,007)         1,072,494
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period..................................     73,536,103         72,463,609
                                                             -----------        -----------
End of the Period (Including accumulated undistributed
  net investment income of $435,851 and $563,335,
  respectively)..........................................    $72,929,096        $73,536,103
                                                             ===========        ===========

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 SIX
                                                               MONTHS
                                                                ENDED
                                                              APRIL 30,    ------------------
                                                                2005        2004       2003
                                                              -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................   $ 16.43     $ 16.20    $ 16.12
                                                               -------     -------    -------
  Net Investment Income.....................................       .53        1.06       1.10
  Net Realized and Unrealized Gain/Loss.....................      (.03)        .39        .12
  Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
    Net Investment Income...................................      (.09)       (.11)      (.10)
    Net Realized Gain.......................................      (.01)       (.01)       -0-
                                                               -------     -------    -------
Total from Investment Operations............................       .40        1.33       1.12
Distributions Paid to Common Shareholders:
    Net Investment Income...................................      (.47)      (1.00)     (1.04)
    Net Realized Gain.......................................      (.07)       (.10)       -0-
                                                               -------     -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................   $ 16.29     $ 16.43    $ 16.20
                                                               =======     =======    =======

Common Share Market Price at End of the Period..............   $ 14.81     $ 15.58    $ 16.05
Total Return (a)............................................    -1.65%*      4.15%      8.07%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................   $  72.9     $  73.5    $  72.5
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................     1.36%       1.51%      1.53%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................     6.54%       6.50%      6.76%
Portfolio Turnover..........................................       12%*        18%        23%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................      .84%        .93%       .95%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................     5.44%       5.85%      6.13%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................     1,800       1,800      1,800
Asset Coverage Per Preferred Share (e)......................   $65,522     $65,858    $65,259
Involuntary Liquidating Preference Per Preferred Share......   $25,000     $25,000    $25,000
Average Market Value Per Preferred Share....................   $25,000     $25,000    $25,000

*  Non-annualized

(a)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .08%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


Year Ended October 31,
----------------------------------------------------------------------------------------
     2002 (b)    2001      2000       1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------
     $ 16.04    $ 14.89   $ 14.42   $  15.98   $  15.48   $  14.83   $  14.68   $  12.57
     -------    -------   -------   --------   --------   --------   --------   --------
        1.14       1.21      1.15       1.12       1.13       1.13       1.13       1.14
         .08       1.07       .52      (1.57)       .49        .62        .13       2.19
        (.15)      (.33)     (.42)      (.33)      (.35)      (.35)      (.36)      (.40)
         -0-        -0-       -0-        -0-        -0-        -0-        -0-        -0-
     -------    -------   -------   --------   --------   --------   --------   --------
        1.07       1.95      1.25       (.78)      1.27       1.40        .90       2.93
        (.99)      (.80)     (.78)      (.78)      (.77)      (.75)      (.75)      (.82)
         -0-        -0-       -0-        -0-        -0-        -0-        -0-        -0-
     -------    -------   -------   --------   --------   --------   --------   --------
     $ 16.12    $ 16.04   $ 14.89   $  14.42   $  15.98   $  15.48   $  14.83   $  14.68
     =======    =======   =======   ========   ========   ========   ========   ========

     $ 15.85    $ 15.11   $ 12.25   $12.4375   $14.9375   $ 13.625   $ 12.625   $  12.50
      11.76%     30.60%     4.82%    -11.99%     15.59%     14.26%      7.17%     28.60%
     $  72.1    $  71.7   $  66.5   $   64.4   $   71.4   $   69.2   $   66.3   $   65.6
       1.60%      1.83%     1.92%      1.87%      1.83%      1.91%      1.97%      2.03%
       7.22%      7.78%     7.93%      7.23%      7.17%      7.51%      7.70%      8.27%
         16%        20%       21%        28%         7%         9%        27%        43%

        .98%      1.11%     1.13%      1.13%      1.12%      1.14%      1.17%      1.17%
       6.26%      5.64%     5.04%      5.13%      4.93%      5.15%      5.24%      5.35%

       1,800      1,800     1,800      1,800        900        900        900        900
     $65,061    $64,811   $61,970   $ 60,800   $129,330   $126,872   $123,646   $122,900
     $25,000    $25,000   $25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000    $25,000   $25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. As of April 30, 2005, the Trust had $3,354,723 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $112,041,596
                                                              ============
Gross tax unrealized appreciation...........................  $  7,470,623
Gross tax unrealized depreciation...........................       (24,501)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  7,446,122
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2004 was as follows:

Distributions paid from:
  Ordinary income...........................................  $255,535
  Long Term Capital Gain....................................   513,737
                                                              --------
                                                              $769,272
                                                              ========

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gain........................  $329,947

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of approximately $18,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2005 and October 31, 2004, paid in surplus related to common shares aggregated $64,698,968.

    Transactions in common shares were as follows:

                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2005     OCTOBER 31, 2004
Beginning Shares........................................     4,476,965           4,473,660
Shares Issued Through Dividend Reinvestment.............           -0-               3,305
                                                             ---------           ---------
Ending Shares...........................................     4,476,965           4,476,965
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $13,744,039 and $13,578,754, respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 2005 was 2.850%. During the six months ended April 30, 2005, the rates ranged from 1.500% to 2.850%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and
Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and
Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VKL SAR 6/05 RN05-01327P-Y04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX E

   ANNUAL REPORT OF VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST,
                             DATED OCTOBER 31, 2004

Item 1.  Reports to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Advantage Pennsylvania Municipal Income Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST
SYMBOL: VAP
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (9/25/92)         7.97%         7.22%

10-year                           8.67          9.88

5-year                            9.01          9.54

1-year                            9.30          6.95
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Pennsylvania Municipal Bond Index is a broad-based statistical composite of Pennsylvania municipal bonds. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen Advantage Pennsylvania Municipal Income Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Dennis Pietrzak, Executive Director; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the Fed) caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial-revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first 10 months of 2004 (the final 10 months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change without notice at any time.

In keeping with national patterns, issuance in the Pennsylvania market fell by
17.6 percent for the first nine months of 2004 compared to the same period one year earlier. Many local municipalities moved to take advantage of relatively low interest rates during the period by refinancing their existing debt. The state's economy remained one of the most solid in the country, and its credit ratings remained strong.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly, as they did during the reporting period. On both an NAV basis and a market price basis, the trust outperformed its benchmark index, the Lehman Brothers Pennsylvania Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds we invested in, leading to the trust's outperformance versus its benchmark, which is unleveraged.

Interest rates spent much of the period at or near historic lows. Given these levels, our analysis indicated that there was little room for rates to fall further, and that as a result, rates were more likely to go up than down over the intermediate term. This analysis led us to reduce the trust's interest-rate sensitivity to a level that was near that of its benchmark. While this approach served the trust well when rates declined during the summer, it was overall a drag on performance for the one-year period.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

-----------------------------------------------------------------------
        BASED ON       BASED ON     LEHMAN BROTHERS PENNSYLVANIA
          NAV        MARKET PRICE       MUNICIPAL BOND INDEX

         9.30%          6.95%                   5.63%
-----------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

With interest rates at such low levels, several of the trust's holdings were called away by issuers seeking to refinance their bonds at lower yields. Several of the trust's shorter maturity bonds were also prerefunded, and we sold many of these securities to take advantage of more compelling opportunities elsewhere. We reinvested the proceeds into securities that we believed had attractive total-return prospects, emphasizing bonds in the 13- to 18-year portion of the yield curve, especially those with the relatively lower interest-rate sensitivity. These bonds offer the dual benefit of a strong income stream and moderate vulnerability to shifting interest rates.

We continued to pursue relative value opportunities at the long end of the market, buying securities when we believed they offered attractive value and selling them once they met our performance targets in order to reinvest the proceeds elsewhere. As part of our conservative approach to interest-rate positioning, we also trimmed the trust's holdings of highly rate-sensitive zero coupon bonds.

We remained focused on keeping the trust's risk profile within a reasonable range through attention to credit quality and diversification. By the end of the 12-month period, more than 86 percent of the trust's total investments was invested in bonds rated AAA and AA; these represent the two highest tiers of credit ratings. The portfolio was also well diversified across the major sectors of the municipal bond market. Its three largest sector exposures were water and sewer, public education, and higher education.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to comb the municipal bond markets for interesting opportunities.

There is no guarantee that any securities mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                              74.6%
AA/Aa                                                                12.0
A/A                                                                   8.5
BBB/Baa                                                               4.9
TOP 5 SECTORS AS OF 10/31/04
Water & Sewer                                                        20.3%
Public Education                                                     18.7
Higher Education                                                     16.2
Health Care                                                          10.3
General Purpose                                                      10.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY     VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  149.2%
          PENNSYLVANIA  147.7%
$1,000    Allegheny Cnty, PA Higher Ed Bldg Carnegie Mellon
          Univ............................................. 5.125%   03/01/32  $  1,026,680
 1,500    Allegheny Cnty, PA Higher Ed Bldg Carnegie Mellon
          Univ............................................. 5.250    03/01/32     1,557,210
   905    Allegheny Cnty, PA Residential Mtg Single Family
          Ser KK-2 (AMT) (GNMA Collateralized)............. 5.750    05/01/33       940,096
 1,000    Allegheny Cnty, PA San Auth Swr (MBIA Insd)...... 5.750    12/01/13     1,153,070
 1,830    Allegheny Cnty, PA San Auth Swr (MBIA Insd)...... 5.750    12/01/18     2,108,471
 2,000    Allegheny Cnty, PA San Auth Swr Rev (MBIA
          Insd)............................................ 5.500    12/01/24     2,214,280
 2,640    Bensalem Twp, PA Sch Dist (FGIC Insd) (a)........ 5.000    08/15/18     2,845,366
 1,000    Bethlehem, PA Auth Wtr Gtd (FSA Insd)............ 5.000    11/15/19     1,091,980
 1,150    Bucks Cnty, PA Wtr & Swr Rev Neshaminy
          Interceptor Ser A (AMBAC Insd) (a)............... 5.375    06/01/14     1,302,179
 1,215    Bucks Cnty, PA Wtr & Swr Rev Neshaminy
          Interceptor Ser A (AMBAC Insd) (a)............... 5.375    06/01/15     1,361,748
   870    Carbon Cnty, PA Indl Dev Auth Panther Creek Partn
          Proj Rfdg (AMT) (LOC: Paribas & Union Bk of CA
          Intl)............................................ 6.650    05/01/10       944,133
 1,500    Central Dauphin, PA Sch Dist (FSA Insd).......... 5.000    12/01/19     1,630,275
 5,000    Dauphin Cnty, PA Genl Auth Hosp Rev Hapsco
          Western PA Hosp Proj B Rfdg (Escrowed to
          Maturity) (MBIA Insd)............................ 6.250    07/01/16     5,930,100
 1,000    Delaware Cnty, PA Auth College Neumann College
          Rfdg............................................. 6.000    10/01/31     1,031,080
 1,000    Delaware Cnty, PA Cap Apprec Rfdg................   *      11/15/10       817,090
 1,045    Delaware Cnty, PA Cap Apprec Rfdg................   *      11/15/11       812,477
 1,225    Delaware Cnty, PA Cap Apprec Rfdg................   *      11/15/12       905,655
 1,500    Delaware Vly, PA Regl Fin Auth................... 5.750    07/01/17     1,781,100
 2,735    Exeter Twp, PA Sch Dist (FGIC Insd).............. 5.000    05/15/25     2,861,494
 2,000    Greater Latrobe, PA Sch Auth (FGIC Insd)......... 5.250    04/01/17     2,226,840
 1,500    Harrisburg, PA Auth Res Gtd Sub Ser D-2 (FSA
          Insd)............................................ 5.000    12/01/33     1,645,665
 1,000    Lycoming Cnty, PA Auth College Rev PA College of
          Technology (AMBAC Insd).......................... 5.350    07/01/26     1,077,210
 1,095    Mars, PA Area Sch Dist Ser AA (MBIA Insd)........   *      09/01/19       566,170
 1,095    Mars, PA Area Sch Dist Ser AA (MBIA Insd)........   *      09/01/20       535,707
 1,095    Mars, PA Area Sch Dist Ser AA (MBIA Insd)........   *      09/01/21       503,711
 2,500    Mercer Cnty, PA Indl Dev Auth Wtr Facs
          Philadelphia Sub Corp (AMT) (MBIA Insd).......... 6.000    07/01/30     2,758,275
 1,000    Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med
          Ctr.............................................. 6.000    01/01/43     1,031,550

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY     VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,205    Monroeville, PA Muni Auth San Ser B (MBIA
          Insd)............................................ 5.250%   12/01/18  $  1,342,972
 1,350    Monroeville, PA Muni Auth San Ser B (MBIA Insd)
          (a).............................................. 5.250    12/01/20     1,470,946
 1,500    Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp
          Rev Abington Mem Hosp Ser A...................... 5.125    06/01/32     1,511,955
 1,000    Montgomery Cnty, PA Indl Dev Auth Rev Res Rec
          Montenay Proj Ser A (MBIA Insd).................. 5.250    11/01/14     1,140,940
 2,395    Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          66A (AMT)........................................ 5.650    04/01/29     2,458,252
 2,000    Pennsylvania St Higher Ed Fac Auth Rev Drexel
          Univ............................................. 5.500    05/01/17     2,235,280
 1,000    Pennsylvania St Higher Ed Fac Auth Rev La Salle
          Univ............................................. 5.500    05/01/34     1,029,550
 1,000    Pennsylvania St Higher Ed Fac Auth Rev Thomas
          Jefferson........................................ 5.375    01/01/25     1,069,800
 1,500    Pennsylvania St Higher Ed Fac Clarion Univ Fndtn
          Inc Ser A (XLCA Insd)............................ 5.250    07/01/18     1,639,050
 1,500    Pennsylvania St Higher Ed Fac Clarion Univ Fndtn
          Inc Ser A (XLCA Insd)............................ 5.000    07/01/33     1,534,335
 1,000    Pennsylvania St Higher Ed Fac Messiah College Ser
          AA3 (Radian Insd)................................ 5.500    11/01/22     1,076,440
 1,560    Pennsylvania St Higher Ed Fac Philadelphia
          College Osteopathic Med (a)...................... 5.000    12/01/16     1,688,341
 1,850    Pennsylvania St Higher Ed UPMC Hlth Sys Ser A.... 6.000    01/15/31     1,978,038
 3,015    Pennsylvania St Tpk Commn Ser T Rfdg (FGIC
          Insd)............................................ 5.500    12/01/10     3,448,316
 1,970    Pennsylvania St Univ Rfdg........................ 5.250    03/01/18     2,168,714
 1,500    Philadelphia, PA (FSA Insd)...................... 5.250    09/15/25     1,606,485
 1,005    Philadelphia, PA Auth Indl Dev Amern College Of
          Physicians....................................... 5.500    06/15/27     1,052,949
 2,500    Philadelphia, PA Auth Indl Dev Philadelphia Arpt
          Sys Proj Ser A (AMT) (FGIC Insd)................. 5.250    07/01/28     2,593,750
 4,250    Philadelphia, PA Gas Wks Rev 12th Ser B (Escrowed
          to Maturity) (MBIA Insd)......................... 7.000    05/15/20     5,334,047
 4,100    Philadelphia, PA Wtr & Swr Rev Cap Apprec 14th
          Ser (MBIA Insd)..................................   *      10/01/07     3,826,120
 5,000    Pittsburgh & Allegheny Cnty, PA Pub Aud Regl
          Asset Dist Sales Tax (AMBAC Insd)................ 5.000    02/01/24     5,206,450
 2,500    Pittsburgh, PA Ser A (AMBAC Insd)................ 5.500    09/01/17     2,748,000
 2,000    Pittsburgh, PA Ser A (Prerefunded @ 09/01/09)
          (FGIC Insd)...................................... 5.750    09/01/21     2,264,980
 2,000    Pittsburgh, PA Wtr & Swr Rfdg (FGIC Insd)........ 6.500    09/01/13     2,421,480
 1,000    Southcentral, PA Gen Auth Rev Wellspan Hlth Oblig
          (MBIA Insd)...................................... 5.375    05/15/28     1,056,610

                                               See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY     VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,610    Springfield, PA Sch Dist Delaware Cnty Ser A
          (FGIC Insd)...................................... 5.000%   03/15/19  $  1,747,252
   685    State Pub Sch Bldg Auth PA Sch Conneaut Sch Dist
          (FGIC Insd)...................................... 5.250    11/01/18       758,774
 1,220    State Pub Sch Bldg Auth PA Sch Conneaut Sch Dist
          (Prerefunded @ 11/01/13) (FGIC Insd)............. 5.250    11/01/18     1,398,718
 1,205    State Pub Sch Bldg Auth PA Sch Tuscarora Sch Dist
          Proj (FSA Insd) (a).............................. 5.250    04/01/20     1,316,716
 1,270    State Pub Sch Bldg Auth PA Sch Tuscarora Sch Dist
          Proj (FSA Insd) (a).............................. 5.250    04/01/21     1,381,100
 1,500    Susquehanna Area Regl Arpt Auth PA Arpt Ser D.... 5.375    01/01/18     1,547,400
 1,850    Trinity Area Sch Dist PA (FGIC Insd)............. 5.250    11/01/20     2,031,503
   535    Unity Twp, PA Muni Auth Gtd Swr Cap Apprec
          (Escrowed to Maturity) (AMBAC Insd)..............   *      11/01/14       360,847
 1,285    Unity Twp, PA Muni Auth Swr Rev (FSA Insd)....... 5.000    12/01/24     1,358,489
 1,075    Wilson, PA Sch Dist Second Ser (FSA Insd)........ 5.375    05/15/16     1,209,891
 1,100    York Cnty, PA (AMBAC Insd)....................... 5.000    06/01/20     1,181,323
                                                                               ------------
                                                                                110,855,425
                                                                               ------------

          U.S. VIRGIN ISLANDS  1.5%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A (ACA Insd)........................... 6.125    10/01/29     1,120,460
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  149.2%
  (Cost $102,425,992)........................................................   111,975,885
SHORT-TERM INVESTMENTS  2.3%
  (Cost $1,700,000)..........................................................     1,700,000
                                                                               ------------
TOTAL INVESTMENTS  151.5%
  (Cost $104,125,992)........................................................   113,675,885
OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%..................................     1,382,780
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (53.4%)..................   (40,038,140)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................  $ 75,020,525
                                                                               ============

    Percentages are calculated as a percentage of net assets applicable to common shares.

(a) The Trust owns 100% of the bond issuance.

*   Zero coupon bond

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $104,125,992).......................  $113,675,885
Cash........................................................        78,242
Interest Receivable.........................................     1,675,787
Other.......................................................         2,035
                                                              ------------
    Total Assets............................................   115,431,949
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        58,223
  Income Distributions--Common Shares.......................        15,830
  Other Affiliates..........................................         6,358
Trustees' Deferred Compensation and Retirement Plans........       210,570
Accrued Expenses............................................        82,303
                                                              ------------
    Total Liabilities.......................................       373,284
Preferred Shares (including accrued distributions)..........    40,038,140
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 75,020,525
                                                              ============
NET ASSET VALUE PER COMMON SHARE
($75,020,525 divided by 4,368,552 shares outstanding).......  $      17.17
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,368,552 shares issued and
  outstanding)..............................................  $     43,686
Paid in Surplus.............................................    64,233,585
Net Unrealized Appreciation.................................     9,549,893
Accumulated Net Realized Gain...............................       830,014
Accumulated Undistributed Net Investment Income.............       363,347
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 75,020,525
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 40,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $115,020,525
                                                              ============

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $5,587,944
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     683,463
Preferred Share Maintenance.................................     115,660
Trustees' Fees and Related Expenses.........................      61,895
Administrative Fee..........................................      33,350
Legal.......................................................      20,800
Custody.....................................................       7,220
Other.......................................................     137,752
                                                              ----------
    Total Expenses..........................................   1,060,140
                                                              ----------
NET INVESTMENT INCOME.......................................  $4,527,804
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  829,941
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   8,168,124
  End of the Period.........................................   9,549,893
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,381,769
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $2,211,710
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (481,527)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $6,257,987
                                                              ==========

                                               See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 4,527,804         $ 4,823,820
Net Realized Gain.......................................        829,941           2,009,409
Net Unrealized Appreciation/Depreciation During the
  Period................................................      1,381,769          (1,150,733)
Distributions to Preferred Shareholders:
  Net Investment Income.................................       (340,314)           (341,199)
  Net Realized Gain.....................................       (141,213)            (97,678)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      6,257,987           5,243,619

Distributions to Common Shareholders:
  Net Investment Income.................................     (4,293,918)         (4,748,108)
  Net Realized Gain.....................................     (1,876,119)           (887,691)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................         87,950            (392,180)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     74,932,575          75,324,755
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $363,347 and $467,428,
  respectively).........................................    $75,020,525         $74,932,575
                                                            ===========         ===========

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              ------------------------------
                                                               2004       2003      2002 (e)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 17.15    $ 17.24    $ 17.28
                                                              -------    -------    -------
  Net Investment Income.....................................     1.03       1.11       1.19
  Net Realized and Unrealized Gain/Loss.....................      .51        .19        .08
  Common Share Equivalent of Distributions Paid to Preferred
    Shareholders:
    Net Investment Income...................................     (.08)      (.08)      (.12)
    Net Realized Gain.......................................     (.03)      (.02)      (.03)
                                                              -------    -------    -------
Total from Investment Operations............................     1.43       1.20       1.12
Distributions Paid to Common Shareholders:
    Net Investment Income...................................     (.98)     (1.09)     (1.05)
    Net Realized Gain.......................................     (.43)      (.20)      (.11)
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 17.17    $ 17.15    $ 17.24
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 15.90    $ 16.23    $ 16.45
Total Return (a)............................................    6.95%      6.54%     11.96%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $  75.0    $  74.9    $  75.3
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (b)................................................    1.43%      1.43%      1.50%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (b)...........................    6.13%      6.40%      7.02%
Portfolio Turnover..........................................       8%        31%        19%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (b)................................................     .93%       .93%       .97%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    5.67%      5.95%      6.32%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    1,600      1,600      1,600
Asset Coverage Per Preferred Share (d)......................  $71,912    $71,846    $72,101
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

(a)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c)Ratios reflect the effect of dividend payments to preferred shareholders.

(d)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(e)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

                  YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------
      2001       2000      1999       1998       1997       1996       1995
-----------------------------------------------------------------------------
     $ 16.40   $  16.18   $ 17.66   $  17.23   $  16.72   $  16.69   $  14.63
     -------   --------   -------   --------   --------   --------   --------
        1.21       1.27      1.24       1.24       1.25       1.24       1.25
        1.15        .28     (1.46)       .47        .54        .04       2.06
        (.25)      (.37)     (.30)      (.32)      (.32)      (.32)      (.36)
        (.09)       -0-       -0-        -0-        -0-        -0-        -0-
     -------   --------   -------   --------   --------   --------   --------
        2.02       1.18      (.52)      1.39       1.47        .96       2.95
        (.93)      (.96)     (.96)      (.96)      (.96)      (.93)      (.89)
        (.21)       -0-       -0-        -0-        -0-        -0-        -0-
     -------   --------   -------   --------   --------   --------   --------
     $ 17.28   $  16.40   $ 16.18   $  17.66   $  17.23   $  16.72   $  16.69
     =======   ========   =======   ========   ========   ========   ========

     $ 15.75   $14.9375   $14.625   $  17.25   $16.4375   $ 15.125   $  14.00
      13.31%      9.10%   -10.14%     11.03%     15.38%     14.85%     23.03%
     $  75.4   $   71.5   $  70.6   $   77.0   $   75.2   $   72.9   $   72.8
       1.71%      1.78%     1.69%      1.67%      1.70%      1.77%      1.77%
       7.12%      7.89%     7.22%      7.11%      7.41%      7.48%      7.96%
         17%        31%        7%         3%         2%         2%         9%

       1.10%      1.13%     1.10%      1.10%      1.10%      1.14%      1.12%
       5.70%      5.59%     5.45%      5.25%      5.48%      5.52%      5.68%

       1,600      1,600     1,600        800        800        800        800
     $72,107   $ 69,704   $69,097   $146,292   $143,968   $141,175   $141,025
     $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Pennsylvania Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp., merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, the Trust had no when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

At October 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $104,016,610
                                                                ============
Gross tax unrealized appreciation...........................    $  9,659,275
Gross tax unrealized depreciation...........................             -0-
                                                                ------------
Net tax unrealized appreciation on investments..............    $  9,659,275
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                 2004          2003
Distributions paid from:
  Ordinary income...........................................  $  155,669    $   43,589
  Long-term capital gain....................................   1,897,804       962,055
                                                              ----------    ----------
                                                              $2,053,473    $1,055,644
                                                              ==========    ==========

    Due to inherent differences in the recognition of income, expenses and realized gains/ losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2004 fiscal year have been identified and appropriately reclassified. A permanent difference relating to excise taxes paid which are not deductible for tax purposes totaling $2,488 was reclassified from accumulated undistributed net investment income to paid in surplus. Also, a permanent difference of $141 relating to book to tax accretion differences was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $ 38,539
Undistributed long-term capital gain........................    $791,896

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%. In addition, the Trust paid a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to .00%.

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $7,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $26,600 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $9,357,961 and $15,194,550, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 2004 was 1.450%. During the year ended October 31, 2004, the rates ranged from 0.880% to 1.490%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

5. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Advantage Pennsylvania Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Advantage Pennsylvania Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Advantage Pennsylvania Municipal Income Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - CHAIRMAN
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 99.2% of the income distributions as a tax-exempt income distribution. The Trust designated and paid $1,897,804 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy...........................................  4,103,149             30,754
Jack E. Nelson.............................................  4,105,652             28,251
Richard F. Powers, III.....................................  4,109,533             24,370

With regard to the election of the following trustee by preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Hugo F. Sonnenschein........................................   1,329                --

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, J. Miles Branagan, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Mitchell M. Merin, Wayne W. Whalen, and Suzanne H. Woolsey.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1992  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1992  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1992  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VAP ANR
                                                 12/04 RN04-02827P-Y10/04

                                   APPENDIX F

SEMI-ANNUAL REPORT OF VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST,
                              DATED APRIL 30, 2005

Item 1. Reports to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Advantage Pennsylvania Municipal Income Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST
SYMBOL: VAP
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (9/25/92)             7.86%         6.49%

10-year                               7.71          7.40

5-year                                9.23          8.25

1-year                               10.54          6.67

6-month                               2.55         -5.04
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Pennsylvania Municipal Bond Index is a broad-based statistical composite of Pennsylvania municipal bonds. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen Advantage Pennsylvania Municipal Income Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Dennis Pietrzak and John Reynoldson, Executive Directors of the Adviser; and Robert Wimmel, Vice President of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four, "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

The most significant development in the Pennsylvania municipal market over the period was the ongoing trend of refundings of municipal securities by issuers. Municipal borrowers were able to take advantage of rising short-term rates and relatively stable long-term rates, which in turn allowed them to refund outstanding debt. As a result, the Pennsylvania market saw a wave of refinancings, especially in education-related sectors.

(1)Team members may change without notice at any time.
 2

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers Pennsylvania Municipal Bond Index. On a market price basis, the trust underperformed its benchmark.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

-----------------------------------------------------------------------
      BASED ON     BASED ON              LEHMAN BROTHERS
        NAV      MARKET PRICE   PENNSYLVANIA MUNICIPAL BOND INDEX

       2.55%        -5.04%                    1.82%
-----------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds in which the trust invested.

One of our key strategies in managing the trust was to position it for rising interest rates. This approach was largely the result of our analysis of interest rates, which remained relatively low by historical standards even after rising from their multi-decade lows earlier. First, we kept the trust's duration (a measure of interest-rate sensitivity) below that of its benchmark. Second, to limit the trust's exposure to areas of the market that would be most likely susceptible to rising rates, we also trimmed the trust's shorter-maturity bonds. We reinvested the proceeds from those sales into bonds with premium coupons and maturities between 20 and 30 years. In addition to offering relatively attractive income streams, these securities positioned the trust to benefit from any future flattening of the yield curve.

We kept the trust's exposure well diversified across the major sectors of the Pennsylvania municipal market. Much of our relative-value trading activity was focused on selling issues that had been pre-refunded, many of which were in the public education sector; and purchasing what we believed were more attractive securities in the public education sector. The trust remained focused on investment-grade securities, with 100 percent of the portfolio rated BBB or higher at the end of the period.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATIONS AS OF 4/30/05           TOP FIVE SECTORS AS OF 4/30/05
AAA/Aaa                         75.4%       Public Education              18.3%
AA/Aa                            8.9        Higher Education              18.0
A/A                              9.4        Water & Sewer                 16.8
BBB/Baa                          6.3        Health Care                   11.9
                                            General Purpose                8.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  148.9%
          PENNSYLVANIA  147.4%
$1,000    Allegheny Cnty, PA Higher Ed Bldg Carnegie
          Mellon Univ..................................... 5.125%   03/01/32   $  1,045,360
 1,500    Allegheny Cnty, PA Higher Ed Bldg Carnegie
          Mellon Univ..................................... 5.250    03/01/32      1,586,940
   905    Allegheny Cnty, PA Residential Mtg Single Family
          Ser KK-2 (AMT) (GNMA Collateralized)............ 5.750    05/01/33        941,535
 1,000    Allegheny Cnty, PA San Auth Swr (MBIA Insd)..... 5.750    12/01/13      1,128,150
 1,830    Allegheny Cnty, PA San Auth Swr (Prerefunded @
          12/01/10) (MBIA Insd)........................... 5.750    12/01/18      2,070,810
 2,000    Allegheny Cnty, PA San Auth Swr Rev (Prerefunded
          @ 12/01/10) (MBIA Insd)......................... 5.500    12/01/24      2,237,860
 2,640    Bensalem Twp, PA Sch Dist (FGIC Insd) (a)....... 5.000    08/15/18      2,842,646
 1,000    Bethlehem, PA Auth Wtr Gtd (FSA Insd)........... 5.000    11/15/19      1,083,550
 1,150    Bucks Cnty, PA Wtr & Swr Rev Neshaminy
          Interceptor Ser A (AMBAC Insd) (a).............. 5.375    06/01/14      1,278,869
 1,215    Bucks Cnty, PA Wtr & Swr Rev Neshaminy
          Interceptor Ser A (AMBAC Insd) (a).............. 5.375    06/01/15      1,344,811
   785    Carbon Cnty, PA Indl Dev Auth Panther Creek
          Partn Proj Rfdg (AMT) (LOC: Paribas & Union Bk
          of CA Intl)..................................... 6.650    05/01/10        851,592
 1,500    Central Dauphin, PA Sch Dist (FSA Insd)......... 5.000    12/01/19      1,618,170
 5,000    Dauphin Cnty, PA Genl Auth Hosp Rev Hapsco
          Western PA Hosp Proj B Rfdg (Escrowed to
          Maturity) (MBIA Insd)........................... 6.250    07/01/16      5,827,450
 1,000    Delaware Cnty, PA Auth College Neumann College
          Rfdg............................................ 6.000    10/01/31      1,052,910
 1,500    Delaware Vly, PA Regl Fin Auth.................. 5.750    07/01/17      1,729,770
 2,735    Exeter Twp, PA Sch Dist (FGIC Insd)............. 5.000    05/15/25      2,907,223
 2,000    Greater Latrobe, PA Sch Auth (Prerefunded @
          04/01/12) (FGIC Insd)........................... 5.250    04/01/17      2,234,940
 1,100    Harrisburg, PA Auth Res Gtd Sub Ser D-2
          (FSA Insd)...................................... 5.000    12/01/33      1,197,779
 1,345    Jenkintown, PA Sch Dist Ser A (FGIC Insd)....... 5.000    05/15/28      1,402,176
 1,360    Lehigh Northampton PA Aprt Lehigh Vly Arpt Sys
          Ser A Rfdg (AMT) (MBIA Insd) (a)................ 5.000    01/01/22      1,414,386
   675    Lehigh Northampton PA Arpt Lehigh Vly Arpt Sys
          Ser A Rfdg (AMT) (MBIA Insd).................... 5.000    01/01/23        700,387
 1,000    Lycoming Cnty, PA Auth College Rev PA College of
          Technology (AMBAC Insd)......................... 5.350    07/01/26      1,072,570
 2,500    Mercer Cnty, PA Indl Dev Auth Wtr Fac
          Philadelphia Sub Corp (AMT) (MBIA Insd)......... 6.000    07/01/30      2,759,000
 1,255    Mifflin Cnty, PA Ser A (FGIC Insd) (b).......... 5.000    09/01/31      1,307,158
 1,000    Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med
          Ctr............................................. 6.000    01/01/43      1,054,830
 1,205    Monroeville, PA Muni Auth San Ser B
          (MBIA Insd)..................................... 5.250    12/01/18      1,327,139

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,350    Monroeville, PA Muni Auth San Ser B
          (MBIA Insd) (a)................................. 5.250%   12/01/20   $  1,471,459
 1,500    Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp
          Rev Abington Mem Hosp Ser A..................... 5.125    06/01/32      1,520,745
 1,000    Montgomery Cnty, PA Indl Dev Auth Rev Res Rec
          Montenay Proj Ser A (MBIA Insd)................. 5.250    11/01/14      1,120,880
 1,000    Moon Area Sch Dist PA (FSA Insd)................ 5.000    11/15/25      1,067,480
 2,385    Pennsylvania Hsg Fin Agy Single Family Mtg
          Ser 66A (AMT)................................... 5.650    04/01/29      2,496,427
 2,000    Pennsylvania St Higher Ed Fac Auth Rev
          Drexel Univ..................................... 5.500    05/01/17      2,212,780
 1,000    Pennsylvania St Higher Ed Fac Auth Rev La Salle
          Univ............................................ 5.500    05/01/34      1,046,950
 1,000    Pennsylvania St Higher Ed Fac Auth Rev Thomas
          Jefferson....................................... 5.375    01/01/25      1,076,330
 1,500    Pennsylvania St Higher Ed Fac Auth Rev Univ
          Sciences Philadelphia Ser A (XLCA Insd)......... 5.000    11/01/36      1,564,680
 1,500    Pennsylvania St Higher Ed Fac Clarion Univ Fndtn
          Inc Ser A (XLCA Insd)........................... 5.250    07/01/18      1,623,000
 1,500    Pennsylvania St Higher Ed Fac Clarion Univ Fndtn
          Inc Ser A (XLCA Insd)........................... 5.000    07/01/33      1,559,040
 1,000    Pennsylvania St Higher Ed Fac Messiah College
          Ser AA3 (Radian Insd)........................... 5.500    11/01/22      1,083,990
 1,560    Pennsylvania St Higher Ed Fac Philadelphia
          College Osteopathic Med (a)..................... 5.000    12/01/16      1,674,145
 1,850    Pennsylvania St Higher Ed UPMC Hlth Sys Ser A... 6.000    01/15/31      2,035,740
 3,015    Pennsylvania St Tpk Commn Ser T Rfdg
          (FGIC Insd)..................................... 5.500    12/01/10      3,362,810
 1,970    Pennsylvania St Univ Rfdg....................... 5.250    03/01/18      2,164,774
 1,500    Philadelphia, PA (FSA Insd)..................... 5.250    09/15/25      1,597,275
 1,005    Philadelphia, PA Auth Indl Dev Amern College of
          Physicians...................................... 5.500    06/15/27      1,056,607
 2,500    Philadelphia, PA Auth Indl Dev Philadelphia Arpt
          Sys Proj Ser A (AMT) (FGIC Insd)................ 5.250    07/01/28      2,572,750
 4,250    Philadelphia, PA Gas Wks Rev 12th Ser B
          (Escrowed to Maturity) (MBIA Insd).............. 7.000    05/15/20      5,247,177
 5,000    Pittsburgh & Allegheny Cnty, PA Pub Aud Regl
          Asset Dist Sales Tax (AMBAC Insd)............... 5.000    02/01/24      5,285,500
 1,000    Pittsburgh, PA Pub Pkg Auth Rev Ser B
          (FGIC Insd)..................................... 5.000    12/01/23      1,066,190
 2,500    Pittsburgh, PA Ser A (AMBAC Insd)............... 5.500    09/01/17      2,753,700
 2,000    Pittsburgh, PA Ser A (Prerefunded @ 09/01/09)
          (FGIC Insd)..................................... 5.750    09/01/21      2,189,280
 2,000    Pittsburgh, PA Wtr & Swr Rfdg (FGIC Insd)....... 6.500    09/01/13      2,379,720
 1,000    Southcentral, PA Gen Auth Rev Wellspan Hlth
          Oblig (MBIA Insd)............................... 5.375    05/15/28      1,067,150

                                               See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$  685    State Pub Sch Bldg Auth PA Sch Conneaut Sch Dist
          (FGIC Insd)..................................... 5.250%   11/01/18   $    756,610
 1,220    State Pub Sch Bldg Auth PA Sch Conneaut Sch Dist
          (Prerefunded @ 11/01/13) (FGIC Insd)............ 5.250    11/01/18      1,375,123
 1,205    State Pub Sch Bldg Auth PA Sch Tuscarora Sch
          Dist Proj (FSA Insd) (a)........................ 5.250    04/01/20      1,321,801
 1,270    State Pub Sch Bldg Auth PA Sch Tuscarora Sch
          Dist Proj (FSA Insd) (a)........................ 5.250    04/01/21      1,393,101
 1,500    Susquehanna Area Regl Arpt Auth PA Arpt Ser D... 5.375    01/01/18      1,539,210
 1,850    Trinity Area Sch Dist PA (FGIC Insd)............ 5.250    11/01/20      2,040,568
 1,285    Unity Twp, PA Muni Auth Swr Rev (FSA Insd)...... 5.000    12/01/24      1,369,694
 1,500    West Shore, PA Area Hosp Auth Holy Spirit Hosp
          Proj............................................ 6.250    01/01/32      1,603,830
 1,075    Wilson, PA Sch Dist Second Ser (FSA Insd)....... 5.375    05/15/16      1,188,198
                                                                               ------------
                                                                                108,902,725
                                                                               ------------

          U. S. VIRGIN ISLANDS  1.5%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A (ACA Insd).......................... 6.125    10/01/29      1,119,510
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  148.9%
  (Cost $102,068,218).......................................................    110,022,235
SHORT-TERM INVESTMENTS  4.9%
  (Cost $3,600,000).........................................................      3,600,000
                                                                               ------------
TOTAL INVESTMENTS  153.8%
  (Cost $105,668,218).......................................................    113,622,235
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%.................................        294,017

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (54.2%).................    (40,029,099)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $ 73,887,153
                                                                               ============

Percentages are calculated as a percentage of net assets applicable to common shares.

(a) The Trust owns 100% of the bond issuance.

(b) Security purchased on a when-issued or delayed delivery basis.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $105,668,218).......................  $113,622,235
Cash........................................................        72,404
Receivables:
  Interest..................................................     1,771,984
  Investments Sold..........................................        85,000
Other.......................................................           316
                                                              ------------
    Total Assets............................................   115,551,939
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,286,551
  Investment Advisory Fee...................................        51,051
  Income Distributions--Common Shares.......................        13,345
  Other Affiliates..........................................        10,069
Trustees' Deferred Compensation and Retirement Plans........       221,117
Accrued Expenses............................................        53,554
                                                              ------------
    Total Liabilities.......................................     1,635,687
Preferred Shares (including accrued distributions)..........    40,029,099
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 73,887,153
                                                              ============
NET ASSET VALUE PER COMMON SHARE
($73,887,153 divided by 4,368,552 shares outstanding).......  $      16.91
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,368,552 shares issued and
  outstanding)..............................................  $     43,686
Paid in Surplus.............................................    64,233,585
Net Unrealized Appreciation.................................     7,954,017
Accumulated Net Realized Gain...............................     1,336,310
Accumulated Undistributed Net Investment Income.............       319,555
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 73,887,153
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 40,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $113,887,153
                                                              ============

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 2,667,858
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      310,160
Preferred Share Maintenance.................................       57,110
Legal.......................................................       17,738
Trustees' Fees and Related Expenses.........................       17,350
Custody.....................................................        6,407
Other.......................................................       64,336
                                                              -----------
    Total Expenses..........................................      473,101
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,194,757
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,336,161
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    9,549,893
  End of the Period.........................................    7,954,017
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,595,876)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (259,715)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (413,023)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 1,522,019
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                               FOR THE            FOR THE
                                                           SIX MONTHS ENDED      YEAR ENDED
                                                            APRIL 30, 2005    OCTOBER 31, 2004
                                                           -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $ 2,194,757        $ 4,527,804
Net Realized Gain........................................      1,336,161            829,941
Net Unrealized Appreciation/Depreciation During the
  Period.................................................     (1,595,876)         1,381,769
Distributions to Preferred Shareholders:
  Net Investment Income..................................       (351,514)          (340,314)
  Net Realized Gain......................................        (61,509)          (141,213)
                                                             -----------        -----------

Change in Net Assets Applicable to Common Shares from
  Operations.............................................      1,522,019          6,257,987
Distributions to Common Shareholders:
  Net Investment Income..................................     (1,887,035)        (4,293,918)
  Net Realized Gain......................................       (768,356)        (1,876,119)
                                                             -----------        -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES..................................     (1,133,372)            87,950
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period..................................     75,020,525         74,932,575
                                                             -----------        -----------
End of the Period (Including accumulated undistributed
  net investment income of $319,555 and $363,347,
  respectively)..........................................    $73,887,153        $75,020,525
                                                             ===========        ===========

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX MONTHS
                                                              ENDED
                                                            APRIL 30,     ------------------
                                                               2005        2004       2003
                                                            --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................  $ 17.17      $ 17.15    $ 17.24
                                                             -------      -------    -------
  Net Investment Income....................................      .50         1.03       1.11
  Net Realized and Unrealized Gain/Loss....................     (.06)         .51        .19
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income..................................     (.08)        (.08)      (.08)
    Net Realized Gain......................................     (.01)        (.03)      (.02)
                                                             -------      -------    -------
Total from Investment Operations...........................      .35         1.43       1.20
Distributions Paid to Common Shareholders:
    Net Investment Income..................................     (.43)        (.98)     (1.09)
    Net Realized Gain......................................     (.18)        (.43)      (.20)
                                                             -------      -------    -------
NET ASSET VALUE, END OF THE PERIOD.........................  $ 16.91      $ 17.17    $ 17.15
                                                             =======      =======    =======

Common Share Market Price at End of the Period.............  $ 14.50      $ 15.90    $ 16.23
Total Return (a)...........................................   -5.04%*       6.95%      6.54%
Net Assets Applicable to Common Shares at End of the Period
  (In millions)............................................  $  73.9      $  75.0    $  74.9
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (b)........................................    1.29%        1.43%      1.43%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (b)..........................    6.00%        6.13%      6.40%
Portfolio Turnover.........................................      10%*          8%        31%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (b)...............................................     .84%         .93%       .93%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)..........................    5.04%        5.67%      5.95%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.........................    1,600        1,600      1,600
Asset Coverage Per Preferred Share (d).....................  $71,198      $71,912    $71,846
Involuntary Liquidating Preference Per Preferred Share.....  $25,000      $25,000    $25,000
Average Market Value Per Preferred Share...................  $25,000      $25,000    $25,000

*  Non-Annualized

(a)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c)Ratios reflect the effect of dividend payments to preferred shareholders.

(d)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(e)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.


Year Ended October 31,
----------------------------------------------------------------------------------------
     2002 (e)    2001       2000      1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------
     $ 17.28    $ 16.40   $  16.18   $ 17.66   $  17.23   $  16.72   $  16.69   $  14.63
     -------    -------   --------   -------   --------   --------   --------   --------
        1.19       1.21       1.27      1.24       1.24       1.25       1.24       1.25
         .08       1.15        .28     (1.46)       .47        .54        .04       2.06
        (.12)      (.25)      (.37)     (.30)      (.32)      (.32)      (.32)      (.36)
        (.03)      (.09)       -0-       -0-        -0-        -0-        -0-        -0-
     -------    -------   --------   -------   --------   --------   --------   --------
        1.12       2.02       1.18      (.52)      1.39       1.47        .96       2.95
       (1.05)      (.93)      (.96)     (.96)      (.96)      (.96)      (.93)      (.89)
        (.11)      (.21)       -0-       -0-        -0-        -0-        -0-        -0-
     -------    -------   --------   -------   --------   --------   --------   --------
     $ 17.24    $ 17.28   $  16.40   $ 16.18   $  17.66   $  17.23   $  16.72   $  16.69
     =======    =======   ========   =======   ========   ========   ========   ========

     $ 16.45    $ 15.75   $14.9375   $14.625   $  17.25   $16.4375   $ 15.125   $  14.00
      11.96%     13.31%      9.10%   -10.14%     11.03%     15.38%     14.85%     23.03%
     $  75.3    $  75.4   $   71.5   $  70.6   $   77.0   $   75.2   $   72.9   $   72.8
       1.50%      1.71%      1.78%     1.69%      1.67%      1.70%      1.77%      1.77%
       7.02%      7.12%      7.89%     7.22%      7.11%      7.41%      7.48%      7.96%
         19%        17%        31%        7%         3%         2%         2%         9%

        .97%      1.10%      1.13%     1.10%      1.10%      1.10%      1.14%      1.12%
       6.32%      5.70%      5.59%     5.45%      5.25%      5.48%      5.52%      5.68%

       1,600      1,600      1,600     1,600        800        800        800        800
     $72,101    $72,107   $ 69,704   $69,097   $146,292   $143,968   $141,175   $141,025
     $25,000    $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000    $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Pennsylvania Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, the Trust had $1,286,551 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $105,596,584
                                                              ============
Gross tax unrealized appreciation...........................  $  8,036,599
Gross tax unrealized depreciation...........................       (10,948)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  8,025,651
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2004 was as follows:

Distributions paid from:
  Ordinary income...........................................  $  155,669
  Long-term capital gain....................................   1,897,804
                                                              ----------
                                                              $2,053,473
                                                              ==========

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $38,539
Undistributed long-term capital gain........................  791,896

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $3,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of approximately $19,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $11,052,397 and $12,738,146, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2005 was 2.950%. During the six months ended April 30, 2005, the rates ranged from 1.450% to 2.950%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

5. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and
Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and
Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VAP SAR 6/04 RN05-01293P-Y04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX G

       ANNUAL REPORT OF VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST,
                             DATED OCTOBER 31, 2004

Item 1. Report to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Pennsylvania Quality Municipal Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT)

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

PENNSYLVANIA QUALITY MUNICIPAL TRUST
SYMBOL: VPQ
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (9/27/91)         8.02%         7.26%

10-year                           8.01          7.72

5-year                            8.47          8.33

1-year                            8.68          5.72
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Pennsylvania Municipal Bond Index is a broad-based statistical composite of Pennsylvania municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen Pennsylvania Quality Municipal Trust is managed by the Advisor's Municipal Fixed Income team.(1) Current members include Dennis Pietrzak, Executive Director; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the Fed) caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial-revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first 10 months of 2004 (the final 10 months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change without notice at any time.

In keeping with national patterns, issuance in the Pennsylvania market fell by
17.6 percent for the first nine months of 2004 compared to the same period one year earlier. Many local municipalities moved to take advantage of relatively low interest rates during the period by refinancing their existing debt. The state's economy remained one of the most solid in the country, and its credit ratings remained strong.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly, as they did during the reporting period. On both an NAV basis and a market price basis, the trust outperformed its benchmark, the Lehman Brothers Pennsylvania Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds we invested in, leading to the trust's outperformance versus its benchmark, which is unleveraged.

Interest rates spent much of the period at or near historic lows. Given these levels, our analysis indicated that there was little room for rates to fall further, and that as a result, rates were more likely to go up than down over the intermediate term. This analysis led us to reduce the trust's interest-rate sensitivity to a level that was near that of its benchmark. While this approach served the trust well when rates declined during the summer, it was overall a drag on performance for the one-year period.

With interest rates at such low levels, several of the trust's holdings were called away by issuers seeking to refinance their bonds at lower yields. Several of the trust's shorter maturity bonds were also prerefunded, and we sold many of

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

------------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS PENNSYLVANIA
        NAV      MARKET PRICE       MUNICIPAL BOND INDEX

       8.68%         5.72%                 5.63%
------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

these securities to take advantage of more compelling opportunities elsewhere. We reinvested the proceeds into securities that we believed had attractive total-return prospects. Our purchases emphasized bonds in the 13- to 18-year portion of the yield curve, especially those with the relatively lower interest-rate sensitivity. These bonds offer the dual benefit of a strong income stream and moderate vulnerability to shifting interest rates.

We continued to pursue relative-value opportunities at the long end of the market, buying securities when we believed they offered attractive value and selling them once they met our performance targets in order to reinvest the proceeds elsewhere. As part of our conservative approach to interest-rate positioning, we also trimmed the trust's holdings of highly rate-sensitive zero coupon bonds.

We remained focused on keeping the trust's risk profile within a reasonable range through attention to credit quality and diversification. By the end of the 12-month period, more than 79 percent of the trust's total investments were invested in bonds rated AAA and AA; these represent the two highest tiers of credit ratings. The portfolio was also well diversified across the major sectors of the municipal bond market. Its three largest sector exposures were higher education, public education, and general purpose.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to comb the municipal bond markets for interesting opportunities.

There is no guarantee that any securities mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                              69.0%
AA/Aa                                                                10.2
A/A                                                                  10.2
BBB/Baa                                                               6.7
Non-Rated                                                             3.9
TOP 5 SECTORS AS OF 10/31/04
Higher Education                                                     16.7%
Public Education                                                     14.4
General Purpose                                                      14.3
Water & Sewer                                                        12.1
Health Care                                                          10.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  145.6%
          PENNSYLVANIA  144.3%
$2,000    Allegheny Cnty, PA Arpt Auth Pittsburgh Intl
          Arpt Rfdg (AMT) (FGIC Insd)..................... 5.750%   01/01/18   $  2,149,600
 1,000    Allegheny Cnty, PA Higher Ed Bldg Carnegie
          Mellon Univ..................................... 5.125    03/01/32      1,026,680
 1,250    Allegheny Cnty, PA Higher Ed Bldg Carnegie
          Mellon Univ..................................... 5.250    03/01/32      1,297,675
 2,000    Allegheny Cnty, PA Port Auth Spl Rev Tran
          (Prerefunded @ 03/01/09) (MBIA Insd)............ 6.000    03/01/24      2,300,900
 1,300    Allegheny Cnty, PA Redev Auth Tax Increment Rev
          Robinson Mall Proj Ser A........................ 7.000    11/01/17      1,395,433
 1,355    Allegheny Cnty, PA Residential Mtg Single Family
          Ser KK-2 (AMT) (GNMA Collateralized)............ 5.750    05/01/33      1,407,547
 3,000    Allegheny Cnty, PA San Auth Swr (MBIA Insd)..... 5.500    12/01/30      3,271,320
 2,575    Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd) (b).......................................   *      12/01/08      2,303,466
 2,380    Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................   *      06/01/09      2,072,266
 1,645    Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd) (b).......................................   *      12/01/09      1,405,636
 1,000    Ambridge, PA Area Sch Dist (MBIA Insd) (a)...... 5.500    11/01/31      1,088,680
 3,000    Berks Cnty, PA Muni Auth Hosp Rev Reading Hosp &
          Med Ctr Proj (Prerefunded @ 11/01/09) (FSA
          Insd)........................................... 6.000    11/01/29      3,523,590
 1,000    Bethlehem, PA Auth Wtr Gtd (FSA Insd)........... 5.000    11/15/19      1,091,980
   870    Carbon Cnty, PA Indl Dev Auth Panther Creek
          Partn Proj Rfdg (AMT) (LOC: Paribas & Union Bk
          of CA Intl)..................................... 6.650    05/01/10        944,133
 2,000    Central Dauphin, PA Sch Dist (FSA Insd)......... 5.000    12/01/19      2,173,700
 1,000    Chartiers Valley, PA Indl & Coml Dev Auth First
          Mtg Rev Asbury Hlth Cent Rfdg................... 6.375    12/01/19      1,019,420
 1,000    Chartiers Valley, PA Indl & Coml Dev Auth First
          Mtg Rev Asbury Hlth Cent Rfdg................... 6.375    12/01/24      1,003,140
 1,000    Chester Cnty, PA Indl Dev Auth Rev Collegium
          Charter Sch Proj Ser A (ACA Insd)............... 5.500    04/15/31      1,042,750
   620    Chichester Sch Dist PA Ser B (FGIC Insd)........   *      09/01/06        596,806
 1,220    Chichester Sch Dist PA Ser B (FGIC Insd) (b)....   *      09/01/07      1,141,066

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,190    Chichester Sch Dist PA Ser B (FGIC Insd)........   *      03/01/08   $  1,090,218
 1,205    Chichester Sch Dist PA Ser B (FGIC Insd)........   *      09/01/08      1,087,115
 1,220    Chichester Sch Dist PA Ser B (FGIC Insd) (b)....   *      09/01/09      1,052,775
 1,500    Crawford Cnty, PA Hosp Auth Sr Living Fac Rev
          Westbury Utd Methodist Cmnty.................... 6.250%   08/15/29      1,539,585
 2,000    Delaware Cnty, PA Auth College Cabrini College
          (Radian Insd)................................... 5.750    07/01/23      2,164,960
 2,295    Delaware Cnty, PA Auth College Neumann College
          Rfdg (b)........................................ 5.875    10/01/21      2,396,852
 1,000    Delaware Cnty, PA Auth First Mtg Rev Riddle Vlg
          Proj Rfdg....................................... 6.875    06/01/16      1,009,240
 1,000    Delaware Cnty, PA Auth Rev White Horse Vlg Proj
          Ser A Rfdg...................................... 7.625    07/01/30      1,056,570
 1,750    Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac
          (AMT) (FGIC Insd)............................... 6.000    06/01/29      1,939,735
 2,500    Delaware Cnty, PA Indl Dev Auth Wtr Fac PA
          Suburban Wtr (AMT) (AMBAC Insd)................. 5.350    10/01/31      2,603,850
 1,230    Delaware Cnty, PA Regl Wtr Qual (MBIA Insd)..... 5.250    05/01/19      1,363,406
 1,555    Delaware Cnty, PA Regl Wtr Qual (MBIA Insd)
          (b)............................................. 5.250    05/01/22      1,696,521
 2,500    Delaware Vly, PA Regl Fin Auth.................. 5.750    07/01/17      2,968,500
 2,000    Downingtown, PA Area Sch Dist (FSA Insd)........ 5.250    04/01/15      2,206,940
 1,000    Erie, PA Ser A (FSA Insd)....................... 5.000    11/15/19      1,090,240
 3,535    Falls Twp, PA Hosp Auth Hosp Rev DE Vly Med Rfdg
          (FHA Gtd)....................................... 7.000    08/01/22      3,665,088
 2,000    Harrisburg, PA Auth Res Gtd Sub Ser D 2 (FSA
          Insd)........................................... 5.000    12/01/33      2,194,220
 3,000    Harrisburg, PA Auth Wtr Rev Rfdg (FSA Insd)..... 5.000    07/15/21      3,218,040
 1,000    Harveys Lake Genl Muni Auth PA College Rev
          College Misericordia Proj (ACA Insd)............ 6.000    05/01/19      1,076,990
 2,925    Hempfield, PA Area Sch Dist (FGIC Insd)......... 5.375    02/15/17      3,281,236
 2,595    Hempfield, PA Area Sch Dist (FGIC Insd)......... 5.375    02/15/19      2,899,861
 1,000    Kennett, PA Cons Sch Dist Ser A (FGIC Insd)..... 5.250    02/15/19      1,096,680
 1,000    Lehigh Cnty, PA Gen Purp Auth Good Shepherd Grp
          Ser A........................................... 5.625    11/01/34      1,026,310
 1,750    Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint
          Lukes Bethlehem................................. 5.375    08/15/33      1,769,407

                                               See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$2,310    Luzerne Cnty, PA Ser A (MBIA Insd) (b).......... 5.250%   11/15/17   $  2,560,381
 4,000    Luzerne Cnty, PA Ser A (MBIA Insd).............. 5.250    11/15/25      4,286,360
 3,000    Lycoming Cnty, PA Auth College Rev PA College of
          Technology (AMBAC Insd)......................... 5.350    07/01/26      3,231,630
 2,500    Mercer Cnty, PA Indl Dev Auth Wtr Facs
          Philadelphia Sub Corp (AMT) (MBIA Insd)......... 6.000    07/01/30      2,758,275
 1,000    Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med
          Ctr............................................. 6.000    01/01/43      1,031,550
 2,000    Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp
          Rev Abington Mem Hosp Ser A..................... 5.125    06/01/32      2,015,940
 1,000    Montgomery Cnty, PA Indl Dev Auth Rev Res Rec
          Montenay Proj Ser A (MBIA Insd)................. 5.250    11/01/14      1,140,940
 2,345    Moon Indl Dev Auth PA Ed Fac Rev Ellis Sch
          Proj............................................ 5.800    03/01/25      2,429,467
 1,000    Pennsylvania Econ Dev Fin Auth Res Recovery Rev
          Colver Proj Ser D (AMT)......................... 7.150    12/01/18      1,024,020
 2,500    Pennsylvania Hsg Fin Agy Single Family Mtg Rev
          Ser 70A (AMT)................................... 5.900    04/01/31      2,598,425
 2,000    Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          61A (AMT)....................................... 5.500    04/01/29      2,052,060
 2,400    Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          66A (AMT)....................................... 5.650    04/01/29      2,463,384
 1,280    Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          67A (AMT)....................................... 5.900    10/01/30      1,321,203
 3,000    Pennsylvania St Higher Ed Fac Auth Rev Drexel
          Univ (b)........................................ 5.500    05/01/16      3,363,270
 1,500    Pennsylvania St Higher Ed Fac Auth Rev Drexel
          Univ............................................ 6.000    05/01/24      1,622,565
 1,750    Pennsylvania St Higher Ed Fac Auth Rev Drexel
          Univ............................................ 6.000    05/01/29      1,866,252
 2,000    Pennsylvania St Higher Ed Fac Auth Rev La Salle
          Univ............................................ 5.500    05/01/34      2,059,100
 1,000    Pennsylvania St Higher Ed Fac Messiah College
          Ser AA3 (Radian Insd)........................... 5.500    11/01/22      1,076,440
 1,770    Pennsylvania St Higher Ed Fac Rev Thomas
          Jefferson Univ.................................. 5.375    01/01/25      1,893,546
 3,600    Pennsylvania St Higher Ed UPMC Hlth Sys Ser A
          (FSA Insd)...................................... 5.000    08/01/29      3,685,716

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$3,000    Pennsylvania St Higher Ed UPMC Hlth Sys Ser A... 6.000%   01/15/31   $  3,207,630
 1,200    Pennsylvania St Tpk Commn Tpk Rev Ser A (AMBAC
          Insd)........................................... 5.250    12/01/21      1,323,996
 4,505    Pennsylvania St Tpk Commn Tpk Rev Ser T Rfdg
          (FGIC Insd)..................................... 5.500    12/01/13      5,236,161
 1,390    Pennsylvania St Univ Rfdg....................... 5.250    08/15/14      1,591,286
 1,500    Philadelphia, PA (FSA Insd)..................... 5.250    09/15/25      1,606,485
 5,000    Philadelphia, PA Auth for Indl Ser B (FSA
          Insd)........................................... 5.500    10/01/17      5,652,500
 2,000    Philadelphia, PA Auth for Indl Ser B (FSA
          Insd)........................................... 5.125    10/01/26      2,084,900
 1,000    Philadelphia, PA Auth Indl Dev Amern College of
          Physicians...................................... 5.500    06/15/27      1,047,710
 2,250    Philadelphia, PA Auth Indl Dev Philadelphia Arpt
          Sys Proj Ser A (AMT) (FGIC Insd)................ 5.125    07/01/19      2,384,415
 2,000    Philadelphia, PA Gas Wks Rev 1975 Gen Ordinance
          17th Ser (FSA Insd)............................. 5.375    07/01/19      2,203,580
 3,250    Philadelphia, PA Gas Wks Rev Second Ser (FSA
          Insd)........................................... 5.250    07/01/29      3,428,750
 1,000    Philadelphia, PA Hosp & Higher Ed Fac Auth Rev
          Chestnut Hill College........................... 6.000    10/01/29      1,004,150
 4,675    Philadelphia, PA Redev Auth Rev Neighborhood
          Trans Ser A (FGIC Insd)......................... 5.250    04/15/12      5,293,315
 1,905    Philadelphia, PA Redev Auth Rev Neighborhood
          Trans Ser A (FGIC Insd)......................... 5.500    04/15/16      2,154,593
 1,250    Philadelphia, PA Sch Dist Ser A (Prerefunded @
          02/01/11) (FSA Insd)............................ 5.750    02/01/13      1,443,750
 3,000    Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA
          Insd)........................................... 5.625    06/15/08      3,336,000
 4,000    Pittsburgh & Allegheny Cnty, PA Pub Auditorium
          Auth Regl Asset Dist Sales Tax (AMBAC Insd)..... 5.000    02/01/24      4,165,160
 2,500    Pittsburgh, PA Ser A (AMBAC Insd)............... 5.500    09/01/17      2,748,000
 3,000    Pittsburgh, PA Ser A (Prerefunded @ 09/01/09)
          (FGIC Insd)..................................... 5.750    09/01/22      3,397,470
 1,000    Pittsburgh, PA Urban Redev Auth Cent Triangle
          Tax Increment Ser A............................. 6.100    05/01/19      1,080,150
 1,860    Quaker Valley, PA Sch Dist (FSA Insd) (b)....... 5.375    04/01/21      2,059,838
 1,000    Southcentral, PA Gen Auth Rev Wellspan Hlth
          Oblig (MBIA Insd)............................... 5.375    05/15/28      1,056,610

                                               See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,000    State Pub Sch Bldg Auth Conneaut Sch Dist Proj
          (FGIC Insd)..................................... 5.250%   11/01/22   $  1,087,040
 1,075    State Pub Sch Bldg Auth PA North Hampton Cnty
          Ser A Rfdg (AMBAC Insd)......................... 5.000    03/01/20      1,154,131
 2,545    Susquehanna Area Regl Arpt Auth Ser A (AMT)
          (AMBAC Insd) (b)................................ 5.500    01/01/18      2,776,290
 1,500    Susquehanna Area Regl Arpt Auth Ser D........... 5.375    01/01/18      1,547,400
 1,000    Union Cnty, PA Higher Ed Fac Auth Bucknell Univ
          Ser A........................................... 5.250    04/01/19      1,097,970
 2,155    Uniontown Area, PA Sch Dist Ser A (FSA Insd).... 5.500    10/01/27      2,353,605
 3,000    Uniontown Area, PA Sch Dist Ser A (FSA Insd).... 5.500    10/01/30      3,266,730
 1,500    Washington Cnty, PA Auth Rev Cap Fdg Proj &
          Equip Pgm (AMBAC Insd).......................... 6.150    12/01/29      1,573,965
 2,500    Washington Cnty, PA Ser A (AMBAC Insd).......... 5.125    09/01/27      2,610,825
 1,000    West Shore, PA Area Hosp Auth Holy Spirit Hosp
          Proj............................................ 6.250    01/01/32      1,038,170
 1,230    Wilson, PA Sch Dist Second Ser (FSA Insd)....... 5.375    05/15/15      1,384,340
 1,240    York Cnty, PA Sch Technology Auth Lease Rev
          (FGIC Insd)..................................... 5.375    02/15/18      1,374,503
                                                                               ------------
                                                                                201,002,069
                                                                               ------------
          U. S. VIRGIN ISLANDS  1.3%
 1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A..................................... 6.500    10/01/24      1,742,235
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  145.6%
  (Cost $187,532,378).......................................................    202,744,304
SHORT-TERM INVESTMENT  0.1%
  (Cost $200,000)...........................................................        200,000
                                                                               ------------
TOTAL INVESTMENTS  145.7%
  (Cost $187,732,378).......................................................    202,944,304
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%.................................      1,315,947
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (46.7%).................    (65,012,823)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $139,247,428
                                                                               ============

    Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

(a) Security purchased on a when-issued or delayed delivery basis.

(b) The Trust owns 100% of the bond issuance.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

                                               See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $187,732,378).......................  $202,944,304
Cash........................................................       106,715
Interest Receivable.........................................     2,748,393
Other.......................................................         3,612
                                                              ------------
    Total Assets............................................   205,803,024
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,061,370
  Investment Advisory Fee...................................       103,424
  Income Distributions--Common Shares.......................        50,318
  Other Affiliates..........................................         8,241
Trustees' Deferred Compensation and Retirement Plans........       229,465
Accrued Expenses............................................        89,955
                                                              ------------
    Total Liabilities.......................................     1,542,773
Preferred Shares (including accrued distributions)..........    65,012,823
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $139,247,428
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($139,247,428 divided by
  8,268,008 shares outstanding).............................  $      16.84
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,268,008 shares issued and
  outstanding)..............................................  $     82,680
Paid in Surplus.............................................   122,586,845
Net Unrealized Appreciation.................................    15,211,926
Accumulated Undistributed Net Investment Income.............       722,798
Accumulated Net Realized Gain...............................       643,179
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $139,247,428
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 65,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $204,247,428
                                                              ============

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $10,343,204
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,213,151
Preferred Share Maintenance.................................      178,712
Trustees' Fees and Related Expenses.........................       72,105
Administrative Fee..........................................       59,114
Legal.......................................................       25,912
Custody.....................................................       12,300
Other.......................................................      174,124
                                                              -----------
    Total Expenses..........................................    1,735,418
    Less Credits Earned on Cash Balances....................           66
                                                              -----------
    Net Expenses............................................    1,735,352
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 8,607,852
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   643,327
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   12,470,543
  End of the Period.........................................   15,211,926
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,741,383
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,384,710
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (802,446)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $11,190,116
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                FOR THE            FOR THE
                                                               YEAR ENDED         YEAR ENDED
                                                            OCTOBER 31, 2004   OCTOBER 31, 2003
                                                            -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................    $  8,607,852       $  8,957,112
Net Realized Gain.........................................         643,327          2,442,791
Net Unrealized Appreciation/Depreciation During the
  Period..................................................       2,741,383         (1,910,642)
Distributions to Preferred Shareholders:
  Net Investment Income...................................        (631,421)          (624,382)
  Net Realized Gain.......................................        (171,025)          (117,759)
                                                              ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations..............................................      11,190,116          8,747,120

Distributions to Common Shareholders:
  Net Investment Income...................................      (8,130,307)        (8,444,038)
  Net Realized Gain.......................................      (2,283,179)        (1,248,168)
                                                              ------------       ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES...................................         776,630           (945,086)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment............................................          60,285             64,757
                                                              ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES..................................................         836,915           (880,329)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period...................................     138,410,513        139,290,842
                                                              ------------       ------------
End of the Period (Including accumulated undistributed net
  investment income of $722,798 and $876,532,
  respectively)...........................................    $139,247,428       $138,410,513
                                                              ============       ============

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                              ------------------------------
                                                               2004       2003      2002 (a)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 16.75    $ 16.86    $ 16.78
                                                              -------    -------    -------
  Net Investment Income.....................................     1.04       1.09       1.13
  Net Realized and Unrealized Gain/Loss.....................      .41        .06        .22
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income...................................     (.08)      (.08)      (.10)
    Net Realized Gain.......................................     (.02)      (.01)      (.03)
                                                              -------    -------    -------
Total from Investment Operations............................     1.35       1.06       1.22
Distributions Paid to Common Shareholders:
    Net Investment Income...................................     (.98)     (1.02)     (1.02)
    Net Realized Gain.......................................     (.28)      (.15)      (.12)
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 16.84    $ 16.75    $ 16.86
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 15.55    $ 15.90    $ 16.45
Total Return (b)............................................    5.72%      3.80%     12.54%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $ 139.2    $ 138.4    $ 139.3
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.26%      1.28%      1.37%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.27%      6.42%      6.81%
Portfolio Turnover..........................................      14%        17%        29%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .86%       .87%       .93%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.81%      5.97%      6.21%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    2,600      2,600      2,600
Asset Coverage Per Preferred Share (e)......................  $78,562    $78,236    $78,575
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

*   Non-Annualized

(a) As required, effective October 1, 2001, the Trust has adopted the provisions of the AIPCA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .04%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                        TWO
                                      MONTHS
YEAR ENDED OCTOBER 31,                 ENDED                YEAR ENDED AUGUST 31,
---------------------------------   OCTOBER 31,   -----------------------------------------
      2001      2000       1999        1998         1998       1997       1996       1995
-------------------------------------------------------------------------------------------
     $ 16.12   $ 16.07   $  17.32    $  17.31     $  17.06   $  16.55   $  16.71   $  16.43
     -------   -------   --------    --------     --------   --------   --------   --------
        1.20      1.26       1.27         .21         1.30       1.30       1.30       1.33
         .87       .11      (1.15)        .02          .28        .59       (.06)       .35
        (.22)     (.32)      (.25)       (.05)        (.28)      (.28)      (.30)      (.31)
        (.07)      -0-       (.02)        -0-         (.01)      (.01)       -0-        -0-
     -------   -------   --------    --------     --------   --------   --------   --------
        1.78      1.05       (.15)        .18         1.29       1.60        .94       1.37
        (.91)    (1.00)     (1.02)       (.17)       (1.02)     (1.06)     (1.09)     (1.09)
        (.21)      -0-       (.08)        -0-         (.02)      (.03)      (.01)       -0-
     -------   -------   --------    --------     --------   --------   --------   --------
     $ 16.78   $ 16.12   $  16.07    $  17.32     $  17.31   $  17.06   $  16.55   $  16.71
     =======   =======   ========    ========     ========   ========   ========   ========

     $ 15.67   $ 14.25   $14.9375    $ 17.875     $  18.00   $ 16.613   $ 17.125   $  16.25
      18.33%     2.09%    -10.76%       0.28%*      13.71%      4.72%     12.52%      8.02%
     $ 138.4   $ 132.9   $  132.5    $  142.1     $  141.8   $  139.1   $  134.5   $  135.3
       1.58%     1.69%      1.65%       1.67%        1.62%      1.66%      1.67%      1.73%
       7.35%     7.92%      7.52%       7.23%        7.54%      7.73%      7.74%      8.32%
         20%       29%        15%          4%*          4%         6%        13%        15%

       1.07%     1.13%      1.12%       1.15%        1.15%      1.12%      1.13%      1.15%
       5.99%     5.91%      6.03%       5.63%        5.89%      6.08%      5.99%      6.37%

       2,600     2,600      2,600       1,300        1,300      1,300      1,300      1,300
     $78,212   $76,124   $ 75,956    $159,304     $159,069   $156,987   $153,449   $154,045
     $25,000   $25,000   $ 25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $25,000   $ 25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Pennsylvania municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp., merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, the Trust had $1,061,370 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    At October 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $187,484,376
                                                              ============
Gross tax unrealized appreciation...........................  $ 15,471,644
Gross tax unrealized deprecation............................       (11,716)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 15,459,928
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                 2004          2003
Distributions paid from:
  Ordinary income...........................................  $  127,385    $  134,602
  Long-term capital gain....................................   2,346,765     1,255,342
                                                              ----------    ----------
                                                              $2,474,150    $1,389,944
                                                              ==========    ==========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2004 fiscal year have been identified and appropriately reclassified. A permanent difference relating to excise taxes paid which are not deductible for tax purposes totaling $1,219 was reclassified from accumulated undistributed net investment income to paid in surplus. Also, a permanent difference of $1,077 relating to book to tax accretion differences was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $ 94,270
Undistributed long-term capital gain........................   549,317

F. EXPENSE REDUCTIONS During the year ended October 31, 2004, the Trust's custody fee was reduced by $66 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%. In addition,

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

the Trust paid a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to .00%.

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $12,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $29,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2004, and October 31, 2003, paid in surplus related to common shares aggregated $122,586,845 and $122,527,815, respectively.

    Transactions in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
                                                          ----------------    ----------------
Beginning Shares........................................     8,264,411           8,260,543
Shares Issued Through Dividend Reinvestment.............         3,597               3,868
                                                             ---------           ---------
Ending Shares...........................................     8,268,008           8,264,411
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $28,378,021 and $31,260,038, respectively.

5. PREFERRED SHARES

The Trust has outstanding 2,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on October 31, 2004 was 1.800% and for the year ended October 31, 2004 the rates ranged from 0.917% to 1.840%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Pennsylvania Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Pennsylvania Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Pennsylvania Quality Municipal Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 99.8% of the income distributions as a tax-exempt income distribution. The Trust designated and paid $2,346,765 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy...........................................  7,254,560            137,936
Jack E. Nelson.............................................  7,248,084            144,412
Richard F. Powers, III.....................................  7,255,374            137,122

With regards to the election of the following trustee by preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Hugo Sonnenschein...........................................   1,814                 0

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, J. Miles Branagan, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Mitchell M. Merin, Wayne W. Whalen, and Suzanne H. Woolsey.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1991  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1991  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1991  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VPQ ANR
                                                 12/04 RN04-02828P-Y10/04

                                   APPENDIX H

     SEMI-ANNUAL REPORT OF VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST,
                              DATED APRIL 30, 2005

Item 1. Reports to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Pennsylvania Quality Municipal Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

PENNSYLVANIA QUALITY MUNICIPAL TRUST
SYMBOL: VPQ
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (09/27/91)            7.98%         6.80%

10-year                               7.55          5.97

5-year                                8.92          7.51

1-year                               10.96          6.58

6-month                               3.36         -2.38
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Pennsylvania Municipal Bond Index is a broad-based statistical composite of Pennsylvania municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen Pennsylvania Quality Municipal Trust is managed by the Advisor's Municipal Fixed Income team.(1) Current members include Dennis Pietrzak and John Reynoldson, Executive Directors of the Adviser; and Robert Wimmel, Vice President of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four, "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

The most significant development in the Pennsylvania municipal market over the period was the ongoing trend of refundings of municipal securities by issuers. Municipal borrowers were able to take advantage of rising short-term rates and relatively stable long-term rates, which in turn allowed them to refund outstanding debt. As a result, the Pennsylvania market saw a wave of refinancings, especially in education-related sectors.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers Pennsylvania Municipal Bond Index. On a market price basis, the trust underperformed its benchmark.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

--------------------------------------------------------
                 BASED ON      LEHMAN BROTHERS
      BASED ON    MARKET    PENNSYLVANIA MUNICIPAL
        NAV       PRICE           BOND INDEX

       3.36%      -2.38%            1.82%
--------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds held by the trust.

One of our key strategies in managing the trust during the period was to position it for rising interest rates. This approach was largely the result of our analysis of interest rates, which remained relatively low by historical standards even after rising from their multi-decade lows earlier. First, we kept the trust's duration (a measure of interest-rate sensitivity) below that of its benchmark. Second, to limit the trust's exposure to areas of the market that would be most likely susceptible to rising rates, we also trimmed the trust's shorter-maturity bonds. We reinvested the proceeds from those sales into bonds with premium coupons and maturities between 20 and 30 years. In addition to offering relatively attractive income streams, these securities positioned the trust to benefit from any future flattening of the yield curve.

We kept the trust's exposure well diversified across the major sectors of the Pennsylvania municipal market. Much of our relative-value trading activity was focused on selling issues that had been pre-refunded, many of which were in the public education sector; and purchasing what we believed were more attractive securities in the public education sector. The trust remained focused on investment-grade securities, with more than 95 percent of the portfolio rated BBB or higher at the end of the period.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

TOP 5 SECTORS AS OF 4/30/05
Higher Education                                                16.3%
General Purpose                                                 15.2
Water & Sewer                                                   12.8
Public Education                                                12.6
Health Care                                                     12.0


RATINGS ALLOCATION AS OF 4/30/05
AAA/Aaa                                                         68.1%
AA/Aa                                                           10.9
A/A                                                              9.3
BBB/Baa                                                          7.4
Non-Rated                                                        4.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  150.1%
          PENNSYLVANIA  148.9%
$2,000    Allegheny Cnty, PA Arpt Auth Pittsburgh Intl
          Arpt Rfdg (AMT) (FGIC Insd)..................... 5.750%   01/01/18   $  2,138,260
 1,000    Allegheny Cnty, PA Higher Ed Bldg Carnegie
          Mellon Univ..................................... 5.125    03/01/32      1,045,360
 1,250    Allegheny Cnty, PA Higher Ed Bldg Carnegie
          Mellon Univ..................................... 5.250    03/01/32      1,322,450
 2,000    Allegheny Cnty, PA Port Auth Spl Rev Tran
          (Prerefunded @ 03/01/09) (MBIA Insd)............ 6.000    03/01/24      2,235,940
 1,300    Allegheny Cnty, PA Redev Auth Tax Increment Rev
          Robinson Mall Proj Ser A........................ 7.000    11/01/17      1,394,666
 1,355    Allegheny Cnty, PA Residential Mtg Single Family
          Ser KK-2 (AMT) (GNMA Collateralized)............ 5.750    05/01/33      1,409,701
 3,000    Allegheny Cnty, PA San Auth Swr (MBIA Insd)..... 5.500    12/01/30      3,366,090
 2,575    Allegheny Cnty, PA San Auth Swr Rev Ser A
          (FGIC Insd) (a).................................   *      12/01/08      2,291,801
 2,380    Allegheny Cnty, PA San Auth Swr Rev Ser A
          (FGIC Insd).....................................   *      06/01/09      2,073,527
 1,645    Allegheny Cnty, PA San Auth Swr Rev Ser A
          (FGIC Insd) (a).................................   *      12/01/09      1,407,117
 3,000    Berks Cnty, PA Muni Auth Hosp Rev Reading Hosp &
          Med Ctr Proj (Prerefunded @ 11/01/09) (FSA
          Insd)........................................... 6.000    11/01/29      3,422,550
 1,000    Bethlehem, PA Auth Wtr Gtd (FSA Insd)........... 5.000    11/15/19      1,083,550
   785    Carbon Cnty, PA Indl Dev Auth Panther Creek
          Partn Proj Rfdg (AMT) (LOC: Paribas & Union Bk
          of CA Intl)..................................... 6.650    05/01/10        851,592
 2,000    Central Dauphin, PA Sch Dist (FSA Insd)......... 5.000    12/01/19      2,157,560
 1,000    Chartiers Vly, PA Indl & Coml Dev Auth First Mtg
          Rev Asbury Hlth Cent Rfdg....................... 6.375    12/01/19      1,029,980
 1,000    Chartiers Vly, PA Indl & Coml Dev Auth First Mtg
          Rev Asbury Hlth Cent Rfdg....................... 6.375    12/01/24      1,022,330
 2,000    Cheltenham Twp, PA (AMBAC Insd) (b)............. 5.000    01/01/28      2,113,400
 1,000    Chester Cnty, PA Indl Dev Auth Rev Collegium
          Charter Sch Proj Ser A (ACA Insd)............... 5.500    04/15/31      1,062,650
 1,500    Crawford Cnty, PA Hosp Auth Sr Living Fac Rev
          Westbury Utd Methodist Cmnty.................... 6.250    08/15/29      1,539,060
 2,000    Delaware Cnty, PA Auth College Cabrini College
          (Radian Insd)................................... 5.750    07/01/23      2,140,280
 2,295    Delaware Cnty, PA Auth College Neumann College
          Rfdg (a)........................................ 5.875    10/01/21      2,443,555
 1,000    Delaware Cnty, PA Auth First Mtg Rev Riddle Vlg
          Proj Rfdg....................................... 6.875    06/01/16      1,013,270
 1,000    Delaware Cnty, PA Auth Rev White Horse Vlg Proj
          Ser A Rfdg...................................... 7.625    07/01/30      1,082,290

                                               See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,750    Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac
          (AMT) (FGIC Insd)............................... 6.000%   06/01/29   $  1,922,235
 2,500    Delaware Cnty, PA Indl Dev Auth Wtr Fac PA
          Suburban Wtr (AMT) (AMBAC Insd)................. 5.350    10/01/31      2,634,025
 1,230    Delaware Cnty, PA Regl Wtr Qual (MBIA Insd)..... 5.250    05/01/19      1,349,310
 1,555    Delaware Cnty, PA Regl Wtr Qual (MBIA Insd)
          (a)............................................. 5.250    05/01/22      1,691,094
 2,500    Delaware Vly, PA Regl Fin Auth.................. 5.750    07/01/17      2,882,950
 2,000    Downingtown, PA Area Sch Dist (FSA Insd)........ 5.250    04/01/15      2,184,020
 3,420    Falls Twp, PA Hosp Auth Hosp Rev DE Vly Med Rfdg
          (FHA Gtd)....................................... 7.000    08/01/22      3,500,986
 2,000    Harrisburg, PA Auth Res Gtd Sub Ser D-2
          (FSA Insd)...................................... 5.000    12/01/33      2,177,780
 3,000    Harrisburg, PA Auth Wtr Rev Rfdg (FSA Insd)..... 5.000    07/15/21      3,205,680
 1,000    Harveys Lake Genl Muni Auth PA College Rev
          College Misericordia Proj (ACA Insd)............ 6.000    05/01/19      1,073,400
 2,925    Hempfield, PA Area Sch Dist
          (Prerefunded @ 02/15/12) (FGIC Insd)............ 5.375    02/15/17      3,285,886
 2,595    Hempfield, PA Area Sch Dist
          (Prerefunded @ 02/15/12) (FGIC Insd)............ 5.375    02/15/19      2,915,171
 1,985    Jim Thorpe, PA Area Sch Dist (FSA Insd) (a)..... 5.000    03/15/25      2,106,442
 1,000    Kennett, PA Cons Sch Dist Ser A (FGIC Insd)..... 5.250    02/15/19      1,095,560
 1,000    Lebanon Cnty, PA Hlth Fac Pleasant View Auth
          Hlth Ctr Rev Retirement Ser A (b)............... 5.125    12/15/20        997,500
 1,000    Lehigh Cnty, PA Gen Purp Auth Good Shepherd Grp
          Ser A........................................... 5.625    11/01/34      1,035,580
 1,800    Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint
          Lukes Bethlehem................................. 5.250    08/15/23      1,844,226
 1,750    Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint
          Lukes Bethlehem................................. 5.375    08/15/33      1,784,440
 2,310    Luzerne Cnty, PA Ser A (MBIA Insd) (a).......... 5.250    11/15/17      2,540,238
 4,000    Luzerne Cnty, PA Ser A (MBIA Insd).............. 5.250    11/15/25      4,341,760
 3,000    Lycoming Cnty, PA Auth College Rev PA College of
          Technology (AMBAC Insd)......................... 5.350    07/01/26      3,217,710
 2,500    Mercer Cnty, PA Indl Dev Auth Wtr Facs
          Philadelphia Sub Corp (AMT) (MBIA Insd)......... 6.000    07/01/30      2,759,000
 1,250    Mifflin Cnty, PA Ser A (FGIC Insd) (b).......... 5.000    09/01/31      1,301,950
 1,000    Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med
          Ctr............................................. 6.000    01/01/43      1,054,830
 2,000    Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp
          Rev Abington Mem Hosp Ser A..................... 5.125    06/01/32      2,027,660
 1,000    Montgomery Cnty, PA Indl Dev Auth Rev Res Rec
          Montenay Proj Ser A (MBIA Insd)................. 5.250    11/01/14      1,120,880
 1,000    Moon Area Sch Dist PA (FSA Insd)................ 5.000    11/15/25      1,067,480
 2,345    Moon Indl Dev Auth PA Ed Fac Rev Ellis Sch
          Proj............................................ 5.800    03/01/25      2,497,120
   630    New Castle, PA San Auth Swr Rfdg (MBIA Insd).... 5.000    06/01/24        653,323
 1,575    New Castle, PA San Auth Swr Rfdg (MBIA Insd).... 5.000    06/01/27      1,626,093

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,000    Pennsylvania Econ Dev Fin Auth Res Recovery Rev
          Colver Proj Ser D (AMT)......................... 7.150%   12/01/18   $  1,023,900
 2,500    Pennsylvania Hsg Fin Agy Single Family Mtg Rev
          Ser 70A (AMT)................................... 5.900    04/01/31      2,630,025
 2,000    Pennsylvania Hsg Fin Agy Single Family Mtg
          Ser 61A (AMT)................................... 5.500    04/01/29      2,086,320
 2,385    Pennsylvania Hsg Fin Agy Single Family Mtg
          Ser 66A (AMT)................................... 5.650    04/01/29      2,496,427
 1,260    Pennsylvania Hsg Fin Agy Single Family Mtg
          Ser 67A (AMT)................................... 5.900    10/01/30      1,325,407
 3,000    Pennsylvania St Higher Ed Fac Auth Rev Drexel
          Univ (a)........................................ 5.500    05/01/16      3,312,600
 2,000    Pennsylvania St Higher Ed Fac Auth Rev La Salle
          Univ............................................ 5.500    05/01/34      2,093,900
 1,500    Pennsylvania St Higher Ed Fac Auth Rev Univ
          Sciences Philadelphia Ser A (XLCA Insd)......... 5.000    11/01/36      1,564,680
 1,000    Pennsylvania St Higher Ed Fac Messiah College
          Ser AA3 (Radian Insd)........................... 5.500    11/01/22      1,083,990
 1,770    Pennsylvania St Higher Ed Fac Rev Thomas
          Jefferson Univ.................................. 5.375    01/01/25      1,905,104
 1,000    Pennsylvania St Higher Ed UPMC Hlth Sys Ser A... 6.250    01/15/18      1,126,950
 3,600    Pennsylvania St Higher Ed UPMC Hlth Sys Ser A
          (FSA Insd)...................................... 5.000    08/01/29      3,721,464
 3,000    Pennsylvania St Higher Ed UPMC Hlth Sys Ser A... 6.000    01/15/31      3,301,200
 1,200    Pennsylvania St Tpk Commn Tpk Rev Ser A (AMBAC
          Insd)........................................... 5.250    12/01/21      1,319,556
 4,505    Pennsylvania St Tpk Commn Tpk Rev Ser T Rfdg
          (FGIC Insd)..................................... 5.500    12/01/13      5,143,854
 2,000    Pennsylvania St Univ............................ 5.000    09/01/29      2,109,760
 1,000    Pennsylvania St Univ............................ 5.000    09/01/35      1,052,330
 1,390    Pennsylvania St Univ Rfdg....................... 5.250    08/15/14      1,563,889
 1,500    Philadelphia, PA (FSA Insd)..................... 5.250    09/15/25      1,597,275
 5,000    Philadelphia, PA Auth for Indl Ser B (FSA
          Insd)........................................... 5.500    10/01/17      5,587,000
 2,000    Philadelphia, PA Auth for Indl Ser B (FSA
          Insd)........................................... 5.125    10/01/26      2,122,100
 1,000    Philadelphia, PA Auth Indl Dev Amern College of
          Physicians...................................... 5.500    06/15/27      1,051,350
 2,250    Philadelphia, PA Auth Indl Dev Philadelphia Arpt
          Sys Proj Ser A (AMT) (FGIC Insd)................ 5.125    07/01/19      2,373,907
 2,000    Philadelphia, PA Gas Wks Rev 1975 Gen Ordinance
          17th Ser (FSA Insd)............................. 5.375    07/01/19      2,188,520
 3,250    Philadelphia, PA Gas Wks Rev Second Ser (FSA
          Insd)........................................... 5.250    07/01/29      3,468,758
 1,000    Philadelphia, PA Hosp & Higher Ed Fac Auth Rev
          Chestnut Hill College........................... 6.000    10/01/29      1,024,250
 4,675    Philadelphia, PA Redev Auth Rev Neighborhood
          Trans Ser A (FGIC Insd)......................... 5.250    04/15/12      5,174,664

                                               See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,905    Philadelphia, PA Redev Auth Rev Neighborhood
          Trans Ser A (FGIC Insd)......................... 5.500%   04/15/16   $  2,116,798
 3,000    Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA
          Insd)........................................... 5.625    06/15/08      3,237,240
 4,000    Pittsburgh & Allegheny Cnty, PA Pub Auditorium
          Auth Regl Asset Dist Sales Tax (AMBAC Insd)..... 5.000    02/01/24      4,228,400
 2,500    Pittsburgh, PA Ser A (AMBAC Insd)............... 5.500    09/01/17      2,753,700
 3,000    Pittsburgh, PA Ser A (Prerefunded @ 09/01/09)
          (FGIC Insd)..................................... 5.750    09/01/22      3,283,920
 1,000    Pittsburgh, PA Urban Redev Auth Cent Triangle
          Tax Increment Ser A............................. 6.100    05/01/19      1,074,260
 1,860    Quaker Valley, PA Sch Dist (Prerefunded @
          04/01/14) (FSA Insd) (a)........................ 5.375    04/01/21      2,115,304
 1,500    Radnor Twp, PA Sch Dist Ser B (b)............... 5.000    02/15/28      1,586,370
 1,000    Southcentral, PA Gen Auth Rev Wellspan Hlth
          Oblig (MBIA Insd)............................... 5.375    05/15/28      1,067,150
 1,000    State Pub Sch Bldg Auth Conneaut Sch Dist Proj
          (FGIC Insd)..................................... 5.250    11/01/22      1,103,010
 1,075    State Pub Sch Bldg Auth PA North Hampton Cnty
          Ser A Rfdg (AMBAC Insd)......................... 5.000    03/01/20      1,147,960
 1,740    State Pub Sch Bldg Auth PA Sch Rev Lease
          Colonial Inter Unit 20 (FGIC Insd).............. 5.000    05/15/30      1,835,857
 2,545    Susquehanna Area Regl Arpt Auth Ser A (AMT)
          (AMBAC Insd) (a)................................ 5.500    01/01/18      2,766,008
 1,500    Susquehanna Area Regl Arpt Auth Ser D........... 5.375    01/01/18      1,539,210
 2,030    Troy, PA Area Sch Dist Bradford Cnty
          (FGIC Insd) (a) (b)............................. 5.000    03/01/30      2,089,134
 1,000    Union Cnty, PA Higher Ed Fac Auth Bucknell Univ
          Ser A........................................... 5.250    04/01/19      1,098,360
 2,155    Uniontown Area, PA Sch Dist Ser A
          (Prerefunded @ 10/01/12) (FSA Insd)............. 5.500    10/01/27      2,453,381
 2,500    Washington Cnty, PA Ser A (AMBAC Insd).......... 5.125    09/01/27      2,636,200
 1,000    West Shore, PA Area Hosp Auth Holy Spirit Hosp
          Proj............................................ 6.250    01/01/32      1,069,220
 1,230    Wilson, PA Sch Dist Second Ser (FSA Insd)....... 5.375    05/15/15      1,359,519
 1,240    York Cnty, PA Sch Technology Auth Lease Rev
          (FGIC Insd)..................................... 5.375    02/15/18      1,367,100
                                                                               ------------
                                                                                206,918,589
                                                                               ------------

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          U. S. VIRGIN ISLANDS  1.2%
$1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A..................................... 6.500%   10/01/24   $  1,708,155
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  150.1%
  (Cost $194,562,659).......................................................    208,626,744
SHORT-TERM INVESTMENT  0.7%
  (Cost $1,000,000).........................................................      1,000,000
                                                                               ------------
TOTAL INVESTMENTS  150.8%
  (Cost $195,562,659).......................................................    209,626,744
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.0%)...............................     (5,571,324)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (46.8%).................    (65,075,693)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $138,979,727
                                                                               ============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust owns 100% of the bond issuance.

(b) Securities purchased on a when-issued or delayed delivery basis.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $195,562,659).......................  $209,626,744
Cash........................................................        61,249
Receivables:
  Interest..................................................     2,732,732
  Investments Sold..........................................        85,000
Other.......................................................           586
                                                              ------------
    Total Assets............................................   212,506,311
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     7,998,913
  Investment Advisory Fee...................................        91,475
  Income Distributions--Common Shares.......................        44,628
  Other Affiliates..........................................        11,574
Trustees' Deferred Compensation and Retirement Plans........       242,248
Accrued Expenses............................................        62,053
                                                              ------------
    Total Liabilities.......................................     8,450,891
Preferred Shares (including accrued distributions)..........    65,075,693
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $138,979,727
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($138,979,727 divided by
  8,268,008 shares outstanding).............................  $      16.81
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,268,008 shares issued and
  outstanding)..............................................  $     82,680
Paid in Surplus.............................................   122,586,845
Net Unrealized Appreciation.................................    14,064,085
Accumulated Net Realized Gain...............................     1,593,847
Accumulated Undistributed Net Investment Income.............       652,270
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $138,979,727
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 65,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $203,979,727
                                                              ============

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $ 5,020,412
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        553,888
Preferred Share Maintenance.................................         88,158
Trustees' Fees and Related Expenses.........................         21,093
Legal.......................................................         20,354
Custody.....................................................          8,525
Other.......................................................         83,666
                                                                -----------
    Total Expenses..........................................        775,684
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 4,244,728
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 1,594,586
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     15,211,926
  End of the Period.........................................     14,064,085
                                                                -----------
Net Unrealized Depreciation During the Period...............     (1,147,841)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $   446,745
                                                                ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................    $  (654,552)
                                                                ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................    $ 4,036,921
                                                                ===========

                                               See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                               FOR THE            FOR THE
                                                           SIX MONTHS ENDED      YEAR ENDED
                                                            APRIL 30, 2005    OCTOBER 31, 2004
                                                           -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $  4,244,728       $  8,607,852
Net Realized Gain........................................       1,594,586            643,327
Net Unrealized Appreciation/Depreciation During the
  Period.................................................      (1,147,841)         2,741,383
Distributions to Preferred Shareholders:
  Net Investment Income..................................        (607,511)          (631,421)
  Net Realized Gain......................................         (47,041)          (171,025)
                                                             ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations.............................................       4,036,921         11,190,116
Distributions to Common Shareholders:
  Net Investment Income..................................      (3,707,745)        (8,130,307)
  Net Realized Gain......................................        (596,877)        (2,283,179)
                                                             ------------       ------------
NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES..................................        (267,701)           776,630
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment...........................................             -0-             60,285
                                                             ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES..........................................        (267,701)           836,915
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period..................................     139,247,428        138,410,513
                                                             ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $652,270 and $722,798,
  respectively)..........................................    $138,979,727       $139,247,428
                                                             ============       ============

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX MONTHS
                                                              ENDED
                                                            APRIL 30,     ------------------
                                                               2005        2004       2003
                                                            --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................  $ 16.84      $ 16.75    $ 16.86
                                                             -------      -------    -------
  Net Investment Income....................................      .51         1.04       1.09
  Net Realized and Unrealized Gain/Loss....................      .06          .41        .06
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income..................................     (.07)        (.08)      (.08)
    Net Realized Gain......................................     (.01)        (.02)      (.01)
                                                             -------      -------    -------
Total from Investment Operations...........................      .49         1.35       1.06
Distributions Paid to Common Shareholders:
    Net Investment Income..................................     (.45)        (.98)     (1.02)
    Net Realized Gain......................................     (.07)        (.28)      (.15)
                                                             -------      -------    -------
NET ASSET VALUE, END OF THE PERIOD.........................  $ 16.81      $ 16.84    $ 16.75
                                                             =======      =======    =======
Common Share Market Price at End of the Period.............  $ 14.66      $ 15.55    $ 15.90
Total Return (b)...........................................   -2.38%*       5.72%      3.80%
Net Assets Applicable to Common Shares at End of the Period
  (In millions)............................................  $ 139.0      $ 139.2    $ 138.4
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (c)........................................    1.13%        1.26%      1.28%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)..........................    6.20%        6.27%      6.42%
Portfolio Turnover.........................................      11%*         14%        17%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)...............................................     .77%         .86%       .87%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)..........................    5.31%        5.81%      5.97%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.........................    2,600        2,600      2,600
Asset Coverage Per Preferred Share (e).....................  $78,483      $78,562    $78,236
Involuntary Liquidating Preference Per Preferred Share.....  $25,000      $25,000    $25,000
Average Market Value Per Preferred Share...................  $25,000      $25,000    $25,000

*  Non-Annualized

(a)As required, effective October 1, 2001, the Trust has adopted the provisions of the AIPCA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .04%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                               TWO MONTHS
YEAR ENDED OCTOBER 31,                            ENDED                YEAR ENDED AUGUST 31,
--------------------------------------------   OCTOBER 31,   -----------------------------------------
     2002 (a)    2001      2000       1999        1998         1998       1997       1996       1995
------------------------------------------------------------------------------------------------------
     $ 16.78    $ 16.12   $ 16.07   $  17.32    $  17.31     $  17.06   $  16.55   $  16.71   $  16.43
     -------    -------   -------   --------    --------     --------   --------   --------   --------
        1.13       1.20      1.26       1.27         .21         1.30       1.30       1.30       1.33
         .22        .87       .11      (1.15)        .02          .28        .59       (.06)       .35
        (.10)      (.22)     (.32)      (.25)       (.05)        (.28)      (.28)      (.30)      (.31)
        (.03)      (.07)      -0-       (.02)        -0-         (.01)      (.01)       -0-        -0-
     -------    -------   -------   --------    --------     --------   --------   --------   --------
        1.22       1.78      1.05       (.15)        .18         1.29       1.60        .94       1.37
       (1.02)      (.91)    (1.00)     (1.02)       (.17)       (1.02)     (1.06)     (1.09)     (1.09)
        (.12)      (.21)      -0-       (.08)        -0-         (.02)      (.03)      (.01)       -0-
     -------    -------   -------   --------    --------     --------   --------   --------   --------
     $ 16.86    $ 16.78   $ 16.12   $  16.07    $  17.32     $  17.31   $  17.06   $  16.55   $  16.71
     =======    =======   =======   ========    ========     ========   ========   ========   ========
     $ 16.45    $ 15.67   $ 14.25   $14.9375    $ 17.875     $  18.00   $ 16.613   $ 17.125   $  16.25
      12.54%     18.33%     2.09%    -10.76%       0.28%*      13.71%      4.72%     12.52%      8.02%
     $ 139.3    $ 138.4   $ 132.9   $  132.5    $  142.1     $  141.8   $  139.1   $  134.5   $  135.3
       1.37%      1.58%     1.69%      1.65%       1.67%        1.62%      1.66%      1.67%      1.73%
       6.81%      7.35%     7.92%      7.52%       7.23%        7.54%      7.73%      7.74%      8.32%
         29%        20%       29%        15%          4%*          4%         6%        13%        15%
        .93%      1.07%     1.13%      1.12%       1.15%        1.15%      1.12%      1.13%      1.15%
       6.21%      5.99%     5.91%      6.03%       5.63%        5.89%      6.08%      5.99%      6.37%
       2,600      2,600     2,600      2,600       1,300        1,300      1,300      1,300      1,300
     $78,575    $78,212   $76,124   $ 75,956    $159,304     $159,069   $156,987   $153,449   $154,045
     $25,000    $25,000   $25,000   $ 25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000    $25,000   $25,000   $ 25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Pennsylvania municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, the Trust had $7,998,913 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $195,291,493
                                                              ============
Gross tax unrealized appreciation...........................  $ 14,359,981
Gross tax unrealized deprecation............................       (24,730)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 14,335,251
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2004 was as follows:

Distributions paid from:
Ordinary income.............................................  $  127,385
Long-term capital gain......................................   2,346,765
                                                              ----------
                                                              $2,474,150
                                                              ==========

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $94,270
Undistributed long-term capital gain........................  549,317

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $6,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of approximately $21,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2005 and October 31, 2004, paid in surplus related to common shares aggregated $122,586,845.

    Transactions in common shares were as follows:

                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2005     OCTOBER 31, 2004
Beginning Shares........................................     8,268,008           8,264,411
Shares Issued Through Dividend Reinvestment.............           -0-               3,597
                                                             ---------           ---------
Ending Shares...........................................     8,268,008           8,268,008
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $27,022,363 and $21,619,825, respectively.

5. PREFERRED SHARES

The Trust has outstanding 2,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on April 30, 2005 was 2.500% and for the six months ended April 30, 2005 the rates ranged from 1.800% to 2.500%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and Principal
Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and Chief
Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
UPO SAR 6/05 RN05-01303P-Y04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX I

 ANNUAL REPORT OF VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS
                             DATED OCTOBER 31, 2004

Item 1. Report to Shareholders

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Trust for Investment Grade Pennsylvania Municipals performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS
SYMBOL: VTP
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (3/27/92)         8.17%         7.39%

10-year                           8.63          9.37

5-year                            8.84          8.18

1-year                            8.90          6.66
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Pennsylvania Municipal Bond Index is a broad-based statistical composite of Pennsylvania municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen Trust for Investment Grade Pennsylvania Municipals is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Dennis Pietrzak, Executive Director; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the "Fed") caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial-revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first ten months of 2004 (the final ten months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change without notice at any time.

In keeping with national patterns, issuance in the Pennsylvania market fell by
17.6 percent for the first nine months of 2004 compared to the same period one year earlier. Many local municipalities moved to take advantage of relatively low interest rates during the period by refinancing their existing debt. The state's economy remained one of the most solid in the country, and its credit ratings remained strong.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On both an NAV basis and a market price basis, the trust outperformed its benchmark index, the Lehman Brothers Pennsylvania Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds we invested in, leading to the trust's outperformance versus its benchmark index, which is unleveraged.

Interest rates spent much of the period at or near historic lows. Given these levels, our analysis indicated that there was little room for rates to fall further, and that as a result, rates were more likely to go up than down over the intermediate term. This analysis led us to reduce the trust's interest-rate sensitivity to a level that was near that of its benchmark. While this approach served the trust well when rates declined during the summer, it was an overall drag on performance for the one-year period.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

--------------------------------------------------------------
                                   LEHMAN BROTHERS
      BASED ON     BASED ON     PENNSYLVANIA MUNICIPAL
        NAV      MARKET PRICE         BOND INDEX

       8.90%        6.66%               5.63%
--------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

With interest rates at such low levels, several of the trust's holdings were called away by issuers seeking to refinance their bonds at lower yields. Several of the trust's shorter maturity bonds were also prerefunded, and we sold many of these securities to take advantage of more compelling opportunities elsewhere. We reinvested the proceeds into securities with attractive total-return prospects, emphasizing bonds in the 13- to 18-year portion of the yield curve, especially those with the relatively lower interest-rate sensitivity. These bonds offer the dual benefit of a strong income stream and moderate vulnerability to shifting interest rates.

We continued to pursue relative-value opportunities at the long end of the market, buying securities when they offered attractive value and selling them once they met our performance targets in order to reinvest the proceeds elsewhere. As part of our conservative approach to interest-rate positioning, we also trimmed the trust's holdings of highly rate-sensitive zero coupon bonds.

We remained focused on keeping the trust's risk profile within a reasonable range through attention to credit quality and diversification. By the end of the 12-month period, more than 88 percent of the trust's total investments were invested in bonds rated AAA and AA; these represent the two highest tiers of credit ratings. The portfolio was also well diversified across the major sectors of the municipal bond market. Its three largest sector exposures were general purpose, water and sewer, and health care.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to comb the municipal bond markets for interesting opportunities.

There is no guarantee that any securities mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                              74.2%
AA/Aa                                                                13.9
A/A                                                                   6.4
BBB/Baa                                                               5.5
TOP 5 SECTORS AS OF 10/31/04
General Purpose                                                      21.4%
Water & Sewer                                                        12.4
Health Care                                                          12.2
Public Education                                                     11.2
Higher Education                                                     10.7

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  153.0%
          PENNSYLVANIA  150.0%
$1,465    Allegheny Cnty, PA Higher Ed Duquesne Univ Ser A
          (FGIC Insd)..................................... 5.000%   03/01/17   $  1,605,069
 1,560    Allegheny Cnty, PA Higher Ed Duquesne Univ Ser A
          (FGIC Insd) (c)................................. 5.000    03/01/18      1,701,445
 3,000    Allegheny Cnty, PA Port Auth Spl Rev Trans (FGIC
          Insd)........................................... 5.000    03/01/29      3,076,650
   730    Allegheny Cnty, PA Residential Fin Auth Mtg Rev
          Single Family (AMT) (GNMA Collateralized)....... 7.100    05/01/24        731,058
   510    Allegheny Cnty, PA Residential Fin Auth Mtg Rev
          Single Family Ser II-1 (AMT) (GNMA
          Collateralized)................................. 5.800    05/01/21        542,375
   930    Allegheny Cnty, PA Residential Fin Auth Mtg Rev
          Single Family Ser II-2 (AMT) (GNMA
          Collateralized)................................. 5.800    11/01/20        992,552
   900    Allegheny Cnty, PA Residential Mtg Single Family
          Ser KK-2 (AMT) (GNMA Collateralized)............ 5.750    05/01/33        934,902
 1,755    Allegheny Cnty, PA San Auth Swr Rev (FGIC
          Insd)...........................................   *      12/01/15      1,110,511
 2,220    Allegheny Cnty, PA San Auth Swr Rev (MBIA
          Insd)........................................... 5.750    12/01/17      2,557,817
 2,900    Allegheny Cnty, PA San Auth Swr Rev (MBIA
          Insd)........................................... 5.500    12/01/24      3,210,706
 2,070    Allegheny Cnty, PA Ser C 54 (MBIA Insd)......... 5.375    11/01/18      2,333,242
 3,250    Allegheny Cnty, PA Ser C 54 (MBIA Insd)......... 5.375    11/01/19      3,645,752
 1,175    Ambridge, PA Area Sch Dist (MBIA Insd) (a)...... 5.500    11/01/31      1,279,199
 1,000    Berks Cnty, PA Muni Auth Hosp Rev Reading Hosp &
          Med Ctr Proj (Prerefunded @ 11/01/09) (FSA
          Insd)........................................... 6.000    11/01/29      1,174,530
 1,460    Bethlehem, PA Auth Wtr Gtd (FSA Insd)........... 5.000    11/15/19      1,594,291
 1,270    Bucks Cnty, PA Auth Wtr & Swr Rev Swr Sys (AMBAC
          Insd) (c)....................................... 5.375    06/01/16      1,423,391
   870    Carbon Cnty, PA Indl Dev Auth Panther Creek Proj
          Rfdg (LOC: Paribas & Union Bk of CA Intl)
          (AMT)........................................... 6.650    05/01/10        944,133
 1,000    Central Dauphin, PA Sch Dist (FSA Insd)......... 5.000    12/01/19      1,086,850
 1,555    Chester Cnty, PA Indl Dev Auth Rev Collegium
          Charter Sch Proj Ser A (ACA Insd)............... 5.500    04/15/31      1,621,476
 1,200    Delaware Cnty, PA Cap Apprec Rfdg...............   *      11/15/04      1,199,076
 2,150    Delaware Cnty, PA Cap Apprec Rfdg...............   *      11/15/05      2,109,924
 1,565    Delaware Cnty, PA Cap Apprec Rfdg...............   *      11/15/07      1,454,480
 1,000    Delaware Cnty, PA Cap Apprec Rfdg...............   *      11/15/08        895,600
 1,665    Delaware Cnty, PA Cap Apprec Rfdg...............   *      11/15/09      1,425,323
   815    Delaware Cnty, PA Cap Apprec Rfdg...............   *      11/15/10        665,928
 1,270    Delaware Cnty, PA Cap Apprec Rfdg...............   *      11/15/11        987,412
 1,030    Delaware Cnty, PA Cap Apprec Rfdg...............   *      11/15/12        761,489

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,480    Delaware Cnty, PA Regl Wtr Quality Ctl Auth Swr
          Rev (MBIA Insd) (c)............................. 5.250%   05/01/21   $  1,623,249
 2,500    Delaware Vly, PA Regl Fin Auth.................. 5.750    07/01/17      2,968,500
 2,800    Erie, PA Sch Dist (Prerefunded @ 09/01/10)
          (AMBAC Insd).................................... 5.800    09/01/29      3,237,696
 1,115    Erie, PA Ser A (FSA Insd)....................... 5.000    11/15/19      1,215,618
 1,700    Exeter Twp, PA Sch Dist (FGIC Insd).............   *      11/15/13      1,195,576
 4,595    Falls Twp, PA Hosp Auth Hosp Rev DE Vly Med Rfdg
          (FHA Gtd)....................................... 7.000    08/01/22      4,764,096
 1,000    Fayette Cnty, PA (Prerefunded @ 11/15/10) (AMBAC
          Insd)........................................... 5.625    11/15/28      1,149,480
 1,500    Harrisburg, PA Auth Res Gtd Sub Ser D 2 (FSA
          Insd)........................................... 5.000    12/01/33      1,645,665
 2,000    Harrisburg, PA Auth Wtr Rev Rfdg (FSA Insd)..... 5.000    07/15/21      2,145,360
 3,000    Hempfield, PA Area Sch Dist (FGIC Insd)......... 5.375    02/15/17      3,365,370
 2,000    Lehigh Cnty, PA Gen Purp Auth Rev Good Shepherd
          Group Ser A..................................... 5.500    11/01/24      2,058,440
 1,500    Lehigh Northampton, PA Arpt Ser A (AMT) (MBIA
          Insd)........................................... 6.000    05/15/25      1,660,950
 2,700    Lehigh Northampton, PA Arpt Ser A (AMT) (MBIA
          Insd)........................................... 6.000    05/15/30      2,962,305
 2,050    Luzerne Cnty, PA Ser A (MBIA Insd).............. 5.250    11/15/19      2,253,339
 3,290    Luzerne Cnty, PA Ser A (MBIA Insd).............. 5.250    11/15/25      3,525,531
 2,650    Lycoming Cnty, PA Auth College Rev PA College of
          Technology (AMBAC Insd)......................... 5.350    07/01/26      2,854,606
 2,500    Mifflin Cnty, PA Hosp Auth Rev (Radian Insd).... 6.200    07/01/30      2,772,725
 1,280    Monroeville, PA Muni Auth San Swr Ser B (MBIA
          Insd) (c)....................................... 5.250    12/01/19      1,418,790
 2,000    Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp
          Rev Abington Mem Hosp Ser A..................... 5.125    06/01/32      2,015,940
 1,000    Montgomery Cnty, PA Indl Dev Auth Rev Res Rec
          Montenay Proj Ser A (MBIA Insd)................. 5.250    11/01/14      1,140,940
 1,500    Mount Lebanon, PA Hosp Auth Saint Clair Mem Hosp
          Ser A........................................... 5.625    07/01/32      1,548,405
 1,000    Northeastern PA Hosp & Ed Auth College Rev Gtd
          Luzerne Cnty Cmnty College (Prerefunded @
          02/15/05) (AMBAC Insd).......................... 6.625    08/15/15      1,014,420
   350    Northeastern York Cnty, PA Sch Dist Ser B (FGIC
          Insd)...........................................   *      09/01/09        302,817

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$  485    Northeastern York Cnty, PA Sch Dist Ser B (FGIC
          Insd)...........................................   *      09/01/10   $    402,196
   300    Northeastern York Cnty, PA Sch Dist Ser B (FGIC
          Insd)...........................................   *      03/01/11        242,079
 2,000    Pennsylvania Econ Dev Fin Auth Res Recovery Rev
          Colver Proj Ser D (AMT)......................... 7.050%   12/01/10      2,047,140
 1,450    Pennsylvania Econ Dev Fin York Wtr Co Proj Ser A
          (AMT) (XLCA Insd)............................... 5.000    04/01/16      1,555,198
 2,500    Pennsylvania Hsg Fin Agy Single Family Mtg Rev
          Ser 70A (AMT) (Acquired 09/15/00, Cost
          $2,500,000) (b)................................. 5.900    04/01/31      2,598,425
 2,150    Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          61A (AMT)....................................... 5.500    04/01/29      2,205,965
 1,275    Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          67A (AMT)....................................... 5.900    10/01/30      1,316,042
 1,000    Pennsylvania St Higher Ed Clarion Univ Fndtn Inc
          Ser A (XLCA Insd)............................... 5.000    07/01/28      1,027,700
 1,000    Pennsylvania St Higher Ed Fac Auth Rev Drexel
          Univ............................................ 5.500    05/01/17      1,117,640
 1,500    Pennsylvania St Higher Ed Fac Auth Rev La Salle
          Univ............................................ 5.500    05/01/34      1,544,325
 1,000    Pennsylvania St Higher Ed Fac Auth Rev Thomas
          Jefferson Univ.................................. 5.375    01/01/25      1,069,800
 1,000    Pennsylvania St Higher Ed Geneva College Proj... 6.125    04/01/22      1,051,600
 3,000    Pennsylvania St Higher Ed UPMC Hlth Sys Ser A
          (FSA Insd)...................................... 5.000    08/01/29      3,071,430
 1,000    Pennsylvania St Higher Ed UPMC Hlth Sys Ser A... 6.000    01/15/31      1,069,210
 1,165    Pennsylvania St Indl Dev Auth Econ Dev (AMBAC
          Insd)........................................... 5.500    07/01/14      1,325,234
 2,000    Pennsylvania St Second Ser (MBIA Insd)
          (Prerefunded 10/01/09).......................... 5.750    10/01/17      2,305,380
 3,015    Pennsylvania St Tpk Commn Ser T Rfdg (FGIC
          Insd)........................................... 5.500    12/01/10      3,448,316
 1,500    Pennsylvania St Univ Rfdg....................... 5.250    03/01/17      1,659,210
 1,550    Perkiomen Valley Sch Dist PA Ser A (FSA Insd)... 5.250    03/01/28      1,651,262
 3,000    Philadelphia, PA (FSA Insd)..................... 5.000    03/15/28      3,075,360
 6,160    Philadelphia, PA Auth for Indl Ser B (FSA
          Insd)........................................... 5.500    10/01/17      6,963,880
 2,000    Philadelphia, PA Auth for Indl Ser B (FSA
          Insd)........................................... 5.125    10/01/26      2,084,900
 1,000    Philadelphia, PA Auth Indl Dev Amern College Of
          Physicians...................................... 5.500    06/15/27      1,047,710
 1,700    Philadelphia, PA Gas Wks Rev Eighteenth Ser (AGC
          Insd)........................................... 5.250    08/01/21      1,832,379

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,750    Philadelphia, PA Gas Wks Rev Second Ser (FSA
          Insd)........................................... 5.250%   07/01/29   $  1,846,250
 1,500    Philadelphia, PA Gas Wks Rev Third Ser S (FSA
          Insd)........................................... 5.125    08/01/31      1,548,510
 1,645    Philadelphia, PA Pkg Auth Rev Ser A (AMBAC
          Insd)........................................... 5.250    02/15/29      1,734,702
   500    Pittsburgh & Allegheny Cnty, PA Pub Aud Hotel
          Room (AMBAC Insd)............................... 5.125    02/01/35        518,940
 2,500    Pittsburgh & Allegheny Cnty, PA Pub Aud Regl
          Asset Dist Sales Tax (AMBAC Insd)............... 5.000    02/01/24      2,603,225
 4,990    Pittsburgh & Allegheny Cnty, PA Pub Aud Regl
          Asset Dist Sales Tax (AMBAC Insd)............... 5.000    02/01/29      5,144,041
 5,000    Pittsburgh, PA Ser A (AMBAC Insd)............... 5.500    09/01/17      5,496,000
   500    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser C
          Rfdg (AMT)...................................... 6.500    10/01/23        519,925
 3,700    Pittsburgh, PA Wtr & Swr Rfdg (FGIC Insd)....... 6.500    09/01/13      4,479,738
 1,710    Pottstown Boro, PA Auth Swr Rev Gtd (FGIC
          Insd)...........................................   *      11/01/13      1,204,439
 1,960    Quaker Valley, PA Sch Dist (FSA Insd) (c)....... 5.375    04/01/22      2,159,254
 2,000    Rostraver Twp, PA (AMBAC Insd).................. 5.500    07/01/24      2,227,900
 1,050    Scranton, PA Ser B (AMBAC Insd) (c)............. 5.000    09/01/17      1,145,855
 2,000    Southcentral, PA Gen Auth Rev Wellspan Hlth
          Oblig (MBIA Insd)............................... 5.375    05/15/28      2,113,220
 2,120    State Pub Sch Bldg Auth PA Conneaut Sch Dist
          Proj (FGIC Insd) (c)............................ 5.250    11/01/20      2,327,993
 2,360    State Pub Sch Bldg Auth PA Sch Rev Jefferson
          Cnty Dubois Tech Sch (FGIC Insd) (c)............ 5.375    02/01/23      2,592,814
 1,140    Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev
          Ser A (AMT) (AMBAC Insd)........................ 5.375    01/01/21      1,218,272
 5,205    Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev
          Ser A (AMT) (AMBAC Insd)........................ 5.375    01/01/23      5,511,002
 1,500    Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev
          Ser D........................................... 5.375    01/01/18      1,547,400
 1,950    Swarthmore Boro Auth PA College................. 5.250    09/15/18      2,170,760
 1,000    Trinity Area Sch Dist PA (FGIC Insd)............ 5.250    11/01/20      1,098,110
 1,250    Union Cnty, PA Hosp Auth Hosp Rev Evangelical
          Cmnty Hosp (Radian Insd)........................ 5.250    08/01/24      1,312,700
 1,035    Unity Twp, PA Muni Auth Gtd Swr Rev Cap Apprec
          (Escrowed to Maturity) (AMBAC Insd) (c).........   *      11/01/15        661,789
 2,000    Washington Cnty, PA Ser A (AMBAC Insd).......... 5.125    09/01/27      2,088,660
 2,000    West Shore, PA Area Hosp Auth Holy Spirit Hosp
          Proj............................................ 6.250    01/01/32      2,076,340

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,900    Wilkinsburg, PA Jt Wtr Auth Wtr Rev Ser B
          (Escrowed to Maturity) (AMBAC Insd).............   *      08/15/12   $  1,432,125
 1,670    Yough Sch Dist, PA Cap Apprec (Escrowed to
          Maturity) (MBIA Insd) (c).......................   *      10/01/14      1,133,930
                                                                               ------------
                                                                                193,531,274
                                                                               ------------
          U. S. VIRGIN ISLANDS  3.0%
 1,500    University Virgin Islands Impt Ser A............ 5.375%   06/01/34      1,557,195
 2,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A (ACA Insd).......................... 6.125    10/01/29      2,240,920
                                                                               ------------
                                                                                  3,798,115
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  153.0%
  (Cost $182,264,836).......................................................    197,329,389

SHORT-TERM INVESTMENT  0.5%
  (Cost $700,000)...........................................................        700,000
                                                                               ------------

TOTAL INVESTMENTS  153.5%
  (Cost $182,964,836).......................................................    198,029,389
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%.................................      1,010,278
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (54.3%).................    (70,041,132)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $128,998,535
                                                                               ============

    Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 2.0% of net assets applicable to common shares.

(c) The Trust owns 100% of the bond issuance.

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

ACA--American Capital Access

AGC--AGC Insured Custody Certificates

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $182,964,836).......................  $198,029,389
Cash........................................................        66,912
Receivables:
  Interest..................................................     2,591,892
  Investments Sold..........................................        50,000
Other.......................................................         3,389
                                                              ------------
    Total Assets............................................   200,741,582
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,247,110
  Investment Advisory Fee...................................       100,739
  Income Distributions--Common Shares.......................        33,784
  Other Affiliates..........................................         9,744
Trustees' Deferred Compensation and Retirement Plans........       227,989
Accrued Expenses............................................        82,549
                                                              ------------
    Total Liabilities.......................................     1,701,915
Preferred Shares (including accrued distributions)..........    70,041,132
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $128,998,535
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($128,998,535 divided by
  7,432,384 shares outstanding).............................  $      17.36
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 7,432,384 shares issued and
  outstanding)..............................................  $     74,324
Paid in Surplus.............................................   109,598,052
Net Unrealized Appreciation.................................    15,064,553
Accumulated Net Realized Gain...............................     3,577,494
Accumulated Undistributed Net Investment Income.............       684,112
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $128,998,535
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 70,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $198,998,535
                                                              ============

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $ 9,524,398
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,182,960
Preferred Share Maintenance.................................      192,547
Trustees' Fees and Related Expenses.........................       71,037
Administrative Fee..........................................       57,718
Legal.......................................................       28,243
Custody.....................................................       13,699
Other.......................................................      160,803
                                                              -----------
    Total Expenses..........................................    1,707,007
    Less Credits Earned on Cash Balances....................        1,890
                                                              -----------
    Net Expenses............................................    1,705,117
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 7,819,281
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 3,575,793
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   15,458,856
  End of the Period.........................................   15,064,553
                                                              -----------
Net Unrealized Depreciation During the Period...............     (394,303)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,181,490
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (901,148)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $10,099,623
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $  7,819,281        $  8,055,053
Net Realized Gain.......................................       3,575,793           2,395,742
Net Unrealized Depreciation During the Period...........        (394,303)           (887,849)

Distributions to Preferred Shareholders:
  Net Investment Income.................................        (711,702)           (636,418)
  Net Realized Gain.....................................        (189,446)           (140,806)
                                                            ------------        ------------

Change in Net Assets Applicable to Common Shares from
  Operations............................................      10,099,623           8,785,722

Distributions to Common Shareholders:
  Net Investment Income.................................      (7,171,723)         (7,799,556)
  Net Realized Gain.....................................      (2,214,672)         (1,696,070)
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................         713,228            (709,904)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     128,285,307         128,995,211
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $684,112 and $744,487,
  respectively).........................................    $128,998,535        $128,285,307
                                                            ============        ============

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              ------------------------------
                                                               2004       2003      2002 (a)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 17.26    $ 17.36    $ 17.41
                                                              -------    -------    -------
  Net Investment Income.....................................     1.05       1.09       1.20
  Net Realized and Unrealized Gain/Loss.....................      .44        .20        .14
  Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
    Net Investment Income...................................     (.10)      (.09)      (.11)
    Net Realized Gain.......................................     (.03)      (.02)      (.04)
                                                              -------    -------    -------
Total from Investment Operations............................     1.36       1.18       1.19
Distributions Paid to Common Shareholders:
    Net Investment Income...................................     (.96)     (1.05)     (1.07)
    Net Realized Gain.......................................     (.30)      (.23)      (.17)
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 17.36    $ 17.26    $ 17.36
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 15.92    $ 16.16    $ 16.19
Total Return (b)............................................    6.66%      7.73%      8.12%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $ 129.0    $ 128.3    $ 129.0
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.34%      1.35%      1.45%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.15%      6.24%      7.05%
Portfolio Turnover..........................................      18%        21%        32%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .87%       .88%       .93%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.59%      5.75%      6.38%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    2,800      2,800      2,800
Asset Coverage Per Preferred Share (e)......................  $71,086    $70,823    $71,082
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets by .04%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------
      2001       2000      1999       1998       1997       1996       1995
-----------------------------------------------------------------------------
     $ 16.65   $  16.53   $ 17.89   $  17.47   $  16.93   $  16.95   $  15.02
     -------   --------   -------   --------   --------   --------   --------
        1.25       1.31      1.30       1.30       1.31       1.31       1.31
        1.04        .19     (1.36)       .44        .55        .04       2.00
        (.24)      (.39)     (.32)      (.34)      (.33)      (.33)      (.38)
        (.11)      (.01)      -0-        -0-        -0-       (.01)       -0-
     -------   --------   -------   --------   --------   --------   --------
        1.94       1.10      (.38)      1.40       1.53       1.01       2.93
        (.93)      (.96)     (.97)      (.97)      (.99)     (1.00)     (1.00)
        (.25)      (.02)     (.01)      (.01)       -0-       (.03)       -0-
     -------   --------   -------   --------   --------   --------   --------
     $ 17.41   $  16.65   $ 16.53   $  17.89   $  17.47   $  16.93   $  16.95
     =======   ========   =======   ========   ========   ========   ========

     $ 16.13   $13.8125   $15.625   $17.3125   $16.4375   $ 15.625   $  15.00
      26.03%     -5.37%    -4.27%     11.56%     11.80%     11.14%     24.53%
     $ 129.2   $  123.6   $ 122.6   $  132.8   $  129.7   $  125.7   $  125.8
       1.64%      1.68%     1.65%      1.63%      1.64%      1.69%      1.67%
       7.39%      7.96%     7.50%      7.38%      7.64%      7.75%      8.17%
         15%        28%        3%         1%         2%         4%         5%

       1.05%      1.07%     1.07%      1.06%      1.06%      1.08%      1.05%
       5.97%      5.60%     5.66%      5.48%      5.66%      5.76%      5.83%

       2,800      2,800     2,800      1,400      1,400      1,400      1,400
     $71,153   $ 69,133   $68,802   $144,849   $142,613   $139,756   $139,869
     $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Pennsylvania Municipals (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, the Trust had $1,247,110 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discounts are accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    At October 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $182,811,415
                                                              ============
Gross tax unrealized appreciation...........................  $ 15,243,252
Gross tax unrealized deprecation............................       (25,278)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 15,217,974
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                 2004          2003
Distributions paid from:
  Ordinary income...........................................  $  194,792    $   50,118
  Long-term capital gain....................................   2,262,550     1,843,627
                                                              ----------    ----------
                                                              $2,457,342    $1,893,745
                                                              ==========    ==========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2004 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference relating to expenses which are not deductible for tax purposes totaling $5,806 was reclassified to accumulated undistributed net investment income from paid in surplus. Additionally, a permanent difference relating to book to tax accretion differences totaling $2,037 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $  111,177
Undistributed long-term capital gain........................   3,466,316

F. EXPENSE REDUCTIONS During the year ended October 31, 2004, the Fund's custody fee was reduced by $1,890 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%. In addition,

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

the Trust paid a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to .00%.

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $13,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $30,900 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $34,925,352 and $33,931,592, respectively.

4. PREFERRED SHARES

The Trust has outstanding 2,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 2004 was 1.650%. During the year ended October 31, 2004, the rates ranged from 0.880% to 2.100%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

5. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Trust for Investment Grade Pennsylvania Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade Pennsylvania Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade Pennsylvania Municipals as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN *
JACK E. NELSON
RICHARD F. POWERS, III *
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 99.3% of the income distributions as a tax-exempt income distribution. Additionally, during the period the Trust designated and paid $2,262,550 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy...........................................  6,784,055             74,789
Jack E. Nelson.............................................  6,789,454             69,390
Richard F. Powers, III.....................................  6,783,711             75,133

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, J. Miles Branagan, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Mitchell M. Merin, Hugo F. Sonnenschein, Wayne W. Whalen and Suzanne H. Woolsey.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1992  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1992  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1992  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

TRUSTEE AND OFFICER INFORMATION continued

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VTP ANR
                                                 12/04 RN04-02834P-Y10/04

                                   APPENDIX J

             SEMI-ANNUAL REPORT OF VAN KAMPEN TRUST FOR INVESTMENT
                         GRADE PENNSYLVANIA MUNICIPALS,
                              DATED APRIL 30, 2005

Item 1. Report to Shareholders

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Trust for Investment Grade Pennsylvania Municipals performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS
SYMBOL: VTP
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (3/27/92)             8.11%         7.00%

10-year                               7.85          7.12

5-year                                9.21          9.53

1-year                               11.41         12.86

6-month                               3.29         -1.22
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Pennsylvania Municipal Bond Index is a broad-based statistical composite of Pennsylvania municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen Trust for Investment Grade Pennsylvania Municipals is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Dennis Pietrzak and John Reynoldson, Executive Directors of the Adviser; and Robert Wimmel, Vice President of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four, "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

The most significant development in the Pennsylvania municipal market over the period was the ongoing trend of refundings of municipal securities by issuers. Municipal borrowers were able to take advantage of rising short-term rates and relatively stable long-term rates, which in turn allowed them to refund outstanding debt. As a result, the Pennsylvania market saw a wave of refinancings, especially in education-related sectors.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers Pennsylvania Municipal Bond Index. On a market price basis, the trust underperformed its benchmark.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

------------------------------------------------------------
                                   LEHMAN BROTHERS
      BASED ON     BASED ON     PENNSYLVANIA MUNICIPAL
        NAV      MARKET PRICE         BOND INDEX

       3.29%        -1.22%              1.82%
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds held by the trust.

One of our key strategies in managing the trust during the period was to position it for rising interest rates. This approach was largely the result of our analysis of interest rates, which remained relatively low by historical standards even after rising from their multi-decade lows earlier. First, we kept the trust's duration (a measure of interest-rate sensitivity) below that of its benchmark. Second, to limit the trust's exposure to areas of the market that would be most likely susceptible to rising rates, we also trimmed the trust's shorter-maturity bonds. We reinvested the proceeds from those sales into bonds with premium coupons and maturities between 20 and 30 years. In addition to offering relatively attractive income streams, these securities positioned the trust to benefit from any future flattening of the yield curve.

We kept the trust's exposure well diversified across the major sectors of the Pennsylvania municipal market. Much of our relative-value trading activity was focused on selling issues that had been pre-refunded, many of which were in the public education sector; and purchasing what we believed to be more attractive securities in the public education sector. The trust remained focused on investment-grade securities, with 100 percent of the portfolio rated BBB or higher at the end of the period.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

TOP 5 SECTORS AS OF 4/30/05                 RATINGS ALLOCATION AS OF 4/30/05
General Purpose               17.4%         AAA/Aaa                        73.9%
Health Care                   13.9          AA/Aa                           10.8
Higher Education              12.1          A/A                              9.7
Water & Sewer                 11.5          BBB/Baa                          5.6
Public Education              10.7

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  150.4%
          PENNSYLVANIA  147.3%
$1,465    Allegheny Cnty, PA Higher Ed Duquesne Univ Ser A
          (FGIC Insd)..................................... 5.000%   03/01/17   $  1,582,727
 1,560    Allegheny Cnty, PA Higher Ed Duquesne Univ Ser A
          (FGIC Insd) (a)................................. 5.000    03/01/18      1,681,493
 3,000    Allegheny Cnty, PA Port Auth Spl Rev Trans (FGIC
          Insd)........................................... 5.000    03/01/29      3,114,120
   690    Allegheny Cnty, PA Residential Fin Auth Mtg Rev
          Single Family (AMT) (GNMA Collateralized)....... 7.100    05/01/24        690,994
   510    Allegheny Cnty, PA Residential Fin Auth Mtg Rev
          Single Family Ser II-1 (AMT) (GNMA
          Collateralized)................................. 5.800    05/01/21        537,214
   680    Allegheny Cnty, PA Residential Fin Auth Mtg Rev
          Single Family Ser II-2 (AMT) (GNMA
          Collateralized)................................. 5.800    11/01/20        716,285
   900    Allegheny Cnty, PA Residential Mtg Single Family
          Ser KK-2 (AMT) (GNMA Collateralized)............ 5.750    05/01/33        936,333
 2,220    Allegheny Cnty, PA San Auth Swr Rev (Prerefunded
          @ 12/01/10) (MBIA Insd)......................... 5.750    12/01/17      2,512,130
 2,900    Allegheny Cnty, PA San Auth Swr Rev (Prerefunded
          @ 12/01/10) (MBIA Insd)......................... 5.500    12/01/24      3,244,897
 2,070    Allegheny Cnty, PA Ser C 54 (Prerefunded @
          11/01/12) (MBIA Insd)........................... 5.375    11/01/18      2,341,460
 3,250    Allegheny Cnty, PA Ser C 54 (Prerefunded @
          11/01/12) (MBIA Insd)........................... 5.375    11/01/19      3,676,205
 1,000    Berks Cnty, PA Muni Auth Hosp Rev Reading Hosp &
          Med Ctr Proj (Prerefunded @ 11/01/09) (FSA
          Insd)........................................... 6.000    11/01/29      1,140,850
 1,460    Bethlehem, PA Auth Wtr Gtd (FSA Insd)........... 5.000    11/15/19      1,581,983
 1,270    Bucks Cnty, PA Auth Wtr & Swr Rev Swr Sys (AMBAC
          Insd) (a)....................................... 5.375    06/01/16      1,405,687
   785    Carbon Cnty, PA Indl Dev Auth Panther Creek Proj
          Rfdg (LOC: Paribas & Union Bk of CA Intl)
          (AMT)........................................... 6.650    05/01/10        851,592
 1,000    Central Dauphin, PA Sch Dist (FSA Insd)......... 5.000    12/01/19      1,078,780
 1,555    Chester Cnty, PA Indl Dev Auth Rev Collegium
          Charter Sch Proj Ser A (ACA Insd)............... 5.500    04/15/31      1,652,421
 1,480    Delaware Cnty, PA Regl Wtr Quality Ctl Auth Swr
          Rev (MBIA Insd) (a)............................. 5.250    05/01/21      1,614,177
 2,500    Delaware Vly, PA Regl Fin Auth.................. 5.750    07/01/17      2,882,950
 2,800    Erie, PA Sch Dist (Prerefunded @ 09/01/10)
          (AMBAC Insd).................................... 5.800    09/01/29      3,161,592
 4,440    Falls Twp, PA Hosp Auth Hosp Rev DE Vly Med Rfdg
          (FHA Gtd)....................................... 7.000    08/01/22      4,545,139
 1,000    Fayette Cnty, PA (Prerefunded @ 11/15/10) (AMBAC
          Insd)........................................... 5.625    11/15/28      1,123,370

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,500    Harrisburg, PA Auth Res Gtd Sub Ser D-2 (FSA
          Insd)........................................... 5.000%   12/01/33   $  1,633,335
 2,000    Harrisburg, PA Auth Wtr Rev Rfdg (FSA Insd)..... 5.000    07/15/21      2,137,120
 1,775    Hempfield Twp, PA Muni Auth Gtd Swr Rev
          Westmoreland Cnty Rfdg (FSA Insd) (a)........... 5.000    09/01/16      1,951,630
 3,000    Hempfield, PA Area Sch Dist (Prerefunded @
          02/15/12) (FGIC Insd)........................... 5.375    02/15/17      3,370,140
 2,000    Lehigh Cnty, PA Gen Purp Auth Rev Good Shepherd
          Group Ser A..................................... 5.500    11/01/24      2,080,300
 1,240    Lehigh Northampton, PA Arpt Lehigh Vly Arpt Sys
          Ser A Rfdg (AMT) (MBIA Insd) (a)................ 5.000    01/01/20      1,297,524
 1,500    Lehigh Northampton, PA Arpt Ser A (AMT) (MBIA
          Insd)........................................... 6.000    05/15/25      1,649,070
 2,700    Lehigh Northampton, PA Arpt Ser A (AMT) (MBIA
          Insd)........................................... 6.000    05/15/30      2,968,326
 2,050    Luzerne Cnty, PA Ser A (MBIA Insd).............. 5.250    11/15/19      2,251,351
 3,290    Luzerne Cnty, PA Ser A (MBIA Insd).............. 5.250    11/15/25      3,571,098
 2,650    Lycoming Cnty, PA Auth College Rev PA College of
          Technology (AMBAC Insd)......................... 5.350    07/01/26      2,842,310
 2,500    Mifflin Cnty, PA Hosp Auth Rev (Radian Insd).... 6.200    07/01/30      2,786,350
 1,250    Mifflin Cnty, PA Ser A (FGIC Insd) (b).......... 5.000    09/01/31      1,301,950
 1,280    Monroeville, PA Muni Auth San Swr Ser B (MBIA
          Insd) (a)....................................... 5.250    12/01/19      1,409,741
 2,000    Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp
          Rev Abington Mem Hosp Ser A..................... 5.125    06/01/32      2,027,660
 1,000    Montgomery Cnty, PA Indl Dev Auth Rev Res Rec
          Montenay Proj Ser A (MBIA Insd)................. 5.250    11/01/14      1,120,880
 1,000    Moon Area Sch Dist PA (FSA Insd)................ 5.000    11/15/25      1,067,480
 1,500    Mount Lebanon, PA Hosp Auth Saint Clair Mem Hosp
          Ser A........................................... 5.625    07/01/32      1,558,095
 2,000    Pennsylvania Econ Dev Fin Auth Res Recovery Rev
          Colver Proj Ser D (AMT)......................... 7.050    12/01/10      2,046,940
 1,450    Pennsylvania Econ Dev Fin York Wtr Co Proj Ser A
          (AMT) (XLCA Insd)............................... 5.000    04/01/16      1,539,407
 2,500    Pennsylvania Hsg Fin Agy Single Family Mtg Rev
          Ser 70A (AMT)................................... 5.900    04/01/31      2,630,025
 2,150    Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          61A (AMT)....................................... 5.500    04/01/29      2,242,794
 1,255    Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          67A (AMT)....................................... 5.900    10/01/30      1,320,147
 1,000    Pennsylvania St Higher Ed Clarion Univ Fndtn Inc
          Ser A (XLCA Insd)............................... 5.000    07/01/28      1,043,540
 1,000    Pennsylvania St Higher Ed Fac Auth Rev Drexel
          Univ............................................ 5.500    05/01/17      1,106,390
 1,500    Pennsylvania St Higher Ed Fac Auth Rev La Salle
          Univ............................................ 5.500    05/01/34      1,570,425

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,300    Pennsylvania St Higher Ed Fac Auth Rev Lycoming
          Clg Assn Indpt (Radian Insd).................... 5.250%   11/01/19   $  1,402,895
 1,000    Pennsylvania St Higher Ed Fac Auth Rev Thomas
          Jefferson Univ.................................. 5.375    01/01/25      1,076,330
 1,500    Pennsylvania St Higher Ed Fac Auth Rev Univ
          Sciences Philadelphia Ser A (XLCA Insd)......... 5.000    11/01/36      1,564,680
 1,000    Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth
          Sys Ser A....................................... 6.250    01/15/18      1,126,950
 3,000    Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth
          Sys Ser A (FSA Insd)............................ 5.000    08/01/29      3,101,220
 1,000    Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth
          Sys Ser A....................................... 6.000    01/15/31      1,100,400
 1,000    Pennsylvania St Higher Ed Geneva College Proj... 6.125    04/01/22      1,072,650
 1,165    Pennsylvania St Indl Dev Auth Econ Dev (AMBAC
          Insd)........................................... 5.500    07/01/14      1,304,544
 2,000    Pennsylvania St Second Ser (MBIA Insd)
          (Prerefunded @ 10/01/09)........................ 5.750    10/01/17      2,239,700
 3,015    Pennsylvania St Tpk Commn Ser T Rfdg (FGIC
          Insd)........................................... 5.500    12/01/10      3,362,810
 1,500    Pennsylvania St Univ............................ 5.000    09/01/35      1,578,495
 1,500    Pennsylvania St Univ Rfdg....................... 5.250    03/01/17      1,648,305
 1,550    Perkiomen Vly Sch Dist PA Ser A (FSA Insd)...... 5.250    03/01/28      1,670,233
 3,000    Philadelphia, PA (FSA Insd)..................... 5.000    03/15/28      3,095,340
 6,160    Philadelphia, PA Auth for Indl Ser B (FSA
          Insd)........................................... 5.500    10/01/17      6,883,184
 2,000    Philadelphia, PA Auth for Indl Ser B (FSA
          Insd)........................................... 5.125    10/01/26      2,122,100
 1,000    Philadelphia, PA Auth Indl Dev Amern College Of
          Physicians...................................... 5.500    06/15/27      1,051,350
 1,700    Philadelphia, PA Gas Wks Rev Eighteenth Ser (AGC
          Insd)........................................... 5.250    08/01/21      1,825,358
 1,750    Philadelphia, PA Gas Wks Rev Second Ser (FSA
          Insd)........................................... 5.250    07/01/29      1,867,792
 1,500    Philadelphia, PA Gas Wks Rev Third Ser S (FSA
          Insd)........................................... 5.125    08/01/31      1,562,970
 1,645    Philadelphia, PA Pkg Auth Rev Ser A (AMBAC
          Insd)........................................... 5.250    02/15/29      1,740,788
   500    Pittsburgh & Allegheny Cnty, PA Pub Aud Hotel
          Room (AMBAC Insd)............................... 5.125    02/01/35        525,965
 2,500    Pittsburgh & Allegheny Cnty, PA Pub Aud Regl
          Asset Dist Sales Tax (AMBAC Insd)............... 5.000    02/01/24      2,642,750
 4,990    Pittsburgh & Allegheny Cnty, PA Pub Aud Regl
          Asset Dist Sales Tax (AMBAC Insd)............... 5.000    02/01/29      5,178,123
 1,000    Pittsburgh, PA Pub Pkg Auth Rev Ser B (FGIC
          Insd)........................................... 5.000    12/01/23      1,066,190
 5,000    Pittsburgh, PA Ser A (AMBAC Insd)............... 5.500    09/01/17      5,507,400
 3,700    Pittsburgh, PA Wtr & Swr Rfdg (FGIC Insd)....... 6.500    09/01/13      4,402,482
 1,960    Quaker Vly, PA Sch Dist (Prerefunded @ 04/01/14)
          (FSA Insd) (a).................................. 5.375    04/01/22      2,229,030

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$2,000    Rostraver Twp, PA (AMBAC Insd).................. 5.500%   07/01/24   $  2,191,600
 1,050    Scranton, PA Ser B (AMBAC Insd) (a)............. 5.000    09/01/17      1,135,921
 2,000    Southcentral, PA Gen Auth Rev Wellspan Hlth
          Oblig (MBIA Insd)............................... 5.375    05/15/28      2,134,300
 2,120    State Pub Sch Bldg Auth PA Conneaut Sch Dist
          Proj (FGIC Insd) (a)............................ 5.250    11/01/20      2,338,381
 2,360    State Pub Sch Bldg Auth PA Sch Rev Jefferson
          Cnty Dubois Tech Sch (FGIC Insd) (a)............ 5.375    02/01/23      2,595,009
 1,140    Susquehanna Area Regl Aprt Auth PA Arpt Sys Rev
          Ser A (AMT) (AMBAC Insd)........................ 5.375    01/01/21      1,221,065
 5,205    Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev
          Ser A (AMT) (AMBAC Insd)........................ 5.375    01/01/23      5,554,099
 1,500    Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev
          Ser D........................................... 5.375    01/01/18      1,539,210
 1,950    Swarthmore Boro Auth PA College................. 5.250    09/15/18      2,142,855
 1,000    Trinity Area Sch Dist PA (FGIC Insd)............ 5.250    11/01/20      1,103,010
 2,300    Union Cnty, PA Hosp Auth Hosp Rev Evangelical
          Cmnty Hosp (Radian Insd)........................ 5.250    08/01/24      2,433,699
 2,000    Washington Cnty, PA Ser A (AMBAC Insd).......... 5.125    09/01/27      2,108,960
 2,000    West Shore, PA Area Hosp Auth Holy Spirit Hosp
          Proj............................................ 6.250    01/01/32      2,138,440
                                                                               ------------
                                                                                185,183,010
                                                                               ------------
          U. S. VIRGIN ISLANDS  3.1%
 1,500    University Virgin Islands Impt Ser A............ 5.375    06/01/34      1,584,600
 2,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A (ACA Insd).......................... 6.125    10/01/29      2,239,020
                                                                               ------------
                                                                                  3,823,620
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  150.4%
  (Cost $176,444,166).......................................................    189,006,630

SHORT-TERM INVESTMENTS  4.1%
  (Cost $5,200,000).........................................................      5,200,000
                                                                               ------------

TOTAL INVESTMENTS  154.5%
  (Cost $181,644,166).......................................................    194,206,630
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%.................................      1,608,108
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (55.8%).................    (70,112,190)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $125,702,548
                                                                               ============

Percentages are calculated as a percentage of net assets applicable to common shares.

(a) The Trust owns 100% of the bond issuance.

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

(b) Security purchased on a when-issued or delayed delivery basis.

ACA--American Capital Access

AGC--AGC Insured Custody Certificates

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $181,644,166).......................  $194,206,630
Cash........................................................       180,894
Receivables:
  Interest..................................................     2,765,737
  Investments Sold..........................................       375,000
Other.......................................................           551
                                                              ------------
    Total Assets............................................   197,528,812
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,281,425
  Investment Advisory Fee...................................        87,790
  Income Distributions--Common Shares.......................        32,571
  Other Affiliates..........................................         7,455
Trustees' Deferred Compensation and Retirement Plans........       240,543
Accrued Expenses............................................        64,290
                                                              ------------
    Total Liabilities.......................................     1,714,074
Preferred Shares (including accrued distributions)..........    70,112,190
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $125,702,548
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($125,702,548 divided by
  7,432,384 shares outstanding).............................  $      16.91
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 7,432,384 shares issued and
  outstanding)..............................................  $     74,324
Paid in Surplus.............................................   109,598,052
Net Unrealized Appreciation.................................    12,562,464
Accumulated Net Realized Gain...............................     2,770,762
Accumulated Undistributed Net Investment Income.............       696,946
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $125,702,548
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 70,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $195,702,548
                                                              ============

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 4,577,799
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      533,688
Preferred Share Maintenance.................................       94,272
Trustees' Fees and Related Expenses.........................       20,816
Legal.......................................................       14,838
Custody.....................................................        7,769
Other.......................................................       81,517
                                                              -----------
    Total Expenses..........................................      752,900
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,824,899
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 2,771,497
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   15,064,553
  End of the Period.........................................   12,562,464
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,502,089)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   269,408
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (700,946)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 3,393,361
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2005     OCTOBER 30, 2004
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $  3,824,899        $  7,819,281
Net Realized Gain.......................................       2,771,497           3,575,793
Net Unrealized Depreciation During the Period...........      (2,502,089)           (394,303)

Distributions to Preferred Shareholders:
  Net Investment Income.................................        (378,583)           (711,702)
  Net Realized Gain.....................................        (322,363)           (189,446)
                                                            ------------        ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................       3,393,361          10,099,623

Distributions to Common Shareholders:
  Net Investment Income.................................      (3,433,482)         (7,171,723)
  Net Realized Gain.....................................      (3,255,866)         (2,214,672)
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................      (3,295,987)            713,228
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     128,998,535         128,285,307
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $696,946 and $684,112,
  respectively).........................................    $125,702,548        $128,998,535
                                                            ============        ============

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX MONTHS
                                                              ENDED
                                                            APRIL 30,     ------------------
                                                               2005        2004       2003
                                                            --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................  $ 17.36      $ 17.26    $ 17.36
                                                             -------      -------    -------
  Net Investment Income....................................      .51         1.05       1.09
  Net Realized and Unrealized Gain/Loss....................      .03          .44        .20
  Common Share Equivalent of Distributions Paid to
    Preferred Shareholders:
    Net Investment Income..................................     (.05)        (.10)      (.09)
    Net Realized Gain......................................     (.04)        (.03)      (.02)
                                                             -------      -------    -------
Total from Investment Operations...........................      .45         1.36       1.18
Distributions Paid to Common Shareholders:
    Net Investment Income..................................     (.46)        (.96)     (1.05)
    Net Realized Gain......................................     (.44)        (.30)      (.23)
                                                             -------      -------    -------
NET ASSET VALUE, END OF THE PERIOD.........................  $ 16.91      $ 17.36    $ 17.26
                                                             =======      =======    =======

Common Share Market Price at End of the Period.............  $ 14.83      $ 15.92    $ 16.16
Total Return (b)...........................................   -1.22%*       6.66%      7.73%
Net Assets Applicable to Common Shares at End of the Period
  (In millions)............................................  $ 125.7      $ 129.0    $ 128.3
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (c)........................................    1.21%        1.34%      1.35%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)..........................    6.14%        6.15%      6.24%
Portfolio Turnover.........................................       8%*         18%        21%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)...............................................     .78%         .87%       .88%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)..........................    5.53%        5.59%      5.75%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.........................    2,800        2,800      2,800
Asset Coverage Per Preferred Share (e).....................  $69,934      $71,086    $70,823
Involuntary Liquidating Preference Per Preferred Share.....  $25,000      $25,000    $25,000
Average Market Value Per Preferred Share...................  $25,000      $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets by .04%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


                                 Year Ended October 31,
----------------------------------------------------------------------------------------
     2002 (a)    2001       2000      1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------
     $ 17.41    $ 16.65   $  16.53   $ 17.89   $  17.47   $  16.93   $  16.95   $  15.02
     -------    -------   --------   -------   --------   --------   --------   --------
        1.20       1.25       1.31      1.30       1.30       1.31       1.31       1.31
         .14       1.04        .19     (1.36)       .44        .55        .04       2.00
        (.11)      (.24)      (.39)     (.32)      (.34)      (.33)      (.33)      (.38)
        (.04)      (.11)      (.01)      -0-        -0-        -0-       (.01)       -0-
     -------    -------   --------   -------   --------   --------   --------   --------
        1.19       1.94       1.10      (.38)      1.40       1.53       1.01       2.93
       (1.07)      (.93)      (.96)     (.97)      (.97)      (.99)     (1.00)     (1.00)
        (.17)      (.25)      (.02)     (.01)      (.01)       -0-       (.03)       -0-
     -------    -------   --------   -------   --------   --------   --------   --------
     $ 17.36    $ 17.41   $  16.65   $ 16.53   $  17.89   $  17.47   $  16.93   $  16.95
     =======    =======   ========   =======   ========   ========   ========   ========
     $ 16.19    $ 16.13   $13.8125   $15.625   $17.3125   $16.4375   $ 15.625   $  15.00
       8.12%     26.03%     -5.37%    -4.27%     11.56%     11.80%     11.14%     24.53%
     $ 129.0    $ 129.2   $  123.6   $ 122.6   $  132.8   $  129.7   $  125.7   $  125.8
       1.45%      1.64%      1.68%     1.65%      1.63%      1.64%      1.69%      1.67%
       7.05%      7.39%      7.96%     7.50%      7.38%      7.64%      7.75%      8.17%
         32%        15%        28%        3%         1%         2%         4%         5%

         93%      1.05%      1.07%     1.07%      1.06%      1.06%      1.08%      1.05%
       6.38%      5.97%      5.60%     5.66%      5.48%      5.66%      5.76%      5.83%

       2,800      2,800      2,800     2,800      1,400      1,400      1,400      1,400
     $71,082    $71,153   $ 69,133   $68,802   $144,849   $142,613   $139,756   $139,869
     $25,000    $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000    $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Pennsylvania Municipals (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, the Trust had $1,281,425 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discounts are accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $182,472,930
                                                              ============
Gross tax unrealized appreciation...........................  $ 12,815,443
Gross tax unrealized depreciation...........................       (81,743)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 12,733,700
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2004 was as follows:

Distributions paid from:
  Ordinary income...........................................  $  194,792
  Long-term capital gain....................................   2,262,550
                                                              ----------
                                                              $2,457,342
                                                              ==========

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $  111,177
Undistributed long-term capital gain........................   3,466,316

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $4,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of approximately $18,300 representing Van Kampen Investments Inc's or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $15,512,197 and $23,920,686, respectively.

4. PREFERRED SHARES

The Trust has outstanding 2,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2005 was 2.250%. During the six months ended April 30, 2005, the rates ranged from 1.650% to 2.300%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

5. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

BOARD OF TRUSTEES, OFFICERS, AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and
Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and
Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VTP SAR 5/01 RN05-01308P-N04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX K
                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

IV.      POLICY STATEMENT

         Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients apply to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policies and procedures and general guidelines in this section will be reviewed and updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

         Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds) (collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Boards of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

         Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS and IRRC recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS and IRRC recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

         Voting Proxies for Certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

III.     GENERAL PROXY VOTING GUIDELINES

         To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

VI.      GUIDELINES

         A.   MANAGEMENT PROPOSALS

              1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

                  o     Selection or ratification of auditors.

                  o Approval of financial statements, director and auditor reports.

                  o     General updating/corrective amendments to the chatter.

                  o     Approval of the payment of a dividend.

                  o Proposals to limit Directors' liability and/or broaden indemnification of Directors.

                  o Proposals requiring that a certain percentage (up to 66%) of the company's Board members be independent Directors.

                  o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  o Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

                  o     Proposals to eliminate cumulative voting.

                  o     Proposals to eliminate preemptive rights.

                  o Proposals for confidential voting and independent tabulation of voting results.

                  o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

              2. Election of Directors. In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, will be voted in support of nominees of management.

                        Unless otherwise determined by the Proxy Review
                  Committee, a withhold vote will be made where:

                        (i) A nominee has, or any time during the previous three years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

                        (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

                        (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

              3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

                  CAPITALIZATION CHANGES

                  o Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

                  o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if. (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                  o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                  o     Proposals for share repurchase plans.

                  o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

                  o     Proposals to effect stock splits.

                  o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

                  COMPENSATION

                  o Proposals relating to Director fees, provided the amounts are not excessive relative to outer companies in the country or industry.

                  o Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

                  o Proposals for the establishment of Employee Stock Option Plans and other employee ownership plans.

                  ANTI-TAKEOVER MATTERS

                  o Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

                  o Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

              4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

                  o Proposals to establish cumulative voting rights in the election of directors.

                  o Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

                  o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or super-voting rights.

                  o     Proposals to create "blank check" preferred stock.

                  o Proposals relating to changes in capitalization by 100% or more.

                  o Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

                  o Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

                  o     Proposals to indemnify auditors.

              5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

                  CORPORATE TRANSACTIONS

                  o Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSM internal company-specific knowledge.

                  o Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

                  o Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

                  o Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                        (i) Whether the stock option plan is incentive based;

                        (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                        (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

                  ANTI-TAKEOVER PROVISIONS

                  o Proposals requiring shareholder ratification of poison pills.

                  o Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

         B.   SHAREHOLDER PROPOSALS

              1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

                  o Proposals requiring auditors to attend the annual meeting of shareholders.

                  o Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

                  o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  o Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

                  o     Proposals requiring confidential voting.

                  o Proposals to reduce or eliminate of supermajority voting requirements.

                  o Proposals requiring shareholder approval for shareholder rights plan or poison pill.

                  o Proposals to require the company to expense stock options.

              2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

                  o     Proposals that limit tenure of directors.

                  o     Proposals to limit golden parachutes.

                  o Proposals requiring directors to own large amounts of stock to be eligible for election.

                  o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

                  o Proposals that limit retirement benefits or executive compensation.

                  o Proposals requiring shareholder approval for bylaw or charter amendments.

                  o Proposals requiring shareholder approval of executive compensation.

                  o Proposals requiring shareholder approval of golden parachutes.

                  o Proposals to eliminate certain anti-takeover related provisions.

                  o     Proposals to prohibit payment of greenmail.

              3. The following shareholder proposals will not be supported, unless otherwise determined by the Proxy Review Committee.

                  o Proposals to declassify the Board of Directors (if management supports a classified board).

                  o Proposals requiring a U.S. company to have a separate Chairman and CEO.

                  o Proposals requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

                  o Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

                  o Proposals that require inappropriate endorsements or corporate actions.

VII.     ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

         A.   PROXY REVIEW COMMITTEE

              1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

                  (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

                  (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and the research as well as any other relevant information they may request or receive.

                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

         B.   IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

              1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

              2. A material conflict of interest could exist in the following situations, among others:

                  (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

                  (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

                  (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

         C.  PROXY VOTING REPORTS

              1. MSIM will promptly provide a copy of these Policy and Procedures to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

              2. MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                   APPENDIX L

                         PRO FORMA FINANCIAL STATEMENTS

The following presents the pro forma financial statements for the combination of the Van Kampen Advantage Pennsylvania Municipal Income Trust, Van Kampen Pennsylvania Quality Municipal Trust, Van Kampen Trust for Investment Grade Pennsylvania Municipals and the Van Kampen Pennsylvania Value Municipal Income Trust. The statements are presented as of January 31, 2005, the most recent period for which financial information is currently available.

The unaudited Pro Forma Portfolio of Investments and Pro Forma Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on January 31, 2005. The Pro Forma Statement of Operations reflects the expenses for the twelve months ended January 31, 2005. The pro forma statements give effect to the proposed exchange of Van Kampen Pennsylvania Value Municipal Income Trust shares for the assets and liabilities of the Van Kampen Advantage Pennsylvania Municipal Income Trust, Van Kampen Pennsylvania Quality Municipal Trust and Van Kampen Trust for Investment Grade Pennsylvania Municipals, with Van Kampen Pennsylvania Value Municipal Income Trust being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. There is no guarantee that the portfolio of investments of the surviving entity on the closing date of the transaction will match the Pro Forma Portfolio of Investments presented herein. All or a portion of the securities acquired in the transaction could be sold by the surviving entity; however, there is no plan or intention to sell securities acquired in the transaction other than in the ordinary course of business.

        VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST (VAP) -
              VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ) -
      VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


   VAP            VPQ           VTP          VPV       PROFORMA
PAR AMOUNT     PAR AMOUNT    PAR AMOUNT   PAR AMOUNT  PAR AMOUNT
  (000)          (000)         (000)        (000)       (000)     DESCRIPTION                        COUPON   MATURITY
-----------------------------------------------------------------------------------------------------------------------
                                                                 MUNICIPAL BONDS  149.1%
                                                                 PENNSYLVANIA  145.5%
               $    2,000                 $    1,000   $   3,000 Allegheny Cnty, PA Arpt
                                                                 Auth Pittsburgh Intl Arpt
                                                                 Rfdg (AMT) (FGIC Insd)              5.750%   01/01/18
 $    1,000         1,000                                  2,000 Allegheny Cnty, PA Higher
                                                                 Ed Bldg Carnegie Mellon Univ        5.125    03/01/32
      1,500         1,250                                  2,750 Allegheny Cnty, PA Higher
                                                                 Ed Bldg Carnegie Mellon Univ        5.250    03/01/32
                             $    1,465                    1,465 Allegheny Cnty, PA Higher
                                                                 Ed Duquesne Univ Ser A
                                                                 (FGIC Insd)                         5.000    03/01/17
                                  1,560                    1,560 Allegheny Cnty, PA Higher
                                                                 Ed Duquesne Univ Ser A
                                                                 (FGIC Insd) (a)                     5.000    03/01/18
                                               1,360       1,360 Allegheny Cnty, PA Hosp Dev
                                                                 Auth Rev Hlth Sys Ser A
                                                                 (MBIA Insd)                         6.500    11/15/30
                                  3,000                    3,000 Allegheny Cnty, PA Port Auth
                                                                 Spl Rev Trans (FGIC Insd)           5.000    03/01/29
                    2,000                      2,000       4,000 Allegheny Cnty, PA Port Auth
                                                                 Spl Rev Trans (Prerefunded @
                                                                 03/01/09) (MBIA Insd)               6.000    03/01/24
                    1,300                                  1,300 Allegheny Cnty, PA Redev
                                                                 Auth Tax Increment Rev
                                                                 Robinson Mall Proj Ser A            7.000    11/01/17
                                    730                      730 Allegheny Cnty, PA Residential
                                                                 Fin Auth Mtg Rev Single Family
                                                                 (AMT) (GNMA Collateralized)         7.100    05/01/24
                                    510                      510 Allegheny Cnty, PA Residential
                                                                 Fin Auth Mtg Rev Single Family
                                                                 Ser II-1 (AMT) (GNMA
                                                                 Collateralized)                     5.800    05/01/21
                                    930                      930 Allegheny Cnty, PA Residential
                                                                 Fin Auth Mtg Rev Single Family
                                                                 Ser II-2 (AMT) (GNMA
                                                                 Collateralized)                     5.800    11/01/20
        905         1,355           900          905       4,065 Allegheny Cnty, PA Residential
                                                                 Mtg Single Family Ser KK-2
                                                                 (AMT) (GNMA Collateralized)         5.750    05/01/33
                                               1,525       1,525 Allegheny Cnty, PA Residential
                                                                 Mtg Single Family Ser MM (AMT)
                                                                 (GNMA Collateralized)               5.200    05/01/33
      1,000                                                1,000 Allegheny Cnty, PA San Auth
                                                                 Swr Rev (MBIA Insd)                 5.750    12/01/13
                                  2,220                    2,220 Allegheny Cnty, PA San Auth
                                                                 Swr Rev (MBIA Insd)                 5.750    12/01/17
      1,830                                                1,830 Allegheny Cnty, PA San Auth
                                                                 Swr Rev (MBIA Insd)                 5.750    12/01/18
      2,000                       2,900        1,000       5,900 Allegheny Cnty, PA San Auth
                                                                 Swr Rev (MBIA Insd)                 5.500    12/01/24
                    3,000                                  3,000 Allegheny Cnty, PA San Auth
                                                                 Swr (MBIA Insd)                     5.500    12/01/30
                    2,575                                  2,575 Allegheny Cnty, PA San Auth
                                                                 Swr Rev Ser A (FGIC Insd) (a)         *      12/01/08
                    2,380                                  2,380 Allegheny Cnty, PA San Auth
                                                                 Swr Rev Ser A (FGIC Insd)             *      06/01/09
                    1,645                                  1,645 Allegheny Cnty, PA San Auth
                                                                 Swr Rev Ser A (FGIC Insd) (a)         *      12/01/09
                                  2,070                    2,070 Allegheny Cnty, PA Ser C 54
                                                                 (Prerefunded @ 11/01/12)
                                                                 (MBIA Insd)                         5.375    11/01/18
                                  3,250                    3,250 Allegheny Cnty, PA Ser C 54
                                                                 (Prerefunded @ 11/01/12)
                                                                 (MBIA Insd)                         5.375    11/01/19
                                               2,600       2,600 Allentown, PA Area Hosp Auth
                                                                 Rev Sacred Heart Hosp of
                                                                 Allentown Ser A Rfdg                6.750    11/15/14
                    1,000         1,175        1,000       3,175 Ambridge, PA Area Sch Dist
                                                                 (MBIA Insd)                         5.500    11/01/31
      2,640                                                2,640 Bensalem Twp, PA Sch Dist
                                                                 (FGIC Insd) (a)                     5.000    08/15/18
                                               1,695       1,695 Berks Cnty, PA Muni Auth
                                                                 Albright College Proj (a)           5.500    10/01/16
                                               1,800       1,800 Berks Cnty, PA Muni Auth
                                                                 Albright College Proj (a)           5.500    10/01/17
                    3,000         1,000        2,000       6,000 Berks Cnty, PA Muni Auth
                                                                 Hosp Rev Reading Hosp & Med
                                                                 Ctr Proj (Prerefunded @
                                                                 11/01/09) (FSA Insd)                6.000    11/01/29
      1,000         1,000         1,460        1,000       4,460 Bethlehem, PA Auth Wtr Gtd
                                                                 (FSA Insd)                          5.000    11/15/19
      1,150                                                1,150 Bucks Cnty, PA Wtr & Swr Rev
                                                                 Neshaminy Interceptor Ser A
                                                                 (AMBAC Insd) (a)                    5.375    06/01/14
      1,215                                                1,215 Bucks Cnty, PA Wtr & Swr Rev
                                                                 Neshaminy Interceptor Ser A
                                                                 (AMBAC Insd) (a)                    5.375    06/01/15
                                  1,270                    1,270 Bucks Cnty, PA Auth Wtr & Swr
                                                                 Rev Swr Sys (AMBAC Insd) (a)        5.375    06/01/16
                                               1,000       1,000 Canon McMillan Sch Dist PA
                                                                 Ser B (FGIC Insd)                   5.500    12/01/29
        870           870           870          870       3,480 Carbon Cnty, PA Indl Dev Auth
                                                                 Panther Creek Partn Proj Rfdg
                                                                 (AMT) (LOC: Paribas & Union
                                                                 Bk of CA Intl)                      6.650    05/01/10
      1,500         2,000         1,000        1,000       5,500 Central Dauphin, PA Sch Dist
                                                                 (FSA Insd)                          5.000    12/01/19
                    1,000                                  1,000 Chartiers Valley, PA Indl &
                                                                 Coml Dev Auth First Mtg Rev
                                                                 Asbury Hlth Cent Rfdg               6.375    12/01/19
                    1,000                                  1,000 Chartiers Valley, PA Indl &
                                                                 Coml Dev Auth First Mtg Rev
                                                                 Asbury Hlth Cent Rfdg               6.375    12/01/24
                    1,000         1,555        1,000       3,555 Chester Cnty, PA Indl Dev
                                                                 Auth Rev Collegium Charter
                                                                 Sch Proj Ser A (ACA Insd)           5.500    04/15/31
                    1,500                                  1,500 Crawford Cnty, PA Hosp Auth
                                                                 Sr Living Fac Rev Westbury
                                                                 Utd Methodist Cmnty                 6.250    08/15/29
                                               1,000       1,000 Cumberland Cnty, PA Muni Auth
                                                                 Dickinson College Ser A
                                                                 (AMBAC Insd)                        5.500    11/01/30
      5,000                                                5,000 Dauphin Cnty, PA Genl Auth
                                                                 Hosp Rev Hapsco Western PA
                                                                 Hosp Proj B Rfdg (Escrowed
                                                                 to Maturity) (MBIA Insd)            6.250    07/01/16
                    2,000                                  2,000 Delaware Cnty, PA Auth
                                                                 College Cabrini College
                                                                 (Radian Insd)                       5.750    07/01/23
                    2,295                                  2,295 Delaware Cnty, PA Auth
                                                                 College Neumann College
                                                                 Rfdg (a)                            5.875    10/01/21
      1,000                                    1,000       2,000 Delaware Cnty, PA Auth
                                                                 College Neumann College Rfdg        6.000    10/01/31
                    1,000                                  1,000 Delaware Cnty, PA Auth First
                                                                 Mtg Rev Riddle Vlg Proj Rfdg        6.875    06/01/16
                                               1,000       1,000 Delaware Cnty, PA Auth Hosp
                                                                 Rev Crozer Chester Med Ctr          6.000    12/15/09
                    1,000                                  1,000 Delaware Cnty, PA Auth Rev
                                                                 White Horse Vlg Proj Ser A
                                                                 Rfdg                                7.625    07/01/30
                    1,750                                  1,750 Delaware Cnty, PA Indl Dev
                                                                 Auth Rev Wtr Fac (AMT)
                                                                 (FGIC Insd)                         6.000    06/01/29
                    2,500                                  2,500 Delaware Cnty, PA Indl Dev
                                                                 Auth Wtr Fac PA Suburban
                                                                 Wtr (AMT) (AMBAC Insd)              5.350    10/01/31
                    1,230                                  1,230 Delaware Cnty, PA Regl Wtr
                                                                 Qual (MBIA Insd)                    5.250    05/01/19
                    1,555                                  1,555 Delaware Cnty, PA Regl Wtr
                                                                 Qual (MBIA Insd) (a)                5.250    05/01/22
                                  1,480                    1,480 Delaware Cnty, PA Regl Wtr
                                                                 Quality Ctl Auth Swr Rev
                                                                 (MBIA Insd) (a)                     5.250    05/01/21
      1,500         2,500         2,500        1,500       8,000 Delaware Vly, PA Regl Fin Auth      5.750    07/01/17
                    2,000                                  2,000 Downingtown, PA Area Sch Dist
                                                                 (FSA Insd)                          5.250    04/01/15
                                  2,800                    2,800 Erie, PA Sch Dist
                                                                 (Prerefunded @ 09/01/10)
                                                                 (AMBAC Insd)                        5.800    09/01/29
                                               1,010       1,010 Erie, PA Ser A (FSA Insd)           5.000    11/15/18
      2,735                                                2,735 Exeter Twp, PA Sch Dist
                                                                 (FGIC Insd)                         5.000    05/15/25
                    3,420         4,440                    7,860 Falls Twp, PA Hosp Auth Hosp
                                                                 Rev DE Vly Med Rfdg (FHA Gtd)       7.000    08/01/22
                                  1,000                    1,000 Fayette Cnty, PA (Prerefunded
                                                                 @ 11/15/10) (AMBAC Insd)            5.625    11/15/28
      2,000                                                2,000 Greater Latrobe, PA Sch Auth
                                                                 (FGIC Insd)                         5.250    04/01/17
      1,500         2,000         1,500        1,000       6,000 Harrisburg, PA Auth Res Gtd
                                                                 Sub Ser D-2 (FSA Insd)              5.000    12/01/33
                    3,000         2,000        1,575       6,575 Harrisburg, PA Auth Wtr Rev
                                                                 Rfdg (FSA Insd)                     5.000    07/15/21
                    1,000                                  1,000 Harveys Lake Genl Muni Auth
                                                                 PA College Rev College
                                                                 Misericordia Proj (ACA Insd)        6.000    05/01/19
                                  3,000                    3,000 Hempfield, PA Area Sch Dist
                                                                 (FGIC Insd)                         5.375    02/15/07
                    2,925                                  2,925 Hempfield, PA Area Sch Dist
                                                                 (FGIC Insd)                         5.375    02/15/17
                    2,595                                  2,595 Hempfield, PA Area Sch Dist
                                                                 (FGIC Insd)                         5.375    02/15/19
      1,345                                    1,000       2,345 Jenkintown, PA Sch Dist Ser
                                                                 A (FGIC Insd) (b)                   5.000    05/15/28



                                  VAP           VPQ          VTP          VPV        PROFORMA
 DESCRIPTION                 MARKET VALUE  MARKET VALUE MARKET VALUE MARKET VALUE  MARKET VALUE
----------------------------------------------------------------------------------------------
MUNICIPAL BONDS  149.1%
PENNSYLVANIA  145.5%
Allegheny Cnty PA Arpt
Auth Pittsburgh Intl Arpt
Rfdg (AMT) (FGIC Insd)                     $  2,154,960              $  1,077,480 $  3,232,440
Allegheny Cnty, PA Higher
Ed Bldg Carnegie Mellon Univ  $  1,046,090    1,046,090                              2,092,180
Allegheny Cnty, PA Higher
Ed Bldg Carnegie Mellon Univ     1,590,390    1,325,325                              2,915,715
Allegheny Cnty, PA Higher
Ed Duquesne Univ Ser A
(FGIC Insd)                                             $  1,606,592                 1,606,592
Allegheny Cnty, PA Higher
Ed Duquesne Univ Ser A
(FGIC Insd) (a)                                            1,706,999                 1,706,999
Allegheny Cnty, PA Hosp Dev
Auth Rev Hlth Sys Ser A
(MBIA Insd)                                                             1,595,457    1,595,457
Allegheny Cnty, PA Port Auth
Spl Rev Trans (FGIC Insd)                                  3,118,590                 3,118,590
Allegheny Cnty, PA Port Auth
Spl Rev Trans (Prerefunded @
03/01/09) (MBIA Insd)                         2,266,020                 2,266,020    4,532,040
Allegheny Cnty, PA Redev
Auth Tax Increment Rev
Robinson Mall Proj Ser A                      1,396,122                              1,396,122
Allegheny Cnty, PA Residenti
Fin Auth Mtg Rev Single Fami
(AMT) (GNMA Collateralized)                                  730,978                   730,978
Allegheny Cnty, PA Residenti
Fin Auth Mtg Rev Single Fami
Ser II-1 (AMT) (GNMA
Collateralized)                                              542,451                   542,451
Allegheny Cnty, PA Residenti
Fin Auth Mtg Rev Single Fami
Ser II-2 (AMT) (GNMA
Collateralized)                                              992,087                   992,087
Allegheny Cnty, PA Residenti
Mtg Single Family Ser KK-2
(AMT) (GNMA Collateralized)        941,037    1,408,956      935,838      941,037    4,226,868
Allegheny Cnty, PA Residenti
Mtg Single Family Ser MM (AM
(GNMA Collateralized)                                                   1,558,733    1,558,733
Allegheny Cnty, PA San Auth
Swr Rev (MBIA Insd)              1,144,810                                           1,144,810
Allegheny Cnty, PA San Auth
Swr Rev (MBIA Insd)                                        2,538,037                 2,538,037
Allegheny Cnty, PA San Auth
Swr Rev (MBIA Insd)              2,092,166                                           2,092,166
Allegheny Cnty, PA San Auth
Swr Rev (MBIA Insd)              2,243,860                 3,253,597    1,121,930    6,619,387
Allegheny Cnty, PA San Auth
Swr (MBIA Insd)                               3,331,740                              3,331,740
Allegheny Cnty, PA San Auth
Swr Rev Ser A (FGIC Insd) (a                  2,303,312                              2,303,312
Allegheny Cnty, PA San Auth
Swr Rev Ser A (FGIC Insd)                     2,081,477                              2,081,477
Allegheny Cnty, PA San Auth
Swr Rev Ser A (FGIC Insd) (a                  1,411,476                              1,411,476
Allegheny Cnty, PA Ser C 54
(Prerefunded @ 11/01/12)
(MBIA Insd)                                                2,359,676                 2,359,676
Allegheny Cnty, PA Ser C 54
(Prerefunded @ 11/01/12)
(MBIA Insd)                                                3,704,805                 3,704,805
Allentown, PA Area Hosp Auth
Rev Sacred Heart Hosp of
Allentown Ser A Rfdg                                                    2,629,536    2,629,536
Ambridge, PA Area Sch Dist
(MBIA Insd)                                   1,107,700    1,301,547    1,107,700    3,516,947
Bensalem Twp, PA Sch Dist
(FGIC Insd) (a)                  2,876,993                                           2,876,993
Berks Cnty, PA Muni Auth
Albright College Proj (a)                                               1,841,804    1,841,804
Berks Cnty, PA Muni Auth
Albright College Proj (a)                                               1,944,108    1,944,108
Berks Cnty, PA Muni Auth
Hosp Rev Reading Hosp & Med
Ctr Proj (Prerefunded @
11/01/09) (FSA Insd)                          3,470,070    1,156,690    2,313,380    6,940,140
Bethlehem, PA Auth Wtr Gtd
(FSA Insd)                       1,097,700    1,097,700    1,602,642    1,097,700    4,895,742
Bucks Cnty, PA Wtr & Swr Rev
Neshaminy Interceptor Ser A
(AMBAC Insd) (a)                 1,292,773                                           1,292,773
Bucks Cnty, PA Wtr & Swr Rev
Neshaminy Interceptor Ser A
(AMBAC Insd) (a)                 1,364,895                                           1,364,895
Bucks Cnty, PA Auth Wtr & Sw
Rev Swr Sys (AMBAC Insd) (a)                               1,424,203                 1,424,203
Canon McMillan Sch Dist PA
Ser B (FGIC Insd)                                                       1,102,430    1,102,430
Carbon Cnty, PA Indl Dev Aut
Panther Creek Partn Proj Rfd
(AMT) (LOC: Paribas & Union
Bk of CA Intl)                     945,003      945,003      945,003      945,003    3,780,012
Central Dauphin, PA Sch Dist
(FSA Insd)                       1,638,405    2,184,540    1,092,270    1,092,270    6,007,485
Chartiers Valley, PA Indl &
Coml Dev Auth First Mtg Rev
Asbury Hlth Cent Rfdg                         1,023,310                              1,023,310
Chartiers Valley, PA Indl &
Coml Dev Auth First Mtg Rev
Asbury Hlth Cent Rfdg                         1,007,920                              1,007,920
Chester Cnty, PA Indl Dev
Auth Rev Collegium Charter
Sch Proj Ser A (ACA Insd)                     1,058,360    1,645,750    1,058,360    3,762,470
Crawford Cnty, PA Hosp Auth
Sr Living Fac Rev Westbury
Utd Methodist Cmnty                           1,544,655                              1,544,655
Cumberland Cnty, PA Muni Aut
Dickinson College Ser A
(AMBAC Insd)                                                            1,101,100    1,101,100
Dauphin Cnty, PA Genl Auth
Hosp Rev Hapsco Western PA
Hosp Proj B Rfdg (Escrowed
to Maturity) (MBIA Insd)         5,902,900                                           5,902,900
Delaware Cnty, PA Auth
College Cabrini College
(Radian Insd)                                 2,160,080                              2,160,080
Delaware Cnty, PA Auth
College Neumann College
Rfdg (a)                                      2,420,100                              2,420,100
Delaware Cnty, PA Auth
College Neumann College Rfdg     1,040,790                              1,040,790    2,081,580
Delaware Cnty, PA Auth First
Mtg Rev Riddle Vlg Proj Rfdg                  1,009,220                              1,009,220
Delaware Cnty, PA Auth Hosp
Rev Crozer Chester Med Ctr                                              1,011,450    1,011,450
Delaware Cnty, PA Auth Rev
White Horse Vlg Proj Ser A
Rfdg                                          1,058,140                              1,058,140
Delaware Cnty, PA Indl Dev
Auth Rev Wtr Fac (AMT)
(FGIC Insd)                                   1,941,467                              1,941,467
Delaware Cnty, PA Indl Dev
Auth Wtr Fac PA Suburban
Wtr (AMT) (AMBAC Insd)                        2,636,000                              2,636,000
Delaware Cnty, PA Regl Wtr
Qual (MBIA Insd)                              1,375,570                              1,375,570
Delaware Cnty, PA Regl Wtr
Qual (MBIA Insd) (a)                          1,724,899                              1,724,899
Delaware Cnty, PA Regl Wtr
Quality Ctl Auth Swr Rev
(MBIA Insd) (a)                                            1,646,574                 1,646,574
Delaware Vly, PA Regl Fin Au     1,749,255    2,915,425    2,915,425    1,749,255    9,329,360
Downingtown, PA Area Sch Dis
(FSA Insd)                                    2,211,200                              2,211,200
Erie, PA Sch Dist
(Prerefunded @ 09/01/10)
(AMBAC Insd)                                               3,199,420                 3,199,420
Erie, PA Ser A (FSA Insd)                                               1,111,283    1,111,283
Exeter Twp, PA Sch Dist
(FGIC Insd)                      2,916,002                                           2,916,002
Falls Twp, PA Hosp Auth Hosp
Rev DE Vly Med Rfdg (FHA Gtd                  3,554,748    4,614,936                 8,169,684
Fayette Cnty, PA (Prerefunde
@ 11/15/10) (AMBAC Insd)                                   1,137,640                 1,137,640
Greater Latrobe, PA Sch Auth
(FGIC Insd)                      2,214,720                                           2,214,720
Harrisburg, PA Auth Res Gtd
Sub Ser D-2 (FSA Insd)           1,643,595    2,191,460    1,643,595    1,095,730    6,574,380
Harrisburg, PA Auth Wtr Rev
Rfdg (FSA Insd)                               3,250,170    2,166,780    1,706,339    7,123,289
Harveys Lake Genl Muni Auth
PA College Rev College
Misericordia Proj (ACA Insd)                  1,079,610                              1,079,610
Hempfield, PA Area Sch Dist
(FGIC Insd)                                                3,344,250                 3,344,250
Hempfield, PA Area Sch Dist
(FGIC Insd)                                   3,260,644                              3,260,644
Hempfield, PA Area Sch Dist
(FGIC Insd)                                   2,892,776                              2,892,776
Jenkintown, PA Sch Dist Ser
A (FGIC Insd) (b)                1,404,570                              1,044,290    2,448,860

        VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST (VAP) -
              VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ) -
      VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


   VAP            VPQ           VTP          VPV       PROFORMA
PAR AMOUNT     PAR AMOUNT    PAR AMOUNT   PAR AMOUNT  PAR AMOUNT
  (000)          (000)         (000)        (000)       (000)     DESCRIPTION                        COUPON   MATURITY
-----------------------------------------------------------------------------------------------------------------------
                    1,000                                  1,000 Kennett, PA Cons Sch Dist Ser
                                                                 A (FGIC Insd)                       5.250    02/15/19
                                               2,000       2,000 Lehigh Cnty, PA Gen Purp Auth
                                                                 Cedar Crest College Rfdg            6.700    04/01/26
                                  2,000                    2,000 Lehigh Cnty, PA Gen Purp Auth
                                                                 Rev Good Shepherd Grp Ser A         5.500    11/01/24
                    1,000                                  1,000 Lehigh Cnty, PA Gen Purp Auth
                                                                 Good Shepherd Grp Ser A             5.625    11/01/34
                    1,750                                  1,750 Lehigh Cnty, PA Gen Purp Auth
                                                                 Rev Hosp Saint Lukes Bethlehem      5.375    08/15/33
                                  1,500                    1,500 Lehigh Northampton, PA Arpt
                                                                 Ser A (AMT) (MBIA Insd)             6.000    05/15/25
                                  2,700                    2,700 Lehigh Northampton, PA Arpt
                                                                 Ser A (AMT) (MBIA Insd)             6.000    05/15/30
                    2,310                                  2,310 Luzerne Cnty, PA Ser A (MBIA
                                                                 Insd) (a)                           5.250    11/15/17
                                  2,050                    2,050 Luzerne Cnty, PA Ser A (MBIA
                                                                 Insd)                               5.250    11/15/19
                    4,000         3,290        1,000       8,290 Luzerne Cnty, PA Ser A (MBIA
                                                                 Insd)                               5.250    11/15/25
      1,000         3,000         2,650                    6,650 Lycoming Cnty, PA Auth
                                                                 College Rev PA College of
                                                                 Technology (AMBAC Insd)             5.350    07/01/26
                                               5,000       5,000 Lycoming Cnty, PA Auth
                                                                 College Rev PA College of
                                                                 Technology (AMBAC Insd)             5.375    07/01/30
        905                                                  905 Mars, PA Area Sch Dist Ser
                                                                 AA (MBIA Insd)                        *      09/01/19
        495                                                  495 Mars, PA Area Sch Dist Ser
                                                                 AA (MBIA Insd)                        *      09/01/21
                                               1,000       1,000 Mercer Cnty, PA (FGIC Insd)         5.500    10/01/15
      2,500         2,500                                  5,000 Mercer Cnty, PA Indl Dev Auth
                                                                 Wtr Facs Philadelphia Sub
                                                                 Corp (AMT) (MBIA Insd)              6.000    07/01/30
                                               1,000       1,000 Mifflin Cnty, PA Hosp Auth
                                                                 (Radian Insd)                       6.200    07/01/25
                                  2,500                    2,500 Mifflin Cnty, PA Hosp Auth
                                                                 Rev (Radian Insd)                   6.200    07/01/30
      1,000         1,000                      1,000       3,000 Monroe Cnty, PA Hosp Auth
                                                                 Rev Hosp Pocono Med Ctr             6.000    01/01/43
      1,205                                                1,205 Monroeville, PA Muni Auth San
                                                                 Ser B (MBIA Insd)                   5.250    12/01/18
      1,350                                                1,350 Monroeville, PA Muni Auth San
                                                                 Ser B (MBIA Insd) (a)               5.250    12/01/20
                                               1,150       1,150 Monroeville, PA Muni Auth San
                                                                 Swr Rev Ser B (MBIA Insd) (a)       5.250    12/01/17
                                  1,280                    1,280 Monroeville, PA Muni Auth San
                                                                 Swr Rev Ser B (MBIA Insd) (a)       5.250    12/01/19
      1,500         2,000         2,000        1,000       6,500 Montgomery Cnty, PA Higher
                                                                 Ed & Hlth Auth Hosp Rev
                                                                 Abington Mem Hosp Ser A             5.125    06/01/32
      1,000         1,000         1,000          900       3,900 Montgomery Cnty, PA Indl Dev
                                                                 Auth Rev Res Rec Montenay
                                                                 Proj Ser A (MBIA Insd)              5.250    11/01/14
                    2,345                                  2,345 Moon Indl Dev Auth PA Ed Fac
                                                                 Rev Ellis Sch Proj                  5.800    03/01/25
                                  1,500                    1,500 Mount Lebanon, PA Hosp Auth
                                                                 Saint Clair Mem Hosp Ser A          5.625    07/01/32
                                  1,000                    1,000 Northeastern PA Hosp & Ed
                                                                 Auth College Rev Gtd Luzerne
                                                                 Cnty Cmnty College
                                                                 (Prerefunded @ 02/15/05)
                                                                 (AMBAC Insd)                        6.625    08/15/15
                                               1,225       1,225 Northampton Twp, PA (FGIC
                                                                 Insd) (a)                           5.375    05/15/15
                    1,000                                  1,000 Pennsylvania Econ Dev Fin
                                                                 Auth Res Recovery Rev Colver
                                                                 Proj Ser D (AMT)                    7.150    12/01/18
                                  2,000                    2,000 Pennsylvania Econ Dev Fin
                                                                 Auth Res Recovery Rev Colver
                                                                 Proj Ser D (AMT)                    7.050    12/01/10
                                  1,450                    1,450 Pennsylvania Econ Dev Fin
                                                                 York Wtr Co Proj Ser A (AMT)
                                                                 (XLCA Insd)                         5.000    04/01/16
                    2,500         2,500                    5,000 Pennsylvania Hsg Fin Agy
                                                                 Single Family Mtg Rev Ser
                                                                 70A (AMT)                           5.900    04/01/31
                    2,000         2,150                    4,150 Pennsylvania Hsg Fin Agy
                                                                 Single Family Mtg Ser 61A (AMT)     5.500    04/01/29
      2,395         2,395                                  4,790 Pennsylvania Hsg Fin Agy
                                                                 Single Family Mtg Ser 66A (AMT)     5.650    04/01/29
                    1,260         1,255                    2,515 Pennsylvania Hsg Fin Agy
                                                                 Single Family Mtg Ser 67A (AMT)     5.900    10/01/30
                                               1,500       1,500 Pennsylvania Intergvtl Coop
                                                                 Auth Spl Tax Rev Philadelphia
                                                                 Fdg Pgm Rfdg (FGIC Insd)            5.500    06/15/20
                                  1,000                    1,000 Pennsylvania St Higher Ed
                                                                 Clarion Univ Fndtn Inc Ser A
                                                                 (XLCA Insd)                         5.000    07/01/28
                    3,000                                  3,000 Pennsylvania St Higher Ed
                                                                 Fac Auth Rev Drexel Univ (a)        5.500    05/01/16
                    1,500                                  1,500 Pennsylvania St Higher Ed Fac
                                                                 Auth Rev Drexel Univ
                                                                 (Prerefunded @ 05/01/09)            6.000    05/01/24
                    1,750                                  1,750 Pennsylvania St Higher Ed Fac
                                                                 Auth Rev Drexel Univ
                                                                 (Prerefunded @ 05/01/09)            6.000    05/01/29
      2,000                       1,000        1,000       4,000 Pennsylvania St Higher Ed Fac
                                                                 Auth Rev Drexel Univ                5.500    05/01/17
      1,000         2,000         1,500        1,000       5,500 Pennsylvania St Higher Ed Fac
                                                                 Auth Rev La Salle Univ              5.500    05/01/34
                                  1,300                    1,300 Pennsylvania St Higher Ed Fac
                                                                 Auth Rev Lycoming Clg Assn
                                                                 Indpt (Radian Insd)                 5.250    11/01/19
      1,000         1,170         1,000        1,000       4,170 Pennsylvania St Higher Ed Fac
                                                                 Auth Rev Thomas Jefferson Univ      5.375    01/01/25
      1,500         1,500         1,500        1,500       6,000 Pennsylvania St Higher Ed Fac
                                                                 Auth Rev Univ Sciences
                                                                 Philadelphia Ser A
                                                                 (XLCA Insd) (b)                     5.000    11/01/36
      1,500                                                1,500 Pennsylvania St Higher Ed Fac
                                                                 Clarion Univ Fndtn Inc Ser A
                                                                 (XLCA Insd)                         5.250    07/01/18
      1,500                                                1,500 Pennsylvania St Higher Ed Fac
                                                                 Clarion Univ Fndtn Inc Ser A
                                                                 (XLCA Insd)                         5.000    07/01/33
      1,000         1,000                      1,000       3,000 Pennsylvania St Higher Ed Fac
                                                                 Messiah College Ser AA3
                                                                 (Radian Insd)                       5.500    11/01/22
      1,560                                                1,560 Pennsylvania St Higher Ed Fac
                                                                 Philadelphia College
                                                                 Osteopathic Med (a)                 5.000    12/01/16
                                               1,645       1,645 Pennsylvania St Higher Ed Fac
                                                                 Philadelphia College
                                                                 Osteopathic Med (a)                 5.000    12/01/17
                                               1,725       1,725 Pennsylvania St Higher Ed Fac
                                                                 Philadelphia College
                                                                 Osteopathic Med (a)                 5.000    12/01/18
                    1,000         1,000                    2,000 Pennsylvania St Higher Ed Fac
                                                                 Auth Rev UPMC Hlth Sys Ser A        6.250    01/15/18
                    3,600         3,000                    6,600 Pennsylvania St Higher Ed Fac
                                                                 Auth Rev UPMC Hlth Sys Ser A
                                                                 (FSA Insd)                          5.000    08/01/29
                                  1,000                    1,000 Pennsylvania St Higher Ed
                                                                 Geneva College Proj                 6.125    04/01/22
                                               1,000       1,000 Pennsylvania St Higher Ed
                                                                 UPMC Hlth Sys Ser A                 6.250    01/15/17
      1,850         3,000         1,000        2,000       7,850 Pennsylvania St Higher Ed
                                                                 UPMC Hlth Sys Ser A                 6.000    01/15/31
                                  1,165        1,000       2,165 Pennsylvania St Indl Dev Auth
                                                                 Econ Dev (AMBAC Insd)               5.500    07/01/14
                                  2,000                    2,000 Pennsylvania St Second Ser
                                                                 (MBIA Insd) (Prerefunded @
                                                                 10/01/09)                           5.750    10/01/17
                    1,200                                  1,200 Pennsylvania St Tpk Commn Tpk
                                                                 Rev Ser A (AMBAC Insd)              5.250    12/01/21
      3,015                       3,015        3,015       9,045 Pennsylvania St Tpk Commn Ser
                                                                 T Rfdg (FGIC Insd)                  5.500    12/01/10
                    4,505                                  4,505 Pennsylvania St Tpk Commn Tpk
                                                                 Rev Ser T Rfdg (FGIC Insd)          5.500    12/01/13
                    2,000                                  2,000 Pennsylvania St Univ                5.000    09/01/29
                    1,000         1,500        1,500       4,000 Pennsylvania St Univ                5.000    09/01/35
                    1,390                                  1,390 Pennsylvania St Univ Rfdg           5.250    08/15/14
                                  1,500                    1,500 Pennsylvania St Univ Rfdg           5.250    03/01/17
      1,970                                                1,970 Pennsylvania St Univ Rfdg           5.250    03/01/18
                                  1,550                    1,550 Perkiomen Vly Sch Dist PA Ser
                                                                 A (FSA Insd)                        5.250    03/01/28
                                  3,000                    3,000 Philadelphia, PA (FSA Insd)         5.000    03/15/28
      1,500         1,500                                  3,000 Philadelphia, PA (FSA Insd)         5.250    09/15/25


                                  VAP           VPQ          VTP          VPV        PROFORMA
 DESCRIPTION                 MARKET VALUE  MARKET VALUE MARKET VALUE MARKET VALUE  MARKET VALUE
----------------------------------------------------------------------------------------------
Kennett, PA Cons Sch Dist Ser
A (FGIC Insd)                                 1,109,700                              1,109,700
Lehigh Cnty, PA Gen Purp Auth
Cedar Crest College Rfdg                                                2,092,460    2,092,460
Lehigh Cnty, PA Gen Purp Auth
Rev Good Shepherd Grp Ser A                                2,088,340                 2,088,340
Lehigh Cnty, PA Gen Purp Auth
Good Shepherd Grp Ser A                       1,042,270                              1,042,270
Lehigh Cnty, PA Gen Purp Auth
Rev Hosp Saint Lukes Bethlehem                1,795,115                              1,795,115
Lehigh Northampton, PA Arpt
Ser A (AMT) (MBIA Insd)                                    1,669,965                 1,669,965
Lehigh Northampton, PA Arpt
Ser A (AMT) (MBIA Insd)                                    3,005,937                 3,005,937
Luzerne Cnty, PA Ser A (MBIA
Insd) (a)                                     2,582,695                              2,582,695
Luzerne Cnty, PA Ser A (MBIA
Insd)                                                      2,283,434                 2,283,434
Luzerne Cnty, PA Ser A (MBIA
Insd)                                         4,396,400    3,616,039    1,099,100    9,111,539
Lycoming Cnty, PA Auth
College Rev PA College of
Technology (AMBAC Insd)          1,105,380    3,316,140    2,929,257                 7,350,777
Lycoming Cnty, PA Auth
College Rev PA College of
Technology (AMBAC Insd)                                                 5,471,500    5,471,500
Mars, PA Area Sch Dist Ser
AA (MBIA Insd)                     477,342                                             477,342
Mars, PA Area Sch Dist Ser
AA (MBIA Insd)                     233,412                                             233,412
Mercer Cnty, PA (FGIC Insd)                                             1,131,920    1,131,920
Mercer Cnty, PA Indl Dev Auth
Wtr Facs Philadelphia Sub
Corp (AMT) (MBIA Insd)           2,794,750    2,794,750                              5,589,500
Mifflin Cnty, PA Hosp Auth
(Radian Insd)                                                           1,129,250    1,129,250
Mifflin Cnty, PA Hosp Auth
Rev (Radian Insd)                                          2,823,125                 2,823,125
Monroe Cnty, PA Hosp Auth
Rev Hosp Pocono Med Ctr          1,061,210    1,061,210                 1,061,210    3,183,630
Monroeville, PA Muni Auth San
Ser B (MBIA Insd)                1,342,394                                           1,342,394
Monroeville, PA Muni Auth San
Ser B (MBIA Insd) (a)            1,498,082                                           1,498,082
Monroeville, PA Muni Auth San
Swr Rev Ser B (MBIA Insd) (a)                                           1,283,446    1,283,446
Monroeville, PA Muni Auth San
Swr Rev Ser B (MBIA Insd) (a)                              1,423,078                 1,423,078
Montgomery Cnty, PA Higher
Ed & Hlth Auth Hosp Rev
Abington Mem Hosp Ser A          1,529,040    2,038,720    2,038,720    1,019,360    6,625,840
Montgomery Cnty, PA Indl Dev
Auth Rev Res Rec Montenay
Proj Ser A (MBIA Insd)           1,134,780    1,134,780    1,134,780    1,021,302    4,425,642
Moon Indl Dev Auth PA Ed Fac
Rev Ellis Sch Proj                            2,517,287                              2,517,287
Mount Lebanon, PA Hosp Auth
Saint Clair Mem Hosp Ser A                                 1,565,925                 1,565,925
Northeastern PA Hosp & Ed
Auth College Rev Gtd Luzerne
Cnty Cmnty College
(Prerefunded @ 02/15/05)
(AMBAC Insd)                                               1,001,800                 1,001,800
Northampton Twp, PA (FGIC
Insd) (a)                                                               1,365,287    1,365,287
Pennsylvania Econ Dev Fin
Auth Res Recovery Rev Colver
Proj Ser D (AMT)                              1,023,470                              1,023,470
Pennsylvania Econ Dev Fin
Auth Res Recovery Rev Colver
Proj Ser D (AMT)                                           2,046,180                 2,046,180
Pennsylvania Econ Dev Fin
York Wtr Co Proj Ser A (AMT)
(XLCA Insd)                                                1,553,951                 1,553,951
Pennsylvania Hsg Fin Agy
Single Family Mtg Rev Ser
70A (AMT)                                     2,598,000    2,598,000                 5,196,000
Pennsylvania Hsg Fin Agy
Single Family Mtg Ser 61A (AMT)               2,051,380    2,205,234                 4,256,614
Pennsylvania Hsg Fin Agy
Single Family Mtg Ser 66A (AMT)  2,459,042    2,459,042                              4,918,084
Pennsylvania Hsg Fin Agy
Single Family Mtg Ser 67A (AMT)               1,300,307    1,295,147                 2,595,454
Pennsylvania Intergvtl Coop
Auth Spl Tax Rev Philadelphia
Fdg Pgm Rfdg (FGIC Insd)                                                1,556,820    1,556,820
Pennsylvania St Higher Ed
Clarion Univ Fndtn Inc Ser A
(XLCA Insd)                                                1,045,010                 1,045,010
Pennsylvania St Higher Ed
Fac Auth Rev Drexel Univ (a)                  3,356,490                              3,356,490
Pennsylvania St Higher Ed Fac
Auth Rev Drexel Univ
(Prerefunded @ 05/01/09)                      1,639,860                              1,639,860
Pennsylvania St Higher Ed Fac
Auth Rev Drexel Univ
(Prerefunded @ 05/01/09)                      1,917,510                              1,917,510
Pennsylvania St Higher Ed Fac
Auth Rev Drexel Univ             2,233,380                 1,116,690    1,116,690    4,466,760
Pennsylvania St Higher Ed Fac
Auth Rev La Salle Univ           1,043,130    2,086,260    1,564,695    1,043,130    5,737,215
Pennsylvania St Higher Ed Fac
Auth Rev Lycoming Clg Assn
Indpt (Radian Insd)                                        1,419,080                 1,419,080
Pennsylvania St Higher Ed Fac
Auth Rev Thomas Jefferson Univ
Pennsylvania St Higher Ed Fac
Auth Rev Univ Sciences           1,084,010    1,918,698    1,084,010    1,084,010    5,170,728
Philadelphia Ser A
(XLCA Insd) (b)                  1,560,690    1,560,690    1,560,690    1,560,690    6,242,760
Pennsylvania St Higher Ed Fac
Clarion Univ Fndtn Inc Ser A
(XLCA Insd)                      1,649,130                                           1,649,130
Pennsylvania St Higher Ed Fac
Clarion Univ Fndtn Inc Ser A
(XLCA Insd)                      1,556,805                                           1,556,805
Pennsylvania St Higher Ed Fac
Messiah College Ser AA3
(Radian Insd)                    1,095,070    1,095,070                 1,095,070    3,285,210
Pennsylvania St Higher Ed Fac
Philadelphia College
Osteopathic Med (a)              1,690,556                                           1,690,556
Pennsylvania St Higher Ed Fac
Philadelphia College
Osteopathic Med (a)                                                     1,774,659    1,774,659
Pennsylvania St Higher Ed Fac
Philadelphia College
Osteopathic Med (a)                                                     1,852,615    1,852,615
Pennsylvania St Higher Ed Fac
Auth Rev UPMC Hlth Sys Ser A                  1,142,340    1,142,340                 2,284,680
Pennsylvania St Higher Ed Fac
Auth Rev UPMC Hlth Sys Ser A
(FSA Insd)                                    3,725,100    3,104,250                 6,829,350
Pennsylvania St Higher Ed
Geneva College Proj                                        1,064,820                 1,064,820
Pennsylvania St Higher Ed
UPMC Hlth Sys Ser A                                                     1,144,640    1,144,640
Pennsylvania St Higher Ed
UPMC Hlth Sys Ser A              2,056,442    3,334,770    1,111,590    2,223,180    8,725,982
Pennsylvania St Indl Dev Auth
Econ Dev (AMBAC Insd)                                      1,318,897    1,132,100    2,450,997
Pennsylvania St Second Ser
(MBIA Insd) (Prerefunded @
10/01/09)                                                  2,270,620                 2,270,620
Pennsylvania St Tpk Commn Tpk
Rev Ser A (AMBAC Insd)                        1,344,216                              1,344,216
Pennsylvania St Tpk Commn Ser
T Rfdg (FGIC Insd)               3,415,995                 3,415,995    3,415,995   10,247,985
Pennsylvania St Tpk Commn Tpk
Rev Ser T Rfdg (FGIC Insd)                    5,214,718                              5,214,718
Pennsylvania St Univ                          2,110,120                              2,110,120
Pennsylvania St Univ                          1,049,860    1,574,790    1,574,790    4,199,440
Pennsylvania St Univ Rfdg                     1,583,391                              1,583,391
Pennsylvania St Univ Rfdg                                  1,669,755                 1,669,755
Pennsylvania St Univ Rfdg         2,189,891                                          2,189,891
Perkiomen Vly Sch Dist PA Ser
A (FSA Insd)                                               1,679,704                 1,679,704
Philadelphia, PA (FSA Insd)                                3,100,710                 3,100,710
Philadelphia, PA (FSA Insd)       1,636,905   1,636,905                              3,273,810

        VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST (VAP) -
              VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ) -
      VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


   VAP            VPQ           VTP          VPV       PROFORMA
PAR AMOUNT     PAR AMOUNT    PAR AMOUNT   PAR AMOUNT  PAR AMOUNT
  (000)          (000)         (000)        (000)       (000)     DESCRIPTION                        COUPON   MATURITY
-------------------------------------------------------------------------------------------------------------------------
                    5,000         6,160                   11,160 Philadelphia, PA Auth for
                                                                 Indl Ser B (FSA Insd)               5.500    10/1/017
                    2,000         2,000                    4,000 Philadelphia, PA Auth for
                                                                 Indl Ser B (FSA Insd)               5.125    10/01/26
      1,005         1,000         1,000        1,000       4,005 Philadelphia, PA Auth Indl
                                                                 Dev Amern College Of Physicians     5.500    06/15/27
                    2,250                                  2,250 Philadelphia, PA Auth Indl
                                                                 Dev Philadelphia Arpt Sys
                                                                 Proj Ser A (AMT) (FGIC Insd)        5.125    07/01/19
      2,500                                                2,500 Philadelphia, PA Auth Indl
                                                                 Dev Philadelphia Arpt Sys
                                                                 Proj Ser A (AMT) (FGIC Insd)        5.250    07/01/28
      4,250                                                4,250 Philadelphia, PA Gas Wks Rev
                                                                 12th Ser B (Escrowed to
                                                                 Maturity) (MBIA Insd)               7.000    05/15/20
                    2,000                      1,500       3,500 Philadelphia, PA Gas Wks Rev
                                                                 1975 Gen Ordinance 17th Ser
                                                                 (FSA Insd)                          5.375    07/01/19
                                  1,700                    1,700 Philadelphia, PA Gas Wks Rev
                                                                 18th Ser (AGC Insd)                 5.250    08/01/21
                    3,250         1,750                    5,000 Philadelphia, PA Gas Wks Rev
                                                                 Second Ser (FSA Insd)               5.250    07/01/29
                                  1,500                    1,500 Philadelphia, PA Gas Wks Rev
                                                                 Third Ser S (FSA Insd)              5.125    08/01/31
                                               1,000       1,000 Philadelphia, PA Hosp &
                                                                 Higher Ed Fac Auth Hosp Rev
                                                                 PA Hosp Rfdg (Escrowed to
                                                                 Maturity)                           6.250    07/01/06
                    1,000                                  1,000 Philadelphia, PA Hosp &
                                                                 Higher Ed Fac Auth Rev
                                                                 Chestnut Hill College               6.000    10/01/29
                                               1,455       1,455 Philadelphia, PA Hosp &
                                                                 Higher Ed Fac Auth Rev Cmnty
                                                                 College Ser B Rfdg (MBIA
                                                                 Insd) (a)                           6.500    05/01/09
                                  1,645                    1,645 Philadelphia, PA Pkg Auth Rev
                                                                 Ser A (AMBAC Insd)                  5.250    02/15/29
                    4,675                                  4,675 Philadelphia, PA Redev Auth
                                                                 Rev Neighborhood Trans Ser A
                                                                 (FGIC Insd)                         5.250    04/15/12
                    1,905                                  1,905 Philadelphia, PA Redev Auth
                                                                 Rev Neighborhood Trans Ser A
                                                                 (FGIC Insd)                         5.500    04/15/16
                    1,250                                  1,250 Philadelphia, PA Sch Dist Ser
                                                                 A (Prerefunded @ 02/01/11)
                                                                 (FSA Insd)                          5.750    02/01/13
                                               2,000       2,000 Philadelphia, PA Sch Dist Ser
                                                                 B (Prerefunded @ 09/01/05)
                                                                 (AMBAC Insd)                        5.500    09/01/18
      4,100                                                4,100 Philadelphia, PA Wtr & Swr
                                                                 Rev Cap Apprec 14th Ser
                                                                 (MBIA Insd)                            *     10/01/07
                                               3,675       3,675 Philadelphia, PA Wtr &
                                                                 Wastewtr Rev Rfdg (AMBAC Insd)      5.500    06/15/07
                    3,000                                  3,000 Philadelphia, PA Wtr &
                                                                 Wastewtr Rev Rfdg (MBIA Insd)       5.625    06/15/08
                                    500                      500 Pittsburgh & Allegheny Cnty,
                                                                 PA Pub Aud Hotel Room (AMBAC
                                                                 Insd)                               5.125    02/01/35
      5,000         4,000         2,500        4,500      16,000 Pittsburgh & Allegheny Cnty,
                                                                 PA Pub Aud Regl Asset Dist
                                                                 Sales Tax (AMBAC Insd)              5.000    02/01/24
                                  4,990                    4,990 Pittsburgh & Allegheny Cnty,
                                                                 PA Pub Aud Regl Asset Dist
                                                                 Sales Tax (AMBAC Insd)              5.000    02/01/29
      1,000                       1,000                    2,000 Pittsburgh, PA Pub Pkg Auth
                                                                 Rev Ser B (FGIC Insd) (b)           5.000    12/01/23
      2,500         2,500         5,000                   10,000 Pittsburgh, PA Ser A (AMBAC
                                                                 Insd)                               5.500    09/01/17
      2,000                                                2,000 Pittsburgh, PA Ser A
                                                                 (Prerefunded @ 09/01/09)
                                                                 (FGIC Insd)                         5.750    09/01/21
                    3,000                                  3,000 Pittsburgh, PA Ser A
                                                                 (Prerefunded @ 09/01/09)
                                                                 (FGIC Insd)                         5.750    09/01/22
                    1,000                                  1,000 Pittsburgh, PA Urban Redev
                                                                 Auth Cent Triangle Tax
                                                                 Increment Ser A                     6.100    05/01/19
                                    500        1,000       1,500 Pittsburgh, PA Urban Redev
                                                                 Auth Mtg Rev Ser C Rfdg (AMT)       6.500    10/01/23
                                               1,570       1,570 Pittsburgh, PA Urban Redev
                                                                 Auth Mtg Rev Ser C Rfdg (AMT)
                                                                 (GNMA Collateralized)               5.700    04/01/30
      2,000                       3,700                    5,700 Pittsburgh, PA Wtr & Swr Rfdg
                                                                 (FGIC Insd)                         6.500    09/01/13
                                               1,765       1,765 Quaker Valley, PA Sch Dist
                                                                 (FSA Insd) (a)                      5.375    04/01/20
                    1,860                                  1,860 Quaker Valley, PA Sch Dist
                                                                 (FSA Insd) (a)                      5.375    04/01/21
                                  1,960                    1,960 Quaker Valley, PA Sch Dist
                                                                 (FSA Insd) (a)                      5.375    04/01/22
                                               1,375       1,375 Red Lion, PA Area Sch Dist
                                                                 Ser A (FSA Insd) (a) (b)            5.000    02/01/20
                                  2,000                    2,000 Rostraver Twp, PA (AMBAC Insd)      5.500    07/01/24
                                  1,050                    1,050 Scranton, PA Ser B
                                                                 (AMBAC Insd) (a)                    5.000    09/01/17
      1,000         1,000         2,000        1,000       5,000 Southcentral, PA Gen Auth Rev
                                                                 Wellspan Hlth Oblig (MBIA Insd)     5.375    05/15/28
                                               1,000       1,000 State Pub Sch Bldg Auth PA
                                                                 Delaware Cnty College Proj
                                                                 (MBIA Insd)                         5.750    10/01/16
                    1,075                                  1,075 State Pub Sch Bldg Auth PA
                                                                 North Hampton Cnty Ser A Rfdg
                                                                 (AMBAC Insd)                        5.000    03/01/20
        685                                                  685 State Pub Sch Bldg Auth PA
                                                                 Sch Conneaut Sch Dist (FGIC
                                                                 Insd)                               5.250    11/01/18
      1,220                                                1,220 State Pub Sch Bldg Auth PA
                                                                 Sch Conneaut Sch Dist (FGIC
                                                                 Insd) (Prerefunded @ 11/01/13)      5.250    11/01/18
                                                 360         360 State Pub Sch Bldg Auth PA
                                                                 Sch Conneaut Sch Dist Proj
                                                                 (FGIC Insd)                         5.250    11/01/19
                                                 640         640 State Pub Sch Bldg Auth PA
                                                                 Sch Conneaut Sch Dist Proj
                                                                 (FGIC Insd) (Prerefunded @
                                                                 11/01/13)                           5.250    11/01/19
                                  2,120                    2,120 State Pub Sch Bldg Auth PA
                                                                 Sch Conneaut Sch Dist Proj
                                                                 (FGIC Insd) (a)                     5.250    11/01/20
                    1,000                                  1,000 State Pub Sch Bldg Auth PA
                                                                 Sch Conneaut Sch Dist Proj
                                                                 (FGIC Insd)                         5.250    11/01/22
                                               2,480       2,480 State Pub Sch Bldg Auth PA
                                                                 Sch Conneaut Sch Dist Proj
                                                                 (FGIC Insd) (a)                     5.250    11/01/23
                                  2,360                    2,360 State Pub Sch Bldg Auth PA
                                                                 Sch Rev Jefferson Cnty Dubois
                                                                 Tech Sch (FGIC Insd) (a)            5.375    02/01/23
      1,205                                                1,205 State Pub Sch Bldg Auth PA
                                                                 Sch Tuscarora Sch Dist Proj
                                                                 (FSA Insd) (a)                      5.250    04/01/20
      1,270                                                1,270 State Pub Sch Bldg Auth PA
                                                                 Sch Tuscarora Sch Dist Proj
                                                                 (FSA Insd) (a)                      5.250    04/01/21
                                  1,140        1,000       2,140 Susquehanna Area Regl Arpt
                                                                 Auth PA Ser A (AMT) (AMBAC
                                                                 Insd)                               5.375    01/01/21
                    2,545                                  2,545 Susquehanna Area Regl Arpt
                                                                 Auth Ser A (AMT) (AMBAC
                                                                 Insd) (a)                           5.500    01/01/18
                                  5,205                    5,205 Susquehanna Area Regl Arpt
                                                                 Auth PA Arpt Sys Rev Ser A
                                                                 (AMT) (AMBAC Insd)                  5.375    01/01/23
      1,500         1,500         1,500        1,000       5,500 Susquehanna Area Regl Arpt
                                                                 Auth PA Ser D                       5.375    01/01/18
                                  1,950                    1,950 Swarthmore Boro Auth PA
                                                                 College                             5.250    09/15/18
      1,850                       1,000                    2,850 Trinity Area Sch Dist PA
                                                                 (FGIC Insd)                         5.250    11/01/20
                    1,000                                  1,000 Union Cnty, PA Higher Ed Fac
                                                                 Auth Bucknell Univ Ser A            5.250    04/01/19
                                               1,000       1,000 Union Cnty, PA Higher Edl
                                                                 Bucknell Univ Ser A                 5.250    04/01/21
                                                 500         500 Union Cnty, PA Higher Edl
                                                                 Bucknell Univ Ser A                 5.250    04/01/22
                                  2,300                    2,300 Union Cnty, PA Hosp Auth Hosp
                                                                 Rev Evangelical Cmnty Hosp
                                                                 (Radian Insd)                       5.250    08/01/24
                    2,155                                  2,155 Uniontown Area, PA Sch Dist
                                                                 Ser A (Prerefunded @ 10/01/12)
                                                                 (FSA Insd)                          5.500    10/01/27
                    3,000                                  3,000 Uniontown Area, PA Sch Dist
                                                                 Ser A (Prerefunded @ 10/01/12)
                                                                 (FSA Insd)                          5.500    10/01/30
      1,285                                                1,285 Unity Twp, PA Muni Auth Swr
                                                                 Rev (FSA Insd)                      5.000    12/01/24
                      720                        720       1,440 Washington Cnty, PA Auth Rev
                                                                 Cap Fdg Proj & Equip Pgm (AMBAC
                                                                 Insd)                               6.150    12/01/29
                    2,500         2,000        1,350       5,850 Washington Cnty, PA Ser A
                                                                 (AMBAC Insd)                        5.125    09/01/27
                                               1,000       1,000 Wayne Highlands, PA Sch Dist
                                                                 (FSA Insd)                          5.375    04/01/14
                    1,000         2,000                    3,000 West Shore, PA Area Hosp Auth
                                                                 Holy Spirit Hosp Proj               6.250    01/01/32
                                               1,000       1,000 Wilson, PA Area Sch Dist
                                                                 (FGIC Insd)                         5.125    03/15/16
                    1,230                                  1,230 Wilson, PA Sch Dist Second
                                                                 Ser (FSA Insd)                      5.375    05/15/15


                                     VAP           VPQ          VTP          VPV        PROFORMA
 DESCRIPTION                    MARKET VALUE  MARKET VALUE MARKET VALUE MARKET VALUE  MARKET VALUE
--------------------------------------------------------------------------------------------------

Philadelphia, PA Auth for
Indl Ser B (FSA Insd)                          5,637,700    6,945,646                 12,583,346
Philadelphia, PA Auth for
Indl Ser B (FSA Insd)                          2,145,300    2,145,300                  4,290,600
Philadelphia, PA Auth Indl
Dev Amern College Of Physicians   1,059,290    1,054,020    1,054,020    1,054,020     4,221,350
Philadelphia, PA Auth Indl
Dev Philadelphia Arpt Sys
Proj Ser A (AMT) (FGIC Insd)                   2,397,938                               2,397,938
Philadelphia, PA Auth Indl
Dev Philadelphia Arpt Sys
Proj Ser A (AMT) (FGIC Insd)      2,621,050                                            2,621,050
Philadelphia, PA Gas Wks Rev
12th Ser B (Escrowed to
Maturity) (MBIA Insd)             5,317,770                                            5,317,770
Philadelphia, PA Gas Wks Rev
1975 Gen Ordinance 17th Ser
(FSA Insd)                                     2,227,320                 1,670,490     3,897,810
Philadelphia, PA Gas Wks Rev
18th Ser (AGC Insd)                                         1,860,259                  1,860,259
Philadelphia, PA Gas Wks Rev
Second Ser (FSA Insd)                          3,487,933    1,878,118                  5,366,051
Philadelphia, PA Gas Wks Rev
Third Ser S (FSA Insd)                                      1,564,260                  1,564,260
Philadelphia, PA Hosp &
Higher Ed Fac Auth Hosp Rev
PA Hosp Rfdg (Escrowed to
Maturity)                                                                1,050,920     1,050,920
Philadelphia, PA Hosp &
Higher Ed Fac Auth Rev
Chestnut Hill College                          1,017,180                               1,017,180
Philadelphia, PA Hosp &
Higher Ed Fac Auth Rev Cmnty
College Ser B Rfdg (MBIA
Insd) (a)                                                                1,661,188     1,661,188
Philadelphia, PA Pkg Auth Rev
Ser A (AMBAC Insd)                                          1,748,717                  1,748,717
Philadelphia, PA Redev Auth
Rev Neighborhood Trans Ser A
(FGIC Insd)                                    5,255,168                               5,255,168
Philadelphia, PA Redev Auth
Rev Neighborhood Trans Ser A
(FGIC Insd)                                    2,140,534                               2,140,534
Philadelphia, PA Sch Dist Ser
A (Prerefunded @ 02/01/11)
(FSA Insd)                                     1,431,200                               1,431,200
Philadelphia, PA Sch Dist Ser
B (Prerefunded @ 09/01/05)
(AMBAC Insd)                                                             2,059,160     2,059,160
Philadelphia, PA Wtr & Swr
Rev Cap Apprec 14th Ser
(MBIA Insd)                       3,821,036                                            3,821,036
Philadelphia, PA Wtr &
Wastewtr Rev Rfdg (AMBAC Insd)                                           3,926,407     3,926,407
Philadelphia, PA Wtr &
Wastewtr Rev Rfdg (MBIA Insd)                  3,282,960                               3,282,960
Pittsburgh & Allegheny Cnty,
PA Pub Aud Hotel Room (AMBAC
Insd)                                                         525,345                    525,345
Pittsburgh & Allegheny Cnty,
PA Pub Aud Regl Asset Dist
Sales Tax (AMBAC Insd)            5,347,800    4,278,240    2,673,900    4,813,020    17,112,960
Pittsburgh & Allegheny Cnty,
PA Pub Aud Regl Asset Dist
Sales Tax (AMBAC Insd)                                      5,201,676                  5,201,676
Pittsburgh, PA Pub Pkg Auth
Rev Ser B (FGIC Insd) (b)         1,077,580                 1,077,580                  2,155,160
Pittsburgh, PA Ser A (AMBAC
Insd)                             2,760,050    2,760,050    5,520,100                 11,040,200
Pittsburgh, PA Ser A
(Prerefunded @ 09/01/09)
(FGIC Insd)                       2,218,000                                            2,218,000
Pittsburgh, PA Ser A
(Prerefunded @ 09/01/09)
(FGIC Insd)                                    3,327,000                               3,327,000
Pittsburgh, PA Urban Redev
Auth Cent Triangle Tax
Increment Ser A                                1,083,210                               1,083,210
Pittsburgh, PA Urban Redev
Auth Mtg Rev Ser C Rfdg (AMT)                                 518,460    1,036,920     1,555,380
Pittsburgh, PA Urban Redev
Auth Mtg Rev Ser C Rfdg (AMT)
(GNMA Collateralized)                                                    1,611,888     1,611,888
Pittsburgh, PA Wtr & Swr Rfdg
(FGIC Insd)                       2,395,020                 4,430,787                  6,825,807
Quaker Valley, PA Sch Dist
(FSA Insd) (a)                                                           1,987,849     1,987,849
Quaker Valley, PA Sch Dist
(FSA Insd) (a)                                 2,090,231                               2,090,231
Quaker Valley, PA Sch Dist
(FSA Insd) (a)                                              2,194,553                  2,194,553
Red Lion, PA Area Sch Dist
Ser A (FSA Insd) (a) (b)                                                 1,503,425     1,503,425
Rostraver Twp, PA (AMBAC Insd)                              2,219,700                  2,219,700
Scranton, PA Ser B
(AMBAC Insd) (a)                                            1,144,805                  1,144,805
Southcentral, PA Gen Auth Rev
Wellspan Hlth Oblig (MBIA Insd)   1,067,410    1,067,410    2,134,820    1,067,410     5,337,050
State Pub Sch Bldg Auth PA
Delaware Cnty College Proj
(MBIA Insd)                                                              1,133,640     1,133,640
State Pub Sch Bldg Auth PA
North Hampton Cnty Ser A Rfdg
(AMBAC Insd)                                   1,161,699                               1,161,699
State Pub Sch Bldg Auth PA
Sch Conneaut Sch Dist (FGIC
Insd)                               764,412                                              764,412
State Pub Sch Bldg Auth PA
Sch Conneaut Sch Dist (FGIC
Insd) (Prerefunded @ 11/01/13)    1,386,359                                            1,386,359
State Pub Sch Bldg Auth PA
Sch Conneaut Sch Dist Proj
(FGIC Insd)                                                                400,964       400,964
State Pub Sch Bldg Auth PA
Sch Conneaut Sch Dist Proj
(FGIC Insd) (Prerefunded @
11/01/13)                                                                  727,270       727,270
State Pub Sch Bldg Auth PA
Sch Conneaut Sch Dist Proj
(FGIC Insd) (a)                                             2,357,058                  2,357,058
State Pub Sch Bldg Auth PA
Sch Conneaut Sch Dist Proj
(FGIC Insd)                                    1,108,040                               1,108,040
State Pub Sch Bldg Auth PA
Sch Conneaut Sch Dist Proj
(FGIC Insd) (a)                                                          2,746,972     2,746,972
State Pub Sch Bldg Auth PA
Sch Rev Jefferson Cnty Dubois
Tech Sch (FGIC Insd) (a)                                    2,645,088                  2,645,088
State Pub Sch Bldg Auth PA
Sch Tuscarora Sch Dist Proj
(FSA Insd) (a)                    1,336,176                                            1,336,176
State Pub Sch Bldg Auth PA
Sch Tuscarora Sch Dist Proj
(FSA Insd) (a)                    1,405,039                                            1,405,039
Susquehanna Area Regl Arpt
Auth PA Ser A (AMT) (AMBAC
Insd)                                                       1,231,211    1,080,010     2,311,221
Susquehanna Area Regl Arpt
Auth Ser A (AMT) (AMBAC
Insd) (a)                                      2,793,621                               2,793,621
Susquehanna Area Regl Arpt
Auth PA Arpt Sys Rev Ser A
(AMT) (AMBAC Insd)                                          5,592,408                  5,592,408
Susquehanna Area Regl Arpt
Auth PA Ser D                     1,552,185    1,552,185    1,552,185    1,034,790     5,691,345
Swarthmore Boro Auth PA
College                                                     2,169,882                  2,169,882
Trinity Area Sch Dist PA
(FGIC Insd)                       2,056,867                 1,111,820                  3,168,687
Union Cnty, PA Higher Ed Fac
Auth Bucknell Univ Ser A                       1,110,420                               1,110,420
Union Cnty, PA Higher Edl
Bucknell Univ Ser A                                                      1,106,330     1,106,330
Union Cnty, PA Higher Edl
Bucknell Univ Ser A                                                        552,835       552,835
Union Cnty, PA Hosp Auth Hosp
Rev Evangelical Cmnty Hosp
(Radian Insd)                                               2,447,706                  2,447,706
Uniontown Area, PA Sch Dist
Ser A (Prerefunded @ 10/01/12)
(FSA Insd)                                     2,425,840                               2,425,840
Uniontown Area, PA Sch Dist
Ser A (Prerefunded @ 10/01/12)
(FSA Insd)                                     3,345,360                               3,345,360
Unity Twp, PA Muni Auth Swr
Rev (FSA Insd)                    1,383,675                                            1,383,675
Washington Cnty, PA Auth Rev
Cap Fdg Proj & Equip Pgm (AMBAC
Insd)                                            766,778                   766,778     1,533,556
Washington Cnty, PA Ser A
(AMBAC Insd)                                   2,651,925    2,121,540    1,432,040     6,205,505
Wayne Highlands, PA Sch Dist
(FSA Insd)                                                               1,125,850     1,125,850
West Shore, PA Area Hosp Auth
Holy Spirit Hosp Proj                          1,075,610    2,151,220                  3,226,830
Wilson, PA Area Sch Dist
(FGIC Insd)                                                              1,103,420     1,103,420
Wilson, PA Sch Dist Second
Ser (FSA Insd)                                 1,378,018                               1,378,018

        VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST (VAP) -
              VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ) -
      VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


   VAP            VPQ           VTP          VPV       PROFORMA
PAR AMOUNT     PAR AMOUNT    PAR AMOUNT   PAR AMOUNT  PAR AMOUNT
  (000)          (000)         (000)        (000)       (000)     DESCRIPTION                        COUPON   MATURITY
------------------------------------------------------------------------------------------------------------------------------

      1,075                                                1,075 Wilson, PA Sch Dist Second
                                                                 Ser (FSA Insd)                      5.375  05/15/16
                                               1,100       1,100 York Cnty, PA (AMBAC Insd)          5.000  06/01/19
                    1,240                                  1,240 York Cnty, PA Sch Technology
                                                                 Auth Lease Rev (FGIC Insd)          5.375  02/15/18
                                                 500         500 York Cnty, PA Sch Technology
                                                                 Auth Lease Rev (FGIC Insd)          5.500  02/15/22
                                               1,000       1,000 York Cnty, PA Sch Technology
                                                                 Auth Lease Rev (FGIC Insd)          5.500  02/15/23







                                                                 Guam    0.4%
                                               1,585       1,585 Guam Intl Arpt Auth Gen Ser
                                                                 B (MBIA Insd)                       5.250  10/01/21



                                                                 Puerto Rico    1.2%
                                               4,000     $ 4,000 Puerto Rico Comwlth Hwy &
                                                                 Tran Auth Hwy Rev Ser Y Rfdg
                                                                 (FSA Insd)                          6.250  07/01/21



                                                                 U. S. Virgin Islands    1.9%
                                  1,500                    1,500 University Virgin Islands
                                                                 Impt Ser A                          5.375  06/01/34
      1,000                       2,000                    3,000 Virgin Islands Pub Fin Auth
                                                                 Rev Gross Rcpt Taxes Ln Nt
                                                                 Ser A (ACA Insd)                    6.125  10/01/29
                                               1,000       1,000 Virgin Islands Pub Fin Auth
                                                                 Rev Gross Rcpts Taxes Nt Ser A      6.375  10/01/19
                    1,500                                  1,500 Virgin Islands Pub Fin Auth
                                                                 Rev Gross Rcpts Taxes Nt Ser A      6.500  10/01/24








Short-Term Investments    5.2%

      2,700           600           800        2,400       6,500 Delaware Cnty, PA Indl Dev
                                                                 Auth Dates United Parcel
                                                                 Svc Proj (c)                        1.750  12/01/15
      4,700                       8,200        1,100      14,000 Delaware Cnty, PA Indl Dev
                                                                 Auth Pollutn Ctl Rev Exelon
                                                                 Rmkt (c)                            1.970  04/01/05
                      520           200                      720 Lehigh Cnty, PA Gen Purp
                                                                 Auth Adj Hosp Lehigh Vy Hosp
                                                                 Ser A (c)                           1.820  07/01/28
        600                                                  600 South Fork Muni Auth PA Hosp
                                                                 Rev Conemaugh Hlth Sys Ser A
                                                                 (MBIA Insd) (c)                     1.820  07/01/28


                                                                      VAP            VPQ          VTP          VPV        PROFORMA
 DESCRIPTION                                                     MARKET VALUE   MARKET VALUE MARKET VALUE MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------

Wilson, PA Sch Dist Second
Ser (FSA Insd)                                                      1,202,162                                           1,202,162
York Cnty, PA (AMBAC Insd)                                                                                 1,195,601    1,195,601
York Cnty, PA Sch Technology
Auth Lease Rev (FGIC Insd)                                                       1,394,926                              1,394,926
York Cnty, PA Sch Technology
Auth Lease Rev (FGIC Insd)                                                                                   566,205      566,205
York Cnty, PA Sch Technology
Auth Lease Rev (FGIC Insd)                                                                                 1,130,770    1,130,770


                                                                 ------------------------------------------------------------------
                                                                  108,765,271  201,231,325  184,067,097  110,348,581  604,412,274
                                                                 ------------------------------------------------------------------


Guam    0.4%
Guam Intl Arpt Auth Gen Ser
B (MBIA Insd)                                                                                              1,757,226    1,757,226
                                                                 ------------------------------------------------------------------


Puerto Rico    1.2%
Puerto Rico Comwlth Hwy &
Tran Auth Hwy Rev Ser Y Rfdg
(FSA Insd)                                                                                                 5,111,880    5,111,880
                                                                 ------------------------------------------------------------------


U. S. Virgin Islands    1.9%
University Virgin Islands
Impt Ser A                                                                                    1,577,565                 1,577,565
Virgin Islands Pub Fin Auth
Rev Gross Rcpt Taxes Ln Nt
Ser A (ACA Insd)                                                    1,138,160                 2,276,320                 3,414,480
Virgin Islands Pub Fin Auth
Rev Gross Rcpts Taxes Nt Ser                                                                               1,157,460    1,157,460
Virgin Islands Pub Fin Auth
Rev Gross Rcpts Taxes Nt Ser                                                     1,737,525                              1,737,525
                                                                 ------------------------------------------------------------------
                                                                    1,138,160    1,737,525    3,853,885    1,157,460    7,887,030
                                                                 ------------------------------------------------------------------


Total Long-Term Investments    149.1%
(Cost $571,718,197)                                               109,903,431  202,968,850  187,920,982  118,375,147  619,168,410



Delaware Cnty, PA Indl Dev
Auth Dates United Parcel
Svc Proj (c)                                                        2,700,000      600,000      800,000    2,400,000    6,500,000
Delaware Cnty, PA Indl Dev
Auth Pollutn Ctl Rev Exelon
Rmkt (c)                                                            4,700,000                 8,200,000    1,100,000   14,000,000
Lehigh Cnty, PA Gen Purp
Auth Adj Hosp Lehigh Vy Hosp
Ser A (c)                                                                          520,000      200,000                   720,000
South Fork Muni Auth PA Hosp
Rev Conemaugh Hlth Sys Ser A
(MBIA Insd) (c)                                                       600,000                                             600,000

Total Short-Term Investments    5.2%                             ------------------------------------------------------------------
(Cost $21,820,000)                                                  8,000,000    1,120,000    9,200,000    3,500,000   21,820,000
                                                                 ------------------------------------------------------------------
Total Investments    154.3%
(Cost $593,538,197)
                                                                  117,903,431  204,088,850  197,120,982  121,875,147  640,988,410
Liabilities in Excess of Other Assets    (1.3%)

Preferred Shares (including accrued distributions)    (53.0%)      (3,160,996)     816,264     (125,643)  (3,081,105)  (5,551,480)

                                                                  (40,008,110) (65,038,466) (70,080,556) (45,011,404)(220,138,536)
                                                                 ------------------------------------------------------------------
Net Assets Applicable to Common Shares    100.0%                 $ 74,734,325 $139,866,648 $126,914,783 $ 73,782,638 $415,298,394
                                                                 ==================================================================

Percentages are calculated as a percentage of net assets applicable to common shares.

*           Zero Coupon Bond
(a)         The Trust owns 100% of bond issuance.
(b) Securities purchased on a when-issued or delayed delivery basis.
(c) Security includes a put feature allowing the Trust to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Trust based on the most recent reset date.

ACA         American Capital Access
AGC         AGC Insured Custody Certificates
AMBAC       AMBAC Indemnity Corp.
AMT         Alternative Minimum Tax
FGIC        Financial Guaranty Insurance Co.
FHA         Federal Housing Administration
FSA         Financial Security Assurance Inc.
GNMA        Government National Mortgage Association
LOC         Letter of Credit
MBIA        Municipal Bond Investors Assurance Corp.
Radian      Radian Asset Assurance
XLCA        XL Capital Assurance Inc.

         VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST (VAP)-
             VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ)-
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)

    VAP         VPQ        VPV       PROFORMA
PAR AMOUNT  PAR AMOUNT  PAR AMOUNT  PAR AMOUNT
   (000)       (000)      (000)        (000)    DESCRIPTION                       COUPON     MATURITY
-------------------------------------------------------------------------------------------------------
                                                MUNICIPAL BONDS  149.5%
                                                PENNSYLVANIA  145.7%
            $    2,000  $    1,000  $    3,000  Allegheny Cnty, PA Arpt Auth
                                                Pittsburgh Intl Arpt Rfdg (AMT)
                                                (FGIC Insd)                       5.750%     01/01/18
$    1,000       1,000                   2,000  Allegheny Cnty, PA Higher Ed
                                                Bldg Carnegie Mellon Univ         5.125      03/01/32
     1,500       1,250                   2,750  Allegheny Cnty, PA Higher Ed
                                                Bldg Carnegie Mellon Univ         5.250      03/01/32
                             1,360       1,360  Allegheny Cnty, PA Hosp Dev Auth
                                                Rev Hlth Sys Ser A (MBIA Insd)    6.500      11/15/30
                 2,000       2,000       4,000  Allegheny Cnty, PA Port Auth Spl
                                                Rev Trans (Prerefunded @
                                                03/01/09) (MBIA Insd)             6.000      03/01/24
                 1,300                   1,300  Allegheny Cnty, PA Redev Auth
                                                Tax Increment Rev Robinson Mall
                                                Proj Ser A                        7.000      11/01/17
       905       1,355         905       3,165  Allegheny Cnty, PA Residential
                                                Mtg Single Family Ser KK-2 (AMT)
                                                (GNMA Collateralized)             5.750      05/01/33
                             1,525       1,525  Allegheny Cnty, PA Residential
                                                Mtg Single Family Ser MM (AMT)
                                                (GNMA Collateralized)             5.200      05/01/33
     1,000                               1,000  Allegheny Cnty, PA San Auth Swr
                                                Rev (MBIA Insd)                   5.750      12/01/13
     1,830                               1,830  Allegheny Cnty, PA San Auth Swr
                                                Rev (MBIA Insd)                   5.750      12/01/18
     2,000                   1,000       3,000  Allegheny Cnty, PA San Auth Swr
                                                Rev (MBIA Insd)                   5.500      12/01/24
                 3,000                   3,000  Allegheny Cnty, PA San Auth Swr
                                                (MBIA Insd)                       5.500      12/01/30
                 2,575                   2,575  Allegheny Cnty, PA San Auth Swr
                                                Rev Ser A (FGIC Insd) (a)           *        12/01/08
                 2,380                   2,380  Allegheny Cnty, PA San Auth Swr
                                                Rev Ser A (FGIC Insd)               *        06/01/09
                 1,645                   1,645  Allegheny Cnty, PA San Auth Swr
                                                Rev Ser A (FGIC Insd) (a)           *        12/01/09
                             2,600       2,600  Allentown, PA Area Hosp Auth Rev
                                                Sacred Heart Hosp of Allentown
                                                Ser A Rfdg                        6.750      11/15/14
                 1,000       1,000       2,000  Ambridge, PA Area Sch Dist
                                                (MBIA Insd)                       5.500      11/01/31
     2,640                               2,640  Bensalem Twp, PA Sch Dist
                                                (FGIC Insd) (a)                   5.000      08/15/18
                             1,695       1,695  Berks Cnty, PA Muni Auth
                                                Albright College Proj (a)         5.500      10/01/16
                             1,800       1,800  Berks Cnty, PA Muni Auth
                                                Albright College Proj (a)         5.500      10/01/17
                 3,000       2,000       5,000  Berks Cnty, PA Muni Auth Hosp
                                                Rev Reading Hosp & Med Ctr Proj
                                                (Prerefunded @ 11/01/09)
                                                (FSA Insd)                        6.000      11/01/29
     1,000       1,000       1,000       3,000  Bethlehem, PA Auth Wtr Gtd
                                                (FSA Insd)                        5.000      11/15/19
     1,150                               1,150  Bucks Cnty, PA Wtr & Swr Rev
                                                Neshaminy Interceptor Ser A
                                                (AMBAC Insd) (a)                  5.375      06/01/14
     1,215                               1,215  Bucks Cnty, PA Wtr & Swr Rev
                                                Neshaminy Interceptor Ser A
                                                (AMBAC Insd) (a)                  5.375      06/01/15
                             1,000       1,000  Canon McMillan Sch Dist PA Ser B
                                                (FGIC Insd)                       5.500      12/01/29
       870         870         870       2,610  Carbon Cnty, PA Indl Dev Auth
                                                Panther Creek Partn Proj Rfdg
                                                (AMT) (LOC: Paribas & Union Bk
                                                of CA Intl)                       6.650      05/01/10
     1,500       2,000       1,000       4,500  Central Dauphin, PA Sch Dist
                                                (FSA Insd)                        5.000      12/01/19
                 1,000                   1,000  Chartiers Valley, PA Indl & Coml
                                                Dev Auth First Mtg Rev Asbury
                                                Hlth Cent Rfdg                    6.375      12/01/19
                 1,000                   1,000  Chartiers Valley, PA Indl & Coml
                                                Dev Auth First Mtg Rev Asbury
                                                Hlth Cent Rfdg                    6.375      12/01/24
                 1,000       1,000       2,000  Chester Cnty, PA Indl Dev Auth
                                                Rev Collegium Charter Sch Proj
                                                Ser A (ACA Insd)                  5.500      04/15/31
                 1,500                   1,500  Crawford Cnty, PA Hosp Auth Sr
                                                Living Fac Rev Westbury Utd
                                                Methodist Cmnty                   6.250      08/15/29
                             1,000       1,000  Cumberland Cnty, PA Muni Auth
                                                Dickinson College Ser A
                                                (AMBAC Insd)                      5.500      11/01/30
     5,000                               5,000  Dauphin Cnty, PA Genl Auth Hosp
                                                Rev Hapsco Western PA Hosp Proj
                                                B Rfdg (Escrowed to Maturity)
                                                (MBIA Insd)                       6.250      07/01/16
                 2,000                   2,000  Delaware Cnty, PA Auth College
                                                Cabrini College (Radian Insd)     5.750      07/01/23
                 2,295                   2,295  Delaware Cnty, PA Auth College
                                                Neumann College Rfdg (a)          5.875      10/01/21
     1,000                   1,000       2,000  Delaware Cnty, PA Auth College
                                                Neumann College Rfdg              6.000      10/01/31
                 1,000                   1,000  Delaware Cnty, PA Auth First Mtg
                                                Rev Riddle Vlg Proj Rfdg          6.875      06/01/16
                             1,000       1,000  Delaware Cnty, PA Auth Hosp Rev
                                                Crozer Chester Med Ctr            6.000      12/15/09
                 1,000                   1,000  Delaware Cnty, PA Auth Rev White
                                                Horse Vlg Proj Ser A Rfdg         7.625      07/01/30
                 1,750                   1,750  Delaware Cnty, PA Indl Dev Auth
                                                Rev Wtr Fac (AMT) (FGIC Insd)     6.000      06/01/29
                 2,500                   2,500  Delaware Cnty, PA Indl Dev Auth
                                                Wtr Fac PA Suburban Wtr (AMT)
                                                (AMBAC Insd)                      5.350      10/01/31
                 1,230                   1,230  Delaware Cnty, PA Regl Wtr Qual
                                                (MBIA Insd)                       5.250      05/01/19
                 1,555                   1,555  Delaware Cnty, PA Regl Wtr Qual
                                                (MBIA Insd) (a)                   5.250      05/01/22
     1,500       2,500       1,500       5,500  Delaware Vly, PA Regl Fin Auth    5.750      07/01/17
                 2,000                   2,000  Downingtown, PA Area Sch Dist
                                                (FSA Insd)                        5.250      04/01/15
                             1,010       1,010  Erie, PA Ser A (FSA Insd)         5.000      11/15/18
     2,735                               2,735  Exeter Twp, PA Sch Dist
                                                (FGIC Insd)                       5.000      05/15/25
                 3,420                   3,420  Falls Twp, PA Hosp Auth Hosp
                                                Rev DE Vly Med Rfdg (FHA Gtd)     7.000      08/01/22
     2,000                               2,000  Greater Latrobe, PA Sch Auth
                                                (FGIC Insd)                       5.250      04/01/17
     1,500       2,000       1,000       4,500  Harrisburg, PA Auth Res Gtd Sub
                                                Ser D-2 (FSA Insd)                5.000      12/01/33
                 3,000       1,575       4,575  Harrisburg, PA Auth Wtr Rev Rfdg
                                                (FSA Insd)                        5.000      07/15/21
                 1,000                   1,000  Harveys Lake Genl Muni Auth PA
                                                College Rev College Misericordia
                                                Proj (ACA Insd)                   6.000      05/01/19
                 2,925                   2,925  Hempfield, PA Area Sch Dist
                                                (FGIC Insd)                       5.375      02/15/17
                 2,595                   2,595  Hempfield, PA Area Sch Dist
                                                (FGIC Insd)                       5.375      02/15/19
     1,345                   1,000       2,345  Jenkintown, PA Sch Dist Ser A
                                                (FGIC Insd) (b)                   5.000      05/15/28
                 1,000                   1,000  Kennett, PA Cons Sch Dist Ser A
                                                (FGIC Insd)                       5.250      02/15/19
                             2,000       2,000  Lehigh Cnty, PA Gen Purp Auth
                                                Cedar Crest College Rfdg          6.700      04/01/26
                 1,000                   1,000  Lehigh Cnty, PA Gen Purp Auth
                                                Good Shepherd Grp Ser A           5.625      11/01/34
                 1,750                   1,750  Lehigh Cnty, PA Gen Purp Auth
                                                Rev Hosp Saint Lukes Bethlehem    5.375      08/15/33
                 2,310                   2,310  Luzerne Cnty, PA Ser A
                                                (MBIA Insd) (a)                   5.250      11/15/17
                 4,000       1,000       5,000  Luzerne Cnty, PA Ser A
                                                (MBIA Insd)                       5.250      11/15/25


                                       VAP            VPQ            VPV        PROFORMA
DESCRIPTION                       MARKET VALUE   MARKET VALUE   MARKET VALUE  MARKET VALUE
---------------------------------------------------------------------------------------------
Allegheny Cnty, PA Arpt Auth
Pittsburgh Intl Arpt Rfdg (AMT)
(FGIC Insd)                                      $  2,154,960   $  1,077,480  $  3,232,440
Allegheny Cnty, PA Higher Ed
Bldg Carnegie Mellon Univ         $  1,046,090      1,046,090                    2,092,180
Allegheny Cnty, PA Higher Ed
Bldg Carnegie Mellon Univ            1,590,390      1,325,325                    2,915,715
Allegheny Cnty, PA Hosp Dev Auth
Rev Hlth Sys Ser A (MBIA Insd)                                     1,595,457     1,595,457
Allegheny Cnty, PA Port Auth Spl
Rev Trans (Prerefunded @
03/01/09) (MBIA Insd)                               2,266,020      2,266,020     4,532,040
Allegheny Cnty, PA Redev Auth
Tax Increment Rev Robinson Mall
Proj Ser A                                          1,396,122                    1,396,122
Allegheny Cnty, PA Residential
Mtg Single Family Ser KK-2 (AMT)
(GNMA Collateralized)                  941,037      1,408,956        941,037     3,291,030
Allegheny Cnty, PA Residential
Mtg Single Family Ser MM (AMT)
(GNMA Collateralized)                                              1,558,733     1,558,733
Allegheny Cnty, PA San Auth Swr
Rev (MBIA Insd)                      1,144,810                                   1,144,810
Allegheny Cnty, PA San Auth Swr
Rev (MBIA Insd)                      2,092,166                                   2,092,166
Allegheny Cnty, PA San Auth Swr
Rev (MBIA Insd)                      2,243,860                     1,121,930     3,365,790
Allegheny Cnty, PA San Auth Swr
(MBIA Insd)                                                        3,331,740     3,331,740
Allegheny Cnty, PA San Auth Swr
Rev Ser A (FGIC Insd) (a)                                          2,303,312     2,303,312
Allegheny Cnty, PA San Auth Swr
Rev Ser A (FGIC Insd)                                              2,081,477     2,081,477
Allegheny Cnty, PA San Auth Swr
Rev Ser A (FGIC Insd) (a)                                          1,411,476     1,411,476
Allentown, PA Area Hosp Auth Rev
Sacred Heart Hosp of Allentown
Ser A Rfdg                                                         2,629,536     2,629,536
Ambridge, PA Area Sch Dist
(MBIA Insd)                                         1,107,700      1,107,700     2,215,400
Bensalem Twp, PA Sch Dist
(FGIC Insd) (a)                      2,876,993                                   2,876,993
Berks Cnty, PA Muni Auth
Albright College Proj (a)                                          1,841,804     1,841,804
Berks Cnty, PA Muni Auth
Albright College Proj (a)                                          1,944,108     1,944,108
Berks Cnty, PA Muni Auth Hosp
Rev Reading Hosp & Med Ctr Proj
(Prerefunded @ 11/01/09)
(FSA Insd)                                          3,470,070      2,313,380     5,783,450
Bethlehem, PA Auth Wtr Gtd
(FSA Insd)                           1,097,700      1,097,700      1,097,700     3,293,100
Bucks Cnty, PA Wtr & Swr Rev
Neshaminy Interceptor Ser A
(AMBAC Insd) (a)                     1,292,773                                   1,292,773
Bucks Cnty, PA Wtr & Swr Rev
Neshaminy Interceptor Ser A
(AMBAC Insd) (a)                     1,364,895                                   1,364,895
Canon McMillan Sch Dist PA Ser B
(FGIC Insd)                                                        1,102,430     1,102,430
Carbon Cnty, PA Indl Dev Auth
Panther Creek Partn Proj Rfdg
(AMT) (LOC: Paribas & Union Bk
of CA Intl)                            945,003        945,003        945,003     2,835,009
Central Dauphin, PA Sch Dist
(FSA Insd)                           1,638,405      2,184,540      1,092,270     4,915,215
Chartiers Valley, PA Indl & Coml
Dev Auth First Mtg Rev Asbury
Hlth Cent Rfdg                                      1,023,310      1,023,310
Chartiers Valley, PA Indl & Coml
Dev Auth First Mtg Rev Asbury
Hlth Cent Rfdg                                      1,007,920                    1,007,920
Chester Cnty, PA Indl Dev Auth
Rev Collegium Charter Sch Proj
Ser A (ACA Insd)                                    1,058,360      1,058,360     2,116,720
Crawford Cnty, PA Hosp Auth Sr
Living Fac Rev Westbury Utd
Methodist Cmnty                                     1,544,655                    1,544,655
Cumberland Cnty, PA Muni Auth
Dickinson College Ser A
(AMBAC Insd)                                                       1,101,100     1,101,100
Dauphin Cnty, PA Genl Auth Hosp
Rev Hapsco Western PA Hosp Proj
B Rfdg (Escrowed to Maturity)
(MBIA Insd)                          5,902,900                                   5,902,900
Delaware Cnty, PA Auth College
Cabrini College (Radian Insd)                       2,160,080                    2,160,080
Delaware Cnty, PA Auth College
Neumann College Rfdg (a)                            2,420,100                    2,420,100
Delaware Cnty, PA Auth College
Neumann College Rfdg                 1,040,790                     1,040,790     2,081,580
Delaware Cnty, PA Auth First Mtg
Rev Riddle Vlg Proj Rfdg                            1,009,220                    1,009,220
Delaware Cnty, PA Auth Hosp Rev
Crozer Chester Med Ctr                                             1,011,450     1,011,450
Delaware Cnty, PA Auth Rev White
Horse Vlg Proj Ser A Rfdg                           1,058,140                    1,058,140
Delaware Cnty, PA Indl Dev Auth
Rev Wtr Fac (AMT) (FGIC Insd)                       1,941,467                    1,941,467
Delaware Cnty, PA Indl Dev Auth
Wtr Fac PA Suburban Wtr (AMT)
(AMBAC Insd)                                        2,636,000                    2,636,000
Delaware Cnty, PA Regl Wtr Qual
(MBIA Insd)                                         1,375,570                    1,375,570
Delaware Cnty, PA Regl Wtr Qual
(MBIA Insd) (a)                                     1,724,899                    1,724,899
Delaware Vly, PA Regl Fin Auth       1,749,255      2,915,425      1,749,255     6,413,935
Downingtown, PA Area Sch Dist
(FSA Insd)                                          2,211,200                    2,211,200
Erie, PA Ser A (FSA Insd)                                          1,111,283     1,111,283
Exeter Twp, PA Sch Dist
(FGIC Insd)                          2,916,002                                   2,916,002
Falls Twp, PA Hosp Auth Hosp
Rev DE Vly Med Rfdg (FHA Gtd)                       3,554,748                    3,554,748
Greater Latrobe, PA Sch Auth
(FGIC Insd)                          2,214,720                                   2,214,720
Harrisburg, PA Auth Res Gtd Sub
Ser D-2 (FSA Insd)                   1,643,595      2,191,460      1,095,730     4,930,785
Harrisburg, PA Auth Wtr Rev Rfdg
(FSA Insd)                                          3,250,170      1,706,339     4,956,509
Harveys Lake Genl Muni Auth PA
College Rev College Misericordia
Proj (ACA Insd)                                     1,079,610                    1,079,610
Hempfield, PA Area Sch Dist
(FGIC Insd)                                         3,260,644                    3,260,644
Hempfield, PA Area Sch Dist
(FGIC Insd)                                         2,892,776                    2,892,776
Jenkintown, PA Sch Dist Ser A
(FGIC Insd) (b)                      1,404,570                     1,044,290     2,448,860
Kennett, PA Cons Sch Dist Ser A
(FGIC Insd)                                         1,109,700                    1,109,700
Lehigh Cnty, PA Gen Purp Auth
Cedar Crest College Rfdg                                           2,092,460     2,092,460
Lehigh Cnty, PA Gen Purp Auth
Good Shepherd Grp Ser A                             1,042,270                    1,042,270
Lehigh Cnty, PA Gen Purp Auth
Rev Hosp Saint Lukes Bethlehem                      1,795,115                    1,795,115
Luzerne Cnty, PA Ser A
(MBIA Insd) (a)                                     2,582,695                    2,582,695
Luzerne Cnty, PA Ser A
(MBIA Insd)                                         4,396,400      1,099,100     5,495,500

         VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST (VAP)-
             VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ)-
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)

    VAP         VPQ        VPV       PROFORMA
PAR AMOUNT  PAR AMOUNT  PAR AMOUNT  PAR AMOUNT
   (000)       (000)      (000)        (000)    DESCRIPTION                       COUPON     MATURITY
--------------------------------------------------------------------------------------------------------
     1,000       3,000                   4,000  Lycoming Cnty, PA Auth College
                                                Rev PA College of Technology
                                                (AMBAC Insd)                      5.350      07/01/26
                             5,000       5,000  Lycoming Cnty, PA Auth College
                                                Rev PA College of Technology
                                                (AMBAC Insd)                      5.375      07/01/30
       905                                 905  Mars, PA Area Sch Dist Ser AA
                                                (MBIA Insd)                       *          09/01/19
       495                                 495  Mars, PA Area Sch Dist Ser AA
                                                (MBIA Insd)                       *          09/01/21
                             1,000       1,000  Mercer Cnty, PA (FGIC Insd)       5.500      10/01/15
     2,500       2,500                   5,000  Mercer Cnty, PA Indl Dev Auth
                                                Wtr Facs Philadelphia Sub Corp
                                                (AMT) (MBIA Insd)                 6.000      07/01/30
                             1,000       1,000  Mifflin Cnty, PA Hosp Auth
                                                (Radian Insd)                     6.200      07/01/25
     1,000       1,000       1,000       3,000  Monroe Cnty, PA Hosp Auth Rev
                                                Hosp Pocono Med Ctr               6.000      01/01/43
     1,205                               1,205  Monroeville, PA Muni Auth San
                                                Ser B (MBIA Insd)                 5.250      12/01/18
     1,350                               1,350  Monroeville, PA Muni Auth San
                                                Ser B (MBIA Insd) (a)             5.250      12/01/20
                             1,150       1,150  Monroeville, PA Muni Auth San
                                                Swr Rev Ser B (MBIA Insd) (a)     5.250      12/01/17
     1,500       2,000       1,000       4,500  Montgomery Cnty, PA Higher Ed &
                                                Hlth Auth Hosp Rev Abington Mem
                                                Hosp Ser A                        5.125      06/01/32
     1,000       1,000         900       2,900  Montgomery Cnty, PA Indl Dev
                                                Auth Rev Res Rec Montenay Proj
                                                Ser A (MBIA Insd)                 5.250      11/01/14
                 2,345                   2,345  Moon Indl Dev Auth PA Ed Fac Rev
                                                Ellis Sch Proj                    5.800      03/01/25
                             1,225       1,225  Northampton Twp, PA
                                                (FGIC Insd)(a)                    5.375      05/15/15
                 1,000                   1,000  Pennsylvania Econ Dev Fin Auth
                                                Res Recovery Rev Colver Proj
                                                Ser D (AMT)                       7.150      12/01/18
                 2,500                   2,500  Pennsylvania Hsg Fin Agy Single
                                                Family Mtg Rev Ser 70A (AMT)      5.900      04/01/31
                 2,000                   2,000  Pennsylvania Hsg Fin Agy Single
                                                Family Mtg Ser 61A (AMT)          5.500      04/01/29
     2,395       2,395                   4,790  Pennsylvania Hsg Fin Agy Single
                                                Family Mtg Ser 66A (AMT)          5.650      04/01/29
                 1,260                   1,260  Pennsylvania Hsg Fin Agy Single
                                                Family Mtg Ser 67A (AMT)          5.900      10/01/30
                             1,500       1,500  Pennsylvania Intergvtl Coop Auth
                                                Spl Tax Rev Philadelphia Fdg Pgm
                                                Rfdg (FGIC Insd)                  5.500      06/15/20
                 3,000                   3,000  Pennsylvania St Higher Ed Fac
                                                Auth Rev Drexel Univ (a)          5.500      05/01/16
                 1,500                   1,500  Pennsylvania St Higher Ed Fac
                                                Auth Rev Drexel Univ
                                                (Prerefunded @ 05/01/09)          6.000      05/01/24
                 1,750                   1,750  Pennsylvania St Higher Ed Fac
                                                Auth Rev Drexel Univ
                                                (Prerefunded @ 05/01/09)          6.000      05/01/29
     2,000                   1,000       3,000  Pennsylvania St Higher Ed Fac
                                                Auth Rev Drexel Univ              5.500      05/01/17
     1,000       2,000       1,000       4,000  Pennsylvania St Higher Ed Fac
                                                Auth Rev La Salle Univ            5.500      05/01/34
     1,000       1,170       1,000       3,170  Pennsylvania St Higher Ed Fac
                                                Auth Rev Thomas Jefferson Univ    5.375      01/01/25
     1,500       1,500       1,500       4,500  Pennsylvania St Higher Ed Fac
                                                Auth Rev Univ Sciences
                                                Philadelphia Ser A
                                                (XLCA Insd) (b)                   5.000      11/01/36
     1,500                               1,500  Pennsylvania St Higher Ed Fac
                                                Clarion Univ Fndtn Inc Ser A
                                                (XLCA Insd)                       5.250      07/01/18
     1,500                               1,500  Pennsylvania St Higher Ed Fac
                                                Clarion Univ Fndtn Inc Ser A
                                                (XLCA Insd)                       5.000      07/01/33
     1,000       1,000       1,000       3,000  Pennsylvania St Higher Ed Fac
                                                Messiah College Ser AA3 (Radian
                                                Insd)                             5.500      11/01/22
     1,560                               1,560  Pennsylvania St Higher Ed Fac
                                                Philadelphia College Osteopathic
                                                Med (a)                           5.000      12/01/16
                             1,645       1,645  Pennsylvania St Higher Ed Fac
                                                Philadelphia College Osteopathic
                                                Med (a)                           5.000      12/01/17
                             1,725       1,725  Pennsylvania St Higher Ed Fac
                                                Philadelphia College Osteopathic
                                                Med (a)                           5.000      12/01/18
                 1,000                   1,000  Pennsylvania St Higher Ed Fac
                                                Auth Rev UPMC Hlth Sys Ser A      6.250      01/15/18
                 3,600                   3,600  Pennsylvania St Higher Ed Fac
                                                Auth Rev UPMC Hlth Sys Ser A
                                                (FSA Insd)                        5.000      08/01/29
                             1,000       1,000  Pennsylvania St Higher Ed UPMC
                                                Hlth Sys Ser A                    6.250      01/15/17
     1,850       3,000       2,000       6,850  Pennsylvania St Higher Ed UPMC
                                                Hlth Sys Ser A                    6.000      01/15/31
                             1,000       1,000  Pennsylvania St Indl Dev Auth
                                                Econ Dev (AMBAC Insd)             5.500      07/01/14
                 1,200                   1,200  Pennsylvania St Tpk Commn Tpk
                                                Rev Ser A (AMBAC Insd)            5.250      12/01/21
     3,015                   3,015       6,030  Pennsylvania St Tpk Commn Ser T
                                                Rfdg (FGIC Insd)                  5.500      12/01/10
                 4,505                   4,505  Pennsylvania St Tpk Commn Tpk
                                                Rev Ser T Rfdg (FGIC Insd)        5.500      12/01/13
                 2,000                   2,000  Pennsylvania St Univ              5.000      09/01/29
                 1,000       1,500       2,500  Pennsylvania St Univ              5.000      09/01/35
                 1,390                   1,390  Pennsylvania St Univ Rfdg         5.250      08/15/14
     1,970                               1,970  Pennsylvania St Univ Rfdg         5.250      03/01/18
     1,500       1,500                   3,000  Philadelphia, PA (FSA Insd)       5.250      09/15/25
                 5,000                   5,000  Philadelphia, PA Auth for Indl
                                                Ser B (FSA Insd)                  5.500      10/1/017
                 2,000                   2,000  Philadelphia, PA Auth for Indl
                                                Ser B (FSA Insd)                  5.125      10/01/26
     1,005       1,000       1,000       3,005  Philadelphia, PA Auth Indl Dev
                                                Amern College Of Physicians       5.500      06/15/27
                 2,250                   2,250  Philadelphia, PA Auth Indl Dev
                                                Philadelphia Arpt Sys Proj Ser A
                                                (AMT) (FGIC Insd)                 5.125      07/01/19
     2,500                               2,500  Philadelphia, PA Auth Indl Dev
                                                Philadelphia Arpt Sys Proj Ser A
                                                (AMT) (FGIC Insd)                 5.250      07/01/28
     4,250                               4,250  Philadelphia, PA Gas Wks Rev
                                                12th Ser B (Escrowed to
                                                Maturity) (MBIA Insd)             7.000      05/15/20
                 2,000       1,500       3,500  Philadelphia, PA Gas Wks Rev
                                                1975 Gen Ordinance 17th Ser
                                                (FSA Insd)                        5.375      07/01/19
                 3,250                   3,250  Philadelphia, PA Gas Wks Rev
                                                Second Ser (FSA Insd)             5.250      07/01/29
                             1,000       1,000  Philadelphia, PA Hosp & Higher
                                                 Ed Fac Auth Hosp Rev PA Hosp
                                                Rfdg (Escrowed to Maturity)       6.250      07/01/06
                 1,000                   1,000  Philadelphia, PA Hosp & Higher
                                                Ed Fac Auth Rev Chestnut Hill
                                                College                           6.000      10/01/29
                             1,455       1,455  Philadelphia, PA Hosp & Higher
                                                Ed Fac Auth Rev Cmnty College
                                                Ser B Rfdg (MBIA Insd) (a)        6.500      05/01/09
                 4,675                   4,675  Philadelphia, PA Redev Auth Rev
                                                Neighborhood Trans Ser A
                                                (FGIC Insd)                       5.250      04/15/12
                 1,905                   1,905  Philadelphia, PA Redev Auth Rev
                                                Neighborhood Trans Ser A
                                                (FGIC Insd)                       5.500      04/15/16
                 1,250                   1,250  Philadelphia, PA Sch Dist Ser A
                                                (Prerefunded @ 02/01/11)
                                                (FSA Insd)                        5.750      02/01/13
                             2,000       2,000  Philadelphia, PA Sch Dist Ser B
                                                (Prerefunded @ 09/01/05)
                                                (AMBAC Insd)                      5.500      09/01/18
     4,100                               4,100  Philadelphia, PA Wtr & Swr Rev
                                                Cap Apprec 14th Ser (MBIA Insd)   *          10/01/07



                                      VAP            VPQ            VPV        PROFORMA
DESCRIPTION                      MARKET VALUE   MARKET VALUE   MARKET VALUE  MARKET VALUE
--------------------------------------------------------------------------------------------
Lycoming Cnty, PA Auth College
Rev PA College of Technology
(AMBAC Insd)                        1,105,380      3,316,140                    4,421,520
Lycoming Cnty, PA Auth College
Rev PA College of Technology
(AMBAC Insd)                                                      5,471,500     5,471,500
Mars, PA Area Sch Dist Ser AA
(MBIA Insd)                           477,342                                     477,342
Mars, PA Area Sch Dist Ser AA
(MBIA Insd)                           233,412                                     233,412
Mercer Cnty, PA (FGIC Insd)                                       1,131,920     1,131,920
Mercer Cnty, PA Indl Dev Auth
Wtr Facs Philadelphia Sub Corp
(AMT) (MBIA Insd)                   2,794,750      2,794,750                    5,589,500
Mifflin Cnty, PA Hosp Auth
(Radian Insd)                                                     1,129,250     1,129,250
Monroe Cnty, PA Hosp Auth Rev
Hosp Pocono Med Ctr                 1,061,210      1,061,210      1,061,210     3,183,630
Monroeville, PA Muni Auth San
Ser B (MBIA Insd)                   1,342,394                                   1,342,394
Monroeville, PA Muni Auth San
Ser B (MBIA Insd) (a)               1,498,082                                   1,498,082
Monroeville, PA Muni Auth San
Swr Rev Ser B (MBIA Insd) (a)                                     1,283,446     1,283,446
Montgomery Cnty, PA Higher Ed &
Hlth Auth Hosp Rev Abington Mem
Hosp Ser A                          1,529,040      2,038,720      1,019,360     4,587,120
Montgomery Cnty, PA Indl Dev
Auth Rev Res Rec Montenay Proj
Ser A (MBIA Insd)                   1,134,780      1,134,780      1,021,302     3,290,862
Moon Indl Dev Auth PA Ed Fac Rev
Ellis Sch Proj                                     2,517,287                    2,517,287
Northampton Twp, PA
(FGIC Insd)(a)                                                    1,365,287     1,365,287
Pennsylvania Econ Dev Fin Auth
Res Recovery Rev Colver Proj
Ser D (AMT)                                        1,023,470                    1,023,470
Pennsylvania Hsg Fin Agy Single
Family Mtg Rev Ser 70A (AMT)                       2,598,000                    2,598,000
Pennsylvania Hsg Fin Agy Single
Family Mtg Ser 61A (AMT)                           2,051,380                    2,051,380
Pennsylvania Hsg Fin Agy Single
Family Mtg Ser 66A (AMT)            2,459,042      2,459,042                    4,918,084
Pennsylvania Hsg Fin Agy Single
Family Mtg Ser 67A (AMT)                           1,300,307                    1,300,307
Pennsylvania Intergvtl Coop Auth
Spl Tax Rev Philadelphia Fdg Pgm
Rfdg (FGIC Insd)                                                  1,556,820     1,556,820
Pennsylvania St Higher Ed Fac
Auth Rev Drexel Univ (a)                           3,356,490                    3,356,490
Pennsylvania St Higher Ed Fac
Auth Rev Drexel Univ
(Prerefunded @ 05/01/09)                           1,639,860                    1,639,860
Pennsylvania St Higher Ed Fac
Auth Rev Drexel Univ
(Prerefunded @ 05/01/09)                           1,917,510                    1,917,510
Pennsylvania St Higher Ed Fac
Auth Rev Drexel Univ                2,233,380                     1,116,690     3,350,070
Pennsylvania St Higher Ed Fac
Auth Rev La Salle Univ              1,043,130      2,086,260      1,043,130     4,172,520
Pennsylvania St Higher Ed Fac
Auth Rev Thomas Jefferson Univ      1,084,010      1,918,698      1,084,010     4,086,718
Pennsylvania St Higher Ed Fac
Auth Rev Univ Sciences
Philadelphia Ser A
(XLCA Insd) (b)                     1,560,690      1,560,690      1,560,690     4,682,070
Pennsylvania St Higher Ed Fac
Clarion Univ Fndtn Inc Ser A
(XLCA Insd)                         1,649,130                                   1,649,130
Pennsylvania St Higher Ed Fac
Clarion Univ Fndtn Inc Ser A
(XLCA Insd)                         1,556,805                                   1,556,805
Pennsylvania St Higher Ed Fac
Messiah College Ser AA3 (Radian
Insd)                               1,095,070      1,095,070      1,095,070     3,285,210
Pennsylvania St Higher Ed Fac
Philadelphia College Osteopathic
Med (a)                             1,690,556                                   1,690,556
Pennsylvania St Higher Ed Fac
Philadelphia College Osteopathic
Med (a)                                                           1,774,659     1,774,659
Pennsylvania St Higher Ed Fac
Philadelphia College Osteopathic
Med (a)                                                           1,852,615     1,852,615
Pennsylvania St Higher Ed Fac
Auth Rev UPMC Hlth Sys Ser A                       1,142,340                    1,142,340
Pennsylvania St Higher Ed Fac
Auth Rev UPMC Hlth Sys Ser A
(FSA Insd)                                         3,725,100                    3,725,100
Pennsylvania St Higher Ed UPMC
Hlth Sys Ser A                                                    1,144,640     1,144,640
Pennsylvania St Higher Ed UPMC
Hlth Sys Ser A                      2,056,442      3,334,770      2,223,180     7,614,392
Pennsylvania St Indl Dev Auth
Econ Dev (AMBAC Insd)                                             1,132,100     1,132,100
Pennsylvania St Tpk Commn Tpk
Rev Ser A (AMBAC Insd)                             1,344,216                    1,344,216
Pennsylvania St Tpk Commn Ser T
Rfdg (FGIC Insd)                    3,415,995                     3,415,995     6,831,990
Pennsylvania St Tpk Commn Tpk
Rev Ser T Rfdg (FGIC Insd)                         5,214,718                    5,214,718
Pennsylvania St Univ                               2,110,120                    2,110,120
Pennsylvania St Univ                               1,049,860      1,574,790     2,624,650
Pennsylvania St Univ Rfdg                          1,583,391                    1,583,391
Pennsylvania St Univ Rfdg           2,189,891                                   2,189,891
Philadelphia, PA (FSA Insd)         1,636,905      1,636,905                    3,273,810
Philadelphia, PA Auth for Indl
Ser B (FSA Insd)                                   5,637,700                    5,637,700
Philadelphia, PA Auth for Indl
Ser B (FSA Insd)                                   2,145,300                    2,145,300
Philadelphia, PA Auth Indl Dev
Amern College Of Physicians         1,059,290      1,054,020      1,054,020     3,167,330
Philadelphia, PA Auth Indl Dev
Philadelphia Arpt Sys Proj Ser A
(AMT) (FGIC Insd)                                  2,397,938                    2,397,938
Philadelphia, PA Auth Indl Dev
Philadelphia Arpt Sys Proj Ser A
(AMT) (FGIC Insd)                   2,621,050                                   2,621,050
Philadelphia, PA Gas Wks Rev
12th Ser B (Escrowed to
Maturity) (MBIA Insd)               5,317,770                                   5,317,770
Philadelphia, PA Gas Wks Rev
1975 Gen Ordinance 17th Ser
(FSA Insd)                                         2,227,320      1,670,490     3,897,810
Philadelphia, PA Gas Wks Rev
Second Ser (FSA Insd)                              3,487,933                    3,487,933
Philadelphia, PA Hosp & Higher
 Ed Fac Auth Hosp Rev PA Hosp
Rfdg (Escrowed to Maturity)                                       1,050,920     1,050,920
Philadelphia, PA Hosp & Higher
Ed Fac Auth Rev Chestnut Hill
College                                            1,017,180                    1,017,180
Philadelphia, PA Hosp & Higher
Ed Fac Auth Rev Cmnty College
Ser B Rfdg (MBIA Insd) (a)                                        1,661,188     1,661,188
Philadelphia, PA Redev Auth Rev
Neighborhood Trans Ser A
(FGIC Insd)                                        5,255,168                    5,255,168
Philadelphia, PA Redev Auth Rev
Neighborhood Trans Ser A
(FGIC Insd)                                        2,140,534                    2,140,534
Philadelphia, PA Sch Dist Ser A
(Prerefunded @ 02/01/11)
(FSA Insd)                                         1,431,200                    1,431,200
Philadelphia, PA Sch Dist Ser B
(Prerefunded @ 09/01/05)
(AMBAC Insd)                                                      2,059,160     2,059,160
Philadelphia, PA Wtr & Swr Rev
Cap Apprec 14th Ser (MBIA Insd)     3,821,036                                   3,821,036

         VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST (VAP)-
             VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ)-
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)

    VAP         VPQ        VPV       PROFORMA
PAR AMOUNT  PAR AMOUNT  PAR AMOUNT  PAR AMOUNT
   (000)       (000)      (000)        (000)    DESCRIPTION                       COUPON     MATURITY
--------------------------------------------------------------------------------------------------------
                             3,675       3,675  Philadelphia, PA Wtr & Wastewtr
                                                Rev Rfdg (AMBAC Insd)             5.500      06/15/07
                 3,000                   3,000  Philadelphia, PA Wtr & Wastewtr
                                                Rev Rfdg (MBIA Insd)              5.625      06/15/08
     5,000       4,000       4,500      13,500  Pittsburgh & Allegheny Cnty, PA
                                                Pub Aud Regl Asset Dist Sales
                                                Tax (AMBAC Insd)                  5.000      02/01/24
     1,000                               1,000  Pittsburgh, PA Pub Pkg Auth Rev
                                                Ser B (FGIC Insd) (b)             5.000      12/01/23
     2,500       2,500                   5,000  Pittsburgh, PA Ser A
                                                (AMBAC Insd)                      5.500      09/01/17
     2,000                               2,000  Pittsburgh, PA Ser A
                                                (Prerefunded @ 09/01/09)
                                                (FGIC Insd)                       5.750      09/01/21
                 3,000                   3,000  Pittsburgh, PA Ser A
                                                (Prerefunded @ 09/01/09)
                                                (FGIC Insd)                       5.750      09/01/22
                 1,000                   1,000  Pittsburgh, PA Urban Redev Auth
                                                Cent Triangle Tax Increment
                                                Ser A                             6.100      05/01/19
                             1,000       1,000  Pittsburgh, PA Urban Redev Auth
                                                Mtg Rev Ser C Rfdg (AMT)          6.500      10/01/23
                             1,570       1,570  Pittsburgh, PA Urban Redev Auth
                                                Mtg Rev Ser C Rfdg (AMT)
                                                (GNMA Collateralized)             5.700      04/01/30
     2,000                               2,000  Pittsburgh, PA Wtr & Swr Rfdg
                                                (FGIC Insd)                       6.500      09/01/13
                             1,765       1,765  Quaker Valley, PA Sch Dist
                                                (FSA Insd) (a)                    5.375      04/01/20
                 1,860                   1,860  Quaker Valley, PA Sch Dist
                                                (FSA Insd) (a)                    5.375      04/01/21
                             1,375       1,375  Red Lion, PA Area Sch Dist Ser A
                                                (FSA Insd) (a) (b)                5.000      02/01/20
     1,000       1,000       1,000       3,000  Southcentral, PA Gen Auth Rev
                                                Wellspan Hlth Oblig (MBIA Insd)   5.375      05/15/28
                             1,000       1,000  State Pub Sch Bldg Auth PA
                                                Delaware Cnty College Proj
                                                (MBIA Insd)                       5.750      10/01/16
                 1,075                   1,075  State Pub Sch Bldg Auth PA
                                                North Hampton Cnty Ser A Rfdg
                                                (AMBAC Insd)                      5.000      03/01/20
       685                                 685  State Pub Sch Bldg Auth PA Sch
                                                Conneaut Sch Dist (FGIC Insd)     5.250      11/01/18
     1,220                               1,220  State Pub Sch Bldg Auth PA Sch
                                                Conneaut Sch Dist (FGIC Insd)
                                                (Prerefunded @ 11/01/13)          5.250      11/01/18
                               360         360  State Pub Sch Bldg Auth PA Sch
                                                Conneaut Sch Dist Proj (FGIC Insd)5.250      11/01/19
                               640         640  State Pub Sch Bldg Auth PA Sch
                                                Conneaut Sch Dist Proj
                                                (FGIC Insd) (Prerefunded
                                                @ 11/01/13)                       5.250      11/01/19
                 1,000                   1,000  State Pub Sch Bldg Auth PA Sch
                                                Conneaut Sch Dist Proj
                                                (FGIC Insd)                       5.250      11/01/22
                             2,480       2,480  State Pub Sch Bldg Auth PA Sch
                                                Conneaut Sch Dist Proj
                                                (FGIC Insd) (a)                   5.250      11/01/23
     1,205                               1,205  State Pub Sch Bldg Auth PA Sch
                                                Tuscarora Sch Dist Proj
                                                (FSA Insd) (a)                    5.250      04/01/20
     1,270                               1,270  State Pub Sch Bldg Auth PA Sch
                                                Tuscarora Sch Dist Proj
                                                (FSA Insd) (a)                    5.250      04/01/21
                             1,000       1,000  Susquehanna Area Regl Arpt Auth
                                                PA Ser A (AMT) (AMBAC Insd)       5.375      01/01/21
                 2,545                   2,545  Susquehanna Area Regl Arpt Auth
                                                T) (AMBAC Insd) (a)               5.500      01/01/18
     1,500       1,500       1,000       4,000  Susquehanna Area Regl Arpt Auth
                                                PA Ser D                          5.375      01/01/18
     1,850                               1,850  Trinity Area Sch Dist PA
                                                (FGIC Insd)                       5.250      11/01/20
                 1,000                   1,000  Union Cnty, PA Higher Ed Fac
                                                Auth Bucknell Univ Ser A          5.250      04/01/19
                             1,000       1,000  Union Cnty, PA Higher Edl
                                                Bucknell Univ Ser A               5.250      04/01/21
                               500         500  Union Cnty, PA Higher Edl
                                                Bucknell Univ Ser A               5.250      04/01/22
                 2,155                   2,155  Uniontown Area, PA Sch Dist
                                                Ser A (Prerefunded @ 10/01/12)
                                                (FSA Insd)                        5.500      10/01/27
                 3,000                   3,000  Uniontown Area, PA Sch Dist
                                                Ser A (Prerefunded @ 10/01/12)
                                                (FSA Insd)                        5.500      10/01/30
     1,285                               1,285  Unity Twp, PA Muni Auth Swr Rev
                                                (FSA Insd)                        5.000      12/01/24
                   720         720       1,440  Washington Cnty, PA Auth Rev
                                                Cap Fdg Proj & Equip Pgm
                                                (AMBAC Insd)                      6.150      12/01/29
                 2,500       1,350       3,850  Washington Cnty, PA Ser A
                                                (AMBAC Insd)                      5.125      09/01/27
                             1,000       1,000  Wayne Highlands, PA Sch Dist
                                               (FSA Insd)                         5.375      04/01/14
                 1,000                   1,000  West Shore, PA Area Hosp Auth Holy
                                                Spirit Hosp Proj                  6.250      01/01/32
                             1,000       1,000  Wilson, PA Area Sch Dist
                                                (FGIC Insd)                       5.125      03/15/16
                 1,230                   1,230  Wilson, PA Sch Dist Second Ser
                                                (FSA Insd)                        5.375      05/15/15
     1,075                               1,075  Wilson, PA Sch Dist Second Ser
                                                (FSA Insd)                        5.375      05/15/16
                             1,100       1,100  York Cnty, PA (AMBAC Insd)        5.000      06/01/19
                 1,240                   1,240  York Cnty, PA Sch Technology
                                                Auth Lease Rev (FGIC Insd)        5.375      02/15/18
                               500         500  York Cnty, PA Sch Technology
                                                Auth Lease Rev (FGIC Insd)        5.500      02/15/22
                             1,000       1,000  York Cnty, PA Sch Technology
                                                 Auth Lease Rev (FGIC Insd)       5.500      02/15/23




                                                GUAM    0.6%
                             1,585       1,585  Guam Intl Arpt Auth Gen Ser B
                                                (MBIA Insd)                       5.250      10/01/21


                                                PUERTO RICO    1.8%
                             4,000  $    4,000  Puerto Rico Comwlth Hwy & Tran
                                                Auth Hwy Rev Ser Y Rfdg
                                                (FSA Insd)                        6.250      07/01/21


                                                U. S. VIRGIN ISLANDS    1.4%
     1,000                               1,000  Virgin Islands Pub Fin Auth Rev
                                                Gross Rcpt Taxes Ln Nt Ser A
                                                (ACA Insd)                        6.125      10/01/29
                             1,000       1,000  Virgin Islands Pub Fin Auth Rev
                                                Gross Rcpts Taxes Nt Ser A        6.375      10/01/19
                 1,500                   1,500  Virgin Islands Pub Fin Auth Rev
                                                Gross Rcpts Taxes Nt Ser A        6.500      10/01/24




TOTAL LONG-TERM INVESTMENTS    149.5%



                                         VAP            VPQ            VPV        PROFORMA
DESCRIPTION                         MARKET VALUE   MARKET VALUE   MARKET VALUE  MARKET VALUE
-----------------------------------------------------------------------------------------------
Philadelphia, PA Wtr & Wastewtr
Rev Rfdg (AMBAC Insd)                                                3,926,407     3,926,407
Philadelphia, PA Wtr & Wastewtr
Rev Rfdg (MBIA Insd)                                  3,282,960                    3,282,960
Pittsburgh & Allegheny Cnty, PA
Pub Aud Regl Asset Dist Sales
Tax (AMBAC Insd)                       5,347,800      4,278,240      4,813,020    14,439,060
Pittsburgh, PA Pub Pkg Auth Rev
Ser B (FGIC Insd) (b)                  1,077,580                                   1,077,580
Pittsburgh, PA Ser A
(AMBAC Insd)                           2,760,050      2,760,050                    5,520,100
Pittsburgh, PA Ser A
(Prerefunded @ 09/01/09)
(FGIC Insd)                            2,218,000                                   2,218,000
Pittsburgh, PA Ser A
(Prerefunded @ 09/01/09)
(FGIC Insd)                                           3,327,000                    3,327,000
Pittsburgh, PA Urban Redev Auth
Cent Triangle Tax Increment
Ser A                                                 1,083,210                    1,083,210
Pittsburgh, PA Urban Redev Auth
Mtg Rev Ser C Rfdg (AMT)                                             1,036,920     1,036,920
Pittsburgh, PA Urban Redev Auth
Mtg Rev Ser C Rfdg (AMT)
(GNMA Collateralized)                                                1,611,888     1,611,888
Pittsburgh, PA Wtr & Swr Rfdg
(FGIC Insd)                            2,395,020                                   2,395,020
Quaker Valley, PA Sch Dist
(FSA Insd) (a)                                                       1,987,849     1,987,849
Quaker Valley, PA Sch Dist
(FSA Insd) (a)                                                       2,090,231     2,090,231
Red Lion, PA Area Sch Dist Ser A
(FSA Insd) (a) (b)                                                   1,503,425     1,503,425
Southcentral, PA Gen Auth Rev
Wellspan Hlth Oblig (MBIA Insd)        1,067,410      1,067,410      1,067,410     3,202,230
State Pub Sch Bldg Auth PA
Delaware Cnty College Proj
(MBIA Insd)                                                          1,133,640     1,133,640
State Pub Sch Bldg Auth PA
North Hampton Cnty Ser A Rfdg
(AMBAC Insd)                                          1,161,699                    1,161,699
State Pub Sch Bldg Auth PA Sch
Conneaut Sch Dist (FGIC Insd)            764,412                                     764,412
State Pub Sch Bldg Auth PA Sch
Conneaut Sch Dist (FGIC Insd)
(Prerefunded @ 11/01/13)               1,386,359                                   1,386,359
State Pub Sch Bldg Auth PA Sch
Conneaut Sch Dist Proj (FGIC Insd)                                     400,964       400,964
State Pub Sch Bldg Auth PA Sch
Conneaut Sch Dist Proj
(FGIC Insd) (Prerefunded
@ 11/01/13)                                                            727,270       727,270
State Pub Sch Bldg Auth PA Sch
Conneaut Sch Dist Proj
(FGIC Insd)                                           1,108,040                    1,108,040
State Pub Sch Bldg Auth PA Sch
Conneaut Sch Dist Proj
(FGIC Insd) (a)                                                      2,746,972     2,746,972
State Pub Sch Bldg Auth PA Sch
Tuscarora Sch Dist Proj
(FSA Insd) (a)                         1,336,176                                   1,336,176
State Pub Sch Bldg Auth PA Sch
Tuscarora Sch Dist Proj
(FSA Insd) (a)                         1,405,039                                   1,405,039
Susquehanna Area Regl Arpt Auth
PA Ser A (AMT) (AMBAC Insd)                                          1,080,010     1,080,010
Susquehanna Area Regl Arpt Auth
T) (AMBAC Insd) (a)                                   2,793,621                    2,793,621
Susquehanna Area Regl Arpt Auth
PA Ser D                               1,552,185      1,552,185      1,034,790     4,139,160
Trinity Area Sch Dist PA
(FGIC Insd)                            2,056,867                                   2,056,867
Union Cnty, PA Higher Ed Fac
Auth Bucknell Univ Ser A                              1,110,420                    1,110,420
Union Cnty, PA Higher Edl
Bucknell Univ Ser A                                                  1,106,330     1,106,330
Union Cnty, PA Higher Edl
Bucknell Univ Ser A                                                    552,835       552,835
Uniontown Area, PA Sch Dist
Ser A (Prerefunded @ 10/01/12)
(FSA Insd)                                            2,425,840                    2,425,840
Uniontown Area, PA Sch Dist
Ser A (Prerefunded @ 10/01/12)
(FSA Insd)                                            3,345,360                    3,345,360
Unity Twp, PA Muni Auth Swr Rev
(FSA Insd)                             1,383,675                                   1,383,675
Washington Cnty, PA Auth Rev
Cap Fdg Proj & Equip Pgm
(AMBAC Insd)                                            766,778        766,778     1,533,556
Washington Cnty, PA Ser A
(AMBAC Insd)                                          2,651,925      1,432,040     4,083,965
Wayne Highlands, PA Sch Dist
FSA Insd)                                                            1,125,850     1,125,850
West Shore, PA Area Hosp Auth Holy
Spirit Hosp Proj                                      1,075,610                    1,075,610
Wilson, PA Area Sch Dist
(FGIC Insd)                                                          1,103,420     1,103,420
Wilson, PA Sch Dist Second Ser
(FSA Insd)                                            1,378,018                    1,378,018
Wilson, PA Sch Dist Second Ser
(FSA Insd)                             1,202,162                                   1,202,162
York Cnty, PA (AMBAC Insd)                                           1,195,601     1,195,601
York Cnty, PA Sch Technology
Auth Lease Rev (FGIC Insd)                            1,394,926                    1,394,926
York Cnty, PA Sch Technology
Auth Lease Rev (FGIC Insd)                                             566,205       566,205
York Cnty, PA Sch Technology
 Auth Lease Rev (FGIC Insd)                                          1,130,770     1,130,770
                                   ------------------------------------------------------------
                                     108,765,271    201,231,325    110,348,581   420,345,177
                                   ------------------------------------------------------------

GUAM    0.6%
Guam Intl Arpt Auth Gen Ser B
(MBIA Insd)                                                          1,757,226     1,757,226
                                   ------------------------------------------------------------

PUERTO RICO    1.8%
Puerto Rico Comwlth Hwy & Tran
Auth Hwy Rev Ser Y Rfdg
(FSA Insd)                                                           5,111,880     5,111,880
                                   ------------------------------------------------------------

U. S. VIRGIN ISLANDS    1.4%
Virgin Islands Pub Fin Auth Rev
Gross Rcpt Taxes Ln Nt Ser A
(ACA Insd)                             1,138,160                                   1,138,160
Virgin Islands Pub Fin Auth Rev
Gross Rcpts Taxes Nt Ser A                                           1,157,460     1,157,460
Virgin Islands Pub Fin Auth Rev
Gross Rcpts Taxes Nt Ser A                            1,737,525                    1,737,525
                                   ------------------------------------------------------------
                                       1,138,160      1,737,525      1,157,460     4,033,145
                                   ------------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS    149.5%

         VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST (VAP)-
             VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ)-
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)

    VAP         VPQ        VPV       PROFORMA
PAR AMOUNT  PAR AMOUNT  PAR AMOUNT  PAR AMOUNT
   (000)       (000)      (000)        (000)    DESCRIPTION                       COUPON     MATURITY
-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS    4.4%

     2,700         600       2,400       5,700  Delaware Cnty, PA Indl Dev Auth
                                                Dates United Parcel Svc Proj (c)  1.750      12/01/15
     4,700                   1,100       5,800  Delaware Cnty, PA Indl Dev Auth
                                                Pollutn Ctl Rev Exelon Rmkt (c)   1.970      04/01/05
                   520                     520  Lehigh Cnty, PA Gen Purp Auth
                                                Adj Hosp Lehigh Vy Hosp
                                                Ser A (c)                         1.820      07/01/28
       600                                 600  South Fork Muni Auth PA Hosp Rev
                                                Conemaugh Hlth Sys  Ser A d)
                                                (MBIA Insd) (c)                   1.820      07/01/28

TOTAL SHORT-TERM INVESTMENTS    4.4%

    (Cost $21,820,000)

TOTAL INVESTMENTS    153.9%
   (Cost $593,538,197)

LIABILITIES IN EXCESS OF OTHER ASSETS    (1.9%)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)    (52.0%)


NET ASSETS APPLICABLE TO COMMON SHARES    100.0%




                                                                         VAP            VPQ            VPV        PROFORMA
 DESCRIPTION                                                        MARKET VALUE   MARKET VALUE   MARKET VALUE  MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------
(Cost $571,718,197)                                                 109,903,431    202,968,850    118,375,147   431,247,428



 Delaware Cnty, PA Indl Dev Auth
 Dates United Parcel Svc Proj (c)                                     2,700,000        600,000      2,400,000     5,700,000
 Delaware Cnty, PA Indl Dev Auth
 Pollutn Ctl Rev Exelon Rmkt (c)                                      4,700,000                     1,100,000     5,800,000
 Lehigh Cnty, PA Gen Purp Auth
 Adj Hosp Lehigh Vy Hosp
 Ser A (c)                                                                             520,000                      520,000
 South Fork Muni Auth PA Hosp Rev
 Conemaugh Hlth Sys  Ser A d)
 (MBIA Insd) (c)                                                        600,000                                     600,000
                                                                  ------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS    4.4%                                  8,000,000      1,120,000      3,500,000    12,620,000
                                                                  ------------------------------------------------------------
    (Cost $21,820,000)

TOTAL INVESTMENTS    153.9%
   (Cost $593,538,197)                                              117,903,431    204,088,850    121,875,147    43,867,428

LIABILITIES IN EXCESS OF OTHER ASSETS    (1.9%)                      (3,160,996)       816,264     (3,081,105)   (5,425,837)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)    (52.0%)       (40,008,110)   (65,038,466)   (45,011,404) (150,057,980)
                                                                  ------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES    100.0%                   $ 74,734,325   $139,866,648   $ 73,782,638 $ 288,383,611
                                                                  ============================================================

Percentages are calculated as a percentage of net assets applicable to common shares.

 *     Zero Coupon Bond

(a) The Trust owns 100% of bond issuance.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) Security includes a put feature allowing the Trust to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Trust based on the most recent reset date.

ACA -- American Capital Access
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax
FGIC -- Financial Guaranty Insurance Co.
FHA -- Federal Housing Administration
FSA -- Financial Security Assurance Inc.
GNMA -- Government National Mortgage Association
LOC -- Letter of Credit
MBIA -- Municipal Bond Investors Assurance Corp.
Radian -- Radian Asset Assurance
XLCA -- XL Capital Assurance Inc.

            VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ) -
      VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)




   VPQ        VTP        VPV        PROFORMA
PAR AMOUNT PAR AMOUNT PAR AMOUNT   PAR AMOUNT
  (000)      (000)      (000)        (000)   DESCRIPTION                           COUPON         MATURITY
------------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS  149.5%
                                             PENNSYLVANIA  145.5%
 $ 2,000             $   1,000    $   3,000  Allegheny Cnty, PA Arpt Auth
                                             Pittsburgh Intl Arpt Rfdg (AMT)
                                             (FGIC Insd)                             5.750%   01/01/18
   1,000                              1,000  Allegheny Cnty, PA Higher Ed
                                             Bldg Carnegie Mellon Univ               5.125    03/01/32
   1,250                              1,250  Allegheny Cnty, PA Higher Ed
                                             Bldg Carnegie Mellon Univ               5.250    03/01/32
           $ 1,465                    1,465  Allegheny Cnty, PA Higher Ed
                                             Duquesne Univ Ser A (FGIC Insd)         5.000    03/01/17
             1,560                    1,560  Allegheny Cnty, PA Higher Ed
                                             Duquesne Univ Ser A
                                             (FGIC Insd) (a)                         5.000    03/01/18
                         1,360        1,360  Allegheny Cnty, PA Hosp Dev
                                             Auth Rev Hlth Sys Ser A
                                             (MBIA Insd)                             6.500    11/15/30
             3,000                    3,000  Allegheny Cnty, PA Port Auth
                                             Spl Rev Trans (FGIC Insd)               5.000    03/01/29
   2,000                 2,000        4,000  Allegheny Cnty, PA Port Auth
                                             Spl Rev Trans (Prerefunded @
                                             03/01/09) (MBIA Insd)                   6.000    03/01/24
   1,300                              1,300  Allegheny Cnty, PA Redev Auth
                                             Tax Increment Rev Robinson Mall
                                             Proj Ser A                              7.000    11/01/17
               730                      730  Allegheny Cnty, PA Residential
                                             Fin Auth Mtg Rev Single Family
                                             (AMT) (GNMA Collateralized)             7.100    05/01/24
               510                      510  Allegheny Cnty, PA Residential
                                             Fin Auth Mtg Rev Single Family
                                             Ser II-1 (AMT) (GNMA
                                             Collateralized)                         5.800    05/01/21
               930                      930  Allegheny Cnty, PA Residential
                                             Fin Auth Mtg Rev Single Family
                                             Ser II-2 (AMT) (GNMA
                                             Collateralized)                         5.800    11/01/20
   1,355       900         905        3,160  Allegheny Cnty, PA Residential
                                             Mtg Single Family Ser KK-2 (AMT)
                                             (GNMA Collateralized)                   5.750    05/01/33
                         1,525        1,525  Allegheny Cnty, PA Residential
                                             Mtg Single Family Ser MM (AMT)
                                             (GNMA Collateralized)                   5.200    05/01/33
             2,220                    2,220  Allegheny Cnty, PA San Auth Swr
                                             Rev (MBIA Insd)                         5.750    12/01/17
             2,900       1,000        3,900  Allegheny Cnty, PA San Auth Swr
                                             Rev (MBIA Insd)                         5.500    12/01/24
   3,000                              3,000  Allegheny Cnty, PA San Auth Swr
                                             (MBIA Insd)                             5.500    12/01/30
   2,575                              2,575  Allegheny Cnty, PA San Auth Swr
                                             Rev Ser A (FGIC Insd) (a)                 *      12/01/08
   2,380                              2,380  Allegheny Cnty, PA San Auth Swr
                                             Rev Ser A (FGIC Insd)                     *      06/01/09
   1,645                              1,645  Allegheny Cnty, PA San Auth Swr
                                             Rev Ser A (FGIC Insd) (a)                 *      12/01/09
             2,070                    2,070  Allegheny Cnty, PA Ser C 54
                                             (Prerefunded @ 11/01/12)
                                             (MBIA Insd)                             5.375    11/01/18
             3,250                    3,250  Allegheny Cnty, PA Ser C 54
                                             (Prerefunded @ 11/01/12)
                                             (MBIA Insd)                             5.375    11/01/19
                         2,600        2,600  Allentown, PA Area Hosp Auth
                                             Rev Sacred Heart Hosp of
                                             Allentown Ser A Rfdg                    6.750    11/15/14
   1,000     1,175       1,000        3,175  Ambridge, PA Area Sch Dist
                                             (MBIA Insd)                             5.500    11/01/31
                         1,695        1,695  Berks Cnty, PA Muni Auth
                                             Albright College Proj (a)               5.500    10/01/16
                         1,800        1,800  Berks Cnty, PA Muni Auth
                                             Albright College Proj (a)               5.500    10/01/17
   3,000     1,000       2,000        6,000  Berks Cnty, PA Muni Auth Hosp
                                             Rev Reading Hosp & Med Ctr Proj
                                             (Prerefunded @ 11/01/09)
                                             (FSA Insd)                              6.000    11/01/29
   1,000     1,460       1,000        3,460  Bethlehem, PA Auth Wtr Gtd
                                             (FSA Insd)                              5.000    11/15/19
             1,270                    1,270  Bucks Cnty, PA Auth Wtr & Swr
                                             Rev Swr Sys (AMBAC Insd) (a)            5.375    06/01/16
                         1,000        1,000  Canon McMillan Sch Dist PA
                                             Ser B (FGIC Insd)                       5.500    12/01/29
     870       870         870        2,610  Carbon Cnty, PA Indl Dev Auth
                                             Panther Creek Partn Proj Rfdg
                                             (AMT) (LOC: Paribas & Union
                                             Bk of CA Intl)                          6.650    05/01/10
   2,000     1,000       1,000        4,000  Central Dauphin, PA Sch Dist
                                             (FSA Insd)                              5.000    12/01/19
   1,000                              1,000  Chartiers Valley, PA Indl &
                                             Coml Dev Auth First Mtg Rev
                                             Asbury Hlth Cent Rfdg                   6.375    12/01/19
   1,000                              1,000  Chartiers Valley, PA Indl &
                                             Coml Dev Auth First Mtg Rev
                                             Asbury Hlth Cent Rfdg                   6.375    12/01/24
   1,000     1,555       1,000        3,555  Chester Cnty, PA Indl Dev Auth
                                             Rev Collegium Charter Sch Proj
                                             Ser A (ACA Insd)                        5.500    04/15/31
   1,500                              1,500  Crawford Cnty, PA Hosp Auth Sr
                                             Living Fac Rev Westbury Utd
                                             Methodist Cmnty                         6.250    08/15/29
                         1,000        1,000  Cumberland Cnty, PA Muni Auth
                                             Dickinson College Ser A
                                             (AMBAC Insd)                            5.500    11/01/30
   2,000                              2,000  Delaware Cnty, PA Auth College
                                             Cabrini College (Radian Insd)           5.750    07/01/23
   2,295                              2,295  Delaware Cnty, PA Auth College
                                             Neumann College Rfdg (a)                5.875    10/01/21
                         1,000        1,000  Delaware Cnty, PA Auth College
                                             Neumann College Rfdg                    6.000    10/01/31
   1,000                              1,000  Delaware Cnty, PA Auth First
                                             Mtg Rev Riddle Vlg Proj Rfdg            6.875    06/01/16
                         1,000        1,000  Delaware Cnty, PA Auth Hosp Rev
                                             Crozer Chester Med Ctr                  6.000    12/15/09
   1,000                              1,000  Delaware Cnty, PA Auth Rev
                                             White Horse Vlg Proj Ser A Rfdg         7.625    07/01/30
   1,750                              1,750  Delaware Cnty, PA Indl Dev Auth
                                             Rev Wtr Fac (AMT) (FGIC Insd)           6.000    06/01/29
   2,500                              2,500  Delaware Cnty, PA Indl Dev Auth
                                             Wtr Fac PA Suburban Wtr (AMT)
                                             (AMBAC Insd)                            5.350    10/01/31
   1,230                              1,230  Delaware Cnty, PA Regl Wtr Qual
                                             (MBIA Insd)                             5.250    05/01/19
   1,555                              1,555  Delaware Cnty, PA Regl Wtr Qual
                                             (MBIA Insd) (a)                         5.250    05/01/22
             1,480                    1,480  Delaware Cnty, PA Regl Wtr
                                             Quality Ctl Auth Swr Rev
                                             (MBIA Insd) (a)                         5.250    05/01/21
   2,500     2,500       1,500        6,500  Delaware Vly, PA Regl Fin Auth          5.750    07/01/17
   2,000                              2,000  Downingtown, PA Area Sch Dist
                                             (FSA Insd)                              5.250    04/01/15
             2,800                    2,800  Erie, PA Sch Dist (Prerefunded @
                                             09/01/10) (AMBAC Insd)                  5.800    09/01/29
                         1,010        1,010  Erie, PA Ser A (FSA Insd)               5.000    11/15/18
   3,420     4,440                    7,860  Falls Twp, PA Hosp Auth Hosp
                                             Rev DE Vly Med Rfdg (FHA Gtd)           7.000    08/01/22
             1,000                    1,000  Fayette Cnty, PA (Prerefunded @
                                             11/15/10) (AMBAC Insd)                  5.625    11/15/28
   2,000     1,500       1,000        4,500  Harrisburg, PA Auth Res Gtd Sub
                                             Ser D-2 (FSA Insd)                      5.000    12/01/33
   3,000     2,000       1,575        6,575  Harrisburg, PA Auth Wtr Rev
                                             Rfdg (FSA Insd)                         5.000    07/15/21
   1,000                              1,000  Harveys Lake Genl Muni Auth PA
                                             College Rev College Misericordia
                                             Proj (ACA Insd)                         6.000    05/01/19
             3,000                    3,000  Hempfield, PA Area Sch Dist
                                             (FGIC Insd)                             5.375    02/15/07
   2,925                              2,925  Hempfield, PA Area Sch Dist
                                             (FGIC Insd)                             5.375    02/15/17
   2,595                              2,595  Hempfield, PA Area Sch Dist
                                             (FGIC Insd)                             5.375    02/15/19
                         1,000        1,000  Jenkintown, PA Sch Dist Ser A
                                             (FGIC Insd) (b)                         5.000    05/15/28



                                                     VPQ           VTP           VPV           PROFORMA
  DESCRIPTION                                    MARKET VALUE  MARKET VALUE  MARKET VALUE    MARKET VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS  149.5%
PENNSYLVANIA  145.5%
Allegheny Cnty, PA Arpt Auth
Pittsburgh Intl Arpt Rfdg (AMT)
(FGIC Insd)                                      $ 2,154,960                  $ 1,077,480     $ 3,232,440
Allegheny Cnty, PA Higher Ed
Bldg Carnegie Mellon Univ                          1,046,090                                    1,046,090
Allegheny Cnty, PA Higher Ed
Bldg Carnegie Mellon Univ                          1,325,325                                    1,325,325
Allegheny Cnty, PA Higher Ed
Duquesne Univ Ser A (FGIC Insd)                                 $ 1,606,592                     1,606,592
Allegheny Cnty, PA Higher Ed
Duquesne Univ Ser A
(FGIC Insd) (a)                                                   1,706,999                     1,706,999
Allegheny Cnty, PA Hosp Dev
Auth Rev Hlth Sys Ser A
(MBIA Insd)                                                                     1,595,457       1,595,457
Allegheny Cnty, PA Port Auth
Spl Rev Trans (FGIC Insd)                                         3,118,590                     3,118,590
Allegheny Cnty, PA Port Auth
Spl Rev Trans (Prerefunded @
03/01/09) (MBIA Insd)                              2,266,020                    2,266,020       4,532,040
Allegheny Cnty, PA Redev Auth
Tax Increment Rev Robinson Mall
Proj Ser A                                         1,396,122                                    1,396,122
Allegheny Cnty, PA Residential
Fin Auth Mtg Rev Single Family
(AMT) (GNMA Collateralized)                                         730,978                       730,978
Allegheny Cnty, PA Residential
Fin Auth Mtg Rev Single Family
Ser II-1 (AMT) (GNMA
Collateralized)                                                     542,451                       542,451
Allegheny Cnty, PA Residential
Fin Auth Mtg Rev Single Family
Ser II-2 (AMT) (GNMA
Collateralized)                                                     992,087                       992,087
Allegheny Cnty, PA Residential
Mtg Single Family Ser KK-2
(AMT) (GNMA Collateralized)                        1,408,956        935,838       941,037       3,285,831
Allegheny Cnty, PA Residential
Mtg Single Family Ser MM (AMT)
(GNMA Collateralized)                                                           1,558,733       1,558,733
Allegheny Cnty, PA San Auth Swr
Rev (MBIA Insd)                                                   2,538,037                     2,538,037
Allegheny Cnty, PA San Auth Swr
Rev (MBIA Insd)                                                   3,253,597     1,121,930       4,375,527
Allegheny Cnty, PA San Auth Swr
(MBIA Insd)                                        3,331,740                                    3,331,740
Allegheny Cnty, PA San Auth Swr
Rev Ser A (FGIC Insd) (a)                          2,303,312                                    2,303,312
Allegheny Cnty, PA San Auth Swr
Rev Ser A (FGIC Insd)                              2,081,477                                    2,081,477
Allegheny Cnty, PA San Auth Swr
Rev Ser A (FGIC Insd) (a)                          1,411,476                                    1,411,476
Allegheny Cnty, PA Ser C 54
(Prerefunded @ 11/01/12)
(MBIA Insd)                                                       2,359,676                     2,359,676
Allegheny Cnty, PA Ser C 54
(Prerefunded @ 11/01/12)
(MBIA Insd)                                                       3,704,805                     3,704,805
Allentown, PA Area Hosp Auth
Rev Sacred Heart Hosp of
Allentown Ser A Rfdg                                                            2,629,536       2,629,536
Ambridge, PA Area Sch Dist
(MBIA Insd)                                        1,107,700      1,301,547     1,107,700       3,516,947
Berks Cnty, PA Muni Auth
Albright College Proj (a)                                                       1,841,804       1,841,804
Berks Cnty, PA Muni Auth
Albright College Proj (a)                                                       1,944,108       1,944,108
Berks Cnty, PA Muni Auth Hosp
Rev Reading Hosp & Med Ctr Proj
(Prerefunded @ 11/01/09)
(FSA Insd)                                         3,470,070      1,156,690     2,313,380       6,940,140
Bethlehem, PA Auth Wtr Gtd
(FSA Insd)                                         1,097,700      1,602,642     1,097,700       3,798,042
Bucks Cnty, PA Auth Wtr & Swr
Rev Swr Sys (AMBAC Insd) (a)                                      1,424,203                     1,424,203
Canon McMillan Sch Dist PA
Ser B (FGIC Insd)                                                               1,102,430       1,102,430
Carbon Cnty, PA Indl Dev Auth
Panther Creek Partn Proj Rfdg
(AMT) (LOC: Paribas & Union Bk
of CA Intl)                                          945,003        945,003       945,003       2,835,009
Central Dauphin, PA Sch Dist
(FSA Insd)                                         2,184,540      1,092,270     1,092,270       4,369,080
Chartiers Valley, PA Indl &
Coml Dev Auth First Mtg Rev
Asbury Hlth Cent Rfdg                              1,023,310                                    1,023,310
Chartiers Valley, PA Indl &
Coml Dev Auth First Mtg Rev
Asbury Hlth Cent Rfdg                              1,007,920                                    1,007,920
Chester Cnty, PA Indl Dev Auth
Rev Collegium Charter Sch Proj
Ser A (ACA Insd)                                   1,058,360      1,645,750     1,058,360       3,762,470
Crawford Cnty, PA Hosp Auth Sr
Living Fac Rev Westbury Utd
Methodist Cmnty                                    1,544,655                                    1,544,655
Cumberland Cnty, PA Muni Auth
Dickinson College Ser A
(AMBAC Insd)                                                                    1,101,100       1,101,100
Delaware Cnty, PA Auth College
Cabrini College (Radian Insd)                      2,160,080                                    2,160,080
Delaware Cnty, PA Auth College
Neumann College Rfdg (a)                           2,420,100                                    2,420,100
Delaware Cnty, PA Auth College
Neumann College Rfdg                                                            1,040,790       1,040,790
Delaware Cnty, PA Auth First
Mtg Rev Riddle Vlg Proj Rfdg                       1,009,220                                    1,009,220
Delaware Cnty, PA Auth Hosp Rev
Crozer Chester Med Ctr                                                          1,011,450       1,011,450
Delaware Cnty, PA Auth Rev
White Horse Vlg Proj Ser A Rfdg                    1,058,140                                    1,058,140
Delaware Cnty, PA Indl Dev Auth
Rev Wtr Fac (AMT) (FGIC Insd)                      1,941,467                                    1,941,467
Delaware Cnty, PA Indl Dev Auth
Wtr Fac PA Suburban Wtr (AMT)
(AMBAC Insd)                                       2,636,000                                    2,636,000
Delaware Cnty, PA Regl Wtr Qual
(MBIA Insd)                                        1,375,570                                    1,375,570
Delaware Cnty, PA Regl Wtr Qual
(MBIA Insd) (a)                                    1,724,899                                    1,724,899
Delaware Cnty, PA Regl Wtr
Quality Ctl Auth Swr Rev
(MBIA Insd) (a)                                                   1,646,574                     1,646,574
Delaware Vly, PA Regl Fin Auth                     2,915,425      2,915,425     1,749,255       7,580,105
Downingtown, PA Area Sch Dist
(FSA Insd)                                         2,211,200                                    2,211,200
Erie, PA Sch Dist (Prerefunded @
09/01/10) (AMBAC Insd)                                            3,199,420                     3,199,420
Erie, PA Ser A (FSA Insd)                                                       1,111,283       1,111,283
Falls Twp, PA Hosp Auth Hosp
Rev DE Vly Med Rfdg (FHA Gtd)                      3,554,748      4,614,936                     8,169,684
Fayette Cnty, PA (Prerefunded
@ 11/15/10) (AMBAC Insd)                                          1,137,640                     1,137,640
Harrisburg, PA Auth Res Gtd Sub
Ser D-2 (FSA Insd)                                 2,191,460      1,643,595     1,095,730       4,930,785
Harrisburg, PA Auth Wtr Rev
Rfdg (FSA Insd)                                    3,250,170      2,166,780     1,706,339       7,123,289
Harveys Lake Genl Muni Auth PA
College Rev College Misericordia
Proj (ACA Insd)                                    1,079,610                                    1,079,610
Hempfield, PA Area Sch Dist
(FGIC Insd)                                                       3,344,250                     3,344,250
Hempfield, PA Area Sch Dist
(FGIC Insd)                                        3,260,644                                    3,260,644
Hempfield, PA Area Sch Dist
(FGIC Insd)                                        2,892,776                                    2,892,776
Jenkintown, PA Sch Dist Ser A
(FGIC Insd) (b)                                                                 1,044,290       1,044,290


            VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ) -
      VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)




   VPQ        VTP        VPV       PROFORMA
PAR AMOUNT PAR AMOUNT PAR AMOUNT  PAR AMOUNT
  (000)      (000)      (000)       (000)    DESCRIPTION                           COUPON         MATURITY
------------------------------------------------------------------------------------------------------------
   1,000                              1,000  Kennett, PA Cons Sch
                                             Dist Ser A (FGIC Insd)                  5.250    02/15/19
                         2,000        2,000  Lehigh Cnty, PA Gen
                                             Purp Auth Cedar Crest
                                             College Rfdg                            6.700    04/01/26
             2,000                    2,000  Lehigh Cnty, PA Gen
                                             Purp Auth Rev Good
                                             Shepherd Grp Ser A                      5.500    11/01/24
   1,000                              1,000  Lehigh Cnty, PA Gen
                                             Purp Auth Good
                                             Shepherd Grp Ser A                      5.625    11/01/34
   1,750                              1,750  Lehigh Cnty, PA Gen
                                             Purp Auth Rev Hosp
                                             Saint Lukes Bethlehem                   5.375    08/15/33
             1,500                    1,500  Lehigh Northampton,
                                             PA Arpt Ser A (AMT)
                                             (MBIA Insd)                             6.000    05/15/25
             2,700                    2,700  Lehigh Northampton,
                                             PA Arpt Ser A (AMT)
                                             (MBIA Insd)                             6.000    05/15/30
   2,310                              2,310  Luzerne Cnty, PA Ser A
                                             (MBIA Insd) (a)                         5.250    11/15/17
             2,050                    2,050  Luzerne Cnty, PA Ser A
                                             (MBIA Insd)                             5.250    11/15/19
   4,000     3,290       1,000        8,290  Luzerne Cnty, PA Ser A
                                             (MBIA Insd)                             5.250    11/15/25
   3,000     2,650                    5,650  Lycoming Cnty, PA Auth
                                             College Rev PA College
                                             of Technology
                                             (AMBAC Insd)                            5.350    07/01/26
                         5,000        5,000  Lycoming Cnty, PA Auth
                                             College Rev PA College
                                             of Technology
                                             (AMBAC Insd)                            5.375    07/01/30
                         1,000        1,000  Mercer Cnty, PA
                                             (FGIC Insd)                             5.500    10/01/15
   2,500                              2,500  Mercer Cnty, PA
                                             Indl Dev Auth Wtr
                                             Facs Philadelphia Sub
                                             Corp (AMT) (MBIA Insd)                  6.000    07/01/30
                         1,000        1,000  Mifflin Cnty, PA Hosp
                                             Auth (Radian Insd)                      6.200    07/01/25
             2,500                    2,500  Mifflin Cnty, PA Hosp
                                             Auth Rev (Radian Insd)                  6.200    07/01/30
   1,000                 1,000        2,000  Monroe Cnty, PA Hosp
                                             Auth Rev Hosp Pocono
                                             Med Ctr                                 6.000    01/01/43
                         1,150        1,150  Monroeville, PA Muni
                                             Auth San Swr Rev Ser B
                                             (MBIA Insd) (a)                         5.250    12/01/17
             1,280                    1,280  Monroeville, PA Muni
                                             Auth San Swr Rev Ser B
                                             (MBIA Insd) (a)                         5.250    12/01/19
   2,000     2,000       1,000        5,000  Montgomery Cnty, PA
                                             Higher Ed & Hlth Auth
                                             Hosp Rev Abington Mem
                                             Hosp Ser A                              5.125    06/01/32
   1,000     1,000         900        2,900  Montgomery Cnty, PA
                                             Indl Dev Auth Rev Res
                                             Rec Montenay Proj
                                             Ser A (MBIA Insd)                       5.250    11/01/14
   2,345                              2,345  Moon Indl Dev Auth PA
                                             Ed Fac Rev Ellis
                                             Sch Proj                                5.800    03/01/25
             1,500                    1,500  Mount Lebanon, PA Hosp
                                             Auth Saint Clair Mem
                                             Hosp Ser A                              5.625    07/01/32
             1,000                    1,000  Northeastern PA Hosp
                                             & Ed Auth College Rev
                                             Gtd Luzerne Cnty Cmnty
                                             College (Prerefunded
                                             @ 02/15/05)
                                             (AMBAC Insd)                            6.625    08/15/15
                         1,225        1,225  Northampton Twp, PA
                                             (FGIC Insd) (a)                         5.375    05/15/15
   1,000                              1,000  Pennsylvania Econ Dev
                                             Fin Auth Res Recovery
                                             Rev Colver Proj
                                             Ser D (AMT)                             7.150    12/01/18
             2,000                    2,000  Pennsylvania Econ Dev
                                             Fin Auth Res Recovery
                                             Rev Colver Proj
                                             Ser D (AMT)                             7.050    12/01/10
             1,450                    1,450  Pennsylvania Econ Dev
                                             Fin York Wtr Co Proj
                                             Ser A (AMT) (XLCA Insd)                 5.000    04/01/16
   2,500     2,500                    5,000  Pennsylvania Hsg Fin
                                             Agy Single Family Mtg
                                             Rev Ser 70A (AMT)                       5.900    04/01/31
   2,000     2,150                    4,150  Pennsylvania Hsg Fin
                                             Agy Single Family Mtg
                                             Ser 61A (AMT)                           5.500    04/01/29
   2,395                              2,395  Pennsylvania Hsg Fin
                                             Agy Single Family Mtg
                                             Ser 66A (AMT)                           5.650    04/01/29
   1,260     1,255                    2,515  Pennsylvania Hsg Fin
                                             Agy Single Family Mtg
                                             Ser 67A (AMT)                           5.900    10/01/30
                         1,500        1,500  Pennsylvania Intergvtl
                                             Coop Auth Spl Tax Rev
                                             Philadelphia Fdg Pgm
                                             Rfdg (FGIC Insd)                        5.500    06/15/20
             1,000                    1,000  Pennsylvania St Higher
                                             Ed Clarion Univ Fndtn
                                             Inc Ser A (XLCA Insd)                   5.000    07/01/28
   3,000                              3,000  Pennsylvania St Higher
                                             Ed Fac Auth Rev
                                             Drexel Univ (a)                         5.500    05/01/16
   1,500                              1,500  Pennsylvania St Higher
                                             Ed Fac Auth Rev Drexel
                                             Univ (Prerefunded @
                                             05/01/09)                               6.000    05/01/24
   1,750                              1,750  Pennsylvania St Higher
                                             Ed Fac Auth Rev Drexel
                                             Univ (Prerefunded @
                                             05/01/09)                               6.000    05/01/29
             1,000       1,000        2,000  Pennsylvania St Higher
                                             Ed Fac Auth Rev Drexel
                                             Univ                                    5.500    05/01/17
   2,000     1,500       1,000        4,500  Pennsylvania St Higher
                                             Ed Fac Auth Rev La Salle
                                             Univ                                    5.500    05/01/34
             1,300                    1,300  Pennsylvania St Higher
                                             Ed Fac Auth Rev
                                             Lycoming Clg Assn
                                             Indpt (Radian Insd)                     5.250    11/01/19
   1,170     1,000       1,000        3,170  Pennsylvania St Higher
                                             Ed Fac Auth Rev Thomas
                                             Jefferson Univ                          5.375    01/01/25
   1,500     1,500       1,500        4,500  Pennsylvania St Higher
                                             Ed Fac Auth Rev Univ
                                             Sciences Philadelphia
                                             Ser A (XLCA Insd) (b)                   5.000    11/01/36
   1,000                 1,000        2,000  Pennsylvania St Higher
                                             Ed Fac Messiah College
                                             Ser AA3 (Radian Insd)                   5.500    11/01/22
                         1,645        1,645  Pennsylvania St Higher
                                             Ed Fac Philadelphia
                                             College Osteopathic
                                             Med (a)                                 5.000    12/01/17
                         1,725        1,725  Pennsylvania St Higher
                                             Ed Fac Philadelphia
                                             College Osteopathic
                                             Med (a)                                 5.000    12/01/18
   1,000     1,000                    2,000  Pennsylvania St Higher
                                             Ed Fac Auth Rev UPMC
                                             Hlth Sys Ser A                          6.250    01/15/18
   3,600     3,000                    6,600  Pennsylvania St Higher
                                             Ed Fac Auth Rev UPMC
                                             Hlth Sys Ser A
                                             (FSA Insd)                              5.000    08/01/29
             1,000                    1,000  Pennsylvania St Higher
                                             Ed Geneva College Proj                  6.125    04/01/22
                         1,000        1,000  Pennsylvania St Higher
                                             Ed UPMC Hlth Sys Ser A                  6.250    01/15/17
   3,000     1,000       2,000        6,000  Pennsylvania St Higher
                                             Ed UPMC Hlth Sys Ser A                  6.000    01/15/31
             1,165       1,000        2,165  Pennsylvania St Indl
                                             Dev Auth Econ Dev
                                             (AMBAC Insd)                            5.500    07/01/14
             2,000                    2,000  Pennsylvania St Second
                                             Ser (MBIA Insd)
                                             (Prerefunded @ 10/01/09)                5.750    10/01/17
   1,200                              1,200  Pennsylvania St Tpk
                                             Commn Tpk Rev Ser A
                                             (AMBAC Insd)                            5.250    12/01/21
             3,015       3,015        6,030  Pennsylvania St Tpk
                                             Commn Ser T Rfdg
                                             (FGIC Insd)                             5.500    12/01/10
   4,505                              4,505  Pennsylvania St Tpk
                                             Commn Tpk Rev Ser T
                                             Rfdg (FGIC Insd)                        5.500    12/01/13
   2,000                              2,000  Pennsylvania St Univ                    5.000    09/01/29
   1,000     1,500       1,500        4,000  Pennsylvania St Univ                    5.000    09/01/35
   1,390                              1,390  Pennsylvania St Univ
                                             Rfdg                                    5.250    08/15/14
             1,500                    1,500  Pennsylvania St Univ
                                             Rfdg                                    5.250    03/01/17
             1,550                    1,550  Perkiomen Vly Sch Dist
                                             PA Ser A (FSA Insd)                     5.250    03/01/28
             3,000                    3,000  Philadelphia, PA
                                             (FSA Insd)                              5.000    03/15/28
   1,500                              1,500  Philadelphia, PA
                                             (FSA Insd)                              5.250    09/15/25
   5,000     6,160                   11,160  Philadelphia, PA
                                             Auth for Indl
                                             Ser B (FSA Insd)                        5.500    10/1/017



                                                     VPQ           VTP           VPV           PROFORMA
  DESCRIPTION                                    MARKET VALUE  MARKET VALUE  MARKET VALUE    MARKET VALUE
-------------------------------------------------------------------------------------------------------------
Kennett, PA Cons Sch
Dist Ser A (FGIC Insd)                            1,109,700                                    1,109,700
Lehigh Cnty, PA Gen
Purp Auth Cedar Crest
College Rfdg                                                                   2,092,460       2,092,460
Lehigh Cnty, PA Gen
Purp Auth Rev Good
Shepherd Grp Ser A                                               2,088,340                     2,088,340
Lehigh Cnty, PA Gen
Purp Auth Good
Shepherd Grp Ser A                                1,042,270                                    1,042,270
Lehigh Cnty, PA Gen
Purp Auth Rev Hosp
Saint Lukes Bethlehem                             1,795,115                                    1,795,115
Lehigh Northampton,
PA Arpt Ser A (AMT)
(MBIA Insd)                                                      1,669,965                     1,669,965
Lehigh Northampton,
PA Arpt Ser A (AMT)
(MBIA Insd)                                                      3,005,937                     3,005,937
Luzerne Cnty, PA Ser A
(MBIA Insd) (a)                                   2,582,695                                    2,582,695
Luzerne Cnty, PA Ser A
(MBIA Insd)                                                      2,283,434                     2,283,434
Luzerne Cnty, PA Ser A
(MBIA Insd)                                       4,396,400      3,616,039     1,099,100       9,111,539
Lycoming Cnty, PA Auth
College Rev PA College
of Technology
(AMBAC Insd)                                      3,316,140      2,929,257                     6,245,397
Lycoming Cnty, PA Auth
College Rev PA College
of Technology
(AMBAC Insd)                                                                   5,471,500       5,471,500
Mercer Cnty, PA
(FGIC Insd)                                                                    1,131,920       1,131,920
Mercer Cnty, PA
Indl Dev Auth Wtr
Facs Philadelphia Sub
Corp (AMT) (MBIA Insd)                            2,794,750                                    2,794,750
Mifflin Cnty, PA Hosp
Auth (Radian Insd)                                                             1,129,250       1,129,250
Mifflin Cnty, PA Hosp
Auth Rev (Radian Insd)                                           2,823,125                     2,823,125
Monroe Cnty, PA Hosp
Auth Rev Hosp Pocono
Med Ctr                                           1,061,210                    1,061,210       2,122,420
Monroeville, PA Muni
Auth San Swr Rev Ser B
(MBIA Insd) (a)                                                                1,283,446       1,283,446
Monroeville, PA Muni
Auth San Swr Rev Ser B
(MBIA Insd) (a)                                                  1,423,078                     1,423,078
Montgomery Cnty, PA
Higher Ed & Hlth Auth
Hosp Rev Abington Mem
Hosp Ser A                                        2,038,720      2,038,720     1,019,360       5,096,800
Montgomery Cnty, PA
Indl Dev Auth Rev Res
Rec Montenay Proj
Ser A (MBIA Insd)                                 1,134,780      1,134,780     1,021,302       3,290,862
Moon Indl Dev Auth PA
Ed Fac Rev Ellis
Sch Proj                                          2,517,287                                    2,517,287
Mount Lebanon, PA Hosp
Auth Saint Clair Mem
Hosp Ser A                                                       1,565,925                     1,565,925
Northeastern PA Hosp
& Ed Auth College Rev
Gtd Luzerne Cnty Cmnty
College (Prerefunded
@ 02/15/05)
(AMBAC Insd)                                                     1,001,800                     1,001,800
Northampton Twp, PA
(FGIC Insd) (a)                                                                1,365,287       1,365,287
Pennsylvania Econ Dev
Fin Auth Res Recovery
Rev Colver Proj
Ser D (AMT)                                       1,023,470                                    1,023,470
Pennsylvania Econ Dev
Fin Auth Res Recovery
Rev Colver Proj
Ser D (AMT)                                                      2,046,180                     2,046,180
Pennsylvania Econ Dev
Fin York Wtr Co Proj
Ser A (AMT) (XLCA Insd)                                          1,553,951                     1,553,951
Pennsylvania Hsg Fin
Agy Single Family Mtg
Rev Ser 70A (AMT)                                 2,598,000      2,598,000                     5,196,000
Pennsylvania Hsg Fin
Agy Single Family Mtg
Ser 61A (AMT)                                     2,051,380      2,205,234                     4,256,614
Pennsylvania Hsg Fin
Agy Single Family Mtg
Ser 66A (AMT)                                     2,459,042                                    2,459,042
Pennsylvania Hsg Fin
Agy Single Family Mtg
Ser 67A (AMT)                                     1,300,307      1,295,147                     2,595,454
Pennsylvania Intergvtl
Coop Auth Spl Tax Rev
Philadelphia Fdg Pgm
Rfdg (FGIC Insd)                                                               1,556,820       1,556,820
Pennsylvania St Higher
Ed Clarion Univ Fndtn
Inc Ser A (XLCA Insd)                                            1,045,010                     1,045,010
Pennsylvania St Higher
Ed Fac Auth Rev
Drexel Univ (a)                                   3,356,490                                    3,356,490
Pennsylvania St Higher
Ed Fac Auth Rev Drexel
Univ (Prerefunded @
05/01/09)                                         1,639,860                                    1,639,860
Pennsylvania St Higher
Ed Fac Auth Rev Drexel
Univ (Prerefunded @
05/01/09)                                         1,917,510                                    1,917,510
Pennsylvania St Higher
Ed Fac Auth Rev Drexel
Univ                                                             1,116,690     1,116,690       2,233,380
Pennsylvania St Higher
Ed Fac Auth Rev La Sall
Univ                                              2,086,260      1,564,695     1,043,130       4,694,085
Pennsylvania St Higher
Ed Fac Auth Rev
Lycoming Clg Assn
Indpt (Radian Insd)                                              1,419,080                     1,419,080
Pennsylvania St Higher
Ed Fac Auth Rev Thomas
Jefferson Univ                                    1,918,698      1,084,010     1,084,010       4,086,718
Pennsylvania St Higher
Ed Fac Auth Rev Univ
Sciences Philadelphia
Ser A (XLCA Insd) (b)                             1,560,690      1,560,690     1,560,690       4,682,070
Pennsylvania St Higher
Ed Fac Messiah College
Ser AA3 (Radian Insd)                             1,095,070                    1,095,070       2,190,140
Pennsylvania St Higher
Ed Fac Philadelphia
College Osteopathic
Med (a)                                                                        1,774,659       1,774,659
Pennsylvania St Higher
Ed Fac Philadelphia
College Osteopathic
Med (a)                                                                        1,852,615       1,852,615
Pennsylvania St Higher
Ed Fac Auth Rev UPMC
Hlth Sys Ser A                                    1,142,340      1,142,340                     2,284,680
Pennsylvania St Higher
Ed Fac Auth Rev UPMC
Hlth Sys Ser A
(FSA Insd)                                        3,725,100      3,104,250                     6,829,350
Pennsylvania St Higher
Ed Geneva College Proj                                           1,064,820                     1,064,820
Pennsylvania St Higher
Ed UPMC Hlth Sys Ser A                                                         1,144,640       1,144,640
Pennsylvania St Higher
Ed UPMC Hlth Sys Ser A                            3,334,770      1,111,590     2,223,180       6,669,540
Pennsylvania St Indl
Dev Auth Econ Dev
(AMBAC Insd)                                                     1,318,897     1,132,100       2,450,997
Pennsylvania St Second
Ser (MBIA Insd)
(Prerefunded @ 10/01/09                                          2,270,620                     2,270,620
Pennsylvania St Tpk
Commn Tpk Rev Ser A
(AMBAC Insd)                                      1,344,216                                    1,344,216
Pennsylvania St Tpk
Commn Ser T Rfdg
(FGIC Insd)                                                      3,415,995     3,415,995       6,831,990
Pennsylvania St Tpk
Commn Tpk Rev Ser T
Rfdg (FGIC Insd)                                  5,214,718                                    5,214,718
Pennsylvania St Univ                              2,110,120                                    2,110,120
Pennsylvania St Univ                              1,049,860      1,574,790     1,574,790       4,199,440
Pennsylvania St Univ
Rfdg                                              1,583,391                                    1,583,391
Pennsylvania St Univ
Rfdg                                                             1,669,755                     1,669,755
Perkiomen Vly Sch Dist
PA Ser A (FSA Insd)                                              1,679,704                     1,679,704
Philadelphia, PA
(FSA Insd)                                                       3,100,710                     3,100,710
Philadelphia, PA
(FSA Insd)                                        1,636,905                                    1,636,905
Philadelphia, PA
Auth for Indl
Ser B (FSA Insd)                                  5,637,700      6,945,646                    12,583,346

            VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ) -
      VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)




   VPQ        VTP        VPV        PROFORMA
PAR AMOUNT PAR AMOUNT PAR AMOUNT   PAR AMOUNT
  (000)      (000)      (000)        (000)   DESCRIPTION                           COUPON         MATURITY
------------------------------------------------------------------------------------------------------------
   2,000     2,000                    4,000  Philadelphia, PA Auth
                                             for Indl Ser B
                                             (FSA Insd)                              5.125    10/01/26
   1,000     1,000       1,000        3,000  Philadelphia, PA Auth
                                             Indl Dev Amern College
                                             Of Physicians                           5.500    06/15/27
   2,250                              2,250  Philadelphia, PA Auth
                                             Indl Dev Philadelphia
                                             Arpt Sys Proj Ser A
                                             (AMT) (FGIC Insd)                       5.125    07/01/19
   2,000                 1,500        3,500  Philadelphia, PA Gas
                                             Wks Rev 1975 Gen
                                             Ordinance 17th Ser
                                             (FSA Insd)                              5.375    07/01/19
             1,700                    1,700  Philadelphia, PA Gas
                                             Wks Rev 18th Ser
                                             (AGC Insd)                              5.250    08/01/21
   3,250     1,750                    5,000  Philadelphia, PA Gas
                                             Wks Rev Second Ser
                                             (FSA Insd)                              5.250    07/01/29
             1,500                    1,500  Philadelphia, PA Gas
                                             Wks Rev Third Ser S
                                             (FSA Insd)                              5.125    08/01/31
                         1,000        1,000  Philadelphia, PA Hosp
                                             & Higher Ed Fac Auth
                                             Hosp Rev PA Hosp Rfdg
                                             (Escrowed to Maturity)                  6.250    07/01/06
   1,000                              1,000  Philadelphia, PA Hosp
                                             & Higher Ed Fac Auth
                                             Rev Chestnut Hill
                                             College                                 6.000    10/01/29
                         1,455        1,455  Philadelphia, PA Hosp
                                             & Higher Ed Fac Auth
                                             Rev Cmnty College
                                             Ser B Rfdg
                                             (MBIA Insd) (a)                         6.500    05/01/09
             1,645                    1,645  Philadelphia, PA Pkg
                                             Auth Rev Ser A
                                             (AMBAC Insd)                            5.250    02/15/29
   4,675                              4,675  Philadelphia, PA Redev
                                             Auth Rev Neighborhood
                                             Trans Ser A (FGIC Insd)                 5.250    04/15/12
   1,905                              1,905  Philadelphia, PA Redev
                                             Auth Rev Neighborhood
                                             Trans Ser A (FGIC Insd)                 5.500    04/15/16
   1,250                              1,250  Philadelphia, PA Sch
                                             Dist Ser A
                                             (Prerefunded @ 02/01/11)
                                             (FSA Insd)                              5.750    02/01/13
                         2,000        2,000  Philadelphia, PA Sch
                                             Dist Ser B
                                             (Prerefunded @ 09/01/05)
                                             (AMBAC Insd)                            5.500    09/01/18
                         3,675        3,675  Philadelphia, PA Wtr
                                             & Wastewtr Rev Rfdg
                                             (AMBAC Insd)                            5.500    06/15/07
   3,000                              3,000  Philadelphia, PA Wtr
                                             & Wastewtr Rev Rfdg
                                             (MBIA Insd)                             5.625    06/15/08
               500                      500  Pittsburgh & Allegheny
                                             Cnty, PA Pub Aud Hotel
                                             Room (AMBAC Insd)                       5.125    02/01/35
   4,000     2,500       4,500       11,000  Pittsburgh & Allegheny
                                             Cnty, PA Pub Aud Regl
                                             Asset Dist Sales Tax
                                             (AMBAC Insd)                            5.000    02/01/24
             4,990                    4,990  Pittsburgh & Allegheny
                                             Cnty, PA Pub Aud Regl
                                             Asset Dist Sales Tax
                                             (AMBAC Insd)                            5.000    02/01/29
             1,000                    1,000  Pittsburgh, PA Pub Pkg
                                             Auth Rev Ser B
                                             (FGIC Insd) (b)                         5.000    12/01/23
   2,500     5,000                    7,500  Pittsburgh, PA Ser A
                                             (AMBAC Insd)                            5.500    09/01/17
   3,000                              3,000  Pittsburgh, PA Ser A
                                             (Prerefunded @ 09/01/09)
                                             (FGIC Insd)                             5.750    09/01/22
   1,000                              1,000  Pittsburgh, PA Urban
                                             Redev Auth Cent Triangle
                                             Tax Increment Ser A                     6.100    05/01/19
               500       1,000        1,500  Pittsburgh, PA Urban
                                             Redev Auth Mtg Rev
                                             Ser C Rfdg (AMT)                        6.500    10/01/23
                         1,570        1,570  Pittsburgh, PA Urban
                                             Redev Auth Mtg Rev
                                             Ser C Rfdg (AMT)
                                             (GNMA Collateralized)                   5.700    04/01/30
             3,700                    3,700  Pittsburgh, PA Wtr &
                                             Swr Rfdg (FGIC Insd)                    6.500    09/01/13
                         1,765        1,765  Quaker Valley, PA Sch
                                             Dist (FSA Insd) (a)                     5.375    04/01/20
   1,860                              1,860  Quaker Valley, PA Sch
                                             Dist (FSA Insd) (a)                     5.375    04/01/21
             1,960                    1,960  Quaker Valley, PA Sch
                                             Dist (FSA Insd) (a)                     5.375    04/01/22
                         1,375        1,375  Red Lion, PA Area Sch
                                             Dist Ser A
                                             (FSA Insd) (a) (b)                      5.000    02/01/20
             2,000                    2,000  Rostraver Twp, PA
                                             (AMBAC Insd)                            5.500    07/01/24
             1,050                    1,050  Scranton, PA Ser B
                                             (AMBAC Insd) (a)                        5.000    09/01/17
   1,000     2,000       1,000        4,000  Southcentral, PA Gen
                                             Auth Rev Wellspan Hlth
                                             Oblig (MBIA Insd)                       5.375    05/15/28
                         1,000        1,000  State Pub Sch Bldg Auth
                                             PA Delaware Cnty College
                                             Proj (MBIA Insd)                        5.750    10/01/16
   1,075                              1,075  State Pub Sch Bldg Auth
                                             PA North Hampton Cnty
                                             Ser A Rfdg (AMBAC Insd)                 5.000    03/01/20
                           360          360  State Pub Sch Bldg Auth
                                             PA Sch Conneaut Sch Dist
                                             Proj (FGIC Insd)                        5.250    11/01/19
                           640          640  State Pub Sch Bldg Auth
                                             PA Sch Conneaut Sch Dist
                                             Proj (FGIC Insd)
                                             (Prerefunded @ 11/01/13)                5.250    11/01/19
             2,120                    2,120  State Pub Sch Bldg Auth
                                             PA Sch Conneaut Sch Dist
                                             Proj (FGIC Insd) (a)                    5.250    11/01/20
   1,000                              1,000  State Pub Sch Bldg Auth
                                             PA Sch Conneaut Sch Dist
                                             Proj (FGIC Insd)                        5.250    11/01/22
                         2,480        2,480  State Pub Sch Bldg Auth
                                             PA Sch Conneaut Sch Dist
                                             Proj (FGIC Insd) (a)                    5.250    11/01/23
             2,360                    2,360  State Pub Sch Bldg Auth
                                             PA Sch Rev Jefferson Cnty
                                             Dubois Tech Sch
                                             (FGIC Insd) (a)                         5.375    02/01/23
             1,140       1,000        2,140  Susquehanna Area Regl
                                             Arpt Auth PA Ser A
                                             (AMT) (AMBAC Insd)                      5.375    01/01/21
   2,545                              2,545  Susquehanna Area Regl
                                             Arpt Auth Ser A
                                             (AMT) (AMBAC Insd) (a)                  5.500    01/01/18
             5,205                    5,205  Susquehanna Area Regl
                                             Arpt Auth PA Arpt Sys
                                             Rev Ser A (AMT)
                                             (AMBAC Insd)                            5.375    01/01/23
   1,500     1,500       1,000        4,000  Susquehanna Area Regl
                                             Arpt Auth PA Ser D                      5.375    01/01/18
             1,950                    1,950  Swarthmore Boro Auth
                                             PA College                              5.250    09/15/18
             1,000                    1,000  Trinity Area Sch Dist
                                             PA (FGIC Insd)                          5.250    11/01/20
   1,000                              1,000  Union Cnty, PA Higher
                                             Ed Fac Auth Bucknell
                                             Univ Ser A                              5.250    04/01/19
                         1,000        1,000  Union Cnty, PA Higher
                                             Edl Bucknell Univ Ser A                 5.250    04/01/21
                           500          500  Union Cnty, PA Higher
                                             Edl Bucknell Univ Ser A                 5.250    04/01/22
             2,300                    2,300  Union Cnty, PA Hosp
                                             Auth Hosp Rev
                                             Evangelical Cmnty Hosp
                                             (Radian Insd)                           5.250    08/01/24
   2,155                              2,155  Uniontown Area, PA Sch
                                             Dist Ser A (Prerefunded
                                             @ 10/01/12) (FSA Insd)                  5.500    10/01/27
   3,000                              3,000  Uniontown Area, PA Sch
                                             Dist Ser A
                                             (Prerefunded @ 10/01/12)
                                             (FSA Insd)                              5.500    10/01/30
     720                   720        1,440  Washington Cnty, PA
                                             Auth Rev Cap Fdg Proj
                                             & Equip Pgm (AMBAC Insd)                6.150    12/01/29
   2,500     2,000       1,350        5,850  Washington Cnty, PA
                                             Ser A (AMBAC Insd)                      5.125    09/01/27
                         1,000        1,000  Wayne Highlands, PA
                                             Sch Dist (FSA Insd)                     5.375    04/01/14
   1,000     2,000                    3,000  West Shore, PA Area
                                             Hosp Auth Holy Spirit
                                             Hosp Proj                               6.250    01/01/32
                         1,000        1,000  Wilson, PA Area Sch
                                             Dist (FGIC Insd)                        5.125    03/15/16
   1,230                              1,230  Wilson, PA Sch Dist
                                             Second Ser (FSA Insd)                   5.375    05/15/15
                         1,100        1,100  York Cnty, PA
                                             (AMBAC Insd)                            5.000    06/01/19
   1,240                              1,240  York Cnty, PA Sch
                                             Technology Auth Lease
                                             Rev (FGIC Insd)                         5.375    02/15/18
                           500          500  York Cnty, PA Sch
                                             Technology Auth Lease Rev
                                             (FGIC Insd)                             5.500    02/15/22



                                                     VPQ           VTP           VPV           PROFORMA
  DESCRIPTION                                    MARKET VALUE  MARKET VALUE  MARKET VALUE    MARKET VALUE
-------------------------------------------------------------------------------------------------------------
Philadelphia, PA Auth
for Indl Ser B
(FSA Insd)                                        2,145,300      2,145,300                     4,290,600
Philadelphia, PA Auth
Indl Dev Amern College
Of Physicians                                     1,054,020      1,054,020     1,054,020       3,162,060
Philadelphia, PA Auth
Indl Dev Philadelphia
Arpt Sys Proj Ser A
(AMT) (FGIC Insd)                                 2,397,938                                    2,397,938
Philadelphia, PA Gas
Wks Rev 1975 Gen
Ordinance 17th Ser
(FSA Insd)                                        2,227,320                    1,670,490       3,897,810
Philadelphia, PA Gas
Wks Rev 18th Ser
(AGC Insd)                                                       1,860,259                     1,860,259
Philadelphia, PA Gas
Wks Rev Second Ser
(FSA Insd)                                        3,487,933      1,878,118                     5,366,051
Philadelphia, PA Gas
Wks Rev Third Ser S
(FSA Insd)                                                       1,564,260                     1,564,260
Philadelphia, PA Hosp
& Higher Ed Fac Auth
Hosp Rev PA Hosp Rfdg
(Escrowed to Maturity)                                                         1,050,920       1,050,920
Philadelphia, PA Hosp
& Higher Ed Fac Auth
Rev Chestnut Hill
College                                           1,017,180                                    1,017,180
Philadelphia, PA Hosp
& Higher Ed Fac Auth
Rev Cmnty College
Ser B Rfdg
(MBIA Insd) (a)                                                                 1,661,188       1,661,188
Philadelphia, PA Pkg
Auth Rev Ser A
(AMBAC Insd)                                                      1,748,717                     1,748,717
Philadelphia, PA Redev
Auth Rev Neighborhood
Trans Ser A (FGIC Insd)                            5,255,168                                    5,255,168
Philadelphia, PA Redev
Auth Rev Neighborhood
Trans Ser A (FGIC Insd)                            2,140,534                                    2,140,534
Philadelphia, PA Sch
Dist Ser A
(Prerefunded @ 02/01/11)
(FSA Insd)                                         1,431,200                                    1,431,200
Philadelphia, PA Sch
Dist Ser B
(Prerefunded @ 09/01/05)
(AMBAC Insd)                                                                    2,059,160       2,059,160
Philadelphia, PA Wtr
& Wastewtr Rev Rfdg
(AMBAC Insd)                                                                    3,926,407       3,926,407
Philadelphia, PA Wtr
& Wastewtr Rev Rfdg
(MBIA Insd)                                        3,282,960                                    3,282,960
Pittsburgh & Allegheny
Cnty, PA Pub Aud Hotel
Room (AMBAC Insd)                                                   525,345                       525,345
Pittsburgh & Allegheny
Cnty, PA Pub Aud Regl
Asset Dist Sales Tax
(AMBAC Insd)                                       4,278,240      2,673,900     4,813,020      11,765,160
Pittsburgh & Allegheny
Cnty, PA Pub Aud Regl
Asset Dist Sales Tax
(AMBAC Insd)                                                      5,201,676                     5,201,676
Pittsburgh, PA Pub Pkg
Auth Rev Ser B
(FGIC Insd) (b)                                                   1,077,580                     1,077,580
Pittsburgh, PA Ser A
(AMBAC Insd)                                       2,760,050      5,520,100                     8,280,150
Pittsburgh, PA Ser A
(Prerefunded @ 09/01/09)
(FGIC Insd)                                        3,327,000                                    3,327,000
Pittsburgh, PA Urban
Redev Auth Cent Triangle
Tax Increment Ser A                                1,083,210                                    1,083,210
Pittsburgh, PA Urban
Redev Auth Mtg Rev
Ser C Rfdg (AMT)                                                    518,460     1,036,920       1,555,380
Pittsburgh, PA Urban
Redev Auth Mtg Rev
Ser C Rfdg (AMT)
(GNMA Collateralized)                                                           1,611,888       1,611,888
Pittsburgh, PA Wtr &
Swr Rfdg (FGIC Insd)                                              4,430,787                     4,430,787
Quaker Valley, PA Sch
Dist (FSA Insd) (a)                                                             1,987,849       1,987,849
Quaker Valley, PA Sch
Dist (FSA Insd) (a)                                2,090,231                                    2,090,231
Quaker Valley, PA Sch
Dist (FSA Insd) (a)                                               2,194,553                     2,194,553
Red Lion, PA Area Sch
Dist Ser A
(FSA Insd) (a) (b)                                                              1,503,425       1,503,425
Rostraver Twp, PA
(AMBAC Insd)                                                      2,219,700                     2,219,700
Scranton, PA Ser B
(AMBAC Insd) (a)                                                  1,144,805                     1,144,805
Southcentral, PA Gen
Auth Rev Wellspan Hlth
Oblig (MBIA Insd)                                  1,067,410      2,134,820     1,067,410       4,269,640
State Pub Sch Bldg Auth
PA Delaware Cnty College
Proj (MBIA Insd)                                                                1,133,640       1,133,640
State Pub Sch Bldg Auth
PA North Hampton Cnty
Ser A Rfdg (AMBAC Insd)                            1,161,699                                    1,161,699
State Pub Sch Bldg Auth
PA Sch Conneaut Sch Dist
Proj (FGIC Insd)                                                                  400,964         400,964
State Pub Sch Bldg Auth
PA Sch Conneaut Sch Dist
Proj (FGIC Insd)
(Prerefunded @ 11/01/13)                                                          727,270         727,270
State Pub Sch Bldg Auth
PA Sch Conneaut Sch Dist
Proj (FGIC Insd) (a)                                              2,357,058                     2,357,058
State Pub Sch Bldg Auth
PA Sch Conneaut Sch Dist
Proj (FGIC Insd)                                   1,108,040                                    1,108,040
State Pub Sch Bldg Auth
PA Sch Conneaut Sch Dist
Proj (FGIC Insd) (a)                                                            2,746,972       2,746,972
State Pub Sch Bldg Auth
PA Sch Rev Jefferson Cnty
Dubois Tech Sch
(FGIC Insd) (a)                                                   2,645,088                     2,645,088
Susquehanna Area Regl
Arpt Auth PA Ser A
(AMT) (AMBAC Insd)                                                1,231,211     1,080,010       2,311,221
Susquehanna Area Regl
Arpt Auth Ser A
(AMT) (AMBAC Insd) (a)                             2,793,621                                    2,793,621
Susquehanna Area Regl
Arpt Auth PA Arpt Sys
Rev Ser A (AMT)
(AMBAC Insd)                                                      5,592,408                     5,592,408
Susquehanna Area Regl
Arpt Auth PA Ser D                                 1,552,185      1,552,185     1,034,790       4,139,160
Swarthmore Boro Auth
PA College                                                        2,169,882                     2,169,882
Trinity Area Sch Dist
PA (FGIC Insd)                                                    1,111,820                     1,111,820
Union Cnty, PA Higher
Ed Fac Auth Bucknell
Univ Ser A                                         1,110,420                                    1,110,420
Union Cnty, PA Higher
Edl Bucknell Univ Ser A                                                         1,106,330       1,106,330
Union Cnty, PA Higher
Edl Bucknell Univ Ser A                                                           552,835         552,835
Union Cnty, PA Hosp
Auth Hosp Rev
Evangelical Cmnty Hosp
(Radian Insd)                                                     2,447,706                     2,447,706
Uniontown Area, PA Sch
Dist Ser A (Prerefunded
@ 10/01/12) (FSA Insd)                             2,425,840                                    2,425,840
Uniontown Area, PA Sch
Dist Ser A
(Prerefunded @ 10/01/12)
(FSA Insd)                                         3,345,360                                    3,345,360
Washington Cnty, PA
Auth Rev Cap Fdg Proj
& Equip Pgm (AMBAC Insd)                             766,778                      766,778       1,533,556
Washington Cnty, PA
Ser A (AMBAC Insd)                                 2,651,925      2,121,540     1,432,040       6,205,505
Wayne Highlands, PA
Sch Dist (FSA Insd)                                                             1,125,850       1,125,850
West Shore, PA Area
Hosp Auth Holy Spirit
Hosp Proj                                          1,075,610      2,151,220                     3,226,830
Wilson, PA Area Sch
Dist (FGIC Insd)                                                                1,103,420       1,103,420
Wilson, PA Sch Dist
Second Ser (FSA Insd)                              1,378,018                                    1,378,018
York Cnty, PA
(AMBAC Insd)                                                                    1,195,601       1,195,601
York Cnty, PA Sch
Technology Auth Lease
Rev (FGIC Insd)                                    1,394,926                                    1,394,926
York Cnty, PA Sch
Technology Auth Lease Rev
(FGIC Insd)                                                                       566,205         566,205

            VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ) -
      VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)




   VPQ        VTP        VPV       PROFORMA
PAR AMOUNT PAR AMOUNT PAR AMOUNT  PAR AMOUNT
  (000)      (000)      (000)       (000)    DESCRIPTION                           COUPON         MATURITY
------------------------------------------------------------------------------------------------------------

                         1,000        1,000  York Cnty, PA Sch
                                             Technology Auth Lease
                                             Rev (FGIC Insd)                         5.500     02/15/23




                                                GUAM    0.5%
                         1,585        1,585 Guam Intl Arpt Auth Gen
                                            Ser B (MBIA Insd)                        5.250     10/01/21



                                                PUERTO RICO    1.5%
                         4,000      $ 4,000 Puerto Rico Comwlth Hwy
                                            & Tran Auth Hwy Rev
                                            Ser Y Rfdg (FSA Insd)                    6.250     07/01/21



                                               U. S. VIRGIN ISLANDS    2.0%
             1,500                    1,500  University Virgin
                                             Islands Impt Ser A                      5.375     06/01/34
             2,000                    2,000  Virgin Islands Pub Fin
                                             Auth Rev Gross Rcpt
                                             Taxes Ln Nt Ser A
                                             (ACA Insd)                              6.125     10/01/29
                         1,000        1,000  Virgin Islands Pub Fin
                                             Auth Rev Gross Rcpts
                                             Taxes Nt Ser A                          6.375     10/01/19
   1,500                              1,500  Virgin Islands Pub Fin
                                             Auth Rev Gross Rcpts
                                             Taxes Nt Ser A                          6.500     10/01/24

TOTAL LONG-TERM INVESTMENTS    149.5%
   (Cost $571,718,197)


SHORT-TERM INVESTMENTS    4.1%

   600         800       2,400        3,800  Delaware Cnty, PA Indl
                                             Dev Auth Dates United
                                             Parcel Svc Proj (c)                     1.750     12/01/15
             8,200       1,100        9,300  Delaware Cnty, PA Indl
                                             Dev Auth Pollutn Ctl
                                             Rev Exelon Rmkt (c)                     1.970     04/01/05
   520         200                      720  Lehigh Cnty, PA Gen
                                             Purp Auth Adj Hosp
                                             Lehigh Vy Hosp Ser A (c)                1.820     07/01/28





                                                                  VPQ           VTP           VPV           PROFORMA
  DESCRIPTION                                                 MARKET VALUE  MARKET VALUE  MARKET VALUE    MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
York Cnty, PA Sch
Technology Auth Lease
Rev (FGIC Insd)                                                                               1,130,770       1,130,770
                                                              ------------------------------------------------------------
                                                               201,231,325    184,067,097   110,348,581     495,647,003
                                                              ------------------------------------------------------------

   GUAM    0.5%
Guam Intl Arpt Auth Gen
Ser B (MBIA Insd)                                                                             1,757,226       1,757,226
                                                              ------------------------------------------------------------


   PUERTO RICO    1.5%
Puerto Rico Comwlth Hwy
& Tran Auth Hwy Rev
Ser Y Rfdg (FSA Insd)                                                                         5,111,880       5,111,880
                                                              ------------------------------------------------------------


  U. S. VIRGIN ISLANDS    2.0
University Virgin
Islands Impt Ser A                                                              1,577,565                     1,577,565
Virgin Islands Pub Fin
Auth Rev Gross Rcpt
Taxes Ln Nt Ser A
(ACA Insd)                                                                      2,276,320                     2,276,320
Virgin Islands Pub Fin
Auth Rev Gross Rcpts
Taxes Nt Ser A                                                                                1,157,460       1,157,460
Virgin Islands Pub Fin
Auth Rev Gross Rcpts
Taxes Nt Ser A                                                   1,737,525                                    1,737,525
                                                             ------------------------------------------------------------
                                                                 1,737,525      3,853,885     1,157,460       6,748,870
                                                              -----------------------------------------------------------


                                                               202,968,850    187,920,982   118,375,147     509,264,979



Delaware Cnty, PA Indl
Dev Auth Dates United
Parcel Svc Proj (c)                                                600,000        800,000     2,400,000       3,800,000
Delaware Cnty, PA Indl
Dev Auth Pollutn Ctl
Rev Exelon Rmkt (c)                                                             8,200,000     1,100,000       9,300,000
Lehigh Cnty, PA Gen
Purp Auth Adj Hosp
Lehigh Vy Hosp Ser A (c)                                           520,000        200,000                       720,000
                                                              ------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS    4.1%                             1,120,000      9,200,000     3,500,000      13,820,000
                                                              ------------------------------------------------------------
    (Cost $21,820,000)

TOTAL INVESTMENTS    153.6%
   (Cost $593,538,197)                                         204,088,850    197,120,982   121,875,147     523,084,979

LIABILITIES IN EXCESS OF OTHER ASSETS    (0.7%)                    816,264       (125,643)   (3,081,105)     (2,390,484)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)    (52.9%)  (65,038,466)   (70,080,556)  (45,011,404)   (180,130,426)
                                                              ------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES    100.0%              $139,866,648  $ 126,914,783  $ 73,782,638   $ 340,564,069
                                                              ============================================================

Percentages are calculated as a percentage of net assets applicable to common shares.

*              Zero Coupon Bond
(a)            The Trust owns 100% of bond issuance.
(b)            Securities purchased on a when-issued or delayed delivery basis.
(c) Security includes a put feature allowing the Trust to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Trust based on the most recent reset date.

ACA            American Capital Access
AGC            AGC Insured Custody Certificates
AMBAC          AMBAC Indemnity Corp.
AMT            Alternative Minimum Tax
FGIC           Financial Guaranty Insurance Co.
FHA            Federal Housing Administration
FSA            Financial Security Assurance Inc.
GNMA           Government National Mortgage Association
LOC            Letter of Credit
MBIA           Municipal Bond Investors Assurance Corp.
Radian         Radian Asset Assurance
XLCA           XL Capital Assurance Inc.

         VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST (VAP) - VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)




   VAP         VTP          VPV       PROFORMA
PAR AMOUNT  PAR AMOUNT   PAR AMOUNT  PAR AMOUNT
  (000)       (000)        (000)       (000)     DESCRIPTION                              COUPON    MATURITY
---------------------------------------------------------------------------------------------------------------
                                                 MUNICIPAL BONDS  151.1%
                                                 PENNSYLVANIA  146.4%
                         $ 1,000    $    1,000   Allegheny Cnty, PA Arpt Auth
                                                 Pittsburgh Intl Arpt Rfdg (AMT)
                                                 (FGIC Insd)                                5.750%   01/01/18
 $ 1,000                                 1,000   Allegheny Cnty, PA Higher Ed
                                                 Bldg Carnegie Mellon Univ                  5.125    03/01/32
   1,500                                 1,500   Allegheny Cnty, PA Higher Ed
                                                 Bldg Carnegie Mellon Univ                  5.250    03/01/32
            $ 1,465                      1,465   Allegheny Cnty, PA Higher Ed
                                                 Duquesne Univ Ser A
                                                 (FGIC Insd)                                5.000    03/01/17
              1,560                      1,560   Allegheny Cnty, PA Higher Ed
                                                 Duquesne Univ Ser A
                                                 (FGIC Insd) (a)                            5.000    03/01/18
                           1,360         1,360   Allegheny Cnty, PA Hosp Dev
                                                 Auth Rev Hlth Sys Ser A
                                                 (MBIA Insd)                                6.500    11/15/30
              3,000                      3,000   Allegheny Cnty, PA Port Auth
                                                 Spl Rev Trans (FGIC Insd)                  5.000    03/01/29
                           2,000         2,000   Allegheny Cnty, PA Port Auth
                                                 Spl Rev Trans
                                                 (Prerefunded @ 03/01/09) (MBIA Insd)       6.000    03/01/24
                730                        730   Allegheny Cnty, PA Residential
                                                 Fin Auth Mtg Rev Single Family
                                                 (AMT) (GNMA Collateralized)                7.100    05/01/24
                510                        510   Allegheny Cnty, PA Residential
                                                 Fin Auth Mtg Rev Single Family
                                                 Ser II-1 (AMT) (GNMA Collateralized)       5.800    05/01/21
                930                        930   Allegheny Cnty, PA Residential
                                                 Fin Auth Mtg Rev Single Family
                                                 Ser II-2 (AMT) (GNMA Collateralized)       5.800    11/01/20
     905        900          905         2,710   Allegheny Cnty, PA Residential
                                                 Mtg Single Family Ser KK-2 (AMT)
                                                 (GNMA Collateralized)                      5.750    05/01/33
                           1,525         1,525   Allegheny Cnty, PA Residential
                                                 Mtg Single Family Ser MM (AMT)
                                                 (GNMA Collateralized)                      5.200    05/01/33
   1,000                                 1,000   Allegheny Cnty, PA San Auth Swr
                                                 Rev (MBIA Insd)                            5.750    12/01/13
              2,220                      2,220   Allegheny Cnty, PA San Auth Swr
                                                 Rev (MBIA Insd)                            5.750    12/01/17
   1,830                                 1,830   Allegheny Cnty, PA San Auth Swr
                                                 Rev (MBIA Insd)                            5.750    12/01/18
   2,000      2,900        1,000         5,900   Allegheny Cnty, PA San Auth Swr
                                                 Rev (MBIA Insd)                            5.500    12/01/24
              2,070                      2,070   Allegheny Cnty, PA Ser C 54
                                                 (Prerefunded @ 11/01/12)
                                                 (MBIA Insd)                                5.375    11/01/18
              3,250                      3,250   Allegheny Cnty, PA Ser C 54
                                                 (Prerefunded @ 11/01/12) (MBIA Insd)       5.375    11/01/19
                           2,600         2,600   Allentown, PA Area Hosp Auth
                                                 Rev Sacred Heart Hosp of
                                                 Allentown Ser A Rfdg                       6.750    11/15/14
              1,175        1,000         2,175   Ambridge, PA Area Sch Dist
                                                 (MBIA Insd)                                5.500    11/01/31
   2,640                                 2,640   Bensalem Twp, PA Sch Dist
                                                 (FGIC Insd) (a)                            5.000    08/15/18
                           1,695         1,695   Berks Cnty, PA Muni Auth
                                                 Albright College Proj (a)                  5.500    10/01/16
                           1,800         1,800   Berks Cnty, PA Muni Auth
                                                 Albright College Proj (a)                  5.500    10/01/17
              1,000        2,000         3,000   Berks Cnty, PA Muni Auth Hosp
                                                 Rev Reading Hosp & Med Ctr
                                                 Proj (Prerefunded @ 11/01/09)
                                                 (FSA Insd)                                 6.000    11/01/29
   1,000      1,460        1,000         3,460   Bethlehem, PA Auth Wtr Gtd
                                                 (FSA Insd)                                 5.000    11/15/19
   1,150                                 1,150   Bucks Cnty, PA Wtr & Swr Rev
                                                 Neshaminy Interceptor Ser A
                                                 (AMBAC Insd) (a)                           5.375    06/01/14
   1,215                                 1,215   Bucks Cnty, PA Wtr & Swr Rev
                                                 Neshaminy Interceptor Ser A
                                                 (AMBAC Insd) (a)                           5.375    06/01/15
              1,270                      1,270   Bucks Cnty, PA Auth Wtr & Swr
                                                 Rev Swr Sys (AMBAC Insd) (a)               5.375    06/01/16
                           1,000         1,000   Canon McMillan Sch Dist PA Ser
                                                 B (FGIC Insd)                              5.500    12/01/29
     870        870          870         2,610   Carbon Cnty, PA Indl Dev Auth
                                                 Panther Creek Partn Proj Rfdg
                                                 (AMT) (LOC: Paribas & Union
                                                 Bk of CA Intl)                             6.650    05/01/10
   1,500      1,000        1,000         3,500   Central Dauphin, PA Sch Dist
                                                 (FSA Insd)                                 5.000    12/01/19
              1,555        1,000         2,555   Chester Cnty, PA Indl Dev Auth
                                                 Rev Collegium Charter Sch Proj
                                                 Ser A (ACA Insd)                           .500    04/15/31
                           1,000         1,000   Cumberland Cnty, PA Muni Auth
                                                 Dickinson College Ser A (AMBAC Insd)       5.500    11/01/30
   5,000                                 5,000   Dauphin Cnty, PA Genl Auth Hosp
                                                 Rev Hapsco Western PA Hosp
                                                 Proj B Rfdg (Escrowed to
                                                 Maturity) (MBIA Insd)                      6.250    07/01/16
   1,000                   1,000         2,000   Delaware Cnty, PA Auth College
                                                 Neumann College Rfdg                       6.000    10/01/31
                           1,000         1,000   Delaware Cnty, PA Auth Hosp Rev
                                                 Crozer Chester Med Ctr                     6.000    12/15/09
              1,480                      1,480   Delaware Cnty, PA Regl Wtr
                                                 Quality Ctl Auth Swr Rev
                                                 (MBIA Insd) (a)                            5.250    05/01/21
   1,500      2,500        1,500         5,500   Delaware Vly, PA Regl Fin Auth             5.750    07/01/17
              2,800                      2,800   Erie, PA Sch Dist
                                                 (Prerefunded @ 09/01/10) (AMBAC Insd)      5.800    09/01/29
                           1,010         1,010   Erie, PA Ser A (FSA Insd)                  5.000    11/15/18
   2,735                                 2,735   Exeter Twp, PA Sch Dist (FGIC Insd)        5.000    05/15/25
              4,440                      4,440   Falls Twp, PA Hosp Auth Hosp
                                                 Rev DE Vly Med Rfdg (FHA Gtd)              7.000    08/01/22
              1,000                      1,000   Fayette Cnty, PA
                                                 (Prerefunded @ 11/15/10) (AMBAC Insd)      5.625    11/15/28
   2,000                                 2,000   Greater Latrobe, PA Sch Auth
                                                 (FGIC Insd)                                5.250    04/01/17
   1,500      1,500        1,000         4,000   Harrisburg, PA Auth Res Gtd Sub
                                                 Ser D-2 (FSA Insd)                         5.000    12/01/33
              2,000        1,575         3,575   Harrisburg, PA Auth Wtr Rev
                                                 Rfdg (FSA Insd)                            5.000    07/15/21
              3,000                      3,000   Hempfield, PA Area Sch Dist
                                                 (FGIC Insd)                                5.375    02/15/07
   1,345                   1,000         2,345   Jenkintown, PA Sch Dist Ser A
                                                 (FGIC Insd) (b)                            5.000    05/15/28
                           2,000         2,000   Lehigh Cnty, PA Gen Purp Auth
                                                 Cedar Crest College Rfdg                   6.700    04/01/26
              2,000                      2,000   Lehigh Cnty, PA Gen Purp Auth
                                                 Rev Good Shepherd Grp Ser A                5.500    11/01/24
              1,500                      1,500   Lehigh Northampton, PA Arpt Ser
                                                 A (AMT) (MBIA Insd)                        6.000    05/15/25
              2,700                      2,700   Lehigh Northampton, PA Arpt Ser
                                                 A (AMT) (MBIA Insd)                        6.000    05/15/30
              2,050                      2,050   Luzerne Cnty, PA Ser A (MBIA Insd)         5.250    11/15/19
              3,290        1,000         4,290   Luzerne Cnty, PA Ser A (MBIA Insd)         5.250    11/15/25
   1,000      2,650                      3,650   Lycoming Cnty, PA Auth College
                                                 Rev PA College of Technology
                                                 (AMBAC Insd)                               5.350    07/01/26
                           5,000         5,000   Lycoming Cnty, PA Auth College
                                                 Rev PA College of Technology
                                                 (AMBAC Insd)                               5.375    07/01/30
     905                                   905   Mars, PA Area Sch Dist Ser AA
                                                 (MBIA Insd)                                  *      09/01/19
     495                                   495   Mars, PA Area Sch Dist Ser AA
                                                 (MBIA Insd)                                  *      09/01/21
                           1,000         1,000   Mercer Cnty, PA (FGIC Insd)                5.500    10/01/15
   2,500                                 2,500   Mercer Cnty, PA Indl Dev Auth
                                                 Wtr Facs Philadelphia Sub Corp
                                                 (AMT) (MBIA Insd)                          6.000    07/01/30


                                        VAP            VTP           VPV          PROFORMA
DESCRIPTION                         MARKET VALUE   MARKET VALUE  MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------
MUNICIPAL BONDS  151.1%
PENNSYLVANIA  146.4%
Allegheny Cnty, PA Arpt Auth
Pittsburgh Intl Arpt Rfdg (AMT)
(FGIC Insd)                                                         $ 1,077,480     $ 1,077,480
Allegheny Cnty, PA Higher Ed
Bldg Carnegie Mellon Univ              $ 1,046,090                                    1,046,090
Allegheny Cnty, PA Higher Ed
Bldg Carnegie Mellon Univ                1,590,390                                    1,590,390
Allegheny Cnty, PA Higher Ed
Duquesne Univ Ser A
(FGIC Insd)                                           $ 1,606,592                     1,606,592
Allegheny Cnty, PA Higher Ed
Duquesne Univ Ser A
(FGIC Insd) (a)                                         1,706,999                     1,706,999
Allegheny Cnty, PA Hosp Dev
Auth Rev Hlth Sys Ser A
(MBIA Insd)                                                           1,595,457       1,595,457
Allegheny Cnty, PA Port Auth
Spl Rev Trans (FGIC Insd)                               3,118,590                     3,118,590
Allegheny Cnty, PA Port Auth
Spl Rev Trans
(Prerefunded @ 03/01/09) (MBIA I                                      2,266,020       2,266,020
Allegheny Cnty, PA Residential
Fin Auth Mtg Rev Single Family
(AMT) (GNMA Collateralized)                               730,978                       730,978
Allegheny Cnty, PA Residential
Fin Auth Mtg Rev Single Family
Ser II-1 (AMT) (GNMA Collaterali                          542,451                       542,451
Allegheny Cnty, PA Residential
Fin Auth Mtg Rev Single Family
Ser II-2 (AMT) (GNMA Collaterali                          992,087                       992,087
Allegheny Cnty, PA Residential
Mtg Single Family Ser KK-2 (AMT)
(GNMA Collateralized)                      941,037        935,838       941,037       2,817,912
Allegheny Cnty, PA Residential
Mtg Single Family Ser MM (AMT)
(GNMA Collateralized)                                                 1,558,733       1,558,733
Allegheny Cnty, PA San Auth Swr
Rev (MBIA Insd)                          1,144,810                                    1,144,810
Allegheny Cnty, PA San Auth Swr
Rev (MBIA Insd)                                         2,538,037                     2,538,037
Allegheny Cnty, PA San Auth Swr
Rev (MBIA Insd)                          2,092,166                                    2,092,166
Allegheny Cnty, PA San Auth Swr
Rev (MBIA Insd)                          2,243,860      3,253,597     1,121,930       6,619,387
Allegheny Cnty, PA Ser C 54
(Prerefunded @ 11/01/12)
(MBIA Insd)                                             2,359,676                     2,359,676
Allegheny Cnty, PA Ser C 54
(Prerefunded @ 11/01/12) (MBIA I                        3,704,805                     3,704,805
Allentown, PA Area Hosp Auth
Rev Sacred Heart Hosp of
Allentown Ser A Rfdg                                                  2,629,536       2,629,536
Ambridge, PA Area Sch Dist
(MBIA Insd)                                             1,301,547     1,107,700       2,409,247
Bensalem Twp, PA Sch Dist
(FGIC Insd) (a)                          2,876,993                                    2,876,993
Berks Cnty, PA Muni Auth
Albright College Proj (a)                                             1,841,804       1,841,804
Berks Cnty, PA Muni Auth
Albright College Proj (a)                                             1,944,108       1,944,108
Berks Cnty, PA Muni Auth Hosp
Rev Reading Hosp & Med Ctr
Proj (Prerefunded @ 11/01/09)
(FSA Insd)                                              1,156,690     2,313,380       3,470,070
Bethlehem, PA Auth Wtr Gtd
(FSA Insd)                               1,097,700      1,602,642     1,097,700       3,798,042
Bucks Cnty, PA Wtr & Swr Rev
Neshaminy Interceptor Ser A
(AMBAC Insd) (a)                         1,292,773                                    1,292,773
Bucks Cnty, PA Wtr & Swr Rev
Neshaminy Interceptor Ser A
(AMBAC Insd) (a)                         1,364,895                                    1,364,895
Bucks Cnty, PA Auth Wtr & Swr
Rev Swr Sys (AMBAC Insd) (a)                            1,424,203                     1,424,203
Canon McMillan Sch Dist PA Ser
B (FGIC Insd)                                                         1,102,430       1,102,430
Carbon Cnty, PA Indl Dev Auth
Panther Creek Partn Proj Rfdg
(AMT) (LOC: Paribas & Union
Bk of CA Intl)                             945,003        945,003       945,003       2,835,009
Central Dauphin, PA Sch Dist
(FSA Insd)                               1,638,405      1,092,270     1,092,270       3,822,945
Chester Cnty, PA Indl Dev Auth
Rev Collegium Charter Sch Proj
Ser A (ACA Insd)                                       1,645,750     1,058,360       2,704,110
Cumberland Cnty, PA Muni Auth
Dickinson College Ser A (AMBAC I                                      1,101,100       1,101,100
Dauphin Cnty, PA Genl Auth Hosp
Rev Hapsco Western PA Hosp
Proj B Rfdg (Escrowed to
Maturity) (MBIA Insd)                    5,902,900                                    5,902,900
Delaware Cnty, PA Auth College
Neumann College Rfdg                     1,040,790                    1,040,790       2,081,580
Delaware Cnty, PA Auth Hosp Rev
Crozer Chester Med Ctr                                                1,011,450       1,011,450
Delaware Cnty, PA Regl Wtr
Quality Ctl Auth Swr Rev
(MBIA Insd) (a)                                         1,646,574                     1,646,574
Delaware Vly, PA Regl Fin Auth           1,749,255      2,915,425     1,749,255       6,413,935
Erie, PA Sch Dist
(Prerefunded @ 09/01/10) (AMBAC                         3,199,420                     3,199,420
Erie, PA Ser A (FSA Insd)                                             1,111,283       1,111,283
Exeter Twp, PA Sch Dist (FGIC In         2,916,002                                    2,916,002
Falls Twp, PA Hosp Auth Hosp
Rev DE Vly Med Rfdg (FHA Gtd)                           4,614,936                     4,614,936
Fayette Cnty, PA
(Prerefunded @ 11/15/10) (AMBAC                         1,137,640                     1,137,640
Greater Latrobe, PA Sch Auth
(FGIC Insd)                              2,214,720                                    2,214,720
Harrisburg, PA Auth Res Gtd Sub
Ser D-2 (FSA Insd)                       1,643,595      1,643,595     1,095,730       4,382,920
Harrisburg, PA Auth Wtr Rev
Rfdg (FSA Insd)                                         2,166,780     1,706,339       3,873,119
Hempfield, PA Area Sch Dist
(FGIC Insd)                                             3,344,250                     3,344,250
Jenkintown, PA Sch Dist Ser A
(FGIC Insd) (b)                          1,404,570                    1,044,290       2,448,860
Lehigh Cnty, PA Gen Purp Auth
Cedar Crest College Rfdg                                              2,092,460       2,092,460
Lehigh Cnty, PA Gen Purp Auth
Rev Good Shepherd Grp Ser A                             2,088,340                     2,088,340
Lehigh Northampton, PA Arpt Ser
A (AMT) (MBIA Insd)                                     1,669,965                     1,669,965
Lehigh Northampton, PA Arpt Ser
A (AMT) (MBIA Insd)                                     3,005,937                     3,005,937
Luzerne Cnty, PA Ser A (MBIA Ins                        2,283,434                     2,283,434
Luzerne Cnty, PA Ser A (MBIA Ins                        3,616,039     1,099,100       4,715,139
Lycoming Cnty, PA Auth College
Rev PA College of Technology
(AMBAC Insd)                             1,105,380      2,929,257                     4,034,637
Lycoming Cnty, PA Auth College
Rev PA College of Technology
(AMBAC Insd)                                                          5,471,500       5,471,500
Mars, PA Area Sch Dist Ser AA
(MBIA Insd)                                477,342                                      477,342
Mars, PA Area Sch Dist Ser AA
(MBIA Insd)                                233,412                                      233,412
Mercer Cnty, PA (FGIC Insd)                                           1,131,920       1,131,920
Mercer Cnty, PA Indl Dev Auth
Wtr Facs Philadelphia Sub Corp
(AMT) (MBIA Insd)                        2,794,750                                    2,794,750

         VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST (VAP) - VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


   VAP         VTP          VPV       PROFORMA
PAR AMOUNT  PAR AMOUNT   PAR AMOUNT  PAR AMOUNT
  (000)       (000)        (000)       (000)     DESCRIPTION                                COUPON    MATURITY
------------------------------------------------------------------------------------------------------------------
                           1,000         1,000   Mifflin Cnty, PA Hosp Auth
                                                 (Radian Insd)                              6.200    07/01/25
              2,500                      2,500   Mifflin Cnty, PA Hosp Auth Rev
                                                 (Radian Insd)                              6.200    07/01/30
   1,000                   1,000         2,000   Monroe Cnty, PA Hosp Auth Rev
                                                 Hosp Pocono Med Ctr                        6.000    01/01/43
   1,205                                 1,205   Monroeville, PA Muni Auth San
                                                 Ser B (MBIA Insd)                          5.250    12/01/18
   1,350                                 1,350   Monroeville, PA Muni Auth San
                                                 Ser B (MBIA Insd) (a)                      5.250    12/01/20
                           1,150         1,150   Monroeville, PA Muni Auth San
                                                 Swr Rev Ser B (MBIA Insd) (a)              5.250    12/01/17
              1,280                      1,280   Monroeville, PA Muni Auth San
                                                 Swr Rev Ser B (MBIA Insd) (a)              5.250    12/01/19
   1,500      2,000        1,000         4,500   Montgomery Cnty, PA Higher Ed
                                                 & Hlth Auth Hosp Rev Abington
                                                 Mem Hosp Ser A                             5.125    06/01/32
   1,000      1,000          900         2,900   Montgomery Cnty, PA Indl Dev
                                                 Auth Rev Res Rec Montenay Proj
                                                 Ser A (MBIA Insd)                          5.250    11/01/14
              1,500                      1,500   Mount Lebanon, PA Hosp Auth
                                                 Saint Clair Mem Hosp Ser A                 5.625    07/01/32
              1,000                      1,000   Northeastern PA Hosp & Ed Auth
                                                 College Rev Gtd Luzerne Cnty
                                                 Cmnty College (Prerefunded @
                                                 02/15/05) (AMBAC Insd)                     6.625    08/15/15
                           1,225         1,225   Northampton Twp, PA
                                                 (FGIC Insd) (a)                            5.375    05/15/15
              2,000                      2,000   Pennsylvania Econ Dev Fin Auth
                                                 Res Recovery Rev Colver Proj
                                                 Ser D (AMT)                                7.050    12/01/10
              1,450                      1,450   Pennsylvania Econ Dev Fin York
                                                 Wtr Co Proj Ser A (AMT)
                                                 (XLCA Insd)                                5.000    04/01/16
              2,500                      2,500   Pennsylvania Hsg Fin Agy Single
                                                 Family Mtg Rev Ser 70A (AMT)               5.900    04/01/31
              2,150                      2,150   Pennsylvania Hsg Fin Agy Single
                                                 Family Mtg Ser 61A (AMT)                   5.500    04/01/29
   2,395                                 2,395   Pennsylvania Hsg Fin Agy Single
                                                 Family Mtg Ser 66A (AMT)                   5.650    04/01/29
              1,255                      1,255   Pennsylvania Hsg Fin Agy Single
                                                 Family Mtg Ser 67A (AMT)                   5.900    10/01/30
                           1,500         1,500   Pennsylvania Intergvtl Coop Auth
                                                 Spl Tax Rev Philadelphia Fdg Pgm
                                                 Rfdg (FGIC Insd)                           5.500    06/15/20
              1,000                      1,000   Pennsylvania St Higher Ed Clarion
                                                 Univ Fndtn Inc Ser A (XLCA Insd)           5.000    07/01/28
   2,000      1,000        1,000         4,000   Pennsylvania St Higher Ed Fac Auth
                                                 Rev Drexel Univ                            5.500    05/01/17
   1,000      1,500        1,000         3,500   Pennsylvania St Higher Ed Fac Auth
                                                 Rev La Salle Univ                          5.500    05/01/34
              1,300                      1,300   Pennsylvania St Higher Ed Fac Auth
                                                 Rev Lycoming Clg Assn Indpt
                                                 (Radian Insd)                              5.250    11/01/19
   1,000      1,000        1,000         3,000   Pennsylvania St Higher Ed Fac Auth
                                                 Rev Thomas Jefferson Univ                  5.375    01/01/25
   1,500      1,500        1,500         4,500   Pennsylvania St Higher Ed Fac Auth
                                                 Rev Univ Sciences Philadelphia
                                                 Ser A (XLCA Insd) (b)                      5.000    11/01/36
   1,500                                 1,500   Pennsylvania St Higher Ed Fac
                                                 Clarion Univ Fndtn Inc Ser A
                                                 (XLCA Insd)                                5.250    07/01/18
   1,500                                 1,500   Pennsylvania St Higher Ed Fac
                                                 Clarion Univ Fndtn Inc Ser A
                                                 (XLCA Insd)                                5.000    07/01/33
   1,000                   1,000         2,000   Pennsylvania St Higher Ed Fac
                                                 Messiah College Ser AA3 (Radian Insd)      5.500    11/01/22
   1,560                                 1,560   Pennsylvania St Higher Ed Fac
                                                 Philadelphia College Osteopathic
                                                 Med (a)                                    5.000    12/01/16
                           1,645         1,645   Pennsylvania St Higher Ed Fac
                                                 Philadelphia College Osteopathic
                                                 Med (a)                                    5.000    12/01/17
                           1,725         1,725   Pennsylvania St Higher Ed Fac
                                                 Philadelphia College Osteopathic
                                                 Med (a)                                    5.000    12/01/18
              1,000                      1,000   Pennsylvania St Higher Ed Fac Auth
                                                 Rev UPMC Hlth Sys Ser A                    6.250    01/15/18
              3,000                      3,000   Pennsylvania St Higher Ed Fac Auth
                                                 Rev UPMC Hlth Sys Ser A
                                                 (FSA Insd)                                 5.000    08/01/29
              1,000                      1,000   Pennsylvania St Higher Ed
                                                 Geneva College Proj                        6.125    04/01/22
                           1,000         1,000   Pennsylvania St Higher Ed UPMC
                                                 Hlth Sys Ser A                             6.250    01/15/17
   1,850      1,000        2,000         4,850   Pennsylvania St Higher Ed UPMC
                                                 Hlth Sys Ser A                             6.000    01/15/31
              1,165        1,000         2,165   Pennsylvania St Indl Dev Auth
                                                 Econ Dev (AMBAC Insd)                      5.500    07/01/14
              2,000                      2,000   Pennsylvania St Second Ser
                                                 (MBIA Insd) (Prerefunded @ 10/01/09)       5.750    10/01/17
   3,015      3,015        3,015         9,045   Pennsylvania St Tpk Commn Ser
                                                 T Rfdg (FGIC Insd)                         5.500    12/01/10
              1,500        1,500         3,000   Pennsylvania St Univ                       5.000    09/01/35
              1,500                      1,500   Pennsylvania St Univ Rfdg                  5.250    03/01/17
   1,970                                 1,970   Pennsylvania St Univ Rfdg                  5.250    03/01/18
              1,550                      1,550   Perkiomen Vly Sch Dist PA Ser A
                                                 (FSA Insd)                                 5.250    03/01/28
              3,000                      3,000   Philadelphia, PA (FSA Insd)                5.000    03/15/28
   1,500                                 1,500   Philadelphia, PA (FSA Insd)                5.250    09/15/25
              6,160                      6,160   Philadelphia, PA Auth for Indl
                                                 Ser B (FSA Insd)                           5.500     10/1/017
              2,000                      2,000   Philadelphia, PA Auth for Indl
                                                 Ser B (FSA Insd)                           5.125     10/01/26
   1,005      1,000        1,000         3,005   Philadelphia, PA Auth Indl Dev
                                                 Amern College Of Physicians                5.500     06/15/27
   2,500                                 2,500   Philadelphia, PA Auth Indl Dev
                                                 Philadelphia Arpt Sys Proj Ser A
                                                 (AMT) (FGIC Insd)                          5.250    07/01/28
   4,250                                 4,250   Philadelphia, PA Gas Wks Rev
                                                 12th Ser B (Escrowed to Maturity)
                                                 (MBIA Insd)                                7.000    05/15/20
                           1,500         1,500   Philadelphia, PA Gas Wks Rev
                                                 1975 Gen Ordinance 17th Ser
                                                 (FSA Insd)                                 5.375    07/01/19
              1,700                      1,700   Philadelphia, PA Gas Wks Rev
                                                 18th Ser (AGC Insd)                        5.250    08/01/21
              1,750                      1,750   Philadelphia, PA Gas Wks Rev
                                                 Second Ser (FSA Insd)                      5.250    07/01/29
              1,500                      1,500   Philadelphia, PA Gas Wks Rev
                                                 Third Ser S (FSA Insd)                     5.125    08/01/31
                           1,000         1,000   Philadelphia, PA Hosp & Higher
                                                 Ed Fac Auth Hosp Rev PA Hosp Rfdg
                                                 (Escrowed to Maturity)                     6.250    07/01/06
                           1,455         1,455   Philadelphia, PA Hosp & Higher
                                                 Ed Fac Auth Rev Cmnty College
                                                 Ser B Rfdg (MBIA Insd) (a)                 6.500    05/01/09
              1,645                      1,645   Philadelphia, PA Pkg Auth Rev Ser
                                                 A (AMBAC Insd)                             5.250    02/15/29
                           2,000         2,000   Philadelphia, PA Sch Dist Ser B
                                                 (Prerefunded @ 09/01/05) (AMBAC Insd)      5.500    09/01/18
   4,100                                 4,100   Philadelphia, PA Wtr & Swr Rev
                                                 Cap Apprec 14th Ser (MBIA Insd)              *      10/01/07
                           3,675         3,675   Philadelphia, PA Wtr & Wastewtr
                                                 Rev Rfdg (AMBAC Insd)                      5.500    06/15/07
                500                        500   Pittsburgh & Allegheny Cnty, PA
                                                 Pub Aud Hotel Room (AMBAC Insd)            5.125    02/01/35
   5,000      2,500        4,500        12,000   Pittsburgh & Allegheny Cnty, PA
                                                 Pub Aud Regl Asset Dist Sales Tax
                                                 (AMBAC Insd)                               5.000    02/01/24
              4,990                      4,990   Pittsburgh & Allegheny Cnty, PA
                                                 Pub Aud Regl Asset Dist Sales Tax
                                                 (AMBAC Insd)                               5.000    02/01/29


                                                VAP            VTP           VPV          PROFORMA
DESCRIPTION                                MARKET VALUE   MARKET VALUE  MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------
Mifflin Cnty, PA Hosp Auth
(Radian Insd)                                                              1,129,250       1,129,250
Mifflin Cnty, PA Hosp Auth Rev
(Radian Insd)                                               2,823,125                      2,823,125
Monroe Cnty, PA Hosp Auth Rev
Hosp Pocono Med Ctr                          1,061,210                     1,061,210       2,122,420
Monroeville, PA Muni Auth San
Ser B (MBIA Insd)                            1,342,394                                     1,342,394
Monroeville, PA Muni Auth San
Ser B (MBIA Insd) (a)                        1,498,082                                     1,498,082
Monroeville, PA Muni Auth San
Swr Rev Ser B (MBIA Insd) (a)                                              1,283,446       1,283,446
Monroeville, PA Muni Auth San
Swr Rev Ser B (MBIA Insd) (a)                               1,423,078                      1,423,078
Montgomery Cnty, PA Higher Ed
& Hlth Auth Hosp Rev Abington
Mem Hosp Ser A                               1,529,040      2,038,720      1,019,360       4,587,120
Montgomery Cnty, PA Indl Dev
Auth Rev Res Rec Montenay Proj
Ser A (MBIA Insd)                            1,134,780      1,134,780      1,021,302       3,290,862
Mount Lebanon, PA Hosp Auth
Saint Clair Mem Hosp Ser A                                  1,565,925                      1,565,925
Northeastern PA Hosp & Ed Auth
College Rev Gtd Luzerne Cnty
Cmnty College (Prerefunded @
02/15/05) (AMBAC Insd)                                      1,001,800                      1,001,800
Northampton Twp, PA
(FGIC Insd) (a)                                                            1,365,287       1,365,287
Pennsylvania Econ Dev Fin Auth
Res Recovery Rev Colver Proj
Ser D (AMT)                                                 2,046,180                      2,046,180
Pennsylvania Econ Dev Fin York
Wtr Co Proj Ser A (AMT)
(XLCA Insd)                                                 1,553,951                      1,553,951
Pennsylvania Hsg Fin Agy Single
Family Mtg Rev Ser 70A (AMT)                                2,598,000                      2,598,000
Pennsylvania Hsg Fin Agy Single
Family Mtg Ser 61A (AMT)                                    2,205,234                      2,205,234
Pennsylvania Hsg Fin Agy Single
Family Mtg Ser 66A (AMT)                     2,459,042                                     2,459,042
Pennsylvania Hsg Fin Agy Single
Family Mtg Ser 67A (AMT)                                    1,295,147                      1,295,147
Pennsylvania Intergvtl Coop Auth
Spl Tax Rev Philadelphia Fdg Pgm
Rfdg (FGIC Insd)                                                           1,556,820       1,556,820
Pennsylvania St Higher Ed Clarion
Univ Fndtn Inc Ser A (XLCA Insd)                            1,045,010                      1,045,010
Pennsylvania St Higher Ed Fac Auth
Rev Drexel Univ                              2,233,380      1,116,690      1,116,690       4,466,760
Pennsylvania St Higher Ed Fac Auth
Rev La Salle Univ                            1,043,130      1,564,695      1,043,130       3,650,955
Pennsylvania St Higher Ed Fac Auth
Rev Lycoming Clg Assn Indpt
(Radian Insd)                                               1,419,080                      1,419,080
Pennsylvania St Higher Ed Fac Auth
Rev Thomas Jefferson Univ                    1,084,010      1,084,010      1,084,010       3,252,030
Pennsylvania St Higher Ed Fac Auth
Rev Univ Sciences Philadelphia
Ser A (XLCA Insd) (b)                        1,560,690      1,560,690      1,560,690       4,682,070
Pennsylvania St Higher Ed Fac
Clarion Univ Fndtn Inc Ser A
(XLCA Insd)                                  1,649,130                                     1,649,130
Pennsylvania St Higher Ed Fac
Clarion Univ Fndtn Inc Ser A
(XLCA Insd)                                  1,556,805                                     1,556,805
Pennsylvania St Higher Ed Fac
Messiah College Ser AA3 (Radian Insd)        1,095,070                     1,095,070       2,190,140
Pennsylvania St Higher Ed Fac
Philadelphia College Osteopathic
Med (a)                                      1,690,556                                     1,690,556
Pennsylvania St Higher Ed Fac
Philadelphia College Osteopathic
Med (a)                                                                    1,774,659       1,774,659
Pennsylvania St Higher Ed Fac
Philadelphia College Osteopathic
Med (a)                                                                    1,852,615       1,852,615
Pennsylvania St Higher Ed Fac Auth
Rev UPMC Hlth Sys Ser A                                     1,142,340                      1,142,340
Pennsylvania St Higher Ed Fac Auth
Rev UPMC Hlth Sys Ser A
(FSA Insd)                                                  3,104,250                      3,104,250
Pennsylvania St Higher Ed
Geneva College Proj                                         1,064,820                      1,064,820
Pennsylvania St Higher Ed UPMC
Hlth Sys Ser A                                                             1,144,640       1,144,640
Pennsylvania St Higher Ed UPMC
Hlth Sys Ser A                               2,056,442      1,111,590      2,223,180       5,391,212
Pennsylvania St Indl Dev Auth
Econ Dev (AMBAC Insd)                                       1,318,897      1,132,100       2,450,997
Pennsylvania St Second Ser
(MBIA Insd) (Prerefunded @ 10/01/09)                        2,270,620                      2,270,620
Pennsylvania St Tpk Commn Ser
T Rfdg (FGIC Insd)                           3,415,995      3,415,995      3,415,995      10,247,985
Pennsylvania St Univ                                        1,574,790      1,574,790       3,149,580
Pennsylvania St Univ Rfdg                                   1,669,755                      1,669,755
Pennsylvania St Univ Rfdg                    2,189,891                                     2,189,891
Perkiomen Vly Sch Dist PA Ser A
(FSA Insd)                                                  1,679,704                      1,679,704
Philadelphia, PA (FSA Insd)                                 3,100,710                      3,100,710
Philadelphia, PA (FSA Insd)                  1,636,905                                     1,636,905
Philadelphia, PA Auth for Indl
Ser B (FSA Insd)                                            6,945,646                      6,945,646
Philadelphia, PA Auth for Indl
Ser B (FSA Insd)                                            2,145,300                      2,145,300
Philadelphia, PA Auth Indl Dev
Amern College Of Physicians                  1,059,290      1,054,020      1,054,020       3,167,330
Philadelphia, PA Auth Indl Dev
Philadelphia Arpt Sys Proj Ser A
(AMT) (FGIC Insd)                            2,621,050                                     2,621,050
Philadelphia, PA Gas Wks Rev
12th Ser B (Escrowed to Maturity)
(MBIA Insd)                                  5,317,770                                     5,317,770
Philadelphia, PA Gas Wks Rev
1975 Gen Ordinance 17th Ser
(FSA Insd)                                                                 1,670,490       1,670,490
Philadelphia, PA Gas Wks Rev
18th Ser (AGC Insd)                                         1,860,259                      1,860,259
Philadelphia, PA Gas Wks Rev
Second Ser (FSA Insd)                                       1,878,118                      1,878,118
Philadelphia, PA Gas Wks Rev
Third Ser S (FSA Insd)                                      1,564,260                      1,564,260
Philadelphia, PA Hosp & Higher
Ed Fac Auth Hosp Rev PA Hosp Rfdg
(Escrowed to Maturity)                                                     1,050,920       1,050,920
Philadelphia, PA Hosp & Higher
Ed Fac Auth Rev Cmnty College
Ser B Rfdg (MBIA Insd) (a)                                                 1,661,188       1,661,188
Philadelphia, PA Pkg Auth Rev Ser
A (AMBAC Insd)                                              1,748,717                      1,748,717
Philadelphia, PA Sch Dist Ser B
(Prerefunded @ 09/01/05) (AMBAC Insd)                                      2,059,160       2,059,160
Philadelphia, PA Wtr & Swr Rev
Cap Apprec 14th Ser (MBIA Insd)              3,821,036                                     3,821,036
Philadelphia, PA Wtr & Wastewtr
Rev Rfdg (AMBAC Insd)                                                      3,926,407       3,926,407
Pittsburgh & Allegheny Cnty, PA
Pub Aud Hotel Room (AMBAC Insd)                               525,345                        525,345
Pittsburgh & Allegheny Cnty, PA
Pub Aud Regl Asset Dist Sales Tax
(AMBAC Insd)                                 5,347,800      2,673,900      4,813,020      12,834,720
Pittsburgh & Allegheny Cnty, PA
Pub Aud Regl Asset Dist Sales Tax
(AMBAC Insd)                                                5,201,676                      5,201,676

         VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST (VAP) - VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)

   VAP         VTP          VPV       PROFORMA
PAR AMOUNT  PAR AMOUNT   PAR AMOUNT  PAR AMOUNT
  (000)       (000)        (000)       (000)     DESCRIPTION                                COUPON    MATURITY
------------------------------------------------------------------------------------------------------------------
   1,000      1,000                      2,000   Pittsburgh, PA Pub Pkg Auth Rev
                                                 Ser B (FGIC Insd) (b)                      5.000    12/01/23
   2,500      5,000                      7,500   Pittsburgh, PA Ser A (AMBAC Insd)          5.500    09/01/17
   2,000                                 2,000   Pittsburgh, PA Ser A
                                                 (Prerefunded @ 09/01/09) (FGIC Insd)       5.750    09/01/21
                500        1,000         1,500   Pittsburgh, PA Urban Redev Auth
                                                 Mtg Rev Ser C Rfdg (AMT)                   6.500    10/01/23
                           1,570         1,570   Pittsburgh, PA Urban Redev Auth
                                                 Mtg Rev Ser C Rfdg (AMT)
                                                 (GNMA Collateralized)                      5.700    04/01/30
   2,000      3,700                      5,700   Pittsburgh, PA Wtr & Swr Rfdg
                                                 (FGIC Insd)                                6.500    09/01/13
                           1,765         1,765   Quaker Valley, PA Sch Dist
                                                 (FSA Insd) (a)                             5.375    04/01/20
              1,960                      1,960   Quaker Valley, PA Sch Dist
                                                 (FSA Insd) (a)                             5.375    04/01/22
                           1,375         1,375   Red Lion, PA Area Sch Dist Ser A
                                                 (FSA Insd) (a) (b)                         5.000    02/01/20
              2,000                      2,000   Rostraver Twp, PA (AMBAC Insd)             5.500    07/01/24
              1,050                      1,050   Scranton, PA Ser B (AMBAC Insd) (a)        5.000    09/01/17
   1,000      2,000        1,000         4,000   Southcentral, PA Gen Auth Rev
                                                 Wellspan Hlth Oblig (MBIA Insd)            5.375    05/15/28
                           1,000         1,000   State Pub Sch Bldg Auth PA
                                                 Delaware Cnty College Proj (MBIA Insd)     5.750    10/01/16
     685                                   685   State Pub Sch Bldg Auth PA Sch
                                                 Conneaut Sch Dist (FGIC Insd)              5.250    11/01/18
   1,220                                 1,220   State Pub Sch Bldg Auth PA Sch
                                                 Conneaut Sch Dist (FGIC Insd)
                                                 (Prerefunded @ 11/01/13)                   5.250    11/01/18
                             360           360   State Pub Sch Bldg Auth PA Sch
                                                 Conneaut Sch Dist Proj (FGIC Insd)         5.250    11/01/19
                             640           640   State Pub Sch Bldg Auth PA Sch
                                                 Conneaut Sch Dist Proj (FGIC Insd)
                                                 (Prerefunded @ 11/01/13)                   5.250    11/01/19
              2,120                      2,120   State Pub Sch Bldg Auth PA Sch
                                                 Conneaut Sch Dist Proj (FGIC Insd) (a)     5.250    11/01/20
                           2,480         2,480   State Pub Sch Bldg Auth PA Sch
                                                 Conneaut Sch Dist Proj (FGIC Insd) (a)     5.250    11/01/23
              2,360                      2,360   State Pub Sch Bldg Auth PA Sch
                                                 Rev Jefferson Cnty Dubois Tech
                                                 Sch (FGIC Insd) (a)                        5.375    02/01/23
   1,205                                 1,205   State Pub Sch Bldg Auth PA Sch
                                                 Tuscarora Sch Dist Proj (FSA Insd) (a)     5.250    04/01/20
   1,270                                 1,270   State Pub Sch Bldg Auth PA Sch
                                                 Tuscarora Sch Dist Proj (FSA Insd) (a)     5.250    04/01/21
              1,140        1,000         2,140   Susquehanna Area Regl Arpt Auth
                                                 PA Ser A (AMT) (AMBAC Insd)                5.375    01/01/21
              5,205                      5,205   Susquehanna Area Regl Arpt Auth
                                                 PA Arpt Sys Rev Ser A (AMT) (AMBAC Insd)   5.375    01/01/23
   1,500      1,500        1,000         4,000   Susquehanna Area Regl Arpt Auth
                                                 PA Ser D                                   5.375    01/01/18
              1,950                      1,950   Swarthmore Boro Auth PA College            5.250    09/15/18
   1,850      1,000                      2,850   Trinity Area Sch Dist PA (FGIC Insd)       5.250    11/01/20
                           1,000         1,000   Union Cnty, PA Higher Edl
                                                 Bucknell Univ Ser A                        5.250    04/01/21
                             500           500   Union Cnty, PA Higher Edl
                                                 Bucknell Univ Ser A                        5.250    04/01/22
              2,300                      2,300   Union Cnty, PA Hosp Auth Hosp
                                                 Rev Evangelical Cmnty Hosp
                                                 (Radian Insd)                              5.250    08/01/24
   1,285                                 1,285   Unity Twp, PA Muni Auth Swr Rev
                                                 (FSA Insd)                                 5.000    12/01/24
                             720           720   Washington Cnty, PA Auth Rev Cap
                                                 Fdg Proj & Equip Pgm (AMBAC Insd)          6.150    12/01/29
              2,000        1,350         3,350   Washington Cnty, PA Ser A (AMBAC Insd)     5.125    09/01/27
                           1,000         1,000   Wayne Highlands, PA Sch Dist (FSA Insd)    5.375    04/01/14
              2,000                      2,000   West Shore, PA Area Hosp Auth
                                                 Holy Spirit Hosp Proj                      6.250    01/01/32
                           1,000         1,000   Wilson, PA Area Sch Dist (FGIC Insd)       5.125    03/15/16
   1,075                                 1,075   Wilson, PA Sch Dist Second Ser
                                                 (FSA Insd)                                 5.375    05/15/16
                           1,100         1,100   York Cnty, PA (AMBAC Insd)                 5.000    06/01/19
                             500           500   York Cnty, PA Sch Technology Auth
                                                 Lease Rev (FGIC Insd)                      5.500    02/15/22
                           1,000         1,000   York Cnty, PA Sch Technology Auth
                                                 Lease Rev (FGIC Insd)                      5.500    02/15/23






                                                    GUAM    0.6%
                           1,585         1,585   Guam Intl Arpt Auth Gen Ser B
                                                 (MBIA Insd)                                5.250    10/01/21




                                                    PUERTO RICO    1.9%
                           4,000       $ 4,000   Puerto Rico Comwlth Hwy & Tran
                                                 Auth Hwy Rev Ser Y Rfdg (FSA Insd)          6.250    07/01/21




                                                    U. S. VIRGIN ISLANDS    2.2%
              1,500                      1,500   University Virgin Islands Impt Ser A       5.375    06/01/34
   1,000      2,000                      3,000   Virgin Islands Pub Fin Auth Rev
                                                 Gross Rcpt Taxes Ln Nt Ser A (ACA Insd)    6.125    10/01/29
                           1,000         1,000   Virgin Islands Pub Fin Auth Rev
                                                 Gross Rcpts Taxes Nt Ser A                 6.375    10/01/19








SHORT-TERM INVESTMENTS    7.5%

  2,700        800        2,400          5,900   Delaware Cnty, PA Indl Dev Auth
                                                 Dates United Parcel Svc Proj (c)           1.750    12/01/15
  4,700      8,200        1,100         14,000   Delaware Cnty, PA Indl Dev Auth
                                                 Pollutn Ctl Rev Exelon Rmkt (c)            1.970    04/01/05


                                                  VAP            VTP           VPV          PROFORMA
DESCRIPTION                                  MARKET VALUE   MARKET VALUE  MARKET VALUE    MARKET VALUE
--------------------------------------------------------------------------------------------------------
Pittsburgh, PA Pub Pkg Auth Rev
Ser B (FGIC Insd) (b)                           1,077,580      1,077,580                     2,155,160
Pittsburgh, PA Ser A (AMBAC Insd)               2,760,050      5,520,100                     8,280,150
Pittsburgh, PA Ser A
(Prerefunded @ 09/01/09) (FGIC Insd)            2,218,000                                    2,218,000
Pittsburgh, PA Urban Redev Auth
Mtg Rev Ser C Rfdg (AMT)                                         518,460     1,036,920       1,555,380
Pittsburgh, PA Urban Redev Auth
Mtg Rev Ser C Rfdg (AMT)
(GNMA Collateralized)                                                        1,611,888       1,611,888
Pittsburgh, PA Wtr & Swr Rfdg
(FGIC Insd)                                     2,395,020      4,430,787                     6,825,807
Quaker Valley, PA Sch Dist
(FSA Insd) (a)                                                               1,987,849       1,987,849
Quaker Valley, PA Sch Dist
(FSA Insd) (a)                                                 2,194,553                     2,194,553
Red Lion, PA Area Sch Dist Ser A
(FSA Insd) (a) (b)                                                           1,503,425       1,503,425
Rostraver Twp, PA (AMBAC Insd)                                 2,219,700                     2,219,700
Scranton, PA Ser B (AMBAC Insd) (a)                            1,144,805                     1,144,805
Southcentral, PA Gen Auth Rev
Wellspan Hlth Oblig (MBIA Insd)                 1,067,410      2,134,820     1,067,410       4,269,640
State Pub Sch Bldg Auth PA
Delaware Cnty College Proj (MBIA Insd)                                       1,133,640       1,133,640
State Pub Sch Bldg Auth PA Sch
Conneaut Sch Dist (FGIC Insd)                     764,412                                      764,412
State Pub Sch Bldg Auth PA Sch
Conneaut Sch Dist (FGIC Insd)
(Prerefunded @ 11/01/13)                        1,386,359                                    1,386,359
State Pub Sch Bldg Auth PA Sch
Conneaut Sch Dist Proj (FGIC Insd)                                             400,964         400,964
State Pub Sch Bldg Auth PA Sch
Conneaut Sch Dist Proj (FGIC Insd)
(Prerefunded @ 11/01/13)                                                       727,270         727,270
State Pub Sch Bldg Auth PA Sch
Conneaut Sch Dist Proj (FGIC Insd) (a)                         2,357,058                     2,357,058
State Pub Sch Bldg Auth PA Sch
Conneaut Sch Dist Proj (FGIC Insd) (a)                                       2,746,972       2,746,972
State Pub Sch Bldg Auth PA Sch
Rev Jefferson Cnty Dubois Tech
Sch (FGIC Insd) (a)                                            2,645,088                     2,645,088
State Pub Sch Bldg Auth PA Sch
Tuscarora Sch Dist Proj (FSA Insd) (a)          1,336,176                                    1,336,176
State Pub Sch Bldg Auth PA Sch
Tuscarora Sch Dist Proj (FSA Insd) (a)          1,405,039                                    1,405,039
Susquehanna Area Regl Arpt Auth
PA Ser A (AMT) (AMBAC Insd)                                    1,231,211     1,080,010       2,311,221
Susquehanna Area Regl Arpt Auth
PA Arpt Sys Rev Ser A (AMT) (AMBAC Insd)                       5,592,408                     5,592,408
Susquehanna Area Regl Arpt Auth
PA Ser D                                        1,552,185      1,552,185     1,034,790       4,139,160
Swarthmore Boro Auth PA College                                2,169,882                     2,169,882
Trinity Area Sch Dist PA (FGIC Insd)            2,056,867      1,111,820                     3,168,687
Union Cnty, PA Higher Edl
Bucknell Univ Ser A                                                          1,106,330       1,106,330
Union Cnty, PA Higher Edl
Bucknell Univ Ser A                                                            552,835         552,835
Union Cnty, PA Hosp Auth Hosp
Rev Evangelical Cmnty Hosp
(Radian Insd)                                                  2,447,706                     2,447,706
Unity Twp, PA Muni Auth Swr Rev
(FSA Insd)                                      1,383,675                                    1,383,675
Washington Cnty, PA Auth Rev Cap
Fdg Proj & Equip Pgm (AMBAC Insd)                                              766,778         766,778
Washington Cnty, PA Ser A (AMBAC Insd)                         2,121,540     1,432,040       3,553,580
Wayne Highlands, PA Sch Dist (FSA Insd)                                      1,125,850       1,125,850
West Shore, PA Area Hosp Auth
Holy Spirit Hosp Proj                                          2,151,220                     2,151,220
Wilson, PA Area Sch Dist (FGIC Insd)                                         1,103,420       1,103,420
Wilson, PA Sch Dist Second Ser
(FSA Insd)                                      1,202,162                                    1,202,162
York Cnty, PA (AMBAC Insd)                                                   1,195,601       1,195,601
York Cnty, PA Sch Technology Auth
Lease Rev (FGIC Insd)                                                          566,205         566,205
York Cnty, PA Sch Technology Auth
Lease Rev (FGIC Insd)                                                        1,130,770       1,130,770
                                              --------------------------------------------------------
                                              108,765,271    184,067,097   110,348,581     403,180,949
                                              --------------------------------------------------------

   GUAM    0.6%
Guam Intl Arpt Auth Gen Ser B
(MBIA Insd)                                                                  1,757,226       1,757,226
                                              --------------------------------------------------------


   PUERTO RICO    1.9%
Puerto Rico Comwlth Hwy & Tran
Auth Hwy Rev Ser Y Rfdg (FSA Insd)                                            5,111,880       5,111,880
                                               --------------------------------------------------------


   U. S. VIRGIN ISLANDS    2.2%
University Virgin Islands Impt Ser A                           1,577,565                     1,577,565
Virgin Islands Pub Fin Auth Rev
Gross Rcpt Taxes Ln Nt Ser A (ACA Insd)         1,138,160      2,276,320                     3,414,480
Virgin Islands Pub Fin Auth Rev
Gross Rcpts Taxes Nt Ser A                                                   1,157,460       1,157,460
                                               --------------------------------------------------------
                                                1,138,160      3,853,885     1,157,460       6,149,505
                                               --------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS    151.1%
(Cost $571,718,197)                           109,903,431    187,920,982   118,375,147     416,199,560


SHORT-TERM INVESTMENTS    7.5%
Delaware Cnty, PA Indl Dev Auth
Dates United Parcel Svc Proj (c)                2,700,000        800,000     2,400,000       5,900,000
Delaware Cnty, PA Indl Dev Auth
Pollutn Ctl Rev Exelon Rmkt (c)                 4,700,000      8,200,000     1,100,000      14,000,000

         VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST (VAP) - VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)

   VAP         VTP          VPV       PROFORMA
PAR AMOUNT  PAR AMOUNT   PAR AMOUNT  PAR AMOUNT
  (000)       (000)        (000)       (000)     DESCRIPTION                                COUPON    MATURITY
------------------------------------------------------------------------------------------------------------------

               200                         200   Lehigh Cnty, PA Gen Purp Auth
                                                 Adj Hosp Lehigh Vy Hosp Ser A (c)          1.820    07/01/28
    600                                    600   South Fork Muni Auth PA Hosp
                                                 Rev Conemaugh Hlth Sys Ser A
                                                 (MBIA Insd) (c)                            1.820    07/01/28


                                                                     VAP            VTP           VPV          PROFORMA
DESCRIPTION                                                     MARKET VALUE   MARKET VALUE  MARKET VALUE    MARKET VALUE
---------------------------------                               ----------------------------------------------------------

Lehigh Cnty, PA Gen Purp Auth
Adj Hosp Lehigh Vy Hosp Ser A (c)                                                   200,000                       200,000
South Fork Muni Auth PA Hosp
Rev Conemaugh Hlth Sys Ser A
(MBIA Insd) (c)                                                      600,000                                      600,000




                                                                 --------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENTS    7.5%                              8,000,000      9,200,000     3,500,000      20,700,000
                                                                 --------------------------------------------------------
 (Cost $21,820,000)

 TOTAL INVESTMENTS    158.6%
 (Cost $593,538,197)                                             117,903,431    197,120,982   121,875,147     436,899,560

 LIABILITIES IN EXCESS OF OTHER ASSETS    (2.3%)                  (3,160,996)      (125,643)   (3,081,105)     (6,367,744)

 PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (56.3%)     (40,008,110)   (70,080,556)  (45,011,404)   (155,100,070)
                                                                 --------------------------------------------------------

 NET ASSETS APPLICABLE TO COMMON SHARES    100.0%                $74,734,325 $  126,914,783 $  73,782,638    $275,431,746
                                                                 ========================================================

Percentages are calculated as a percentage of net assets applicable to common shares.

*              Zero Coupon Bond
(a)            The Trust owns 100% of bond issuance.
(b)            Securities purchased on a when-issued or delayed delivery basis.
(c) Security includes a put feature allowing the Trust to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Trust based on the most recent reset date.

ACA            American Capital Access
AGC            AGC Insured Custody Certificates
AMBAC          AMBAC Indemnity Corp.
AMT            Alternative Minimum Tax
FGIC           Financial Guaranty Insurance Co.
FHA            Federal Housing Administration
FSA            Financial Security Assurance Inc.
GNMA           Government National Mortgage Association
LOC            Letter of Credit
MBIA           Municipal Bond Investors Assurance Corp.
Radian         Radian Asset Assurance
XLCA           XL Capital Assurance Inc.

             VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                  (UNAUDITED)


   VPQ    VPV    PROFORMA
   PAR    PAR      PAR                                                                              VPQ         VPV       PROFORMA
 AMOUNT  AMOUNT   AMOUNT                                                                           MARKET      MARKET      MARKET
  (000)   (000)    (000)  DESCRIPTION                                           COUPON  MATURITY    VALUE       VALUE       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                          MUNICIPAL BONDS 150.4%
                          PENNSYLVANIA 145.8%
$ 2,000  $ 1,000  $ 3,000 Allegheny Cnty, PA Arpt Auth Pittsburgh Intl Arpt
                            Rfdg (AMT) (FGIC Insd)                              5.750%  01/01/18 $ 2,154,960 $ 1,077,480 $ 3,232,440
  1,000             1,000 Allegheny Cnty, PA Higher Ed Bldg Carnegie
                            Mellon Univ                                         5.125   03/01/32    1,046,090              1,046,090
  1,250             1,250 Allegheny Cnty, PA Higher Ed Bldg Carnegie
                            Mellon Univ                                         5.250   03/01/32    1,325,325              1,325,325
           1,360    1,360 Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys
                            Ser A (MBIA Insd)                                   6.500   11/15/30               1,595,457   1,595,457
  2,000    2,000    4,000 Allegheny Cnty, PA Port Auth Spl Rev Trans
                            (Prerefunded @ 03/01/09) (MBIA Insd)                6.000   03/01/24    2,266,020  2,266,020   4,532,040
  1,300             1,300 Allegheny Cnty, PA Redev Auth Tax Increment Rev
                            Robinson Mall Proj Ser A                            7.000   11/01/17    1,396,122              1,396,122
  1,355      905    2,260 Allegheny Cnty, PA Residential Mtg Single
                            Family Ser KK-2 (AMT) (GNMA Collateralized)         5.750   05/01/33    1,408,956    941,037   2,349,993
           1,525    1,525 Allegheny Cnty, PA Residential Mtg Single
                            Family Ser MM (AMT) (GNMA Collateralized)           5.200   05/01/33               1,558,733   1,558,733
           1,000    1,000 Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd)       5.500   12/01/24               1,121,930   1,121,930
  3,000             3,000 Allegheny Cnty, PA San Auth Swr (MBIA Insd)           5.500   12/01/30    3,331,740              3,331,740
  2,575             2,575 Allegheny Cnty, PA San Auth Swr Rev Ser A
                            (FGIC Insd) (a)                                       *     12/01/08    2,303,312              2,303,312
  2,380             2,380 Allegheny Cnty, PA San Auth Swr Rev Ser A
                            (FGIC Insd)                                           *     06/01/09    2,081,477              2,081,477
  1,645             1,645 Allegheny Cnty, PA San Auth Swr Rev Ser A
                            (FGIC Insd) (a)                                       *     12/01/09    1,411,476              1,411,476
           2,600    2,600 Allentown, PA Area Hosp Auth Rev Sacred Heart
                            Hosp of Allentown Ser A Rfdg                        6.750   11/15/14               2,629,536   2,629,536
  1,000    1,000    2,000 Ambridge, PA Area Sch Dist (MBIA Insd)                5.500   11/01/31    1,107,700  1,107,700   2,215,400
           1,695    1,695 Berks Cnty, PA Muni Auth Albright College Proj (a)    5.500   10/01/16               1,841,804   1,841,804
           1,800    1,800 Berks Cnty, PA Muni Auth Albright College Proj (a)    5.500   10/01/17               1,944,108   1,944,108
  3,000    2,000    5,000 Berks Cnty, PA Muni Auth Hosp Rev Reading Hosp &
                            Med Ctr Proj (Prerefunded @ 11/01/09) (FSA Insd)    6.000   11/01/29    3,470,070  2,313,380   5,783,450
  1,000    1,000    2,000 Bethlehem, PA Auth Wtr Gtd (FSA Insd)                 5.000   11/15/19    1,097,700  1,097,700   2,195,400
           1,000    1,000 Canon McMillan Sch Dist PA Ser B (FGIC Insd)          5.500   12/01/29               1,102,430   1,102,430
    870      870    1,740 Carbon Cnty, PA Indl Dev Auth Panther Creek Partn Proj
                            Rfdg (AMT) (LOC: Paribas & Union Bk of CA Intl)     6.650   05/01/10      945,003    945,003   1,890,006
  2,000    1,000    3,000 Central Dauphin, PA Sch Dist (FSA Insd)               5.000   12/01/19    2,184,540  1,092,270   3,276,810
  1,000             1,000 Chartiers Valley, PA Indl & Coml Dev Auth First
                            Mtg Rev Asbury Hlth Cent Rfdg                       6.375   12/01/19    1,023,310              1,023,310
  1,000             1,000 Chartiers Valley, PA Indl & Coml Dev Auth First
                            Mtg Rev Asbury Hlth Cent Rfdg                       6.375   12/01/24    1,007,920              1,007,920
  1,000    1,000    2,000 Chester Cnty, PA Indl Dev Auth Rev Collegium Charter
                            Sch Proj Ser A (ACA Insd)                           5.500   04/15/31    1,058,360  1,058,360   2,116,720
  1,500             1,500 Crawford Cnty, PA Hosp Auth Sr Living Fac Rev
                            Westbury Utd Methodist Cmnty                        6.250   08/15/29    1,544,655              1,544,655
           1,000    1,000 Cumberland Cnty, PA Muni Auth Dickinson College
                            Ser A (AMBAC Insd)                                  5.500   11/01/30               1,101,100   1,101,100
  2,000             2,000 Delaware Cnty, PA Auth College Cabrini College
                            (Radian Insd)                                       5.750   07/01/23    2,160,080              2,160,080
  2,295             2,295 Delaware Cnty, PA Auth College Neumann College
                            Rfdg (a)                                            5.875   10/01/21    2,420,100              2,420,100
           1,000    1,000 Delaware Cnty, PA Auth College Neumann College
                            Rfdg                                                6.000   10/01/31               1,040,790   1,040,790
  1,000             1,000 Delaware Cnty, PA Auth First Mtg Rev Riddle
                            Vlg Proj Rfdg                                       6.875   06/01/16    1,009,220              1,009,220
           1,000    1,000 Delaware Cnty, PA Auth Hosp Rev Crozer Chester
                            Med Ctr                                             6.000   12/15/09               1,011,450   1,011,450
  1,000             1,000 Delaware Cnty, PA Auth Rev White Horse Vlg
                            Proj Ser A Rfdg                                     7.625   07/01/30    1,058,140              1,058,140
  1,750             1,750 Delaware Cnty, PA Indl Dev Auth Rev Wtr
                            Fac (AMT) (FGIC Insd)                               6.000   06/01/29    1,941,467              1,941,467
  2,500             2,500 Delaware Cnty, PA Indl Dev Auth Wtr Fac PA
                            Suburban Wtr (AMT) (AMBAC Insd)                     5.350   10/01/31    2,636,000              2,636,000
  1,230             1,230 Delaware Cnty, PA Regl Wtr Qual (MBIA Insd)           5.250   05/01/19    1,375,570              1,375,570
  1,555             1,555 Delaware Cnty, PA Regl Wtr Qual (MBIA Insd) (a)       5.250   05/01/22    1,724,899              1,724,899
  2,500    1,500    4,000 Delaware Vly, PA Regl Fin Auth                        5.750   07/01/17    2,915,425  1,749,255   4,664,680
  2,000             2,000 Downingtown, PA Area Sch Dist (FSA Insd)              5.250   04/01/15    2,211,200              2,211,200
           1,010    1,010 Erie, PA Ser A (FSA Insd)                             5.000   11/15/18               1,111,283   1,111,283
  3,420             3,420 Falls Twp, PA Hosp Auth Hosp Rev DE Vly
                            Med Rfdg (FHA Gtd)                                  7.000   08/01/22    3,554,748              3,554,748
  2,000    1,000    3,000 Harrisburg, PA Auth Res Gtd Sub Ser D-2 (FSA Insd)    5.000   12/01/33    2,191,460  1,095,730   3,287,190
  3,000    1,575    4,575 Harrisburg, PA Auth Wtr Rev Rfdg (FSA Insd)           5.000   07/15/21    3,250,170  1,706,339   4,956,509
  1,000             1,000 Harveys Lake Genl Muni Auth PA College Rev College
                            Misericordia Proj (ACA Insd)                        6.000   05/01/19    1,079,610              1,079,610
  2,925             2,925 Hempfield, PA Area Sch Dist (FGIC Insd)               5.375   02/15/17    3,260,644              3,260,644
  2,595             2,595 Hempfield, PA Area Sch Dist (FGIC Insd)               5.375   02/15/19    2,892,776              2,892,776
           1,000    1,000 Jenkintown, PA Sch Dist Ser A (FGIC Insd) (b)         5.000   05/15/28               1,044,290   1,044,290
  1,000             1,000 Kennett, PA Cons Sch Dist Ser A (FGIC Insd)           5.250   02/15/19    1,109,700              1,109,700
           2,000    2,000 Lehigh Cnty, PA Gen Purp Auth Cedar Crest
                            College Rfdg                                        6.700   04/01/26               2,092,460   2,092,460
  1,000             1,000 Lehigh Cnty, PA Gen Purp Auth Good
                            Shepherd Grp Ser A                                  5.625   11/01/34    1,042,270              1,042,270
  1,750             1,750 Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint
                            Lukes Bethlehem                                     5.375   08/15/33    1,795,115              1,795,115
  2,310             2,310 Luzerne Cnty, PA Ser A (MBIA Insd) (a)                5.250   11/15/17    2,582,695              2,582,695
  4,000    1,000    5,000 Luzerne Cnty, PA Ser A (MBIA Insd)                    5.250   11/15/25    4,396,400  1,099,100   5,495,500

             VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                  (UNAUDITED)


   VPQ    VPV    PROFORMA
   PAR    PAR      PAR                                                                              VPQ        VPV       PROFORMA
 AMOUNT  AMOUNT   AMOUNT                                                                           MARKET     MARKET      MARKET
  (000)   (000)    (000)  DESCRIPTION                                           COUPON  MATURITY    VALUE      VALUE       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  3,000             3,000 Lycoming Cnty, PA Auth College Rev PA College of
                            Technology (AMBAC Insd)                             5.350   07/01/26    3,316,140              3,316,140
           5,000    5,000 Lycoming Cnty, PA Auth College Rev PA College of
                            Technology (AMBAC Insd)                             5.375   07/01/30               5,471,500   5,471,500
           1,000    1,000 Mercer Cnty, PA (FGIC Insd)                           5.500   10/01/15               1,131,920   1,131,920
  2,500             2,500 Mercer Cnty, PA Indl Dev Auth Wtr Facs
                            Philadelphia Sub Corp (AMT) (MBIA Insd)             6.000   07/01/30    2,794,750              2,794,750
           1,000    1,000 Mifflin Cnty, PA Hosp Auth (Radian Insd)              6.200   07/01/25               1,129,250   1,129,250
  1,000    1,000    2,000 Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr     6.000   01/01/43    1,061,210  1,061,210   2,122,420
           1,150    1,150 Monroeville, PA Muni Auth San Swr Rev Ser B
                            (MBIA Insd) (a)                                     5.250   12/01/17               1,283,446   1,283,446
  2,000    1,000    3,000 Montgomery Cnty, PA Higher Ed & Hlth Auth
                            Hosp Rev Abington Mem Hosp Ser A                    5.125   06/01/32    2,038,720  1,019,360   3,058,080
  1,000      900    1,900 Montgomery Cnty, PA Indl Dev Auth Rev Res Rec
                            Montenay Proj Ser A (MBIA Insd)                     5.250   11/01/14    1,134,780  1,021,302   2,156,082
  2,345             2,345 Moon Indl Dev Auth PA Ed Fac Rev Ellis Sch Proj       5.800   03/01/25    2,517,287              2,517,287
           1,225    1,225 Northampton Twp, PA (FGIC Insd) (a)                   5.375   05/15/15               1,365,287   1,365,287
  1,000             1,000 Pennsylvania Econ Dev Fin Auth Res Recovery Rev
                            Colver Proj Ser D (AMT)                             7.150   12/01/18    1,023,470              1,023,470
  2,500             2,500 Pennsylvania Hsg Fin Agy Single Family Mtg Rev
                            Ser 70A (AMT)                                       5.900   04/01/31    2,598,000              2,598,000
  2,000             2,000 Pennsylvania Hsg Fin Agy Single Family Mtg
                            Ser 61A (AMT)                                       5.500   04/01/29    2,051,380              2,051,380
  2,395             2,395 Pennsylvania Hsg Fin Agy Single Family Mtg
                            Ser 66A (AMT)                                       5.650   04/01/29    2,459,042              2,459,042
  1,260             1,260 Pennsylvania Hsg Fin Agy Single Family Mtg
                            Ser 67A (AMT)                                       5.900   10/01/30    1,300,307              1,300,307
           1,500    1,500 Pennsylvania Intergvtl Coop Auth Spl Tax Rev
                            Philadelphia Fdg Pgm Rfdg (FGIC Insd)               5.500   06/15/20               1,556,820   1,556,820
  3,000             3,000 Pennsylvania St Higher Ed Fac Auth Rev
                            Drexel Univ (a)                                     5.500   05/01/16    3,356,490              3,356,490
  1,500             1,500 Pennsylvania St Higher Ed Fac Auth Rev Drexel Univ
                            (Prerefunded @ 05/01/09)                            6.000   05/01/24    1,639,860              1,639,860
  1,750             1,750 Pennsylvania St Higher Ed Fac Auth Rev Drexel Univ
                            (Prerefunded @ 05/01/09)                            6.000   05/01/29    1,917,510              1,917,510
           1,000    1,000 Pennsylvania St Higher Ed Fac Auth Rev Drexel Univ    5.500   05/01/17               1,116,690   1,116,690
  2,000    1,000    3,000 Pennsylvania St Higher Ed Fac Auth Rev La Salle Univ  5.500   05/01/34    2,086,260  1,043,130   3,129,390
  1,170    1,000    2,170 Pennsylvania St Higher Ed Fac Auth Rev Thomas
                            Jefferson Univ                                      5.375   01/01/25    1,918,698  1,084,010   3,002,708
  1,500    1,500    3,000 Pennsylvania St Higher Ed Fac Auth Rev Univ Sciences
                            Philadelphia Ser A (XLCA Insd) (b)                  5.000   11/01/36    1,560,690  1,560,690   3,121,380
  1,000    1,000    2,000 Pennsylvania St Higher Ed Fac Messiah College
                            Ser AA3 (Radian Insd)                               5.500   11/01/22    1,095,070  1,095,070   2,190,140
           1,645    1,645 Pennsylvania St Higher Ed Fac Philadelphia College
                            Osteopathic Med (a)                                 5.000   12/01/17               1,774,659   1,774,659
           1,725    1,725 Pennsylvania St Higher Ed Fac Philadelphia College
                            Osteopathic Med (a)                                 5.000   12/01/18               1,852,615   1,852,615
  1,000             1,000 Pennsylvania St Higher Ed Fac Auth Rev UPMC
                            Hlth Sys Ser A                                      6.250   01/15/18    1,142,340              1,142,340
  3,600             3,600 Pennsylvania St Higher Ed Fac Auth Rev UPMC
                            Hlth Sys Ser A (FSA Insd)                           5.000   08/01/29    3,725,100              3,725,100
           1,000    1,000 Pennsylvania St Higher Ed UPMC Hlth Sys Ser A         6.250   01/15/17               1,144,640   1,144,640
  3,000    2,000    5,000 Pennsylvania St Higher Ed UPMC Hlth Sys Ser A         6.000   01/15/31    3,334,770  2,223,180   5,557,950
           1,000    1,000 Pennsylvania St Indl Dev Auth Econ Dev (AMBAC Insd)   5.500   07/01/14               1,132,100   1,132,100
  1,200             1,200 Pennsylvania St Tpk Commn Tpk Rev Ser A (AMBAC Insd)  5.250   12/01/21    1,344,216              1,344,216
           3,015    3,015 Pennsylvania St Tpk Commn Ser T Rfdg (FGIC Insd)      5.500   12/01/10               3,415,995   3,415,995
  4,505             4,505 Pennsylvania St Tpk Commn Tpk Rev Ser T Rfdg
                            (FGIC Insd)                                         5.500   12/01/13    5,214,718              5,214,718
  2,000             2,000 Pennsylvania St Univ                                  5.000   09/01/29    2,110,120              2,110,120
  1,000    1,500    2,500 Pennsylvania St Univ                                  5.000   09/01/35    1,049,860  1,574,790   2,624,650
  1,390             1,390 Pennsylvania St Univ Rfdg                             5.250   08/15/14    1,583,391              1,583,391
  1,500             1,500 Philadelphia, PA (FSA Insd)                           5.250   09/15/25    1,636,905              1,636,905
  5,000             5,000 Philadelphia, PA Auth for Indl Ser B (FSA Insd)       5.500   10/1/017    5,637,700              5,637,700
  2,000             2,000 Philadelphia, PA Auth for Indl Ser B (FSA Insd)       5.125   10/01/26    2,145,300              2,145,300
  1,000    1,000    2,000 Philadelphia, PA Auth Indl Dev Amern College Of
                            Physicians                                          5.500   06/15/27    1,054,020  1,054,020   2,108,040
  2,250             2,250 Philadelphia, PA Auth Indl Dev Philadelphia
                            Arpt Sys Proj Ser A (AMT) (FGIC Insd)               5.125   07/01/19    2,397,938              2,397,938
  2,000    1,500    3,500 Philadelphia, PA Gas Wks Rev 1975 Gen
                            Ordinance 17th Ser (FSA Insd)                       5.375   07/01/19    2,227,320  1,670,490   3,897,810
  3,250             3,250 Philadelphia, PA Gas Wks Rev Second Ser (FSA Insd)    5.250   07/01/29    3,487,933              3,487,933
           1,000    1,000 Philadelphia, PA Hosp & Higher Ed Fac Auth
                            Hosp Rev PA Hosp Rfdg (Escrowed to Maturity)        6.250   07/01/06               1,050,920   1,050,920
  1,000             1,000 Philadelphia, PA Hosp & Higher Ed Fac Auth Rev
                            Chestnut Hill College                               6.000   10/01/29    1,017,180              1,017,180
           1,455    1,455 Philadelphia, PA Hosp & Higher Ed Fac Auth
                            Rev Cmnty College Ser B Rfdg (MBIA Insd) (a)        6.500   05/01/09               1,661,188   1,661,188
  4,675             4,675 Philadelphia, PA Redev Auth Rev Neighborhood Trans
                            Ser A (FGIC Insd)                                   5.250   04/15/12    5,255,168              5,255,168
  1,905             1,905 Philadelphia, PA Redev Auth Rev Neighborhood Trans
                            Ser A (FGIC Insd)                                   5.500   04/15/16    2,140,534              2,140,534
  1,250             1,250 Philadelphia, PA Sch Dist Ser A
                            (Prerefunded @ 02/01/11) (FSA Insd)                 5.750   02/01/13    1,431,200              1,431,200
           2,000    2,000 Philadelphia, PA Sch Dist Ser B
                            (Prerefunded @ 09/01/05) (AMBAC Insd)               5.500   09/01/18               2,059,160   2,059,160
           3,675    3,675 Philadelphia, PA Wtr & Wastewtr Rev Rfdg
                            (AMBAC Insd)                                        5.500   06/15/07               3,926,407   3,926,407
  3,000             3,000 Philadelphia, PA Wtr & Wastewtr Rev Rfdg
                            (MBIA Insd)                                         5.625   06/15/08    3,282,960              3,282,960
  4,000    4,500    8,500 Pittsburgh & Allegheny Cnty, PA Pub Aud Regl Asset
                            Dist Sales Tax (AMBAC Insd)                         5.000   02/01/24    4,278,240  4,813,020   9,091,260

             VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                  (UNAUDITED)


   VPQ    VPV    PROFORMA
   PAR    PAR      PAR                                                                              VPQ         VPV       PROFORMA
 AMOUNT  AMOUNT   AMOUNT                                                                           MARKET      MARKET      MARKET
  (000)   (000)    (000)  DESCRIPTION                                           COUPON  MATURITY    VALUE       VALUE       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  2,500             2,500 Pittsburgh, PA Ser A (AMBAC Insd)                     5.500   09/01/17   2,760,050               2,760,050
  3,000             3,000 Pittsburgh, PA Ser A (Prerefunded @ 09/01/09)
                            (FGIC Insd)                                         5.750   09/01/22   3,327,000               3,327,000
  1,000             1,000 Pittsburgh, PA Urban Redev Auth Cent Triangle Tax
                            Increment Ser A                                     6.100   05/01/19   1,083,210               1,083,210
           1,000    1,000 Pittsburgh, PA Urban Redev Auth Mtg Rev
                            Ser C Rfdg (AMT)                                    6.500   10/01/23               1,036,920   1,036,920
           1,570    1,570 Pittsburgh, PA Urban Redev Auth Mtg Rev
                            Ser C Rfdg (AMT) (GNMA Collateralized)              5.700   04/01/30               1,611,888   1,611,888
           1,765    1,765 Quaker Valley, PA Sch Dist (FSA Insd) (a)             5.375   04/01/20               1,987,849   1,987,849
  1,860             1,860 Quaker Valley, PA Sch Dist (FSA Insd) (a)             5.375   04/01/21   2,090,231               2,090,231
           1,375    1,375 Red Lion, PA Area Sch Dist Ser A (FSA Insd) (a) (b)   5.000   02/01/20               1,503,425   1,503,425
  1,000    1,000    2,000 Southcentral, PA Gen Auth Rev Wellspan Hlth Oblig
                            (MBIA Insd)                                         5.375   05/15/28   1,067,410   1,067,410   2,134,820
           1,000    1,000 State Pub Sch Bldg Auth PA Delaware Cnty
                            College Proj (MBIA Insd)                            5.750   10/01/16               1,133,640   1,133,640
  1,075             1,075 State Pub Sch Bldg Auth PA North Hampton Cnty
                            Ser A Rfdg (AMBAC Insd)                             5.000   03/01/20   1,161,699               1,161,699
             360      360 State Pub Sch Bldg Auth PA Sch Conneaut Sch
                            Dist Proj (FGIC Insd)                               5.250   11/01/19                 400,964     400,964
             640      640 State Pub Sch Bldg Auth PA Sch Conneaut Sch
                            Dist Proj (FGIC Insd) (Prerefunded @ 11/01/13)      5.250   11/01/19                 727,270     727,270
  1,000             1,000 State Pub Sch Bldg Auth PA Sch Conneaut Sch
                            Dist Proj (FGIC Insd)                               5.250   11/01/22   1,108,040               1,108,040
           2,480    2,480 State Pub Sch Bldg Auth PA Sch Conneaut Sch
                            Dist Proj (FGIC Insd) (a)                           5.250   11/01/23               2,746,972   2,746,972
           1,000    1,000 Susquehanna Area Regl Arpt Auth PA Ser A (AMT)
                            (AMBAC Insd)                                        5.375   01/01/21               1,080,010   1,080,010
  2,545             2,545 Susquehanna Area Regl Arpt Auth Ser A (AMT)
                            (AMBAC Insd) (a)                                    5.500   01/01/18   2,793,621               2,793,621
  1,500    1,000    2,500 Susquehanna Area Regl Arpt Auth PA Ser D              5.375   01/01/18   1,552,185   1,034,790   2,586,975
  1,000             1,000 Union Cnty, PA Higher Ed Fac Auth Bucknell
                            Univ Ser A                                          5.250   04/01/19   1,110,420               1,110,420
           1,000    1,000 Union Cnty, PA Higher Edl Bucknell Univ Ser A         5.250   04/01/21               1,106,330   1,106,330
             500      500 Union Cnty, PA Higher Edl Bucknell Univ Ser A         5.250   04/01/22                 552,835     552,835
  2,155             2,155 Uniontown Area, PA Sch Dist Ser A
                            (Prerefunded @ 10/01/12) (FSA Insd)                 5.500   10/01/27   2,425,840               2,425,840
  3,000             3,000 Uniontown Area, PA Sch Dist Ser A
                            (Prerefunded @ 10/01/12) (FSA Insd)                 5.500   10/01/30   3,345,360               3,345,360
    720      720    1,440 Washington Cnty, PA Auth Rev Cap Fdg
                            Proj & Equip Pgm (AMBAC Insd)                       6.150   12/01/29     766,778     766,778   1,533,556
  2,500    1,350    3,850 Washington Cnty, PA Ser A (AMBAC Insd)                5.125   09/01/27   2,651,925   1,432,040   4,083,965
           1,000    1,000 Wayne Highlands, PA Sch Dist (FSA Insd)               5.375   04/01/14               1,125,850   1,125,850
  1,000             1,000 West Shore, PA Area Hosp Auth Holy Spirit Hosp Proj   6.250   01/01/32   1,075,610               1,075,610
           1,000    1,000 Wilson, PA Area Sch Dist (FGIC Insd)                  5.125   03/15/16               1,103,420   1,103,420
  1,230             1,230 Wilson, PA Sch Dist Second Ser (FSA Insd)             5.375   05/15/15   1,378,018               1,378,018
           1,100    1,100 York Cnty, PA (AMBAC Insd)                            5.000   06/01/19               1,195,601   1,195,601
  1,240             1,240 York Cnty, PA Sch Technology Auth Lease Rev
                            (FGIC Insd)                                         5.375   02/15/18   1,394,926               1,394,926
             500      500 York Cnty, PA Sch Technology Auth Lease Rev
                            (FGIC Insd)                                         5.500   02/15/22                 566,205     566,205
           1,000    1,000 York Cnty, PA Sch Technology Auth Lease Rev
                            (FGIC Insd)                                         5.500   02/15/23               1,130,770   1,130,770
                                                                                                 -----------------------------------
                                                                                                 201,231,325 110,348,581 311,579,906
                                                                                                 -----------------------------------
                          GUAM 0.8%

           1,585    1,585 Guam Intl Arpt Auth Gen Ser B (MBIA Insd)             5.250   10/01/21               1,757,226   1,757,226
                                                                                        --------------------------------------------

                          PUERTO RICO 2.4%

           4,000  $ 4,000 Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
                            Rfdg (FSA Insd)                                     6.250   07/01/21               5,111,880   5,111,880
                                                                                        --------------------------------------------

                          U.S. VIRGIN ISLANDS 1.4%
           1,000    1,000 Virgin Islands Pub Fin Auth Rev Gross Rcpts
                            Taxes Nt Ser A                                      6.375   10/01/19               1,157,460   1,157,460
  1,500             1,500 Virgin Islands Pub Fin Auth Rev Gross Rcpts
                            Taxes Nt Ser A                                      6.500   10/01/24   1,737,525               1,737,525
                                                                                                 -----------------------------------
                                                                                                   1,737,525   1,157,460   2,894,985
                                                                                                 -----------------------------------

TOTAL LONG-TERM INVESTMENTS 150.4%
   (Cost $571,718,197)                                                                           202,968,850 118,375,147 321,343,997

SHORT-TERM INVESTMENTS 2.2%

    600    2,400    3,000 Delaware Cnty, PA Indl Dev Auth Dates United
                            Parcel Svc Proj (c)                                 1.750   12/01/15      600,000  2,400,000   3,000,000
           1,100    1,100 Delaware Cnty, PA Indl Dev Auth Pollutn Ctl
                            Rev Exelon Rmkt (c)                                 1.970   04/01/05               1,100,000   1,100,000

             VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST (VPQ) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                  (UNAUDITED)



   VPQ    VPV    PROFORMA
   PAR    PAR      PAR                                                                          VPQ         VPV        PROFORMA
 AMOUNT  AMOUNT   AMOUNT                                                                       MARKET      MARKET       MARKET
  (000)   (000)    (000)  DESCRIPTION                                    COUPON  MATURITY       VALUE       VALUE        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    520               520 Lehigh Cnty, PA Gen Purp Auth Adj Hosp
                            Lehigh Vy Hosp Ser A (c)                       1.820   07/01/28      520,000                    520,000
                                                                                            ---------------------------------------
TOTAL SHORT-TERM INVESTMENTS 2.2%                                                              1,120,000    3,500,000     4,620,000
    (Cost $21,820,000)                                                                      ---------------------------------------

TOTAL INVESTMENTS 152.6%
   (Cost $593,538,197)                                                                       204,088,850  121,875,147   325,963,997

LIABILITIES IN EXCESS OF OTHER ASSETS (1.1%)                                                     816,264   (3,081,105)   (2,264,841)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS) (51.5%)                                   (65,038,466) (45,011,404) (110,049,870)
                                                                                            ---------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES 100.0%                                               $139,866,648  $73,782,638  $213,649,286
                                                                                            =======================================



Percentages are calculated as a percentage of net assets applicable to common shares.

*        Zero Coupon Bond

(a)      The Trust owns 100% of bond issuance.

(b)      Securities purchased on a when-issued or delayed delivery basis.

(c) Security includes a put feature allowing the Trust to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Trust based on the most recent reset date.

ACA      American Capital Access

AMBAC    AMBAC Indemnity Corp.

AMT      Alternative Minimum Tax

FGIC     Financial Guaranty Insurance Co.

FHA      Federal Housing Administration

FSA      Financial Security Assurance Inc.

GNMA     Government National Mortgage Association

LOC      Letter of Credit

MBIA     Municipal Bond Investors Assurance Corp.

Radian   Radian Asset Assurance

XLCA     XL Capital Assurance Inc.

         VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST (VAP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)

  VAP      VPV   PROFORMA
  PAR      PAR      PAR
AMOUNT   AMOUNT   AMOUNT                                                                       VAP            VPV         PROFORMA
 (000)    (000)    (000)   DESCRIPTION                                   COUPON  MATURITY  MARKET VALUE  MARKET VALUE   MARKET VALUE
====================================================================================================================================
                         MUNICIPAL BONDS 153.7%
                         PENNSYLVANIA 147.5%

         $1,000   $1,000 Allegheny Cnty, PA Arpt Auth Pittsburgh
                          Intl Arpt Rfdg (AMT) (FGIC Insd)               5.750%  01/01/18                $ 1,077,480    $ 1,077,480
$1,000             1,000 Allegheny Cnty, PA Higher Ed Bldg Carnegie
                          Mellon Univ                                    5.125   03/01/32  $ 1,046,090                    1,046,090
 1,500             1,500 Allegheny Cnty, PA Higher Ed Bldg Carnegie
                          Mellon Univ                                    5.250   03/01/32    1,590,390                    1,590,390
          1,360    1,360 Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
                          Sys Ser A (MBIA Insd)                          6.500   11/15/30                  1,595,457      1,595,457
          2,000    2,000 Allegheny Cnty, PA Port Auth Spl Rev Trans
                          (Prerefunded @ 03/01/09) (MBIA Insd)           6.000   03/01/24                  2,266,020      2,266,020
   905      905    1,810 Allegheny Cnty, PA Residential Mtg Single
                          Family Ser KK-2 (AMT) (GNMA Collateralized)    5.750   05/01/33      941,037       941,037      1,882,074
          1,525    1,525 Allegheny Cnty, PA Residential Mtg Single
                          Family Ser MM (AMT) (GNMA Collateralized)      5.200   05/01/33                  1,558,733      1,558,733
 1,000             1,000 Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd) 5.750   12/01/13    1,144,810                    1,144,810
 1,830             1,830 Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd) 5.750   12/01/18    2,092,166                    2,092,166
 2,000    1,000    3,000 Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd) 5.500   12/01/24    2,243,860     1,121,930      3,365,790
          2,600    2,600 Allentown, PA Area Hosp Auth Rev Sacred Heart
                          Hosp of Allentown Ser A Rfdg                   6.750   11/15/14                  2,629,536      2,629,536
          1,000    1,000 Ambridge, PA Area Sch Dist (MBIA Insd)          5.500   11/01/31                  1,107,700      1,107,700
 2,640             2,640 Bensalem Twp, PA Sch Dist (FGIC Insd) (a)       5.000   08/15/18    2,876,993                    2,876,993
          1,695    1,695 Berks Cnty, PA Muni Auth Albright College
                          Proj (a)                                       5.500   10/01/16                  1,841,804      1,841,804
          1,800    1,800 Berks Cnty, PA Muni Auth Albright College
                          Proj (a)                                       5.500   10/01/17                  1,944,108      1,944,108
          2,000    2,000 Berks Cnty, PA Muni Auth Hosp Rev Reading
                          Hosp & Med Ctr Proj (Prerefunded @ 11/01/09)
                          (FSA Insd)                                     6.000   11/01/29                  2,313,380      2,313,380
 1,000    1,000    2,000 Bethlehem, PA Auth Wtr Gtd (FSA Insd)           5.000   11/15/19    1,097,700     1,097,700      2,195,400
 1,150             1,150 Bucks Cnty, PA Wtr & Swr Rev Neshaminy
                          Interceptor Ser A (AMBAC Insd) (a)             5.375   06/01/14    1,292,773                    1,292,773
 1,215             1,215 Bucks Cnty, PA Wtr & Swr Rev Neshaminy
                          Interceptor Ser A (AMBAC Insd) (a)             5.375   06/01/15    1,364,895                    1,364,895
          1,000    1,000 Canon McMillan Sch Dist PA Ser B (FGIC Insd)    5.500   12/01/29                  1,102,430      1,102,430
   870      870    1,740 Carbon Cnty, PA Indl Dev Auth Panther Creek
                          Partn Proj Rfdg (AMT) (LOC: Paribas &
                          Union Bk of CA Intl)                           6.650   05/01/10      945,003       945,003      1,890,006
 1,500    1,000    2,500 Central Dauphin, PA Sch Dist (FSA Insd)         5.000   12/01/19    1,638,405     1,092,270      2,730,675
          1,000    1,000 Chester Cnty, PA Indl Dev Auth Rev Collegium
                          Charter Sch Proj Ser A (ACA Insd)              5.500   04/15/31                  1,058,360      1,058,360
          1,000    1,000 Cumberland Cnty, PA Muni Auth Dickinson
                          College Ser A (AMBAC Insd)                     5.500   11/01/30                  1,101,100      1,101,100
 5,000             5,000 Dauphin Cnty, PA Genl Auth Hosp Rev Hapsco
                          Western PA Hosp Proj B Rfdg (Escrowed to
                          Maturity) (MBIA Insd)                          6.250   07/01/16    5,902,900                    5,902,900
 1,000    1,000    2,000 Delaware Cnty, PA Auth College Neumann
                          College Rfdg                                   6.000   10/01/31    1,040,790     1,040,790      2,081,580
          1,000    1,000 Delaware Cnty, PA Auth Hosp Rev Crozer
                          Chester Med Ctr                                6.000   12/15/09                  1,011,450      1,011,450
 1,500    1,500    3,000 Delaware Vly, PA Regl Fin Auth                  5.750   07/01/17    1,749,255     1,749,255      3,498,510
          1,010    1,010 Erie, PA Ser A (FSA Insd)                       5.000   11/15/18                  1,111,283      1,111,283
 2,735             2,735 Exeter Twp, PA Sch Dist (FGIC Insd)             5.000   05/15/25    2,916,002                    2,916,002
 2,000             2,000 Greater Latrobe, PA Sch Auth (FGIC Insd)        5.250   04/01/17    2,214,720                    2,214,720
 1,500    1,000    2,500 Harrisburg, PA Auth Res Gtd Sub Ser D-2
                          (FSA Insd)                                     5.000   12/01/33    1,643,595     1,095,730      2,739,325
          1,575    1,575 Harrisburg, PA Auth Wtr Rev Rfdg (FSA Insd)     5.000   07/15/21                  1,706,339      1,706,339
 1,345    1,000    2,345 Jenkintown, PA Sch Dist Ser A (FGIC Insd) (b)   5.000   05/15/28    1,404,570     1,044,290      2,448,860
          2,000    2,000 Lehigh Cnty, PA Gen Purp Auth Cedar Crest
                          College Rfdg                                   6.700   04/01/26                  2,092,460      2,092,460
          1,000    1,000 Luzerne Cnty, PA Ser A (MBIA Insd)              5.250   11/15/25                  1,099,100      1,099,100
 1,000             1,000 Lycoming Cnty, PA Auth College Rev PA
                          College of Technology (AMBAC Insd)             5.350   07/01/26    1,105,380                    1,105,380
          5,000    5,000 Lycoming Cnty, PA Auth College Rev PA
                          College of Technology (AMBAC Insd)             5.375   07/01/30                  5,471,500      5,471,500
   905               905 Mars, PA Area Sch Dist Ser AA (MBIA Insd)         *     09/01/19      477,342                      477,342
   495               495 Mars, PA Area Sch Dist Ser AA (MBIA Insd)         *     09/01/21      233,412                      233,412
          1,000    1,000 Mercer Cnty, PA (FGIC Insd)                     5.500   10/01/15                  1,131,920      1,131,920
 2,500             2,500 Mercer Cnty, PA Indl Dev Auth Wtr Facs
                          Philadelphia Sub Corp (AMT) (MBIA Insd)        6.000   07/01/30    2,794,750                    2,794,750
          1,000    1,000 Mifflin Cnty, PA Hosp Auth (Radian Insd)        6.200   07/01/25                  1,129,250      1,129,250
 1,000    1,000    2,000 Monroe Cnty, PA Hosp Auth Rev Hosp Pocono
                          Med Ctr                                        6.000   01/01/43    1,061,210     1,061,210      2,122,420
 1,205             1,205 Monroeville, PA Muni Auth San Ser B
                          (MBIA Insd)                                    5.250   12/01/18    1,342,394                    1,342,394
 1,350             1,350 Monroeville, PA Muni Auth San Ser B
                          (MBIA Insd) (a)                                5.250   12/01/20    1,498,082                    1,498,082
          1,150    1,150 Monroeville, PA Muni Auth San Swr Rev Ser B
                          (MBIA Insd) (a)                                5.250   12/01/17                  1,283,446      1,283,446
 1,500    1,000    2,500 Montgomery Cnty, PA Higher Ed & Hlth Auth
                          Hosp Rev Abington Mem Hosp Ser A               5.125   06/01/32    1,529,040     1,019,360      2,548,400
 1,000      900    1,900 Montgomery Cnty, PA Indl Dev Auth Rev Res
                          Rec Montenay Proj Ser A (MBIA Insd)            5.250   11/01/14    1,134,780     1,021,302      2,156,082
          1,225    1,225 Northampton Twp, PA (FGIC Insd) (a)             5.375   05/15/15                  1,365,287      1,365,287
 2,395             2,395 Pennsylvania Hsg Fin Agy Single Family Mtg
                          Ser 66A (AMT)                                  5.650   04/01/29    2,459,042                    2,459,042
          1,500    1,500 Pennsylvania Intergvtl Coop Auth Spl Tax Rev
                          Philadelphia Fdg Pgm Rfdg (FGIC Insd)          5.500   06/15/20                  1,556,820      1,556,820
 2,000    1,000    3,000 Pennsylvania St Higher Ed Fac Auth Rev
                          Drexel Univ                                    5.500   05/01/17    2,233,380     1,116,690      3,350,070

         VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST (VAP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


  VAP      VPV   PROFORMA
  PAR      PAR      PAR
AMOUNT   AMOUNT   AMOUNT                                                                       VAP            VPV         PROFORMA
 (000)    (000)    (000)   DESCRIPTION                                   COUPON  MATURITY  MARKET VALUE  MARKET VALUE   MARKET VALUE
====================================================================================================================================
 1,000    1,000    2,000 Pennsylvania St Higher Ed Fac Auth Rev
                          La Salle Univ                                  5.500   05/01/34    1,043,130     1,043,130      2,086,260
 1,000    1,000    2,000 Pennsylvania St Higher Ed Fac Auth Rev
                          Thomas Jefferson Univ                          5.375   01/01/25    1,084,010     1,084,010      2,168,020
 1,500    1,500    3,000 Pennsylvania St Higher Ed Fac Auth Rev
                          Univ Sciences Philadelphia Ser A
                          (XLCA Insd) (b)                                5.000   11/01/36    1,560,690     1,560,690      3,121,380
 1,500             1,500 Pennsylvania St Higher Ed Fac Clarion Univ
                          Fndtn Inc Ser A (XLCA Insd)                    5.250   07/01/18    1,649,130                    1,649,130
 1,500             1,500 Pennsylvania St Higher Ed Fac Clarion Univ
                          Fndtn Inc Ser A (XLCA Insd)                    5.000   07/01/33    1,556,805                    1,556,805
 1,000    1,000    2,000 Pennsylvania St Higher Ed Fac Messiah
                          College Ser AA3 (Radian Insd)                  5.500   11/01/22    1,095,070     1,095,070      2,190,140
 1,560             1,560 Pennsylvania St Higher Ed Fac Philadelphia
                          College Osteopathic Med (a)                    5.000   12/01/16    1,690,556                    1,690,556
          1,645    1,645 Pennsylvania St Higher Ed Fac Philadelphia
                          College Osteopathic Med (a)                    5.000   12/01/17                  1,774,659      1,774,659
          1,725    1,725 Pennsylvania St Higher Ed Fac Philadelphia
                          College Osteopathic Med (a)                    5.000   12/01/18                  1,852,615      1,852,615
          1,000    1,000 Pennsylvania St Higher Ed UPMC Hlth Sys Ser A   6.250   01/15/17                  1,144,640      1,144,640
 1,850    2,000    3,850 Pennsylvania St Higher Ed UPMC Hlth Sys Ser A   6.000   01/15/31    2,056,442     2,223,180      4,279,622
          1,000    1,000 Pennsylvania St Indl Dev Auth Econ Dev
                          (AMBAC Insd)                                   5.500   07/01/14                  1,132,100      1,132,100
 3,015    3,015    6,030 Pennsylvania St Tpk Commn Ser T Rfdg
                          (FGIC Insd)                                    5.500   12/01/10    3,415,995     3,415,995      6,831,990
          1,500    1,500 Pennsylvania St Univ                            5.000   09/01/35                  1,574,790      1,574,790
 1,970             1,970 Pennsylvania St Univ Rfdg                       5.250   03/01/18    2,189,891                    2,189,891
 1,500             1,500 Philadelphia, PA (FSA Insd)                     5.250   09/15/25    1,636,905                    1,636,905
 1,005    1,000    2,005 Philadelphia, PA Auth Indl Dev Amern
                          College Of Physicians                          5.500   06/15/27    1,059,290     1,054,020      2,113,310
 2,500             2,500 Philadelphia, PA Auth Indl Dev Philadelphia
                          Arpt Sys Proj Ser A (AMT) (FGIC Insd)          5.250   07/01/28    2,621,050                    2,621,050
 4,250             4,250 Philadelphia, PA Gas Wks Rev 12th Ser B
                          (Escrowed to Maturity) (MBIA Insd)             7.000   05/15/20    5,317,770                    5,317,770
          1,500    1,500 Philadelphia, PA Gas Wks Rev 1975 Gen Ordinance
                          17th Ser (FSA Insd)                            5.375   07/01/19                  1,670,490      1,670,490
          1,000    1,000 Philadelphia, PA Hosp & Higher Ed Fac Auth
                          Hosp Rev PA Hosp Rfdg (Escrowed to Maturity)   6.250   07/01/06                  1,050,920      1,050,920
          1,455    1,455 Philadelphia, PA Hosp & Higher Ed Fac Auth
                          Rev Cmnty College Ser B Rfdg (MBIA Insd) (a)   6.500   05/01/09                  1,661,188      1,661,188
          2,000    2,000 Philadelphia, PA Sch Dist Ser B (Prerefunded
                          @ 09/01/05) (AMBAC Insd)                       5.500   09/01/18                  2,059,160      2,059,160
 4,100             4,100 Philadelphia, PA Wtr & Swr Rev Cap Apprec
                          14th Ser (MBIA Insd)                             *     10/01/07    3,821,036                    3,821,036
          3,675    3,675 Philadelphia, PA Wtr & Wastewtr Rev Rfdg
                          (AMBAC Insd)                                   5.500   06/15/07                  3,926,407      3,926,407
 5,000    4,500    9,500 Pittsburgh & Allegheny Cnty, PA Pub Aud Regl
                          Asset Dist Sales Tax (AMBAC Insd)              5.000   02/01/24    5,347,800     4,813,020     10,160,820
 1,000             1,000 Pittsburgh, PA Pub Pkg Auth Rev Ser B
                          (FGIC Insd) (b)                                5.000   12/01/23    1,077,580                    1,077,580
 2,500             2,500 Pittsburgh, PA Ser A (AMBAC Insd)               5.500   09/01/17    2,760,050                    2,760,050
 2,000             2,000 Pittsburgh, PA Ser A (Prerefunded @ 09/01/09)
                          (FGIC Insd)                                    5.750   09/01/21    2,218,000                    2,218,000
          1,000    1,000 Pittsburgh, PA Urban Redev Auth Mtg Rev Ser C
                          Rfdg (AMT)                                     6.500   10/01/23                  1,036,920      1,036,920
          1,570    1,570 Pittsburgh, PA Urban Redev Auth Mtg Rev Ser C
                          Rfdg (AMT) (GNMA Collateralized)               5.700   04/01/30                  1,611,888      1,611,888
 2,000             2,000 Pittsburgh, PA Wtr & Swr Rfdg (FGIC Insd)       6.500   09/01/13    2,395,020                    2,395,020
          1,765    1,765 Quaker Valley, PA Sch Dist (FSA Insd) (a)       5.375   04/01/20                  1,987,849      1,987,849
          1,375    1,375 Red Lion, PA Area Sch Dist Ser A
                          (FSA Insd) (a) (b)                             5.000   02/01/20                  1,503,425      1,503,425
 1,000    1,000    2,000 Southcentral, PA Gen Auth Rev Wellspan Hlth
                          Oblig (MBIA Insd)                              5.375   05/15/28    1,067,410     1,067,410      2,134,820
          1,000    1,000 State Pub Sch Bldg Auth PA Delaware Cnty
                          College Proj (MBIA Insd)                       5.750   10/01/16                  1,133,640      1,133,640
   685               685 State Pub Sch Bldg Auth PA Sch Conneaut
                          Sch Dist (FGIC Insd)                           5.250   11/01/18      764,412                      764,412
 1,220             1,220 State Pub Sch Bldg Auth PA Sch Conneaut
                          Sch Dist (FGIC Insd) (Prerefunded @ 11/01/13)  5.250   11/01/18    1,386,359                    1,386,359
            360      360 State Pub Sch Bldg Auth PA Sch Conneaut
                          Sch Dist Proj (FGIC Insd)                      5.250   11/01/19                    400,964        400,964
            640      640 State Pub Sch Bldg Auth PA Sch Conneaut
                          Sch Dist Proj (FGIC Insd) (Prerefunded
                          @ 11/01/13)                                    5.250   11/01/19                    727,270        727,270
          2,480    2,480 State Pub Sch Bldg Auth PA Sch Conneaut
                          Sch Dist Proj (FGIC Insd) (a)                  5.250   11/01/23                  2,746,972      2,746,972
 1,205             1,205 State Pub Sch Bldg Auth PA Sch Tuscarora
                          Sch Dist Proj (FSA Insd) (a)                   5.250   04/01/20    1,336,176                    1,336,176
 1,270             1,270 State Pub Sch Bldg Auth PA Sch Tuscarora
                          Sch Dist Proj (FSA Insd) (a)                   5.250   04/01/21    1,405,039                    1,405,039
          1,000    1,000 Susquehanna Area Regl Arpt Auth PA Ser A
                          (AMT) (AMBAC Insd)                             5.375   01/01/21                  1,080,010      1,080,010
 1,500    1,000    2,500 Susquehanna Area Regl Arpt Auth PA Ser D        5.375   01/01/18    1,552,185     1,034,790      2,586,975
 1,850             1,850 Trinity Area Sch Dist PA (FGIC Insd)            5.250   11/01/20    2,056,867                    2,056,867
          1,000    1,000 Union Cnty, PA Higher Edl Bucknell Univ Ser A   5.250   04/01/21                  1,106,330      1,106,330
            500      500 Union Cnty, PA Higher Edl Bucknell Univ Ser A   5.250   04/01/22                    552,835        552,835
 1,285             1,285 Unity Twp, PA Muni Auth Swr Rev (FSA Insd)      5.000   12/01/24    1,383,675                    1,383,675
            720      720 Washington Cnty, PA Auth Rev Cap Fdg Proj
                          & Equip Pgm (AMBAC Insd)                       6.150   12/01/29                    766,778        766,778
          1,350    1,350 Washington Cnty, PA Ser A (AMBAC Insd)          5.125   09/01/27                  1,432,040      1,432,040
          1,000    1,000 Wayne Highlands, PA Sch Dist (FSA Insd)         5.375   04/01/14                  1,125,850      1,125,850
          1,000    1,000 Wilson, PA Area Sch Dist (FGIC Insd)            5.125   03/15/16                  1,103,420      1,103,420
 1,075             1,075 Wilson, PA Sch Dist Second Ser (FSA Insd)       5.375   05/15/16    1,202,162                    1,202,162
          1,100    1,100 York Cnty, PA (AMBAC Insd)                      5.000   06/01/19                  1,195,601      1,195,601

         VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST (VAP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


  VAP      VPV   PROFORMA
  PAR      PAR      PAR
AMOUNT   AMOUNT   AMOUNT                                                                       VAP            VPV         PROFORMA
 (000)    (000)    (000)   DESCRIPTION                                   COUPON  MATURITY  MARKET VALUE  MARKET VALUE   MARKET VALUE
====================================================================================================================================
            500      500 York Cnty, PA Sch Technology Auth Lease Rev
                          (FGIC Insd)                                    5.500   02/15/22                    566,205        566,205
          1,000    1,000 York Cnty, PA Sch Technology Auth Lease Rev
                          (FGIC Insd)                                    5.500   02/15/23                  1,130,770      1,130,770
                                                                                          ------------------------------------------
                                                                                           108,765,271   110,348,581    219,113,852
                                                                                          ------------------------------------------

                         GUAM 1.2%
          1,585    1,585 Guam Intl Arpt Auth Gen Ser B (MBIA Insd)       5.250   10/01/21                  1,757,226      1,757,226
                                                                                          ------------------------------------------

                         PUERTO RICO 3.4%
          4,000  $ 4,000 Puerto Rico Comwlth Hwy & Tran Auth Hwy
                          Rev Ser Y Rfdg (FSA Insd)                      6.250   07/01/21                  5,111,880      5,111,880
                                                                                          ------------------------------------------

                         U. S. VIRGIN ISLANDS 1.6%
 1,000             1,000 Virgin Islands Pub Fin Auth Rev Gross Rcpt
                          Taxes Ln Nt Ser A (ACA Insd)                   6.125   10/01/29    1,138,160                    1,138,160
          1,000    1,000 Virgin Islands Pub Fin Auth Rev Gross Rcpts
                          Taxes Nt Ser A                                 6.375   10/01/19                  1,157,460      1,157,460
                                                                                          ------------------------------------------
                                                                                             1,138,160     1,157,460      2,295,620
                                                                                          ------------------------------------------

TOTAL LONG-TERM INVESTMENTS 153.7%
 (Cost $571,718,197)                                                                       109,903,431   118,375,147    228,278,578

SHORT-TERM INVESTMENTS 7.7%

 2,700    2,400    5,100 Delaware Cnty, PA Indl Dev Auth Dates
                          United Parcel Svc Proj (c)                     1.750   12/01/15    2,700,000     2,400,000      5,100,000
 4,700    1,100    5,800 Delaware Cnty, PA Indl Dev Auth Pollutn
                          Ctl Rev Exelon Rmkt (c)                        1.970   04/01/05    4,700,000     1,100,000      5,800,000
   600               600 South Fork Muni Auth PA Hosp Rev Conemaugh
                          Hlth Sys Ser A (MBIA Insd) (c)                 1.820   07/01/28      600,000                      600,000
                                                                                          ------------------------------------------
TOTAL SHORT-TERM INVESTMENTS 7.7%                                                            8,000,000     3,500,000     11,500,000
 (Cost $21,820,000)                                                                       ------------------------------------------

TOTAL INVESTMENTS 161.5%
 (Cost $593,538,197)                                                                       117,903,431   121,875,147    239,778,578

LIABILITIES IN EXCESS OF OTHER ASSETS (4.2%)                                                (3,160,996)   (3,081,105)    (6,242,101)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS) (57.3%)                                 (40,008,110)  (45,011,404)   (85,019,514)
                                                                                          ------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES 100.0%                                             $ 74,734,325  $ 73,782,638   $148,516,963
                                                                                          ==========================================

Percentages are calculated as a percentage of net assets applicable to common shares.

*        Zero Coupon Bond
(a)      The Trust owns 100% of bond issuance.
(b)      Securities purchased on a when-issued or delayed delivery basis.
(c) Security includes a put feature allowing the Trust to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Trust based on the most recent reset date.

ACA      American Capital Access
AMBAC    AMBAC Indemnity Corp.
AMT      Alternative Minimum Tax
FGIC     Financial Guaranty Insurance Co.
FHA      Federal Housing Administration
FSA      Financial Security Assurance Inc.
GNMA     Government National Mortgage Association
LOC      Letter of Credit
MBIA     Municipal Bond Investors Assurance Corp.
Radian   Radian Asset Assurance
XLCA     XL Capital Assurance Inc.

      VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                  (UNAUDITED)


  VTP     VPV    PROFORMA
  PAR     PAR     PAR                                                                                 VTP       VPV
AMOUNT   AMOUNT   AMOUNT                                                                             MARKET    MARKET     PROFORMA
 (000)    (000)    (000)  DESCRIPTION                                          COUPON    MATURITY    VALUE     VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                          MUNICIPAL BONDS  152.6%
                          PENNSYLVANIA  146.7%

         $ 1,000  $ 1,000 Allegheny Cnty, PA Arpt Auth Pittsburgh Intl Arpt
                            Rfdg (AMT) (FGIC Insd)                              5.750%  01/01/18              $1,077,480 $ 1,077,480
$ 1,465             1,465 Allegheny Cnty, PA Higher Ed Duquesne Univ
                            Ser A (FGIC Insd)                                   5.000   03/01/17  $1,606,592               1,606,592
  1,560             1,560 Allegheny Cnty, PA Higher Ed Duquesne Univ Ser A
                            (FGIC Insd) (a)                                     5.000   03/01/18   1,706,999               1,706,999
           1,360    1,360 Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys
                            Ser A (MBIA Insd)                                   6.500   11/15/30               1,595,457   1,595,457
  3,000             3,000 Allegheny Cnty, PA Port Auth Spl Rev Trans
                            (FGIC Insd)                                         5.000   03/01/29   3,118,590               3,118,590
           2,000    2,000 Allegheny Cnty, PA Port Auth Spl Rev Trans
                            (Prerefunded @ 03/01/09) (MBIA Insd)                6.000   03/01/24               2,266,020   2,266,020
    730               730 Allegheny Cnty, PA Residential Fin Auth Mtg Rev
                            Single Family (AMT) (GNMA Collateralized)           7.100   05/01/24     730,978                 730,978
    510               510 Allegheny Cnty, PA Residential Fin Auth Mtg Rev Single
                            Family Ser II-1 (AMT) (GNMA Collateralized)         5.800   05/01/21     542,451                 542,451
    930               930 Allegheny Cnty, PA Residential Fin Auth Mtg Rev
                            Single Family Ser II-2 (AMT) (GNMA Collateralized)  5.800   11/01/20     992,087                 992,087
    900      905    1,805 Allegheny Cnty, PA Residential Mtg Single Family
                            Ser KK-2 (AMT) (GNMA Collateralized)                5.750   05/01/33     935,838     941,037   1,876,875
           1,525    1,525 Allegheny Cnty, PA Residential Mtg Single Family
                            Ser MM (AMT) (GNMA Collateralized)                  5.200   05/01/33               1,558,733   1,558,733
  2,220             2,220 Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd)       5.750   12/01/17   2,538,037               2,538,037
  2,900    1,000    3,900 Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd)       5.500   12/01/24   3,253,597   1,121,930   4,375,527
  2,070             2,070 Allegheny Cnty, PA Ser C 54 (Prerefunded @ 11/01/12)
                            (MBIA Insd)                                         5.375   11/01/18   2,359,676               2,359,676
  3,250             3,250 Allegheny Cnty, PA Ser C 54 (Prerefunded @ 11/01/12)
                            (MBIA Insd)                                         5.375   11/01/19   3,704,805               3,704,805
           2,600    2,600 Allentown, PA Area Hosp Auth Rev Sacred Heart
                            Hosp of Allentown Ser A Rfdg                        6.750   11/15/14               2,629,536   2,629,536
  1,175    1,000    2,175 Ambridge, PA Area Sch Dist (MBIA Insd)                5.500   11/01/31   1,301,547   1,107,700   2,409,247
           1,695    1,695 Berks Cnty, PA Muni Auth Albright College Proj (a)    5.500   10/01/16               1,841,804   1,841,804
           1,800    1,800 Berks Cnty, PA Muni Auth Albright College Proj (a)    5.500   10/01/17               1,944,108   1,944,108
  1,000    2,000    3,000 Berks Cnty, PA Muni Auth Hosp Rev Reading Hosp & Med
                            Ctr Proj (Prerefunded @ 11/01/09) (FSA Insd)        6.000   11/01/29    1,156,690  2,313,380   3,470,070
  1,460    1,000    2,460 Bethlehem, PA Auth Wtr Gtd (FSA Insd)                 5.000   11/15/19    1,602,642  1,097,700   2,700,342
  1,270             1,270 Bucks Cnty, PA Auth Wtr & Swr Rev Swr Sys
                            (AMBAC Insd) (a)                                    5.375   06/01/16    1,424,203              1,424,203
           1,000    1,000 Canon McMillan Sch Dist PA Ser B (FGIC Insd)          5.500   12/01/29               1,102,430   1,102,430
    870      870    1,740 Carbon Cnty, PA Indl Dev Auth Panther Creek Partn Proj
                            Rfdg (AMT) (LOC: Paribas & Union Bk of CA Intl)     6.650   05/01/10      945,003    945,003   1,890,006
  1,000    1,000    2,000 Central Dauphin, PA Sch Dist (FSA Insd)               5.000   12/01/19    1,092,270  1,092,270   2,184,540
  1,555    1,000    2,555 Chester Cnty, PA Indl Dev Auth Rev Collegium
                            Charter Sch Proj Ser A (ACA Insd)                   5.500   04/15/31    1,645,750  1,058,360   2,704,110
           1,000    1,000 Cumberland Cnty, PA Muni Auth Dickinson College
                            Ser A (AMBAC Insd)                                  5.500   11/01/30               1,101,100   1,101,100
           1,000    1,000 Delaware Cnty, PA Auth College Neumann College Rfdg   6.000   10/01/31               1,040,790   1,040,790
           1,000    1,000 Delaware Cnty, PA Auth Hosp Rev Crozer Chester
                            Med Ctr                                             6.000   12/15/09               1,011,450   1,011,450
  1,480             1,480 Delaware Cnty, PA Regl Wtr Quality Ctl Auth Swr
                            Rev (MBIA Insd) (a)                                 5.250   05/01/21    1,646,574              1,646,574
  2,500    1,500    4,000 Delaware Vly, PA Regl Fin Auth                        5.750   07/01/17    2,915,425  1,749,255   4,664,680
  2,800             2,800 Erie, PA Sch Dist (Prerefunded @ 09/01/10)
                            (AMBAC Insd)                                        5.800   09/01/29    3,199,420              3,199,420
           1,010    1,010 Erie, PA Ser A (FSA Insd)                             5.000   11/15/18               1,111,283   1,111,283
  4,440             4,440 Falls Twp, PA Hosp Auth Hosp Rev DE Vly Med Rfdg
                            (FHA Gtd)                                           7.000   08/01/22    4,614,936              4,614,936
  1,000             1,000 Fayette Cnty, PA (Prerefunded @ 11/15/10)
                            (AMBAC Insd)                                        5.625   11/15/28    1,137,640              1,137,640
  1,500    1,000    2,500 Harrisburg, PA Auth Res Gtd Sub Ser D-2 (FSA Insd)    5.000   12/01/33    1,643,595  1,095,730   2,739,325
  2,000    1,575    3,575 Harrisburg, PA Auth Wtr Rev Rfdg (FSA Insd)           5.000   07/15/21    2,166,780  1,706,339   3,873,119
  3,000             3,000 Hempfield, PA Area Sch Dist (FGIC Insd)               5.375   02/15/07    3,344,250              3,344,250
           1,000    1,000 Jenkintown, PA Sch Dist Ser A (FGIC Insd) (b)         5.000   05/15/28               1,044,290   1,044,290
           2,000    2,000 Lehigh Cnty, PA Gen Purp Auth Cedar Crest
                            College Rfdg                                        6.700   04/01/26               2,092,460   2,092,460
  2,000             2,000 Lehigh Cnty, PA Gen Purp Auth Rev Good
                            Shepherd Grp Ser A                                  5.500   11/01/24    2,088,340              2,088,340
  1,500             1,500 Lehigh Northampton, PA Arpt Ser A (AMT) (MBIA Insd)   6.000   05/15/25    1,669,965              1,669,965
  2,700             2,700 Lehigh Northampton, PA Arpt Ser A (AMT) (MBIA Insd)   6.000   05/15/30    3,005,937              3,005,937
  2,050             2,050 Luzerne Cnty, PA Ser A (MBIA Insd)                    5.250   11/15/19    2,283,434              2,283,434
  3,290    1,000    4,290 Luzerne Cnty, PA Ser A (MBIA Insd)                    5.250   11/15/25    3,616,039  1,099,100   4,715,139
  2,650             2,650 Lycoming Cnty, PA Auth College Rev PA College of
                            Technology (AMBAC Insd)                             5.350   07/01/26    2,929,257              2,929,257
           5,000    5,000 Lycoming Cnty, PA Auth College Rev PA College of
                            Technology (AMBAC Insd)                             5.375   07/01/30               5,471,500   5,471,500
           1,000    1,000 Mercer Cnty, PA (FGIC Insd)                           5.500   10/01/15               1,131,920   1,131,920
           1,000    1,000 Mifflin Cnty, PA Hosp Auth (Radian Insd)              6.200   07/01/25               1,129,250   1,129,250
  2,500             2,500 Mifflin Cnty, PA Hosp Auth Rev (Radian Insd)          6.200   07/01/30    2,823,125              2,823,125
           1,000    1,000 Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr     6.000   01/01/43               1,061,210   1,061,210
           1,150    1,150 Monroeville, PA Muni Auth San Swr Rev Ser B
                            (MBIA Insd) (a)                                     5.250   12/01/17               1,283,446   1,283,446
  1,280             1,280 Monroeville, PA Muni Auth San Swr Rev Ser B
                            (MBIA Insd) (a)                                     5.250   12/01/19    1,423,078              1,423,078

      VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                  (UNAUDITED)



  VTP     VPV    PROFORMA
  PAR     PAR     PAR                                                                                 VTP       VPV
AMOUNT   AMOUNT   AMOUNT                                                                             MARKET    MARKET     PROFORMA
 (000)    (000)    (000)  DESCRIPTION                                          COUPON    MATURITY    VALUE     VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
  2,000    1,000    3,000 Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp
                            Rev Abington Mem Hosp Ser A                         5.125   06/01/32    2,038,720  1,019,360   3,058,080
  1,000      900    1,900 Montgomery Cnty, PA Indl Dev Auth Rev Res Rec
                            Montenay Proj Ser A (MBIA Insd)                     5.250   11/01/14    1,134,780  1,021,302   2,156,082
  1,500             1,500 Mount Lebanon, PA Hosp Auth Saint Clair Mem
                            Hosp Ser A                                          5.625   07/01/32    1,565,925              1,565,925
  1,000             1,000 Northeastern PA Hosp & Ed Auth College Rev Gtd
                            Luzerne Cnty Cmnty College (Prerefunded @ 02/15/05)
                            (AMBAC Insd)                                        6.625   08/15/15    1,001,800              1,001,800
           1,225    1,225 Northampton Twp, PA (FGIC Insd) (a)                   5.375   05/15/15               1,365,287   1,365,287
  2,000             2,000 Pennsylvania Econ Dev Fin Auth Res Recovery Rev
                            Colver Proj Ser D (AMT)                             7.050   12/01/10    2,046,180              2,046,180
  1,450             1,450 Pennsylvania Econ Dev Fin York Wtr Co Proj Ser A
                            (AMT) (XLCA Insd)                                   5.000   04/01/16    1,553,951              1,553,951
  2,500             2,500 Pennsylvania Hsg Fin Agy Single Family Mtg Rev
                            Ser 70A (AMT)                                       5.900   04/01/31    2,598,000              2,598,000
  2,150             2,150 Pennsylvania Hsg Fin Agy Single Family Mtg
                            Ser 61A (AMT)                                       5.500   04/01/29    2,205,234              2,205,234
  1,255             1,255 Pennsylvania Hsg Fin Agy Single Family Mtg
                            Ser 67A (AMT)                                       5.900   10/01/30    1,295,147              1,295,147
           1,500    1,500 Pennsylvania Intergvtl Coop Auth Spl Tax Rev
                            Philadelphia Fdg Pgm Rfdg (FGIC Insd)               5.500   06/15/20               1,556,820   1,556,820
  1,000             1,000 Pennsylvania St Higher Ed Clarion Univ Fndtn Inc
                            Ser A (XLCA Insd)                                   5.000   07/01/28    1,045,010              1,045,010
  1,000    1,000    2,000 Pennsylvania St Higher Ed Fac Auth Rev Drexel Univ    5.500   05/01/17    1,116,690  1,116,690   2,233,380
  1,500    1,000    2,500 Pennsylvania St Higher Ed Fac Auth Rev La Salle Univ  5.500   05/01/34    1,564,695  1,043,130   2,607,825
  1,300             1,300 Pennsylvania St Higher Ed Fac Auth Rev Lycoming Clg
                            Assn Indpt (Radian Insd)                            5.250   11/01/19    1,419,080              1,419,080
  1,000    1,000    2,000 Pennsylvania St Higher Ed Fac Auth Rev Thomas
                            Jefferson Univ                                      5.375   01/01/25    1,084,010  1,084,010   2,168,020
  1,500    1,500    3,000 Pennsylvania St Higher Ed Fac Auth Rev Univ
                            Sciences Philadelphia Ser A (XLCA Insd) (b)         5.000   11/01/36    1,560,690  1,560,690   3,121,380
           1,000    1,000 Pennsylvania St Higher Ed Fac Messiah College
                            Ser AA3 (Radian Insd)                               5.500   11/01/22               1,095,070   1,095,070
           1,645    1,645 Pennsylvania St Higher Ed Fac Philadelphia College
                            Osteopathic Med (a)                                 5.000   12/01/17               1,774,659   1,774,659
           1,725    1,725 Pennsylvania St Higher Ed Fac Philadelphia College
                            Osteopathic Med (a)                                 5.000   12/01/18               1,852,615   1,852,615
  1,000             1,000 Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth
                            Sys Ser A                                           6.250   01/15/18    1,142,340              1,142,340
  3,000             3,000 Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth
                            Sys Ser A (FSA Insd)                                5.000   08/01/29    3,104,250              3,104,250
  1,000             1,000 Pennsylvania St Higher Ed Geneva College Proj         6.125   04/01/22    1,064,820              1,064,820
           1,000    1,000 Pennsylvania St Higher Ed UPMC Hlth Sys Ser A         6.250   01/15/17               1,144,640   1,144,640
  1,000    2,000    3,000 Pennsylvania St Higher Ed UPMC Hlth Sys Ser A         6.000   01/15/31    1,111,590  2,223,180   3,334,770
  1,165    1,000    2,165 Pennsylvania St Indl Dev Auth Econ Dev (AMBAC Insd)   5.500   07/01/14    1,318,897  1,132,100   2,450,997
  2,000             2,000 Pennsylvania St Second Ser (MBIA Insd)
                            (Prerefunded @ 10/01/09)                            5.750   10/01/17    2,270,620              2,270,620
  3,015    3,015    6,030 Pennsylvania St Tpk Commn Ser T Rfdg (FGIC Insd)      5.500   12/01/10    3,415,995  3,415,995   6,831,990
  1,500    1,500    3,000 Pennsylvania St Univ                                  5.000   09/01/35    1,574,790  1,574,790   3,149,580
  1,500             1,500 Pennsylvania St Univ Rfdg                             5.250   03/01/17    1,669,755              1,669,755
  1,550             1,550 Perkiomen Vly Sch Dist PA Ser A (FSA Insd)            5.250   03/01/28    1,679,704              1,679,704
  3,000             3,000 Philadelphia, PA (FSA Insd)                           5.000   03/15/28    3,100,710              3,100,710
  6,160             6,160 Philadelphia, PA Auth for Indl Ser B (FSA Insd)       5.500   10/1/017    6,945,646              6,945,646
  2,000             2,000 Philadelphia, PA Auth for Indl Ser B (FSA Insd)       5.125   10/01/26    2,145,300              2,145,300
  1,000    1,000    2,000 Philadelphia, PA Auth Indl Dev Amern College Of
                            Physicians                                          5.500   06/15/27    1,054,020  1,054,020   2,108,040
           1,500    1,500 Philadelphia, PA Gas Wks Rev 1975 Gen
                            Ordinance 17th Ser (FSA Insd)                       5.375   07/01/19               1,670,490   1,670,490
  1,700             1,700 Philadelphia, PA Gas Wks Rev 18th Ser (AGC Insd)      5.250   08/01/21    1,860,259              1,860,259
  1,750             1,750 Philadelphia, PA Gas Wks Rev Second Ser (FSA Insd)    5.250   07/01/29    1,878,118              1,878,118
  1,500             1,500 Philadelphia, PA Gas Wks Rev Third Ser S (FSA Insd)   5.125   08/01/31    1,564,260              1,564,260
           1,000    1,000 Philadelphia, PA Hosp & Higher Ed Fac Auth Hosp
                            Rev PA Hosp Rfdg (Escrowed to Maturity)             6.250   07/01/06               1,050,920   1,050,920
           1,455    1,455 Philadelphia, PA Hosp & Higher Ed Fac Auth Rev
                            Cmnty College Ser B Rfdg (MBIA Insd) (a)            6.500   05/01/09               1,661,188   1,661,188
  1,645             1,645 Philadelphia, PA Pkg Auth Rev Ser A (AMBAC Insd)      5.250   02/15/29    1,748,717              1,748,717
           2,000    2,000 Philadelphia, PA Sch Dist Ser B
                            (Prerefunded @ 09/01/05) (AMBAC Insd)               5.500   09/01/18               2,059,160   2,059,160
           3,675    3,675 Philadelphia, PA Wtr & Wastewtr Rev Rfdg (AMBAC Insd) 5.500   06/15/07               3,926,407   3,926,407
    500               500 Pittsburgh & Allegheny Cnty, PA Pub Aud Hotel Room
                            (AMBAC Insd)                                        5.125   02/01/35      525,345                525,345
  2,500    4,500    7,000 Pittsburgh & Allegheny Cnty, PA Pub Aud Regl Asset
                            Dist Sales Tax (AMBAC Insd)                         5.000   02/01/24    2,673,900  4,813,020   7,486,920
  4,990             4,990 Pittsburgh & Allegheny Cnty, PA Pub Aud Regl Asset
                            Dist Sales Tax (AMBAC Insd)                         5.000   02/01/29   5,201,676               5,201,676
  1,000             1,000 Pittsburgh, PA Pub Pkg Auth Rev Ser B
                            (FGIC Insd) (b)                                     5.000   12/01/23   1,077,580               1,077,580
  5,000             5,000 Pittsburgh, PA Ser A (AMBAC Insd)                     5.500   09/01/17   5,520,100               5,520,100
    500    1,000    1,500 Pittsburgh, PA Urban Redev Auth Mtg Rev
                            Ser C Rfdg (AMT)                                    6.500   10/01/23     518,460   1,036,920   1,555,380
           1,570    1,570 Pittsburgh, PA Urban Redev Auth Mtg Rev
                            Ser C Rfdg (AMT) (GNMA Collateralized)              5.700   04/01/30               1,611,888   1,611,888
  3,700             3,700 Pittsburgh, PA Wtr & Swr Rfdg (FGIC Insd)             6.500   09/01/13   4,430,787               4,430,787
           1,765    1,765 Quaker Valley, PA Sch Dist (FSA Insd) (a)             5.375   04/01/20               1,987,849   1,987,849
  1,960             1,960 Quaker Valley, PA Sch Dist (FSA Insd) (a)             5.375   04/01/22   2,194,553               2,194,553
           1,375    1,375 Red Lion, PA Area Sch Dist Ser A (FSA Insd) (a) (b)   5.000   02/01/20               1,503,425   1,503,425

      VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                  (UNAUDITED)



  VTP     VPV    PROFORMA
  PAR     PAR     PAR                                                                                VTP       VPV
AMOUNT   AMOUNT   AMOUNT                                                                            MARKET    MARKET      PROFORMA
 (000)    (000)    (000)  DESCRIPTION                                          COUPON   MATURITY    VALUE     VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
  2,000             2,000 Rostraver Twp, PA (AMBAC Insd)                        5.500  07/01/24  2,219,700                2,219,700
  1,050             1,050 Scranton, PA Ser B (AMBAC Insd) (a)                   5.000  09/01/17  1,144,805                1,144,805
  2,000    1,000    3,000 Southcentral, PA Gen Auth Rev Wellspan Hlth Oblig
                            (MBIA Insd)                                         5.375  05/15/28  2,134,820   1,067,410    3,202,230
           1,000    1,000 State Pub Sch Bldg Auth PA Delaware Cnty College
                            Proj (MBIA Insd)                                    5.750  10/01/16              1,133,640    1,133,640
             360      360 State Pub Sch Bldg Auth PA Sch Conneaut Sch Dist
                            Proj (FGIC Insd)                                    5.250  11/01/19                400,964      400,964
             640      640 State Pub Sch Bldg Auth PA Sch Conneaut Sch Dist
                            Proj (FGIC Insd) (Prerefunded @ 11/01/13)           5.250  11/01/19                727,270      727,270
  2,120             2,120 State Pub Sch Bldg Auth PA Sch Conneaut Sch Dist
                            Proj (FGIC Insd) (a)                                5.250  11/01/20  2,357,058                2,357,058
           2,480    2,480 State Pub Sch Bldg Auth PA Sch Conneaut Sch Dist
                            Proj (FGIC Insd) (a)                                5.250  11/01/23              2,746,972    2,746,972
  2,360             2,360 State Pub Sch Bldg Auth PA Sch Rev Jefferson Cnty
                            Dubois Tech Sch (FGIC Insd) (a)                     5.375  02/01/23  2,645,088                2,645,088
  1,140    1,000    2,140 Susquehanna Area Regl Arpt Auth PA Ser A (AMT)
                            (AMBAC Insd)                                        5.375  01/01/21  1,231,211   1,080,010    2,311,221
  5,205             5,205 Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev
                            Ser A (AMT) (AMBAC Insd)                            5.375  01/01/23  5,592,408                5,592,408
  1,500    1,000    2,500 Susquehanna Area Regl Arpt Auth PA Ser D              5.375  01/01/18  1,552,185   1,034,790    2,586,975
  1,950             1,950 Swarthmore Boro Auth PA College                       5.250  09/15/18  2,169,882                2,169,882
  1,000             1,000 Trinity Area Sch Dist PA (FGIC Insd)                  5.250  11/01/20  1,111,820                1,111,820
           1,000    1,000 Union Cnty, PA Higher Edl Bucknell Univ Ser A         5.250  04/01/21              1,106,330    1,106,330
             500      500 Union Cnty, PA Higher Edl Bucknell Univ Ser A         5.250  04/01/22                552,835      552,835
  2,300             2,300 Union Cnty, PA Hosp Auth Hosp Rev Evangelical
                            Cmnty Hosp (Radian Insd)                            5.250  08/01/24  2,447,706                2,447,706
             720      720 Washington Cnty, PA Auth Rev Cap Fdg
                            Proj & Equip Pgm (AMBAC Insd)                       6.150  12/01/29                766,778      766,778
  2,000    1,350    3,350 Washington Cnty, PA Ser A (AMBAC Insd)                5.125  09/01/27  2,121,540  1,432,040     3,553,580
           1,000    1,000 Wayne Highlands, PA Sch Dist (FSA Insd)               5.375  04/01/14              1,125,850    1,125,850
  2,000             2,000 West Shore, PA Area Hosp Auth Holy Spirit Hosp Proj   6.250  01/01/32  2,151,220                2,151,220
           1,000    1,000 Wilson, PA Area Sch Dist (FGIC Insd)                  5.125  03/15/16              1,103,420    1,103,420
           1,100    1,100 York Cnty, PA (AMBAC Insd)                            5.000  06/01/19              1,195,601    1,195,601
             500      500 York Cnty, PA Sch Technology Auth Lease Rev
                            (FGIC Insd)                                         5.500  02/15/22                566,205      566,205
           1,000    1,000 York Cnty, PA Sch Technology Auth Lease Rev
                            (FGIC Insd)                                         5.500  02/15/23              1,130,770    1,130,770

                                                                                                ------------------------------------
                         GUAM 0.9%                                                             184,067,097 110,348,581  294,415,678
           1,585    1,585 Guam Intl Arpt Auth Gen Ser B (MBIA Insd)                             ------------------------------------

                         PUERTO RICO 2.5%
           4,000  $ 4,000 Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y Rfdg
                          (FSA Insd)                                            6.250  07/01/21               5,111,880    5,111,880
                                                                                                ------------------------------------
                         U.S. VIRGIN ISLANDS 2.5%
  1,500             1,500 University Virgin Islands Impt Ser A                  5.375  06/01/34    1,577,565               1,577,565
  2,000             2,000 Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt
                          Ser A (ACA Insd)                                      6.125  10/01/29    2,276,320               2,276,320
           1,000    1,000 Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes
                          Nt Ser A                                              6.375  10/01/19                 1,157,460  1,157,460
                                                                                                ------------------------------------
                                                                                                   3,853,885    1,157,460  5,011,345
                                                                                                ------------------------------------

TOTAL LONG-TERM INVESTMENTS 152.6%
   (Cost $571,718,197)                                                                           187,920,982 116,617,921 304,538,903

SHORT-TERM INVESTMENTS 6.3%

    800    2,400      3,200 Delaware Cnty, PA Indl Dev Auth Dates United Parcel
                            Svc Proj (c)                                        1.750  12/01/15      800,000   2,400,000   3,200,000
  8,200    1,100      9,300 Delaware Cnty, PA Indl Dev Auth Pollutn Ctl Rev
                            Exelon Rmkt (c)                                     1.970  04/01/05    8,200,000   1,100,000   9,300,000
    200               200 Lehigh Cnty, PA Gen Purp Auth Adj Hosp Lehigh Vy
                            Hosp Ser A (c)                                      1.820  07/01/28      200,000                 200,000
                                                                                                ------------------------------------
TOTAL SHORT-TERM INVESTMENTS 6.3%                                                                  9,200,000   3,500,000  12,700,000
      (Cost $21,820,000)                                                                        ------------------------------------

TOTAL INVESTMENTS 158.9%
     (Cost $593,538,197)                                                                         197,120,982 120,117,921 317,238,903


     VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS (VTP) -
           VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (VPV)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                  (UNAUDITED)



  VTP     VPV    PROFORMA
  PAR     PAR     PAR                                                                                 VTP       VPV
AMOUNT   AMOUNT   AMOUNT                                                                             MARKET    MARKET     PROFORMA
 (000)    (000)    (000)  DESCRIPTION                                          COUPON    MATURITY    VALUE     VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES IN EXCESS OF ASSETS (1.6%)                                                      (125,643) (3,081,105) (3,206,748)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS) (57.3%)                                     (70,080,556)(45,011,404)(115,091,960)
                                                                                              --------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES 100.0%                                                 $126,914,783 $72,025,412 $198,940,195
                                                                                              --------------------------------------
Percentages are calculated as a percentage of net assets applicable to common shares.

 *       Zero Coupon Bond
(a)      The Trust owns 100% of bond issuance.
(b)      Securities purchased on a when-issued or delayed delivery basis.
(c)      Security includes a put feature allowing the Trust to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Trust based on the most recent reset date.
ACA      American Capital Access
AGC      AGC Insured Custody Certificates
AMBAC    AMBAC Indemnity Corp.
AMT      Alternative Minimum Tax
FGIC     Financial Guaranty Insurance Co.
FHA      Federal Housing Administration
FSA      Financial Security Assurance Inc.
GNMA     Government National Mortgage Association
LOC      Letter of Credit
MBIA     Municipal Bond Investors Assurance Corp.
Radian   Radian Asset Assurance
XLCA     XL Capital Assurance Inc.


           VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST -
               VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST -
        VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS -
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 2005
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                                          VAN KAMPEN
                                            VAN KAMPEN     VAN KAMPEN     TRUST FOR      VAN KAMPEN                     VAN KAMPEN
                                             ADVANTAGE    PENNSYLVANIA    INVESTMENT    PENNSYLVANIA                   PENNSYLVANIA
                                            PENNSYLVANIA    QUALITY         GRADE          VALUE                     VALUE MUNICIPAL
                                             MUNICIPAL     MUNICIPAL     PENNSYLVANIA    MUNICIPAL                    INCOME TRUST
                                            INCOME TRUST     TRUST         MUNICIPALS   INCOME TRUST  ADJUSTMENTS        PROFORMA
                                           -------------  ------------  -------------   ------------  -----------    ---------------
ASSETS:
Total Investments (Cost of $108,582,
  $188,136, $183,289, $113,531 and
  $593,538, respectively)                  $     117,903  $    204,089  $     197,121   $    121,875                     $  640,988
Cash                                                   3            55             81             10                            149
Receivables:
  Interest                                         1,206         2,636          2,685          1,312                          7,839
  Investment Sold                                      -           135            176              -                            311
Other                                                  1             2              2              2                              7
                                           -------------  ------------  -------------   ------------  -----------        ----------
        Total Assets                             119,113       206,917        200,065        123,199                        649,294
                                           -------------  ------------  -------------   ------------  -----------        ----------
LIABILITIES:
Payables:
  Investments Purchased                            4,020         1,548          2,620          4,067                         12,255
  Investment Advisory Fee                             53            95             91             55                            294
  Income Distributions-Common Shares                  15            50             35             11                            111
  Other Affiliates                                     5             6              8              4                             23
Trustee's Deferred Compensation and
    Retirement Plans                                 219           239            238            219                            915
Accrued Expenses                                      59            74             77             49                            259
Merger Cost                                                                                           $       587 (2)           587
                                           -------------  ------------  -------------   ------------  -----------        ----------
        Total Liabilities                          4,371         2,012          3,069          4,405          587            14,444
Preferred Shares (Including
  accrued distributions)                          40,008        65,038         70,081         45,011                        220,138
                                           -------------  ------------  -------------   ------------  -----------        ----------

NET ASSETS APPLICABLE TO COMMON SHARES     $      74,734  $    139,867  $     126,915   $     73,783  $      (587)       $  414,712
                                           =============  ============  =============   ============  ===========        ==========

Net Assets Applicable to Common Shares     $      74,734  $    139,867  $     126,915   $     73,783  $      (587)(2)    $  414,712
Shares outstanding                                 4,369         8,268          7,432          4,477          694 (1)        25,240
                                           -------------  ------------  -------------   ------------                     ----------
Net Asset Value Per Common Share           $       17.11  $      16.92  $       17.08   $      16.48                     $    16.43
                                           =============  ============  =============   ============                     ==========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)             $          44  $         83  $          74   $         45  $         6 (1)    $      252
Paid in Surplus                                   64,233       122,587        109,598         64,699         (593)(1)(2)    360,524
Net Unrealized Appreciation                        9,321        15,953         13,832          8,344                         47,450
Accumulated Undistributed Net Investment
  Income                                             310           628          2,653            511                          4,102
Accumulated Net Realized Gain                        826           616            758            184                          2,384
                                           -------------  ------------  -------------   ------------  -----------        ----------
NET ASSETS APPLICABLE TO COMMON SHARES     $      74,734  $    139,867  $     126,915   $     73,783  $      (587)       $  414,712
                                           =============  ============  =============   ============  ===========        ==========

PREFERRED SHARES                           $      40,000  $     65,000  $      70,000   $     45,000                     $  220,000
                                           =============  ============  =============   ============  ===========        ==========
NET ASSETS INCLUDING PREFERRED SHARES      $     114,734  $    204,867  $     196,915   $    118,783  $      (587)       $  634,712
                                           =============  ============  =============   ============  ===========        ==========



(1) The proforma statements presume the issuance by the Van Kampen Pennsylvania Value Municipal Income Trust of approximately 4,538,461, 8,509,070 and 7,715,926 common shares in exchange for the assets and liabilities of the Van Kampen Advantage Pennsylvania Municipal Income Trust, Van Kampen Pennsylvania Quality Municipal Trust and Van Kampen Trust for Investment Grade Pennsylvania Municipals, respectively.

(2) A non-recurring cost associated with this transaction of approximately $587,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:

                                                                        Approximate Cost         Cost Per Share
                                                                        ----------------         --------------
Van Kampen Advantage Pennsylvania Municipal Income Trust............... $        167,412         $        0.038
Van Kampen Pennsylvania Quality Municipal Trust........................           62,633                  0.008
Van Kampen Trust for Investment Grade Pennsylvania Municipals..........          142,113                  0.019
Van Kampen Pennsylvania Value Income Municipal Trust...................          214,842                  0.048
                                                                        ----------------
                                                                        $        587,000
                                                                        ================

           VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST -
               VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST -
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 2005
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS




                                                                                    VAN KAMPEN
                                                      VAN KAMPEN     VAN KAMPEN    PENNSYLVANIA                      VAN KAMPEN
                                                      ADVANTAGE     PENNSYLVANIA       VALUE                        PENNSYLVANIA
                                                     PENNSYLVANIA     QUALITY        MUNICIPAL                    VALUE MUNICIPAL
                                                       MUNICIPAL     MUNICIPAL        INCOME                       INCOME TRUST
                                                     INCOME TRUST      TRUST           TRUST      ADJUSTMENTS         PROFORMA
                                                     ------------   ------------   ------------   -----------     ---------------
ASSETS:
Total Investments (Cost of $108,582,
 $188,136, $113,531 and $410,249,
 respectively)                                       $    117,903   $    204,089   $    121,875                     $  443,867
Cash                                                            3             55             10                             68
Receivables:
 Interest                                                   1,206          2,636          1,312                          5,154
 Investment Sold                                                -            135              -                            135
Other                                                           1              2              2                              5
                                                     ------------   ------------   ------------   -----------       ----------
     Total Assets                                         119,113        206,917        123,199                        449,229
                                                     ------------   ------------   ------------   -----------       ----------
LIABILITIES:
Payables:
  Investments Purchased                                     4,020          1,548          4,067                          9,635
  Investment Advisory Fee                                      53             95             55                            203
  Income Distributions-Common Shares                           15             50             11                             76
  Other Affiliates                                              5              6              4                             15
Trustee's Deferred Compensation and
    Retirement Plans                                          219            239            219                            677
Accrued Expenses                                               59             74             49                            182
Merger Cost                                                                                       $       440(2)           440
                                                     ------------   ------------   ------------   -----------       ----------
     Total Liabilities                                      4,371          2,012          4,405           440           11,228
Preferred Shares (Including
   accrued distributions)                                  40,008         65,038         45,011                        150,057
                                                     ------------   ------------   ------------   -----------       ----------
NET ASSETS APPLICABLE TO COMMON SHARES               $     74,734   $    139,867   $     73,783   $      (440)      $  287,944
                                                     ============   ============   ============   ===========       ==========

Net Assets Applicable to Common Shares               $     74,734   $    139,867   $     73,783   $      (440)(2)   $  287,944
Shares outstanding                                          4,369          8,268          4,477           411 (1)       17,525
                                                     ------------   ------------   ------------                     ----------
Net Asset Value Per Common Share                     $      17.11   $      16.92   $      16.48                     $    16.43
                                                     ============   ============   ============                     ==========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)                       $         44   $         83   $         45   $         3 (1)   $      175
Paid in Surplus                                            64,233        122,587         64,699          (443)(1)(2)   251,076
Net Unrealized Appreciation                                 9,321         15,953          8,344                         33,618
Accumulated Undistributed Net Investment Income               310            628            511                          1,449
Accumulated Net Realized Gain                                 826            616            184                          1,626
                                                     ------------   ------------   ------------   -----------       ----------
NET ASSETS APPLICABLE TO COMMON SHARES               $     74,734   $    139,867   $     73,783   $      (440)      $  287,944
                                                     ============   ============   ============   ===========       ==========

PREFERRED SHARES                                     $     40,000   $     65,000   $     45,000                     $  150,000
                                                     ============   ============   ============   ===========       ==========
NET ASSETS INCLUDING PREFERRED SHARES                $    114,734   $    204,867   $    118,783   $      (440)      $  437,944
                                                     ============   ============   ============   ===========       ==========


(1) The proforma statements presume the issuance by the Van Kampen Pennsylvania Value Municipal Income Trust of approximately 4,538,206 and 8,509,936 common shares in exchange for the assets and liabilities of the Van Kampen Advantage Pennsylvania Municipal Income Trust and Van Kampen Pennsylvania Quality Municipal Trust, respectively.

(2) A non-recurring cost associated with this transaction of approximately $440,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:


                                                                  Approximate Cost      Cost Per Share
                                                                  ----------------      --------------
Van Kampen Advantage Pennsylvania Municipal Income Trust......... $        171,600      $        0.039
Van Kampen Pennsylvania Quality Municipal Trust..................           48,400               0.006
Van Kampen Pennsylvania Value Income Municipal Trust.............          220,000               0.049
                                                                  ----------------
                                                                  $        440,000
                                                                  ================

                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST -
        VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS -
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 2005
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                    VAN KAMPEN       VAN KAMPEN
                                                      VAN KAMPEN    TRUST FOR       PENNSYLVANIA                       VAN KAMPEN
                                                     PENNSYLVANIA   INVESTMENT         VALUE                          PENNSYLVANIA
                                                       QUALITY        GRADE          MUNICIPAL                      VALUE MUNICIPAL
                                                      MUNICIPAL    PENNSYLVANIA       INCOME                         INCOME TRUST
                                                        TRUST       MUNICIPALS         TRUST         ADJUSTMENTS        PROFORMA
                                                     ------------  ------------     ------------     -----------    ---------------
ASSETS:
Total Investments (Cost of $188,136, $183,289,
    $113,531 and $484,956, respectively)              $ 204,089      $ 197,121       $ 121,875                           $ 523,085
Cash                                                         55             81              10                                 146
Receivables:
   Interest                                               2,636          2,685           1,312                               6,633
   Investment Sold                                          135            176              --                                 311
Other                                                         2              2               2                                   6
                                                      ---------      ---------       ---------        ---------          ---------
        Total Assets                                    206,917        200,065         123,199                             530,181
                                                      ---------      ---------       ---------        ---------          ---------
LIABILITIES:
Payables:
    Investments Purchased                                 1,548          2,620           4,067                               8,235
    Investment Advisory Fee                                  95             91              55                                 241
    Income Distributions-Common Shares                       50             35              11                                  96
    Other Affiliates                                          6              8               4                                  18
Trustee's Deferred Compensation and
      Retirement Plans                                      239            238             219                                 696
Accrued Expenses                                             74             77              49                                 200
Merger Cost                                                                                           $     464 (2)            464
                                                      ---------      ---------       ---------        ---------          ---------
        Total Liabilities                                 2,012          3,069           4,405              464              9,950
Preferred Shares (Including
     accrued distributions)                              65,038         70,081          45,011                             180,130
                                                      ---------      ---------       ---------        ---------          ---------
NET ASSETS APPLICABLE TO COMMON SHARES                $ 139,867      $ 126,915       $  73,783        $    (464)         $ 340,101
                                                      =========      =========       =========        =========          =========

Net Assets Applicable to Common Shares                $ 139,867      $ 126,915       $  73,783        $    (464)(2)      $ 340,101
Shares outstanding                                        8,268          7,432           4,477              524 (1)         20,701
                                                      ---------      ---------       ---------                           ---------
Net Asset Value Per Common Share                      $   16.92      $   17.08       $   16.48                           $   16.43
                                                      =========      =========       =========                           =========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)                        $      83      $      74       $      45        $       5 (1)      $     207
Paid in Surplus                                         122,587        109,598          64,699             (469)(1)(2)     296,415
Net Unrealized Appreciation                              15,953         13,832           8,344                              38,129
Accumulated Undistributed Net Investment Income             628          2,653             511                               3,792
Accumulated Net Realized Gain                               616            758             184                               1,558
                                                      ---------      ---------       ---------        ---------          ---------
NET ASSETS APPLICABLE TO COMMON SHARES                $ 139,867      $ 126,915       $  73,783        $    (464)         $ 340,101
                                                      =========      =========       =========        =========          =========

PREFERRED SHARES                                      $  65,000      $  70,000       $  45,000                           $ 180,000
                                                      =========      =========       =========        =========          =========
NET ASSETS INCLUDING PREFERRED SHARES                 $ 204,867      $ 196,915       $ 118,783        $    (464)         $ 520,101
                                                      =========      =========       =========        =========          =========

(1) The proforma statements presume the issuance by the Van Kampen Pennsylvania Value Municipal Income Trust of approximately 8,508,646 and 7,714,974 common shares in exchange for the assets and liabilities of the Van Kampen Pennsylvania Quality Municipal Trust and Van Kampen Trust for Investment Grade Pennsylvania Municipals, respectively.

(2) A non-recurring cost associated with this transaction of approximately $464,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:


                                                                  Approximate Cost      Cost Per Share
                                                                  ----------------      --------------
Van Kampen Pennsylvania Quality Municipal Trust.................. $         69,600      $        0.008
Van Kampen Trust for Investment Grade Pennsylvania Municipals....          157,760               0.021
Van Kampen Pennsylvania Value Income Municipal Trust.............          236,640               0.053
                                                                  ----------------
                                                                  $        464,000
                                                                  ================

           VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST -
        VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS -
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 2005
                                  (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                        VAN KAMPEN
                                                      VAN KAMPEN        TRUST FOR        VAN KAMPEN                     VAN KAMPEN
                                                      ADVANTAGE         INVESTMENT      PENNSYLVANIA                   PENNSYLVANIA
                                                     PENNSYLVANIA         GRADE             VALUE                    VALUE MUNICIPAL
                                                      MUNICIPAL        PENNSYLVANIA      MUNICIPAL                    INCOME TRUST
                                                     INCOME TRUST       MUNICIPALS      INCOME TRUST   ADJUSTMENTS       PROFORMA
                                                    --------------    --------------   -------------- -------------  ---------------
 ASSETS:
 Total Investments (Cost of $108,582, $183,289,
 $113,531 and $405,402, respectively)               $     117,903     $  197,121       $  121,875                        $  436,899
 Cash                                                           3             81               10                                94
 Receivables:
   Interest                                                 1,206          2,685            1,312                             5,203
   Investment Sold                                              -            176                -                               176
 Other                                                          1              2                2                                 5
                                                    -------------     ----------       ----------     ---------          ----------
      Total Assets                                        119,113        200,065          123,199                           442,377
                                                    -------------     ----------       ----------     ---------          ----------
 LIABILITIES:
 Payables:
   Investments Purchased                                    4,020          2,620            4,067                            10,707
   Investment Advisory Fee                                     53             91               55                               199
   Income Distributions-Common Shares                          15             35               11                                61
   Other Affiliates                                             5              8                4                                17
 Trustee's Deferred Compensation and
     Retirement Plans                                         219            238              219                               676
 Accrued Expenses                                              59             77               49                               185
 Merger Cost                                                                                          $     431  (2)            431
                                                    -------------     ----------       ----------     ---------          ----------
      Total Liabilities                                     4,371          3,069            4,405           431              12,276
 Preferred Shares (Including
    accrued distributions)                                 40,008         70,081           45,011                           155,100
                                                    -------------     ----------       ----------     ---------          ----------
 NET ASSETS APPLICABLE TO COMMON SHARES             $      74,734     $  126,915       $   73,783     $    (431)         $  275,001
                                                    =============     ==========       ==========     =========          ==========

 Net Assets Applicable to Common Shares             $      74,734     $  126,915       $   73,783     $    (431) (2)     $  275,001
 Shares outstanding                                         4,369          7,432            4,477           450  (1)         16,728
                                                    -------------     ----------       ----------                        ----------
 Net Asset Value Per Common Share                   $       17.11     $    17.08       $    16.48                        $    16.44
                                                    =============     ==========       ==========     =========          ==========

 NET ASSETS CONSIST OF:
 Common Shares ($.01 par value)                     $          44     $       74       $       45     $       4  (1)     $      167
 Paid in Surplus                                           64,233        109,598           64,699          (435) (1)(2)     238,095
 Net Unrealized Appreciation                                9,321         13,832            8,344                            31,497
 Accumulated Undistributed Net Investment Income              310          2,653              511                             3,474
 Accumulated Net Realized Gain                                826            758              184                             1,768
                                                    -------------     ----------       ----------     ---------          ----------
 NET ASSETS APPLICABLE TO COMMON SHARES             $      74,734     $  126,915       $   73,783     $    (431)         $  275,001
                                                    =============     ==========       ==========     =========          ==========

 PREFERRED SHARES                                   $      40,000     $   70,000       $   45,000                        $  155,000
                                                    =============     ==========       ==========     =========          ==========
 NET ASSETS INCLUDING PREFERRED SHARES              $     114,734     $  196,915       $  118,783     $    (431)         $  430,001
                                                    =============     ==========       ==========     =========          ==========


(1) The proforma statements presume the issuance by the Van Kampen Pennsylvania Value Municipal Income Trust of approximately 4,537,232 and 7,714,110 common shares in exchange for the assets and liabilities of the Van Kampen Advantage Pennsylvania Municipal Income Trust and Van Kampen Trust for Investment Grade Pennsylvania Municipals, respectively.

(2) A non-recurring cost associated with this transaction of approximately $431,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:

                                                                                Approximate Cost              Cost Per Share
                                                                              -------------------           ------------------
Van Kampen Advantage Pennsylvania Municipal Income Trust...............       $          142,230            $          0.033
Van Kampen Trust for Investment Grade Pennsylvania Municipals..........                   94,820                       0.013
Van Kampen Pennsylvania Value Income Municipal Trust...................                  193,950                       0.043
                                                                              ------------------
                                                                              $          431,000
                                                                              ==================

               VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST -
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 2005
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                                                                   VAN KAMPEN
                                                        VAN KAMPEN             VAN KAMPEN                         PENNSYLVANIA
                                                       PENNSYLVANIA           PENNSYLVANIA                      VALUE MUNICIPAL
                                                     QUALITY MUNICIPAL       VALUE MUNICIPAL                     INCOME TRUST
                                                           TRUST              INCOME TRUST      ADJUSTMENTS         PROFORMA
                                                     -----------------       ---------------    -----------     ----------------
ASSETS:
Total Investments (Cost of $188,136,
     $113,531 and $301,667, respectively)            $         204,089       $       121,875                        $    325,964
Cash                                                                55                    10                                  65
Receivables:
  Interest                                                       2,636                 1,312                               3,948
  Investment Sold                                                  135                     -                                 135
Other                                                                2                     2                                   4
                                                     -----------------       ---------------    -----------         ------------
        Total Assets                                           206,917               123,199                             330,116
                                                     -----------------       ---------------    -----------         ------------
LIABILITIES:
Payables:
   Investments Purchased                                         1,548                 4,067                               5,615
   Investment Advisory Fee                                          95                    55                                 150
   Income Distributions-Common Shares                               50                    11                                  61
   Other Affiliates                                                  6                     4                                  10
Trustee's Deferred Compensation and
     Retirement Plans                                              239                   219                                 458
Accrued Expenses                                                    74                    49                                 123
Merger Cost                                                                                     $       317 (2)              317
                                                     -----------------       ---------------    -----------         ------------
        Total Liabilities                                        2,012                 4,405            317                6,734
Preferred Shares (Including
     accrued distributions)                                     65,038                45,011                             110,049
                                                     -----------------       ---------------    -----------         ------------
NET ASSETS APPLICABLE TO COMMON SHARES               $         139,867       $        73,783    $      (317)        $    213,333
                                                     =================       ===============    ===========         ============

Net Assets Applicable to Common Shares               $         139,867       $        73,783    $      (317)(2)     $    213,333
Shares outstanding                                               8,268                 4,477            255 (1)           13,000
                                                     -----------------       ---------------                        ------------
Net Asset Value Per Common Share                     $           16.92       $         16.48                        $      16.41
                                                     =================       ===============                        ============

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)                       $              83       $            45    $         2 (1)     $        130
Paid in Surplus                                                122,587                64,699           (319)(1)(2)       186,967
Net Unrealized Appreciation                                     15,953                 8,344                              24,297
Accumulated Undistributed Net Investment Income                    628                   511                               1,139
Accumulated Net Realized Gain                                      616                   184                                 800
                                                     -----------------       ---------------    -----------         ------------
NET ASSETS APPLICABLE TO COMMON SHARES                $        139,867       $        73,783    $      (317)        $    213,333
                                                     =================       ===============    ===========         ============

PREFERRED SHARES                                      $         65,000       $        45,000                        $    110,000
                                                     =================       ===============    ===========         ============
NET ASSETS INCLUDING PREFERRED SHARES                 $        204,867       $       118,783    $      (317)        $    323,333
                                                     =================       ===============    ===========         ============


(1) The proforma statements presume the issuance by the Van Kampen Pennsylvania Value Municipal Income Trust of approximately 8,523,257 common shares in exchange for the assets and liabilities of the Van Kampen Pennsylvania Quality Municipal Trust.

(2) A non-recurring cost associated with this transaction of approximately $317,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:


                                                                       Approximate Cost         Cost Per Share
                                                                       ----------------         ---------------
Van Kampen Pennsylvania Quality Municipal Trust....................... $              0         $         0.000
Van Kampen Pennsylvania Value Income Municipal Trust..................          317,000                   0.071
                                                                       ----------------
                                                                       $        317,000
                                                                       ================

           VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST -
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 2005
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                                 VAN KAMPEN
                                                              VAN KAMPEN        PENNSYLVANIA                            VAN KAMPEN
                                                               ADVANTAGE           VALUE                               PENNSYLVANIA
                                                             PENNSYLVANIA        MUNICIPAL                           VALUE MUNICIPAL
                                                              MUNICIPAL           INCOME                              INCOME TRUST
                                                             INCOME TRUST          TRUST           ADJUSTMENTS           PROFORMA
                                                             ------------       ------------      -------------      ---------------
ASSETS:
Total Investments (Cost of $108,582,
      $113,531 and $222,113, respectively)                     $ 117,903         $ 121,875                                 $ 239,778
Cash                                                                   3                10                                        13
Interest Receivable                                                1,206             1,312                                     2,518
Other                                                                  1                 2                                         3
                                                               ---------         ---------          ---------              ---------
        Total Assets                                             119,113           123,199                                   242,312
                                                               ---------         ---------          ---------              ---------
LIABILITIES:
Payables:
    Investments Purchased                                          4,020             4,067                                     8,087
    Investment Advisory Fee                                           53                55                                       108
    Income Distributions-Common Shares                                15                11                                        26
    Other Affiliates                                                   5                 4                                         9
Trustee's Deferred Compensation and
      Retirement Plans                                               219               219                                       438
Accrued Expenses                                                      59                49                                       108
Merger Cost                                                                                         $     284 (2)                284
                                                               ---------         ---------          ---------              ---------
        Total Liabilities                                          4,371             4,405                284                  9,060
Preferred Shares (Including
     accrued distributions)                                       40,008            45,011                                    85,019
                                                               ---------         ---------          ---------              ---------
NET ASSETS APPLICABLE TO COMMON SHARES                         $  74,734         $  73,783          $    (284)             $ 148,233
                                                               =========         =========          =========              =========

Net Assets Applicable to Common Shares                         $  74,734         $  73,783          $    (284) (2)         $ 148,233
Shares outstanding                                                 4,369             4,477                170  (1)             9,016
                                                               ---------         ---------                                 ---------
Net Asset Value Per Common Share                               $   17.11         $   16.48                                 $   16.44
                                                               =========         =========                                 =========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)                                 $      44         $      45          $       1 (1)          $      90
Paid in Surplus                                                   64,233            64,699               (285)(1)(2)         128,647
Net Unrealized Appreciation                                        9,321             8,344                                    17,665
Accumulated Undistributed Net Investment Income                      310               511                                       821
Accumulated Net Realized Gain                                        826               184                                     1,010
                                                               ---------         ---------          ---------              ---------
NET ASSETS APPLICABLE TO COMMON SHARES                         $  74,734         $  73,783          $    (284)             $ 148,233
                                                               =========         =========          =========              =========

PREFERRED SHARES                                               $  40,000         $  45,000                                 $  85,000
                                                               =========         =========          =========              =========
NET ASSETS INCLUDING PREFERRED SHARES                          $ 114,734         $ 118,783          $    (284)             $ 233,233
                                                               =========         =========          =========              =========

(1) The proforma statements presume the issuance by the Van Kampen Pennsylvania Value Municipal Income Trust of approximately 4,539,492 common shares in exchange for the assets and liabilities of the Van Kampen Advantage Pennsylvania Municipal Income Trust

(2) A non-recurring cost associated with this transaction of approximately $284,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:



                                                                       Approximate Cost         Cost Per Share
                                                                       ----------------         ---------------
Van Kampen Advantage Pennsylvania Municipal Income Trust.............. $        105,080         $         0.024
Van Kampen Pennsylvania Value Income Municipal Trust..................          178,920                   0.040
                                                                       ----------------
                                                                       $        284,000
                                                                       ================

        VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS -
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 2005
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS



                                                          VAN KAMPEN
                                                           TRUST FOR             VAN KAMPEN                         VAN KAMPEN
                                                          INVESTMENT            PENNSYLVANIA                       PENNSYLVANIA
                                                            GRADE                   VALUE                        VALUE MUNICIPAL
                                                         PENNSYLVANIA             MUNICIPAL                       INCOME TRUST
                                                          MUNICIPALS            INCOME TRUST    ADJUSTMENTS          PROFORMA
                                                         -------------         -------------    -----------      ---------------

ASSETS:
Total Investments (Cost of $183,289,
     $113,531 and $296,820, respectively)                $     197,121         $     121,875                        $    318,996
Cash                                                                81                    10                                  91
Receivables:
   Interest                                                      2,685                 1,312                               3,997
   Investment Sold                                                 176                     -                                 176
Other                                                                2                     2                                   4
                                                         -------------         -------------    -----------         ------------
        Total Assets                                           200,065               123,199                             323,264
                                                         -------------         -------------    -----------         ------------
LIABILITIES:
Payables:
    Investments Purchased                                        2,620                 4,067                               6,687
    Investment Advisory Fee                                         91                    55                                 146
    Income Distributions-Common Shares                              35                    11                                  46
    Other Affiliates                                                 8                     4                                  12
Trustee's Deferred Compensation and
      Retirement Plans                                             238                   219                                 457
Accrued Expenses                                                    77                    49                                 126
Merger Cost                                                                                     $       307 (2)              307
                                                         -------------         -------------    -----------         ------------
        Total Liabilities                                        3,069                 4,405            307                7,781
Preferred Shares (Including
     accrued distributions)                                     70,081                45,011                             115,092
                                                         -------------         -------------    -----------         ------------
NET ASSETS APPLICABLE TO COMMON SHARES                   $     126,915         $      73,783    $      (307)        $    200,391
                                                         =============         =============    ===========         ============

Net Assets Applicable to Common Shares                   $     126,915         $      73,783    $      (307)(2)     $    200,391
Shares outstanding                                               7,432                 4,477            294 (1)           12,203
                                                         -------------         -------------                        ------------
Net Asset Value Per Common Share                         $       17.08         $       16.48                        $      16.42
                                                         =============         =============                        ============

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)                           $          74         $          45    $         3 (1)     $        122
Paid in Surplus                                                109,598                64,699           (310)(1)(2)       173,987
Net Unrealized Appreciation                                     13,832                 8,344                              22,176
Accumulated Undistributed Net Investment Income                  2,653                   511                               3,164
Accumulated Net Realized Gain                                      758                   184                                 942
                                                         -------------         -------------    -----------         ------------
NET ASSETS APPLICABLE TO COMMON SHARES                   $     126,915         $      73,783    $      (307)        $    200,391
                                                         =============         =============    ===========         ============

PREFERRED SHARES                                         $      70,000         $      45,000                        $    115,000
                                                         =============         =============    ===========         ============
NET ASSETS INCLUDING PREFERRED SHARES                    $     196,915         $     118,783    $      (307)        $    315,391
                                                         =============         =============    ===========         ============


(1) The proforma statements presume the issuance by the Van Kampen Pennsylvania Value Municipal Income Trust of approximately 7,726,289 common shares in exchange for the assets and liabilities of the Van Kampen Trust for Investment Grade Pennsylvania Municipals.

(2) A non-recurring cost associated with this transaction of approximately $307,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:

                                                                        Approximate Cost     Cost Per Share
                                                                       ------------------    --------------
Van Kampen Trust for Investment Grade Pennsylvania Municipals......... $           49,120    $        0.007
Van Kampen Pennsylvania Value Income Municipal Trust..................            257,880             0.058
                                                                       ------------------
                                                                       $          307,000
                                                                       ==================



           VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST -
               VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST -
         VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS -
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED JANUARY 31, 2005
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                                         VAN KAMPEN
                                            VAN KAMPEN    VAN KAMPEN     TRUST FOR    VAN KAMPEN                       VAN KAMPEN
                                            ADVANTAGE    PENNSYLVANIA   INVESTMENT   PENNSYLVANIA                     PENNSYLVANIA
                                           PENNSYLVANIA     QUALITY       GRADE          VALUE                       VALUE MUNICIPAL
                                             MUNICIPAL     MUNICIPAL   PENNSYLVANIA    MUNICIPAL                      INCOME TRUST
                                           INCOME TRUST     TRUST       MUNICIPALS   INCOME TRUST     ADJUSTMENTS       PROFORMA
                                           ------------  ------------  ------------  ------------   --------------   ---------------
INVESTMENT INCOME:
Interest                                   $      5,488  $     10,206  $      9,387  $      5,763                     $     30,844
                                           ------------  ------------  ------------  ------------   --------------    ------------

EXPENSES:
Investment Advisory Fee                             667         1,187         1,154           689                            3,697
Preferred Share Maintenance                         116           178           191           133              (45)(1)         573
Trustee's Fees and Related
 Expenses                                            51            60            59            51             (148)(2)          73
Administration Fee                                   19            34            33            19                              105
Legal                                                21            26            29            21              (69)(1)          28
Custody                                               7            12            13             8               (3)(1)          37
Other                                               138           173           157           130             (287)(1)         311
                                           ------------  ------------  ------------  ------------   --------------    ------------
      Total Expenses                              1,019         1,670         1,636         1,051             (552)          4,824
      Less Credits Earned on Cash
       Balances                                       -             -             2             -                                2
                                           ------------  ------------  ------------  ------------   --------------    ------------
      Net Expenses                                1,019         1,670        1,634          1,051             (552)          4,822
                                           ------------  ------------  ------------  ------------   --------------    ------------
NET INVESTMENT INCOME                      $      4,469  $      8,536  $      7,753  $      4,712   $          552    $     26,022
                                           ============  ============  ============  ============   ==============    ============

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                          $      1,418  $      1,075  $      5,909  $        398                     $      8,800
                                           ------------  ------------  ------------  ------------   --------------    ------------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                     9,810        14,799        18,114         7,700                           50,423
      End of the Period                           9,322        15,953        13,831         8,344                           47,450
                                           ------------  ------------  ------------  ------------   --------------    ------------
Net Unrealized Appreciation/Depreciation
 During the Period                                 (488)        1,154        (4,283)          644                     $     (2,973)
                                           ------------  ------------  ------------  ------------   --------------    ------------
NET REALIZED AND UNREALIZED GAIN           $        930  $      2,229  $      1,626  $      1,042                     $      5,827
                                           ------------  ------------  ------------  ------------   --------------    ------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS    $       (568) $       (894) $     (1,019) $       (583)                    $     (3,064)
                                           ============  ============  ============  ============   ==============    ============
NET INCREASE IN NET ASSETS APPLICABLE TO
 COMMON SHARES FROM OPERATIONS             $      4,831  $      9,871  $      8,360  $      5,171   $          552    $     28,785
                                           ============  ============  ============  ============   ==============    ============



(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

(2) Reflects the exclusion of unrealized net appreciation related to the trustees deferred compensation plan and the elimination of certain duplicate expenses.

           VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST -
               VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST -
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED JANUARY 31, 2005
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                                                           VAN KAMPEN                    VAN KAMPEN
                                                               VAN KAMPEN    VAN KAMPEN   PENNSYLVANIA                  PENNSYLVANIA
                                                                ADVANTAGE   PENNSYLVANIA     VALUE                         VALUE
                                                              PENNSYLVANIA     QUALITY      MUNICIPAL                    MUNICIPAL
                                                                MUNICIPAL     MUNICIPAL      INCOME                     INCOME TRUST
                                                              INCOME TRUST      TRUST         TRUST       ADJUSTMENTS     PROFORMA
                                                              ------------  ------------  ------------  --------------- ------------
INVESTMENT INCOME:
Interest                                                        $  5,488      $ 10,206      $  5,763                     $ 21,457
                                                                --------      --------      --------      --------       --------

EXPENSES:
Investment Advisory Fee                                              667         1,187           689                        2,543
Preferred Share Maintenance                                          116           178           133           (30)(1)        397
Trustee's Fees and Related Expenses                                   51            60            51           (89)(2)         73
Administration Fee                                                    19            34            19                           72
Legal                                                                 21            26            21           (43)(1)         25
Custody                                                                7            12             8            (1)(1)         26
Other                                                                138           173           130          (187)(1)        254
                                                                --------      --------      --------      --------       --------
      Total Expenses                                               1,019         1,670         1,051          (350)         3,390
                                                                --------      --------      --------      --------       --------
NET INVESTMENT INCOME                                           $  4,469      $  8,536      $  4,712      $    350       $ 18,067
                                                                ========      ========      ========      ========       ========

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                                               $  1,418      $  1,075      $    398                     $  2,891
                                                                --------      --------      --------      --------       --------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                                      9,810        14,799         7,700                       32,309
      End of the Period                                            9,322        15,953         8,344                       33,619
                                                                --------      --------      --------      --------       --------
Net Unrealized Appreciation/Depreciation During the Period          (488)        1,154           644                     $  1,310
                                                                --------      --------      --------      --------       --------
NET REALIZED AND UNREALIZED GAIN                                $    930      $  2,229      $  1,042                     $  4,201
                                                                --------      --------      --------      --------       --------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                         $   (568)     $   (894)     $   (583)                    $ (2,045)
                                                                ========      ========      ========      ========       ========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES
 FROM OPERATIONS                                                $  4,831      $  9,871      $  5,171      $    350       $ 20,223
                                                                ========      ========      ========      ========       ========

(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

(2) Reflects the exclusion of unrealized net appreciation related to the trustees deferred compensation plan and the elimination of certain duplicate expenses.

                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST -
        VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS -
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED JANUARY 31, 2005
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                        VAN KAMPEN                                       VAN KAMPEN
                                                          VAN KAMPEN    TRUST FOR     VAN KAMPEN                        PENNSYLVANIA
                                                         PENNSYLVANIA   INVESTMENT   PENNSYLVANIA                          VALUE
                                                            QUALITY       GRADE          VALUE                           MUNICIPAL
                                                           MUNICIPAL   PENNSYLVANIA    MUNICIPAL                        INCOME TRUST
                                                             TRUST      MUNICIPALS   INCOME TRUST      ADJUSTMENTS        PROFORMA
                                                         ------------  ------------  -------------   --------------     ------------
INVESTMENT INCOME:
Interest                                                 $     10,206  $      9,387  $       5,763                     $     25,356
                                                         ------------  ------------  -------------   --------------    ------------

EXPENSES:
Investment Advisory Fee                                         1,187         1,154            689                            3,030
Preferred Share Maintenance                                       178           191            133              (30)(1)         472
Trustee's Fees and Related Expenses                                60            59             51              (98)(2)          72
Administration Fee                                                 34            33             19                               86
Legal                                                              26            29             21              (48)(1)          28
Custody                                                            12            13              8               (2)(1)          31
Other                                                             173           157            130             (185)(1)         275
                                                         ------------  ------------  -------------   --------------    ------------
      Total Expenses                                            1,670         1,636          1,051             (363)          3,994
      Less Credits Earned on Cash
       Balances                                                     -             2              -                                2
                                                         ------------  ------------  -------------   --------------    ------------
      Net Expenses                                              1,670         1,634          1,051             (363)          3,992
                                                         ------------  ------------  -------------   --------------    ------------
NET INVESTMENT INCOME                                    $      8,536  $      7,753  $       4,712   $          363    $     21,364
                                                         ============  ============  =============   ==============    ============

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                                        $      1,075  $      5,909  $         398                     $      7,382
                                                         ------------  ------------  -------------   ---------------   ------------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                                  14,799        18,114          7,700                           40,613
      End of the Period                                        15,953        13,831          8,344                           38,128
                                                         ------------  ------------  -------------   ---------------   ------------
Net Unrealized Appreciation/Depreciation
 During the Period                                              1,154        (4,283)           644                     $     (2,485)
                                                         ------------  ------------  -------------   ---------------   ------------
NET REALIZED AND UNREALIZED GAIN                         $      2,229  $      1,626  $       1,042                     $      4,897
                                                         ------------  ------------  -------------   ---------------   ------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                  $       (894) $     (1,019) $        (583)                    $     (2,496)
                                                         ============  ============  =============   ===============   ============
NET INCREASE IN NET ASSETS APPLICABLE
 TO COMMON SHARES FROM OPERATIONS                        $      9,871  $      8,360  $       5,171   $           363   $     23,765
                                                         ============  ============  =============   ===============   ============



(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

(2) Reflects the exclusion of unrealized net appreciation related to the trustees deferred compensation plan and the elimination of certain duplicate expenses.

           VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST -
        VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS -
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED JANUARY 31, 2005
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                          VAN KAMPEN     VAN KAMPEN                     VAN KAMPEN
                                                            VAN KAMPEN    TRUST FOR     PENNSYLVANIA                   PENNSYLVANIA
                                                            ADVANTAGE     INVESTMENT        VALUE                          VALUE
                                                           PENNSYLVANIA     GRADE         MUNICIPAL                      MUNICIPAL
                                                             MUNICIPAL   PENNSYLVANIA      INCOME                      INCOME TRUST
                                                           INCOME TRUST   MUNICIPALS       TRUST        ADJUSTMENTS      PROFORMA
                                                           ------------   -----------   ------------  ---------------  ------------
INVESTMENT INCOME:
Interest                                                     $  5,488      $  9,387       $  5,763                     $ 20,638
                                                             --------      --------       --------       --------      --------

EXPENSES:
Investment Advisory Fee                                           667         1,154            689                        2,510
Preferred Share Maintenance                                       116           191            133            (30)(1)       410
Trustee's Fees and Related Expenses                                51            59             51            (89)(2)        72
Administration Fee                                                 19            33             19                           71
Legal                                                              21            29             21            (43)(1)        28
Custody                                                             7            13              8             (2)(1)        26
Other                                                             138           157            130           (186)(1)       239
                                                             --------      --------       --------       --------      --------
      Total Expenses                                            1,019         1,636          1,051           (350)        3,356
      Less Credits Earned on Cash Balances                       --               2           --                              2
                                                             --------      --------       --------       --------       --------

      Net Expenses                                              1,019         1,634          1,051           (350)        3,354
                                                             --------      --------       --------       --------      --------
NET INVESTMENT INCOME                                        $  4,469      $  7,753       $  4,712       $    350      $ 17,284
                                                             ========      ========       ========       ========      ========

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                                            $  1,418      $  5,909       $    398                     $  7,725
                                                             --------      --------       --------       --------      --------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                                   9,810        18,114          7,700                       35,624
      End of the Period                                         9,322        13,831          8,344                       31,497
                                                             --------      --------       --------       --------      --------
Net Unrealized Appreciation/Depreciation During the Period       (488)       (4,283)           644                     $ (4,127)
                                                             --------      --------       --------       --------      --------
NET REALIZED AND UNREALIZED GAIN                             $    930      $  1,626       $  1,042                     $  3,598
                                                             --------      --------       --------       --------      --------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                      $   (568)     $ (1,019)      $   (583)                    $ (2,170)
                                                             ========      ========       ========       ========      ========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES
 FROM OPERATIONS                                             $  4,831      $  8,360       $  5,171       $    350      $ 18,712
                                                             ========      ========       ========       ========      ========

(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

(2) Reflects the exclusion of unrealized net appreciation related to the trustees deferred compensation plan and the elimination of certain duplicate expenses.

               VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST -
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED JANUARY 31, 2005
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                                                                                      VAN KAMPEN
                                                                       VAN KAMPEN    VAN KAMPEN                      PENNSYLVANIA
                                                                      PENNSYLVANIA  PENNSYLVANIA                         VALUE
                                                                         QUALITY       VALUE                           MUNICIPAL
                                                                        MUNICIPAL     MUNICIPAL                      INCOME TRUST
                                                                          TRUST     INCOME TRUST     ADJUSTMENTS       PROFORMA
                                                                      ------------  ------------    -------------    ------------
INVESTMENT INCOME:
Interest                                                              $     10,206  $      5,763                     $     15,969
                                                                      ------------  ------------    -------------    ------------

EXPENSES:
Investment Advisory Fee                                                      1,187           689                            1,876
Preferred Share Maintenance                                                    178           133              (15)(1)         296
Trustee's Fees and Related Expenses                                             60            51              (38)(2)          73
Administration Fee                                                              34            19                               53
Legal                                                                           26            21              (22)(1)          25
Custody                                                                         12             8               (1)(1)          19
Other                                                                          173           130              (92)(1)         211
                                                                      ------------  ------------    -------------    ------------
      Total Expenses                                                         1,670         1,051             (168)          2,553
                                                                      ------------  ------------    -------------    ------------
NET INVESTMENT INCOME                                                 $      8,536  $      4,712    $         168    $     13,416
                                                                      ============  ============    =============    ============

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                                                     $      1,075  $        398                     $      1,473
                                                                      ------------  ------------    -------------    ------------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                                               14,799         7,700                           22,499
      End of the Period                                                     15,953         8,344                           24,297
                                                                      ------------  ------------    -------------    ------------
Net Unrealized Appreciation During the Period                                1,154           644                     $      1,798
                                                                      ------------  ------------    -------------    ------------
NET REALIZED AND UNREALIZED GAIN                                      $      2,229  $      1,042                     $      3,271
                                                                      ------------  ------------    -------------    ------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                               $       (894) $       (583)                    $     (1,477)
                                                                      ============  ============    =============    ============
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES
 FROM OPERATIONS                                                      $      9,871  $      5,171    $         168    $     15,210
                                                                      ============  ============    =============    ============


(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

(2) Reflects the exclusion of unrealized net appreciation related to the trustees deferred compensation plan and the elimination of certain duplicate expenses.

           VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST -
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED JANUARY 31, 2005
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                                VAN KAMPEN                         VAN KAMPEN
                                                                VAN KAMPEN     PENNSYLVANIA                       PENNSYLVANIA
                                                                ADVANTAGE          VALUE                             VALUE
                                                               PENNSYLVANIA      MUNICIPAL                         MUNICIPAL
                                                                MUNICIPAL         INCOME                          INCOME TRUST
                                                               INCOME TRUST        TRUST         ADJUSTMENTS       PROFORMA
                                                               ------------    ------------    ---------------   -------------
INVESTMENT INCOME:
Interest                                                         $  5,488         $  5,763                          $ 11,251
                                                                 --------         --------       --------           --------

EXPENSES:
Investment Advisory Fee                                               667              689                             1,356
Preferred Share Maintenance                                           116              133            (15)(1)            234
Trustee's Fees and Related Expenses                                    51               51            (29)(2)             73
Administration Fee                                                     19               19                                38
Legal                                                                  21               21            (21)(1)             21
Custody                                                                 7                8                                15
Other                                                                 138              130            (90)(1)            178
                                                                 --------         --------       --------           --------
      Total Expenses                                                1,019            1,051           (155)             1,915
                                                                 --------         --------       --------           --------
NET INVESTMENT INCOME                                            $  4,469         $  4,712       $    155           $  9,336
                                                                 ========         ========       ========           ========

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                                                $  1,418         $    398                          $  1,816
                                                                 --------         --------       --------           --------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                                       9,810            7,700                            17,510
      End of the Period                                             9,322            8,344                            17,666
                                                                 --------         --------       --------           --------
Net Unrealized Appreciation/Depreciation During the Period           (488)             644                          $    156
                                                                 --------         --------       --------           --------
NET REALIZED AND UNREALIZED GAIN                                 $    930         $  1,042                          $  1,972
                                                                 --------         --------       --------           --------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                          $   (568)        $   (583)                         $ (1,151)
                                                                 ========         ========       ========           ========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES
 FROM OPERATIONS                                                 $  4,831         $  5,171       $    155           $ 10,157
                                                                 ========         ========       ========           ========

(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

(2) Reflects the exclusion of unrealized net appreciation related to the trustees deferred compensation plan and the elimination of certain duplicate expenses.

        VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS -
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED JANUARY 31, 2005
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                       VAN KAMPEN                                     VAN KAMPEN
                                                                       TRUST FOR     VAN KAMPEN                      PENNSYLVANIA
                                                                       INVESTMENT   PENNSYLVANIA                         VALUE
                                                                         GRADE         VALUE                           MUNICIPAL
                                                                      PENNSYLVANIA   MUNICIPAL                       INCOME TRUST
                                                                       MUNICIPALS   INCOME TRUST     ADJUSTMENTS       PROFORMA
                                                                      ------------  ------------   --------------    ------------
INVESTMENT INCOME:
Interest                                                              $      9,387  $      5,763                     $    15,150
                                                                      ------------  ------------   --------------    -----------

EXPENSES:
Investment Advisory Fee                                                      1,154           689                           1,843
Preferred Share Maintenance                                                    191           133              (15)(1)        309
Trustee's Fees and Related Expenses                                             59            51              (37)(2)         73
Administration Fee                                                              33            19                              52
Legal                                                                           29            21              (22)(1)         28
Custody                                                                         13             8               (1)(1)         20
Other                                                                          157           130              (89)(1)        198
                                                                      ------------  ------------   --------------    -----------
      Total Expenses                                                         1,636         1,051             (164)         2,523
      Less Credits Earned on Cash Balances                                       2             -                               2
                                                                      ------------  ------------   --------------    -----------
      Net Expenses                                                           1,634         1,051             (164)         2,521
                                                                      ------------  ------------   --------------    -----------
NET INVESTMENT INCOME                                                 $      7,753  $      4,712   $          164    $    12,629
                                                                      ============  ============   ==============    ===========

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                                                     $      5,909  $        398                     $     6,307
                                                                      ------------  ------------   --------------    -----------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                                               18,114         7,700                          25,814
      End of the Period                                                     13,831         8,344                          22,175
                                                                      ------------  ------------   --------------    -----------
Net Unrealized Appreciation/Depreciation During the Period                  (4,283)          644                     $    (3,639)
                                                                      ------------  ------------   --------------    -----------
NET REALIZED AND UNREALIZED GAIN                                      $      1,626  $      1,042                     $     2,668
                                                                      ------------  ------------   --------------    -----------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                               $     (1,019) $       (583)                    $    (1,602)
                                                                      ============  ============   ==============    ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES
 FROM OPERATIONS                                                      $      8,360  $      5,171   $          164    $    13,695
                                                                      ============  ============   ==============    ===========




(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

(2) Reflects the exclusion of unrealized net appreciation related to the trustees deferred compensation plan and the elimination of certain duplicate expenses.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST -- VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST -- VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS -- VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST


NOTES TO PRO FORMA FINANCIAL STATEMENTS
JANUARY 31, 2005
(Unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES


The Acquiring Trust, Van Kampen Pennsylvania Value Municipal Income Trust (the "Acquiring Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Acquiring Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Acquiring Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Acquiring Trust commenced investment operations on April 30, 1993.


         The following is a summary of significant accounting policies consistently followed by the Acquiring Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Acquiring Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Acquiring Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Acquiring Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS The Acquiring Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

                           PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Section 5.3 of the Registrant's Declaration of Trust, a copy of which is filed as an exhibit hereto, provides for indemnification, as set forth below:

     "Section 5.3 Mandatory Indemnification.

          (a) Subject to the exceptions and limitations contained in paragraph
     (b) below:

               (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;


               (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.


          (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

               (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
          (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                    (A) by vote of a majority of the Disinterested Trustees
               acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                    (B) by written opinion of independent legal counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators, and assigns of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

          (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph
     (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either

                         (i) such undertaking is secured by a surety bond or
                    some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                         (ii) a majority of the Disinterested Trustees acting on
                    the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending."

ITEM 16.  EXHIBITS


     1.   (a)  Declaration of Trust of the Registrant and amendments thereto +

        (b) Certificate of Vote Establishing Preferred Shares and amendments thereto (included as Appendix B to the Statement of Additional Information contained in the Registration Statement)+

     2.        Bylaws of the Registrant and amendments thereto+
     3.        Not applicable
     4.        Form of Agreement and Plan of Reorganization (included as
               Appendix A to the Statement of Additional Information contained in this Registration Statement)+
     5. (a)    Specimen share certificate for common shares of the
               Registrant+
        (b)    Specimen share certificate for preferred shares of the
               Registrant+
     6.        Investment Advisory Agreement and amendment thereto+
     7.        Not Applicable
     8. (a)    Form of Amended and Restated Deferred Compensation Plan+
        (b)    Form of Retirement Plan for Each Closed-End Fund+
     9.        Custodian Contract and amendments thereto+
     10.       Not Applicable
     11.(a)    Consent of Skadden, Arps, Slate, Meagher & Flom LLP,
               counsel for the Registrant++
        (b)    Opinion and consent of Saul Ewing LLP+
     12.       Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP+++
     13.(a)    Transfer Agency and Service Agreement+
        (b)    Auction Agency Agreement+
        (c)    Form of Broker-Dealer Agreement+
        (d)(i) Letter of Representations+
          (ii) Form of Letter of Representations+
        (e)    Fund Accounting Agreement and amendment thereto+
        (f)    Amended and Restated Legal Services Agreement+
     14.       Consent of independent registered public accounting firm for the
               Registrant and the Target Funds+
     15.       Not Applicable
     16.(a)    Power of Attorney - Trustees+
        (b)    Power of Attorney - Fund Officers+
     17.(a)    Code of Ethics of the Investment Adviser+
        (b)    Code of Ethics of the Funds+
     99.(a)    Proxy cards for the Target Funds+
        (b)    Proxy card for the Acquiring Fund+


    + Filed herewith.
   ++ Incorporated by reference to Registrant's Registration Statement on Form
      N-14 as filed via EDGAR on June 30, 2005.
  +++ To be filed by post-effective amendment.



ITEM 17. UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees that, if the Reorganizations discussed in the registration statement close, it shall file by post-effective amendment either a copy of the Internal Revenue Service private letter ruling applied for or an opinion supporting the tax matter discussed in the registration statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this pre-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on August 9, 2005.


                            VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

                            By: /s/ Stefanie V. Chang Yu
                                ------------------------------------
                                Stefanie V. Chang Yu
                                Vice President and Secretary



     Pursuant to the requirements of the Securities Act of 1933, as amended, this pre-effective amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


               SIGNATURES                               TITLE
               ----------                               -----

Principal Executive Officer:


          /s/ Ronald E. Robison*              Executive Vice President and
-------------------------------------------   Principal Executive Officer
              Ronald E. Robison


Principal Financial Officer:


          /s/ James W. Garrett*
-------------------------------------------   Chief Financial
              James W. Garrett                Officer and Treasurer



Trustees:

          /s/ David C. Arch*                  Trustee
-------------------------------------------
              David C. Arch


          /s/ Jerry D. Choate*                Trustee
-------------------------------------------
              Jerry D. Choate


          /s/ Rod Dammeyer*                   Trustee
-------------------------------------------
              Rod Dammeyer

          /s/ Linda Hutton Heagy*             Trustee
-------------------------------------------
              Linda Hutton Heagy

          /s/ R. Craig Kennedy*               Trustee
-------------------------------------------
              R. Craig Kennedy

          /s/ Howard J Kerr*                  Trustee
-------------------------------------------
              Howard J Kerr

          /s/ Mitchell M. Merin*              Trustee
-------------------------------------------
              Mitchell M. Merin

          /s/ Jack E. Nelson*                 Trustee
-------------------------------------------
              Jack E. Nelson

          /s/ Richard F. Powers, III*         Trustee
-------------------------------------------
              Richard F. Powers, III

          /s/ Hugo F. Sonnenschein*           Trustee
-------------------------------------------
              Hugo F. Sonnenschein

          /s/ Wayne W. Whalen*                Trustee
-------------------------------------------
              Wayne W. Whalen

          /s/ Suzanne H. Woolsey*             Trustee
-------------------------------------------
              Suzanne H. Woolsey


* Signed by Stefanie V. Chang Yu pursuant to a power of attorney filed herewith.



          /s/ Stefanie V. Chang Yu            August 9, 2005
-------------------------------------------
              Stefanie V. Chang Yu
              Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST


Exhibit
-------
 1 (a)      Declaration of Trust of the Registrant and amendments thereto
 2          Bylaws of the Registrant and amendment thereto
 5 (a)      Specimen share certificate for common shares of the Registrant
   (b)      Specimen share certificate for preferred shares of the Registrant
 6          Investment Advisory Agreement and amendment thereto
 8 (a)      Form of Amended and Restated Deferred Compensation Plan
   (b)      Form of Retirement Plan for Each Closed-End Fund
 9          Custodian Contract and amendments thereto
11 (b)      Opinion and Consent of Saul Ewing LLP
13 (a)      Transfer Agency and Service Agreement
   (b)      Auction Agency Agreement
   (c)      Form of Broker-Dealer Agreement
   (d)  (i) Letter of Representations
       (ii) Form of Letter of Representations
   (e)      Fund Accounting Agreement and amendment thereto
   (f)      Amended and Restated Legal Services Agreement
14          Consent of independent registered public accounting firm for the
            Registrant and the Target Funds
16 (a)      Power of Attorney - Trustees
   (b)      Power of Attorney - Fund Officers
17 (a)      Code of Ethics of the Investment Adviser
   (b)      Code of Ethics of the Funds
99 (a)      Proxy cards for the Target Funds
   (b)      Proxy cards for the Acquiring Fund